As filed with the Securities and Exchange Commission on April 28, 2025

  1933 Act Registration No. 333-210205

  1940 Act Registration No. 811-23148

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 26

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 30	☒

________________________

GUARDIAN VARIABLE PRODUCTS TRUST

(Exact Name of Registrant as Specified in Charter)

________________________

10 HUDSON YARDS

NEW YORK, NY 10001

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:

212-598-8000

(Name and address of Agent for Service)	Copy to:
Kathleen M. Moynihan	Corey F. Rose, Esq.
Guardian Variable Products Trust	Dechert LLP
10 Hudson Yards	1900 K Street, NW
New York, NY 10001	Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2025 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on [date] pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Guardian Variable Products Trust

Prospectus

May 1, 2025

U.S. Growth

Guardian Large Cap Fundamental Growth VIP Fund

Guardian Large Cap Disciplined Growth VIP Fund

Guardian Mid Cap Traditional Growth VIP Fund

U.S. Core

Guardian All Cap Core VIP Fund

Guardian Strategic Large Cap Core VIP Fund

Guardian Integrated Research VIP Fund

Guardian Diversified Research VIP Fund

Guardian Select Mid Cap Core VIP Fund

Guardian Small-Mid Cap Core VIP Fund

U.S. Value

Guardian Equity Income VIP Fund

Guardian Large Cap Disciplined Value VIP Fund

Guardian Growth & Income VIP Fund

Guardian Mid Cap Relative Value VIP Fund

Guardian Small Cap Value Diversified VIP Fund

(formerly known as Guardian Small Cap Core VIP Fund)

Sector

Guardian Global Utilities VIP Fund

International

Guardian International Growth VIP Fund

Guardian International Equity VIP Fund

Balanced

Guardian Balanced Allocation VIP Fund

Fixed Income

Guardian Core Fixed Income VIP Fund

Guardian Core Plus Fixed Income VIP Fund

Guardian Multi-Sector Bond VIP Fund

Guardian Short Duration Bond VIP Fund

Guardian Total Return Bond VIP Fund

Guardian U.S Government/Credit VIP Fund

(formerly known as Guardian U.S. Government Securities VIP Fund)

Shares of the Funds are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (each, a "Contract"). The availability of the Funds as investment options may vary by Contract and jurisdiction. Each Contract involves fees and expenses not described in this prospectus (the "Prospectus"). Please read the prospectus of your Contract for information regarding the Contract, including its fees and expenses.

The Securities and Exchange Commission has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in the Prospectus. Any representation to the contrary is a criminal offense.

www.guardianlife.com

Guardian Large Cap Fundamental
Growth VIP Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.59%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.99%
Fee Waiver and/or Expense Reimbursement[1,2]	-0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.98%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2026 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.98% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

2  "Fee Waiver and/or Expense Reimbursement" and "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" have been restated to reflect the current expense limitation arrangement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Large Cap Fundamental Growth VIP Fund	$100	$314	$546	$1,212

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities, or other investments with similar economic characteristics, of U.S. large-capitalization companies. FIAM LLC, the Fund's subadviser (the "Subadviser"), defines large-capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Growth Index (the "Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was

Guardian Variable Products Trust Prospectus 1

approximately $681 million to $3.3 trillion as of March 31, 2025. The Fund is classified as "non-diversified" under the Investment Company Act of 1940 (the "1940 Act").

The Fund may invest in foreign equity securities, either directly or through depositary receipts. The Fund's foreign investments are mainly in developed markets.

The Subadviser emphasizes individual security selection while allocating the Fund's investments across industries, which is intended to reduce risk. The Subadviser invests the fund's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks. Some reasons that could persuade the Subadviser to sell investments include negative earnings revisions, deterioration in business fundamentals, unreasonably high valuations, or an unexpected change in business strategy.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). For example, the Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies

2 Prospectus Guardian Variable Products Trust

in unrelated sectors. In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments and thus make the Fund's investments in such securities less liquid or illiquid. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Non-Diversification Risk. The Fund is classified as a "non-diversified" portfolio which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a single issuer or portfolio investment than a diversified portfolio and a decline in the value of that issuer's securities or that portfolio investment may cause the Fund's overall value to decline to a greater degree than a diversified portfolio.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance and an additional index. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

The Fund replaced its subadviser and modified its principal investment strategies as of May 1, 2023. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Fund's prior subadviser and principal investment strategies.

Guardian Variable Products Trust Prospectus 3

Annual Returns (by calendar year)

Highest Quarterly Return: 25.97% (2nd Q 2020)
Lowest Quarterly Return: -22.80% (2nd Q 2022)

Average Annual Total Returns (for the periods ended December 31, 2024)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Large Cap Fundamental Growth VIP Fund	9/1/2016	30.08%	14.99%	15.47%
Russell 1000® Index* (reflects no deduction for fees, expenses or taxes)		24.51%	14.28%	14.47%
Russell 1000® Growth Index** (reflects no deduction for fees, expenses or taxes)		33.36%	18.96%	18.86%

*  In accordance with new regulatory requirements, the Fund has selected the Russell 1000® Index as the Fund's broad-based securities market index.

**  The Russell 1000® Growth Index is the Fund's secondary benchmark index and was selected to align more closely with the Fund's investment strategy and portfolio holdings.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. FIAM LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Asher Anolic Jason Weiner	Co-Portfolio Manager Co-Portfolio Manager	May 1, 2023 May 1, 2023

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

4 Prospectus Guardian Variable Products Trust

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 5

Guardian Large Cap Disciplined
Growth VIP Fund

Investment Objective

The Fund seeks to maximize long-term growth.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.57%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.92%
Fee Waiver and/or Expense Reimbursement[1]	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.87%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2026 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.87% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Large Cap Disciplined Growth VIP Fund	$89	$288	$504	$1,127

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in securities of companies with large market capitalizations. Wellington Management Company LLP, the Fund's subadviser (the "Subadviser"), defines large-capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Growth Index (the "Index") at the time of purchase.

Although expected to change frequently, the market capitalization range of the Index was approximately $681 million to $3.3 trillion as of March 31, 2025.

The Fund is classified as "non-diversified" under the Investment Company Act of 1940 (the "1940 Act").

The Fund invests primarily in the common stock of growth-oriented companies. The Fund may from time to time emphasize one or more sectors in selecting its investments, such as the information technology sector. The Fund may invest up

6 Prospectus Guardian Variable Products Trust

to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The Subadviser employs a "bottom-up" approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A "bottom-up" approach evaluates individual companies in the context of broader market factors. Fund construction emphasizes stock-specific risk while seeking to minimize other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.

The Subadviser's stock selection process is derived from its observation that the quality and persistence of a company's business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the Subadviser's investment philosophy.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). For example, the Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Guardian Variable Products Trust Prospectus 7

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments and thus make the Fund's investments in such securities less liquid or illiquid. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Non-Diversification Risk. The Fund is classified as a "non-diversified" portfolio which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund. Because the Fund is non-diversified, it may be more susceptible to an adverse event affecting a single issuer or portfolio investment than a diversified portfolio and a decline in the value of that issuer's securities or that portfolio investment may cause the Fund's overall value to decline to a greater degree than a diversified portfolio.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance and an additional index. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 27.86% (2nd Q 2020)
Lowest Quarterly Return: -21.93% (2nd Q 2022)

8 Prospectus Guardian Variable Products Trust

Average Annual Total Returns (for the periods ended December 31, 2024)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Large Cap Disciplined Growth VIP Fund	9/1/2016	28.84%	15.51%	16.58%
Russell 1000® Index* (reflects no deduction for fees, expenses or taxes)		24.51%	14.28%	14.47%
Russell 1000® Growth Index** (reflects no deduction for fees, expenses or taxes)		33.36%	18.96%	18.86%

*  In accordance with new regulatory requirements, the Fund has selected the Russell 1000® Index as the Fund's broad-based securities market index.

**  The Russell 1000® Growth Index is the Fund's secondary benchmark index and was selected to align more closely with the Fund's investment strategy and portfolio holdings.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Wellington Management Company LLP serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Douglas W. McLane, CFA	Senior Managing Director, Partner and Equity Portfolio Manager	May 1, 2017
David A. Siegle, CFA	Managing Director and Equity Portfolio Manager	May 1, 2017

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 9

Guardian Mid Cap Traditional Growth VIP Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.80%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.28%
Total Annual Fund Operating Expenses	1.33%
Fee Waiver and/or Expense Reimbursement[1,2]	-0.25%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.08%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2026 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.08% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

2  "Fee Waiver and/or Expense Reimbursement" and "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" have been restated to reflect the current expense limitation arrangement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Mid Cap Traditional Growth VIP Fund	$110	$397	$705	$1,580

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks selected for their growth potential. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities, or other investments with similar economic characteristics, of mid-capitalization companies. Janus Henderson Investors US LLC, the Fund's subadviser (the "Subadviser"), defines mid-capitalization companies as companies with market capitalizations similar to companies in the Russell Midcap® Growth Index (the "Index") at the time

10 Prospectus Guardian Variable Products Trust

of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $313 million to $173.5 billion as of March 31, 2025. The Fund may also invest in foreign securities.

The Subadviser applies a "bottom-up" approach in choosing investments. In other words, the Subadviser looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment objective and strategies.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance.There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic

Guardian Variable Products Trust Prospectus 11

developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments and thus make the Fund's investments in such securities less liquid or illiquid. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance and an additional index. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 23.81% (2nd Q 2020)
Lowest Quarterly Return: -25.85% (1st Q 2020)

Average Annual Total Returns (for the periods ended December 31, 2024)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Mid Cap Traditional Growth VIP Fund	9/1/2016	14.26%	9.08%	12.04%
Russell 3000® Index* (reflects no deduction for fees, expenses or taxes)		23.81%	13.86%	14.11%
Russell Midcap® Growth Index** (reflects no deduction for fees, expenses or taxes)		22.10%	11.47%	13.09%

*  In accordance with new regulatory requirements, the Fund has selected the Russell 3000® Index as the Fund's broad-based securities market index.

**  The Russell Midcap Growth Index is the Fund's secondary benchmark index and was selected to align more closely with the Fund's investment strategy and portfolio holdings.

12 Prospectus Guardian Variable Products Trust

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Janus Henderson Investors US LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Brian Demain, CFA Cody Wheaton, CFA	Portfolio Manager Portfolio Manager	Inception (September 1, 2016) Inception (September 1, 2016)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 13

Guardian All Cap Core VIP Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.44%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.83%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian All Cap Core VIP Fund	$85	$265	$460	$1,025

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities. Equity securities include common stocks and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer. Massachusetts Financial Services Company (MFS®), the Fund's subadviser (the "Subadviser"), may invest the Fund's assets in securities of companies of any size and in foreign securities. In selecting investments for the Fund, the Subadviser is not constrained by any particular investment style. The Subadviser may invest the Fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The Subadviser normally invests the Fund's assets across different industries and sectors, but the Subadviser may invest a significant percentage of the Fund's assets in issuers in a single industry or sector. The Subadviser may also invest a significant percentage of the Fund's assets in issuers in a single country or geographic region.

A team of investment research analysts selects investments for the Fund. The Subadviser generally expects the Fund's exposure to broad industry categories to approximate the exposure of the Russell 3000® Index (the "Index") to these broad industry categories using the Subadviser's custom industry categories to classify the Fund and the Index's holdings.

14 Prospectus Guardian Variable Products Trust

The Subadviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered by the Subadviser may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. The Subadviser may also consider environmental, social, and governance ("ESG") factors in its fundamental investment analysis where the Subadviser believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer's governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors, may also be considered by the Subadviser.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. To the extent the Subadviser uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Market Capitalization Risk. To the extent the Fund may invest in companies of any market capitalization, the Fund will be subject to the risks associated with the applicable market capitalization. At times, companies of any particular market capitalizations may be out of favor with investors or the broader financial market. When the Fund focuses its investments in a particular market capitalization, the Fund will be more susceptible to the risks associated with that market capitalization.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Guardian Variable Products Trust Prospectus 15

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments and thus make the Fund's investments in such securities less liquid or illiquid. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Geographic Focus Risk. To the extent the Fund's investments focus on one or more specific geographic regions or a small group of countries the Fund's performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, economic, political, regulatory, geopolitical and other conditions. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

Quantitative Model Risk. There is no guarantee that the quantitative models used by the Subadviser, and the investments selected based on the models, will produce the desired results. Investments selected using quantitative models may not produce the intended results due to the factors and/or assumptions used in the models, the weight placed on each factor and/or assumption in the models, changing sources of market return, and technical issues in the design, development, implementation, and maintenance of the models (e.g., incomplete or inaccurate data, programming or other software issues, and technology failures).

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

16 Prospectus Guardian Variable Products Trust

Annual Returns (by calendar year)

Highest Quarterly Return: 12.07% (4th Q 2023)
Lowest Quarterly Return: -14.29% (2nd Q 2022)

Average Annual Total Returns (for the periods ended December 31, 2024)

Fund	Inception	1 Year	Since Inception
Guardian All Cap Core VIP Fund	10/25/2021	20.10%	7.23%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)		23.81%	29.71%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Massachusetts Financial Services Company (MFS®) serves as the Fund's subadviser. The following person is primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Joseph MacDougall	Investment Officer, Portfolio Manager	Inception (October 25, 2021)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 17

Guardian Strategic Large Cap Core VIP Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.54%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.92%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Strategic Large Cap Core VIP Fund	$94	$293	$509	$1,131

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

AllianceBernstein L.P., the Fund's subadviser (the "Subadviser"), seeks to achieve the Fund's objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in common stocks, or other investments that the Subadviser believes have similar economic characteristics, of companies with large market capitalizations. The Subadviser defines large capitalization companies as companies with market capitalizations similar to companies in the Standard & Poor's 500® Index (the "Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $5.3 billion to $3.3 trillion as of March 31, 2025.

The Fund invests in companies that are determined by the Subadviser to offer favorable long-term sustainable profitability, price stability, and attractive valuations. The Subadviser selects investments based on an integrated approach that combines both fundamental and quantitative research to identify attractive investment opportunities. Factors that the Subadviser considers include: a company's record and projections of profitability, accuracy and availability of information with respect to the company, success and experience of management, competitive advantage, low stock price volatility, and liquidity of the company's securities. The Subadviser compares these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Subadviser weighs economic, political and market factors in making investment decisions. The Subadviser seeks to manage the Fund's portfolio

18 Prospectus Guardian Variable Products Trust

so that it is subject to less share price volatility than many other U.S. mutual funds, although there can be no guarantee that the Subadviser will be successful in this regard.

The Subadviser expects that normally the Fund's portfolio will primarily invest in securities issued by U.S. companies, although it may, at times, also invest in foreign securities. The Fund may, at times, invest in shares of exchange-traded funds ("ETFs") in lieu of making direct investments in securities or to seek to obtain desired exposures.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. Derivatives transactions may be used, for example, in an effort to earn extra income, to attempt to adjust exposure to individual securities or markets, or to seek to protect all, or a portion, of the Fund's portfolio from a decline in value, sometimes within certain ranges.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Guardian Variable Products Trust Prospectus 19

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments and thus make the Fund's investments in such securities less liquid or illiquid. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associated with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the

20 Prospectus Guardian Variable Products Trust

underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 10.48% (4th Q 2022)
Lowest Quarterly Return: -10.19% (2nd Q 2022)

Average Annual Total Returns (for the periods ended December 31, 2024)

Fund	Inception	1 Year	Since Inception
Guardian Strategic Large Cap Core VIP Fund	10/25/2021	19.73%	9.49%
Standard & Poor's 500® Index (reflects no deduction for fees, expenses or taxes)		25.02%	35.32%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. AllianceBernstein L.P. serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Kent Hargis	Chief Investment Officer-Strategic Core Equities	Inception (October 25, 2021)
Christopher W. Marx	Senior Investment Strategist-Equities	December 6, 2023

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Guardian Variable Products Trust Prospectus 21

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

22 Prospectus Guardian Variable Products Trust

Guardian Integrated Research VIP Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.47%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.85%
Fee Waiver and/or Expense Reimbursement[1]	-0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.84%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2026 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.84% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Integrated Research VIP Fund	$86	$270	$470	$1,037

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in equity securities, or other investments with similar economic characteristics, of companies that have market capitalizations, at the time of purchase, in the range of companies in the Standard & Poor's 500® Index (the "Index"). Although expected to change frequently, the market capitalization range of the Index was approximately $5.3 billion to $3.3 trillion as of March 31, 2025. As such, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund's other investment criteria, as described below, the Fund may choose to continue to hold a security even if the company's market capitalization grows

Guardian Variable Products Trust Prospectus 23

beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index.

The Fund may invest up to 10% of its total assets in foreign equity securities. The Fund normally invests in common stocks. The Fund may from time to time emphasize one or more sectors in selecting its investments, such as the information technology sector. Generally, the Fund anticipates holding between 60 and 90 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.

In selecting investments, Wellington Management Company LLP (the "Subadviser") employs an active management strategy of fundamental bottom-up analysis along with risk management criteria in identifying opportunities and constructing the Fund's portfolio. The Subadviser seeks to identify companies with, among other attributes, improving quality metrics (e.g., financial stability, market positioning and strength of management team and governance), fundamental business momentum (e.g., growth in revenues, cash flows, and profitability), and attractive relative valuations. The Subadviser may sell a security when the security's price reaches a target set by the Subadviser or if the Subadviser believes that there is deterioration in the issuer's financial circumstances or fundamental prospects, or if other investments are more attractive, or for other reasons.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). For example, the Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations,

24 Prospectus Guardian Variable Products Trust

currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments and thus make the Fund's investments in such securities less liquid or illiquid. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

The Fund replaced its subadviser effective October 1, 2019 and October 12, 2021, respectively, and modified its principal investment strategies. The past performance shown in the bar chart and table below prior to October 1, 2019, and between October 1, 2019 and October 12, 2021, reflects the performance of each of the Fund's prior subadvisers and principal investment strategies, respectively.

Annual Returns (by calendar year)

Highest Quarterly Return: 20.12% (2nd Q 2020)
Lowest Quarterly Return: -17.33% (1st Q 2020)

Guardian Variable Products Trust Prospectus 25

Average Annual Total Returns (for the periods ended December 31, 2024)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Integrated Research VIP Fund	9/1/2016	25.85%	13.51%	12.64%
Standard & Poor's 500® Index (reflects no deduction for fees, expenses or taxes)		25.02%	14.53%	14.69%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Wellington Management Company LLP serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Douglas W. McLane, CFA	Senior Managing Director, Partner and Equity Portfolio Manager	October 12, 2021
David A. Siegle, CFA	Managing Director and Equity Portfolio Manager	October 12, 2021

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

26 Prospectus Guardian Variable Products Trust

Guardian Diversified Research VIP Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.60%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	1.02%
Fee Waiver and/or Expense Reimbursement[1,2]	-0.07%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.95%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2026 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.95% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

2  "Fee Waiver and/or Expense Reimbursement" and "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" have been restated to reflect the current expense limitation arrangement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Diversified Research VIP Fund	$97	$318	$556	$1,241

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests mainly in common stocks (growth or value stocks or both) of U.S. large-capitalization companies that Putnam Investment Management, LLC, the Fund's subadviser (the "Subadviser"), believes have favorable investment potential. The Subadviser defines large-capitalization companies as companies with market capitalizations similar to companies in the Standard & Poor's 500® Index (the "Index") at the time of purchase. Although expected to change

Guardian Variable Products Trust Prospectus 27

frequently, the market capitalization range of the Index was approximately $5.3 billion to $3.3 trillion as of March 31, 2025. In addition to common stocks, the Fund may invest in preferred stocks and convertible securities.

The Fund may purchase securities of companies with stock prices that reflect a value lower than that which the Subadviser places on the company or security, as applicable. The Fund may from time to time emphasize one or more sectors in selecting its investments, such as the information technology sector. The Subadviser may consider, among other factors, a company's valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). For example, the Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Convertible Securities Risk. Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities. The market value of a convertible security performs like that of a regular debt security but because a portion of the convertible security's value is based on common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying

28 Prospectus Guardian Variable Products Trust

common stock. Certain types of convertible securities may decline in value or lose their value entirely in the event the issuer's financial condition becomes significantly impaired.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 21.71% (2nd Q 2020)
Lowest Quarterly Return: -19.50% (1st Q 2020)

Average Annual Total Returns (for the periods ended December 31, 2024)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Diversified Research VIP Fund	9/1/2016	25.89%	14.77%	14.79%
Standard & Poor's 500® Index (reflects no deduction for fees, expenses or taxes)		25.02%	14.53%	14.69%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Putnam Investment Management, LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Shep Perkins, CFA	Chief Investment Officer	February 25, 2019
Kathryn Lakin	Director of Equity Research and Portfolio Manager	Inception (September 1, 2016)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Guardian Variable Products Trust Prospectus 29

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

30 Prospectus Guardian Variable Products Trust

Guardian Select Mid Cap Core VIP Fund

Investment Objective

The Fund seeks long term growth of capital.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.53%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.94%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Select Mid Cap Core VIP Fund	$96	$300	$520	$1,155

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

FIAM LLC, the Fund's subadviser (the "Subadviser"), seeks to achieve the Fund's objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in stocks, or other investments that the Subadviser believes have similar economic characteristics, of mid-capitalization companies. The Subadviser defines mid-capitalization companies as companies with market capitalizations similar to companies in the Russell Midcap® Index (the "Russell Index") or the S&P MidCap 400® Index (the "S&P 400 Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Russell Index was approximately $272.84 million to $197.39 billion, and the market capitalization range of the S&P 400 Index was approximately $1.2 billion to $18.5 billion, as of March 31, 2025. The Fund may also invest in securities of companies with smaller or larger market capitalizations.

The Fund may invest in equity securities of domestic or foreign issuers. The Fund typically allocates its assets across different market sectors, including communication services, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, and utilities, using other portfolio managers of the Subadviser to handle investments within each sector. The Subadviser expects the Fund's sector allocations will approximate the sector weightings of the S&P 400 Index.

Guardian Variable Products Trust Prospectus 31

The Fund may invest in either "growth" stocks, "value" stocks, or both. The Subadviser uses fundamental analysis, which involves a "bottom-up" assessment of an issuer's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and market and economic conditions, to select the Fund's investments.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting,

32 Prospectus Guardian Variable Products Trust

accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments and thus make the Fund's investments in such securities less liquid or illiquid. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance and an additional index. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 12.28% (4th Q 2023)
Lowest Quarterly Return: -15.86% (2nd Q 2022)

Guardian Variable Products Trust Prospectus 33

Average Annual Total Returns (for the periods ended December 31, 2024)

Fund	Inception	1 Year	Since Inception
Guardian Select Mid Cap Core VIP Fund	10/25/2021	12.43%	3.94%
Russell 3000 Index* (reflects no deduction for fees, expenses or taxes)		23.81%	29.71%
Standard & Poor's MidCap 400® Index** (reflects no deduction for fees, expenses or taxes)		13.93%	17.00%

*  In accordance with new regulatory requirements, the Fund has selected the Russell 3000® Index as the Fund's broad-based securities market index.

**  The Standard & Poor's MidCap 400® Index is the Fund's secondary benchmark index and was selected to align more closely with the Fund's investment strategy and portfolio holdings.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. FIAM LLC serves as the Fund's subadviser. The following person is primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Christopher Lee	Chief Investment Officer, Multi-Manager Strategies/Portfolio Manager	August 16, 2022

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

34 Prospectus Guardian Variable Products Trust

Guardian Small-Mid Cap Core VIP Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.64%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	1.01%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Small-Mid Cap Core VIP Fund	$103	$322	$558	$1,236

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in common stocks, or other investments that Allspring Global Investments, LLC (the "Subadviser") believes have similar economic characteristics, of small- and medium-capitalization companies. The Subadviser defines small- and medium-capitalization companies as companies with market capitalizations similar to companies in the Russell 2000® Index and the Russell Midcap® Index at the time of purchase. Although expected to change frequently, the market capitalization range of these Indexes was $1.08 million to $15.15 billion and $272.84 million to $197.39 billion, respectively, as of March 31, 2025.

The Fund may invest up to 25% of its total assets in equity securities of foreign issuers, including American Depositary Receipts and similar investments that are either U.S. dollar denominated and/or traded on a U.S. stock exchange; as well as non-U.S. dollar denominated securities traded on a foreign stock exchange.

The Subadviser invests principally in common stocks of domestic and foreign small-and medium-capitalization companies that it believes are underpriced yet have attractive growth prospects. The Subadviser's analysis is based on the determination of a company's "private market valuation," which is the price an investor would be willing to pay for the entire company. The Subadviser determines a company's private market valuation based upon several different types of

Guardian Variable Products Trust Prospectus 35

quantitative and qualitative analysis. The Subadviser carries out a fundamental analysis of a company's cash flows, asset valuations, competitive factors, and other industry specific factors. The Subadviser also gauges the company's management strength, financial health, and growth potential in determining a company's private market valuation. The Subadviser places an emphasis on company management, even meeting with management in certain situations. Finally, the Subadviser focuses on the long-term strategic direction of the company. The Subadviser then compares the private market valuation as determined by these factors to the company's public market valuation, and invests in the securities of those companies where it believes there is a significant gap between the two.

The Subadviser may sell an investment when its price no longer compares favorably with the company's private market valuation. In addition, the Subadviser may choose to sell an investment where the fundamentals deteriorate, the strategy of the management or the management itself changes, or it has a better use of capital.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Small-Capitalization Company Risk. The Fund's investments in small-capitalization companies may involve greater risks than those associated with mid- or large-capitalization companies. The securities issued by small-capitalization companies may be more speculative, less liquid, more volatile, and more vulnerable to economic, market and industry changes than mid- or large-capitalization companies for reasons that may include more limited financial and human resources, relatively short operating histories and limited product lines.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of

36 Prospectus Guardian Variable Products Trust

time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments and thus make the Fund's investments in such securities less liquid or illiquid. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance and an additional index. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Guardian Variable Products Trust Prospectus 37

Annual Returns (by calendar year)

Highest Quarterly Return: 12.06% (4th Q 2023)
Lowest Quarterly Return: -15.52% (2nd Q 2022)

Average Annual Total Returns (for the periods ended December 31, 2024)

Fund	Inception	1 Year	Since Inception
Guardian Small-Mid Cap Core VIP Fund	10/25/2021	6.31%	0.84%
Russell 3000 Index* (reflects no deduction for fees, expenses or taxes)		23.81%	29.71%
Russell 2500® Index** (reflects no deduction for fees, expenses or taxes)		12.00%	5.59%

*  In accordance with new regulatory requirements, the Fund has selected the Russell 3000® Index as the Fund's broad-based securities market index.

**  The Russell 2500® Index is the Fund's secondary benchmark index and was selected to align more closely with the Fund's investment strategy and portfolio holdings.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Allspring Global Investments, LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Christopher G. Miller, CFA	Senior Portfolio Manager and Team Lead	Inception (October 25, 2021)
Garth B. Newport, CFA	Portfolio Manager	Inception (October 25, 2021)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

38 Prospectus Guardian Variable Products Trust

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 39

Guardian Equity Income VIP Fund

Investment Objective

The Fund seeks a high level of current income consistent with growth of capital.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.67%
Fee Waiver and/or Expense Reimbursement[1,2]	-0.12%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.55%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2026 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.55% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

2  "Fee Waiver and/or Expense Reimbursement" and "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" have been restated to reflect the current expense limitation arrangement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Equity Income VIP Fund	$56	$202	$361	$823

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities. Wellington Management Company LLP (the "Subadviser") uses fundamental analysis to identify securities that it believes offer above average yields, below average valuations and the potential for dividend increases in the future. The Fund invests primarily in equity securities of companies with market capitalizations above $2 billion. Fundamental analysis of a company involves the Subadviser's assessment of a variety of factors, including the company's business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and

40 Prospectus Guardian Variable Products Trust

dividends, and other related measures or indicators of valuation and growth potential. At the time of investment, every equity security in which the Fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The Fund may invest up to 20% of its net assets in the equity securities of foreign issuers and non-dollar securities or through American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs"). Based on market or economic conditions, the Fund may, through its stock selection process, focus in one or more sectors of the market.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Dividend-Paying Stock Risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time or may be unable to pay a dividend during certain periods as a result of, among other things, legal or regulatory restrictions. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund's ability to generate income may be adversely affected. During certain periods, dividend-paying stocks, including those that meet the Fund's investment criteria, may not be widely available and/or may be highly concentrated in only a few market sectors.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization

Guardian Variable Products Trust Prospectus 41

companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments and thus make the Fund's investments in such securities less liquid or illiquid. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance and an additional index. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 13.00% (4th Q 2022)
Lowest Quarterly Return: -5.12% (3rd Q 2022)

42 Prospectus Guardian Variable Products Trust

Average Annual Total Returns (for the periods ended December 31, 2024)

Fund	Inception‡	1 Year	Since Inception
Guardian Equity Income VIP Fund	5/2/2022	10.07%	7.51%
Russell 1000 Index* (reflects no deduction for fees, expenses or taxes)		24.51%	15.40%
Russell 1000® Value Index** (reflects no deduction for fees, expenses or taxes)		14.37%	9.00%

‡  Commencement of operations.

*  In accordance with new regulatory requirements, the Fund has selected the Russell 1000® Index as the Fund's broad-based securities market index.

**  The Russell 1000® Value Index is the Fund's secondary benchmark index and was selected to align more closely with the Fund's investment strategy and portfolio holdings.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Wellington Management Company LLP serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Matthew C. Hand, CFA	Senior Managing Director, Partner, and Equity Portfolio Manager	Inception (May 1, 2022)
Adam H. Illfelder, CFA	Senior Managing Director, Partner, and Equity Portfolio Manager	Inception (May 1, 2022)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 43

Guardian Large Cap Disciplined Value VIP Fund

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.64%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	1.08%
Fee Waiver and/or Expense Reimbursement[1]	-0.11%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.97%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2026 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.97% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Large Cap Disciplined Value VIP Fund	$99	$333	$585	$1,307

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Boston Partners Global Investors, Inc., the Fund's subadviser (the "Subadviser"), defines large capitalization companies as companies with market capitalizations similar to companies in the

44 Prospectus Guardian Variable Products Trust

Russell 1000® Value Index (the "Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $272 million to $710 billion as of March 31, 2025. The Fund invests primarily in a diversified portfolio of equity securities that are identified by the Subadviser as having value characteristics.

The Fund may invest up to 20% of its total assets in foreign currency-denominated securities, measured at the time of investment.

The Fund may participate as a purchaser in initial public offerings of securities ("IPOs").

The Subadviser examines various factors in determining the value characteristics of issuers, including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals, such as return on equity and earnings growth and cash flow. The Subadviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth, and other investment criteria. The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Guardian Variable Products Trust Prospectus 45

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments and thus make the Fund's investments in such securities less liquid or illiquid. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Initial Public Offering Risk. Securities purchased by the Fund in IPOs expose the Fund to the risks associated with companies that have limited operating histories as public companies, and the issuers may be small-capitalization companies or operate in emerging industries. There can be no assurance that the Subadviser will identify attractive IPOs or that securities issued in attractive IPOs will be available to the Fund in sufficient quantities. The price of securities purchased in IPOs may be particularly volatile and may decline shortly after the IPO concludes.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance and an additional index. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 18.67% (4th Q 2020)
Lowest Quarterly Return: -29.58% (1st Q 2020)

46 Prospectus Guardian Variable Products Trust

Average Annual Total Returns (for the periods ended December 31, 2024)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Large Cap Disciplined Value VIP Fund	9/1/2016	15.52%	10.38%	10.60%
Russell 1000® Index* (reflects no deduction for fees, expenses or taxes)		24.51%	14.28%	14.47%
Russell 1000® Value Index** (reflects no deduction for fees, expenses or taxes)		14.37%	8.68%	9.52%

*  In accordance with new regulatory requirements, the Fund has selected the Russell 1000® Index as the Fund's broad-based securities market index.

**  The Russell 1000® Value Index is the Fund's secondary benchmark index and was selected to align more closely with the Fund's investment strategy and portfolio holdings.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Boston Partners Global Investors, Inc. serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
David T. Cohen, CFA	Co-Portfolio Manager	October 5, 2018
Mark E. Donovan, CFA	Co-Portfolio Manager	Inception (September 1, 2016)
Joshua White, CFA	Co-Portfolio Manager	May 1, 2021

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 47

Guardian Growth & Income VIP Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.64%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.16%
Acquired Fund Fees and Expenses[1]	0.03%
Total Annual Fund Operating Expenses	1.08%
Fee Waiver and/or Expense Reimbursement[2]	-0.08%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%

1  "Acquired Fund Fees and Expenses" are indirect fees and expenses that the Fund incurs from investing in the shares in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the "Financial Highlights" section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

2  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2026 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.97% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Growth & Income VIP Fund	$102	$336	$588	$1,310

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

48 Prospectus Guardian Variable Products Trust

Principal Investment Strategies

The Fund invests primarily in the equity securities of U.S. companies that AllianceBernstein L.P., the Fund's subadviser (the "Subadviser"), believes are undervalued, focusing on dividend-paying securities. Although the Fund invests primarily in large capitalization companies, the Fund may invest in companies with different market capitalizations (i.e., mid capitalization). The Subadviser defines large capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Value Index (the "Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $272 million to $710 billion as of March 31, 2025. The Fund may also invest in foreign securities.

The Subadviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Subadviser depends heavily upon the fundamental analysis and research of its internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 primarily U.S. companies. In determining a company's intrinsic economic value, the Subadviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Subadviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Subadviser anticipates that the Fund's portfolio normally will include companies ranking in the top three deciles of the Subadviser's valuation model.

The Subadviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Guardian Variable Products Trust Prospectus 49

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Dividend-Paying Stock Risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time or may be unable to pay a dividend during certain periods as a result of, among other things, legal or regulatory restrictions. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund's ability to generate income may be adversely affected. During certain periods, dividend-paying stocks, including those that meet the Fund's investment criteria, may not be widely available and/or may be highly concentrated in only a few market sectors.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments and thus make the Fund's investments in such securities less liquid or illiquid. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance and an additional index. The Fund's past

50 Prospectus Guardian Variable Products Trust

performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 18.09% (4th Q 2020)
Lowest Quarterly Return: -27.53% (1st Q 2020)

Average Annual Total Returns (for the periods ended December 31, 2024)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Growth & Income VIP Fund	9/1/2016	11.00%	8.98%	10.22%
Russell 1000® Index* (reflects no deduction for fees, expenses or taxes)		24.51%	14.28%	14.47%
Russell 1000® Value Index** (reflects no deduction for fees, expenses or taxes)		14.37%	8.68%	9.52%

*  In accordance with new regulatory requirements, the Fund has selected the Russell 1000® Index as the Fund's broad-based securities market index.

**  The Russell 1000® Value Index is the Fund's secondary benchmark index and was selected to align more closely with the Fund's investment strategy and portfolio holdings.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. AllianceBernstein L.P. serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
John H. Fogarty, CFA	Senior Vice President and Co-Chief Investment Officer – US Growth Equities	May 1, 2018
Vinay Thapar, CFA	Senior Vice President, Co-Chief Investment Officer and Senior Research Analyst – US Growth Equities	May 1, 2018
Chris Kotowicz, CFA	Portfolio Manager and Senior Research Analyst – US Relative Value; Senior Research Analyst – US Growth Equities	May 1, 2023

Guardian Variable Products Trust Prospectus 51

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

52 Prospectus Guardian Variable Products Trust

Guardian Mid Cap Relative Value VIP Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.71%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	1.12%
Fee Waiver and/or Expense Reimbursement[1,2]	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.09%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2026 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.09% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

2  "Fee Waiver and/or Expense Reimbursement" and "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" have been restated to reflect the current expense limitation arrangement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Mid Cap Relative Value VIP Fund	$111	$353	$614	$1,360

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities, or other investments with similar economic characteristics, of mid-capitalization companies. Allspring Global Investments, LLC, the Fund's subadviser (the "Subadviser"), defines mid-capitalization companies as companies with market capitalizations similar to companies in the Russell Midcap®

Guardian Variable Products Trust Prospectus 53

Index (the "Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $272.84 million to $197.39 billion as of March 31, 2025.

The Subadviser looks for undervalued companies that it believes have the potential for above average capital appreciation, and, in some instances, below average risk. Rigorous fundamental research drives the Subadviser's search for companies with favorable reward-to-risk ratios and that possess a long-term competitive advantage provided by a durable asset base, strong balance sheets, and sustainable and superior cash flows. Typical investments include securities of companies that are generally out of favor in the marketplace, or are undergoing reorganization or other corporate action that may create above-average price appreciation. The Subadviser regularly reviews the investments of the Fund and may sell a portfolio security when the security nears its price target, downside risks increase considerably, the company's fundamentals have deteriorated, or the Subadviser identifies a more attractive investment opportunity.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance and an additional index. The Fund's past

54 Prospectus Guardian Variable Products Trust

performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 19.83% (4th Q 2020)
Lowest Quarterly Return: -31.87% (1st Q 2022)

Average Annual Total Returns (for the periods ended December 31, 2024)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Mid Cap Relative Value VIP Fund	9/1/2016	11.64%	8.96%	9.55%
Russell 3000® Index* (reflects no deduction for fees, expenses or taxes)		23.81%	13.86%	14.11%
Russell MidCap® Value Index** (reflects no deduction for fees, expenses or taxes)		13.07%	8.59%	8.84%

*  In accordance with new regulatory requirements, the Fund has selected the Russell 3000® Index as the Fund's broad-based securities market index.

**  The Russell MidCap® Value Index is the Fund's secondary benchmark index and was selected to align more closely with the Fund's investment strategy and portfolio holdings.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Allspring Global Investments, LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
James M. Tringas, CFA	Managing Director and Senior Portfolio Manager	Inception (September 1, 2016)
Bryant H. VanCronkhite, CFA	Managing Director and Senior Portfolio Manager	Inception (September 1, 2016)
Shane Zweck, CFA	Co-Portfolio Manager	May 1, 2020

Guardian Variable Products Trust Prospectus 55

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

56 Prospectus Guardian Variable Products Trust

Guardian Small Cap Value Diversified VIP Fund
(formerly known as Guardian Small Cap Core VIP Fund)

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.69%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	1.07%
Fee Waiver and/or Expense Reimbursement[1]	-0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2026 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.05% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Small Cap Value Diversified VIP Fund	$107	$338	$588	$1,304

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of U.S. companies that, at the time of purchase, have a market capitalization that is within the range of the market capitalization of issuers in the Russell 2000® Value Index (the "Index").

Guardian Variable Products Trust Prospectus 57

Although expected to change frequently, as of March 31, 2025, the market capitalization range of the Index was approximately $5 million to $15 billion. The Fund may invest in depositary receipts and equity securities of foreign companies. Although the Fund invests primarily in common stocks, the Fund may invest in all types of equity and equity-related securities, including, without limitation: securities convertible into common stocks; shares of real estate investment trusts ("REITs"); warrants and rights to purchase common stocks; preferred stocks; and exchange-traded master limited partnerships.

The Fund may invest in companies that may experience unusual and possibly unique developments which may create a special opportunity for significant returns. Special situations include: significant technological improvements or important discoveries; reorganizations, recapitalizations or mergers; favorable resolutions of litigation; new management or material changes in company policies; and actual or potential changes in control of a company.

Boston Partners Global Investors, Inc. (the "Subadviser") uses a value approach to select the Fund's investments. Using this investment style, the Subadviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect what the Subadviser believes to be their intrinsic values. The Subadviser employs a bottom-up strategy, focusing on undervalued industries that the Subadviser believes are experiencing positive change. The Subadviser then uses both qualitative and quantitative methods to assess a security's potential value. The portfolio managers managing the Fund meet with a multitude of companies annually to identify companies with increasing returns on capital in their core businesses which are selling at attractive valuations.

Factors the Subadviser looks for in selecting investments include, without limitation: increasing returns on invested capital; companies who have demonstrated an ability to generate high return on invested capital ("ROIC"); companies which provide solid cash flows with appropriate capital; potential catalysts such as new products, cyclical upturns and changes in management; and low market valuations relative to earnings forecast, book value, cash flow and sales.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public. The Subadviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Subadviser constantly monitors and adjusts as appropriate.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

58 Prospectus Guardian Variable Products Trust

Small-Capitalization Company Risk. The Fund's investments in small-capitalization companies may involve greater risks than those associated with mid- or large-capitalization companies. The securities issued by small-capitalization companies may be more speculative, less liquid, more volatile, and more vulnerable to economic, market and industry changes than mid- or large-capitalization companies for reasons that may include more limited financial and human resources, relatively short operating histories and limited product lines.

Special Situations Risk. Investing in companies undergoing reorganization, restructuring or a spin-off involves special risks, including that the transaction may not be completed on the terms or time frame contemplated (if at all), it may be difficult to obtain information on the financial condition of such companies, the issuer's management may be addressing a type of situation with which it has little experience, and the fact that the market prices of such securities are subject to above-average price volatility.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value that employ a different investment style during such periods.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments and thus make the Fund's investments in such securities less liquid or illiquid. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Convertible Securities Risk. Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities. The market value of a convertible security performs like that of a regular debt security but because a portion of the convertible security's value is based on common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. Certain types of convertible securities may decline in value or lose their value entirely in the event the issuer's financial condition becomes significantly impaired.

Initial Public Offering Risk. Securities purchased by the Fund in IPOs expose the Fund to the risks associated with companies that have limited operating histories as public companies, and the issuers may be small-capitalization companies or operate in emerging industries. There can be no assurance that the Subadviser will identify attractive IPOs or that securities issued in attractive IPOs will be available to the Fund in sufficient quantities. The price of securities purchased in IPOs may be particularly volatile and may decline shortly after the IPO concludes.

Guardian Variable Products Trust Prospectus 59

Master Limited Partnerships Risk. Investing in master limited partnerships ("MLPs") involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These investments also entail risks related to fluctuations in the energy sector, including energy price volatility and decreases in supply of or demand for energy commodities, as well as unique tax consequences resulting from the partnership structure and various other risks, including limited control and voting rights and potential conflicts of interest. In addition, MLPs may experience limited trading volumes and, thus, may be relatively illiquid or volatile at times.

Warrants Risk. A warrant grants the holder the right but not the obligation to purchase from an issuer (a call warrant) or sell to an issuer (a put warrant) equity securities of the issuer at a specific price for a specific period of time. The value of a warrant may not necessarily reflect the value of the underlying securities and is subject to the risks associated with the underlying securities, including market risk. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.

Preferred Securities Risk. Preferred securities represent an equity or ownership interest in an issuer. Preferred securities are subject to many of the risks to which common stock and debt securities are subject. Preferred securities normally pay dividends at a specified rate and take precedence over common stock in the event the issuer is liquidated or declares bankruptcy. In some cases, preferred stock dividends are not paid at a stated rate and may vary depending on an issuer's financial performance. If interest rates rise, the fixed dividend on preferred securities may be less attractive, causing the price of such securities to decline.

Real Estate Investment Trusts Risk. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. REITs can also realize capital gains by selling properties that have appreciated in value. REITs are subject to interest rate risk and other risks.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance and additional indexes. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

The Fund engaged the Subadviser and modified its principal investment strategies as of May 1, 2025. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Fund's prior manager and principal investment strategies.

Annual Returns (by calendar year)

Highest Quarterly Return: 30.29% (4th Q 2020)
Lowest Quarterly Return: -39.08% (1st Q 2020)

60 Prospectus Guardian Variable Products Trust

Average Annual Total Returns (for the periods ended December 31, 2024)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Small Cap Value Diversified VIP Fund	10/21/2019	7.57%	3.72%	5.73%
Russell 3000® Index* (reflects no deduction for fees, expenses or taxes)		23.81%	13.86%	14.98%
Russell 2000® Index* (reflects no deduction for fees, expenses or taxes)		11.54%	7.40%	8.71%
Russell 2000® Value Index** (reflects no deduction for fees, expenses or taxes)		8.05%	7.29%	8.33%

*  In accordance with new regulatory requirements, the Fund has selected the Russell 3000® Index as the Fund's broad-based securities market index. The Russell 3000® Index replaced the Russell 2000® Index as the Fund's primary benchmark index.

**  The Russell 2000® Value Index is the Fund's secondary benchmark index and was selected to align more closely with the Fund's investment strategy and portfolio holdings.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Boston Partners Global Investors, Inc. serves as the Fund's subadviser. The following person is primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Eric A. Gandhi	Portfolio Manager	May 1, 2025

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 61

Guardian Global Utilities VIP Fund

Investment Objective

The Fund seeks total return.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.73%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.30%
Fee Waiver and/or Expense Reimbursement[1,2]	-0.19%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.11%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2026 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.11% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

2  "Fee Waiver and/or Expense Reimbursement" and "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" have been restated to reflect the current expense limitation arrangement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Global Utilities VIP Fund	$113	$393	$695	$1,551

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in securities of companies in the utilities industry (or utilities group of industries) worldwide. Wellington Management Company LLP (the "Subadviser") considers a company to be in the utilities industry (or utilities group of industries) if it engages in the ownership or operation of facilities used in, or derives at least

62 Prospectus Guardian Variable Products Trust

50% of its assets or revenues from, the generation, transmission, or distribution of electricity, gas, or water. "Global securities" may include: common stock, depositary receipts, master limited partnerships ("MLPs") (up to a maximum of 20% of the Fund's net assets), preferred stock, rights, and exchange traded funds ("ETFs").

The Subadviser analyzes the competitive outlook for various industries within the utilities group of industries, identifying those industries it believes are likely to benefit from the current market environment, as well as individual opportunities within each industry. The Subadviser applies an integrated approach to portfolio management that incorporates macroeconomic, industry and company-specific factors, such as the regulatory environment, regional exposures, industry allocations, stock selection, contract pricing, and the Subadviser's assessment of the sustainability of cash flow growth and intrinsic value. Industry weightings will reflect the Subadviser's view as to both the macroeconomic environment and the relative attractiveness of stocks within the utilities industries. Holdings are generally diversified across the utilities group of industries, but may at times be concentrated in segments of the utilities industries (e.g., electricity, gas or water) that provide what the Subadviser considers to be the most compelling opportunities. The Subadviser will generally seek to diversify the Fund's portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country; (ii) the issuer is organized under the laws of such country; or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country. Country and regional weights are a fallout of the stock-selection process, although the Fund typically maintains exposures to all major geographic regions. Investment in emerging markets is permitted up to 25% of Fund assets. Emerging market countries are countries whose financial and capital markets are in the development phase and include countries located in Latin America, Asia, Africa, the Middle East, and developing countries of Europe, primarily Eastern Europe. The Fund may invest in companies of any size.

Derivatives may be used to reduce risk, obtain efficient market exposure, and/or enhance investment returns, and may include swaps, forward contracts, options, currency derivatives (including currency forwards, futures, options, and spot transactions), and similar instruments or combinations thereof. Currency exposure is typically left unhedged, although hedging is permitted.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Guardian Variable Products Trust Prospectus 63

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Utilities Risk. Securities of utilities companies may be significantly affected by government regulation or deregulation, interest rate changes, financing difficulties or costs and legal challenges, manmade or natural disasters, and supply and demand fluctuations. Other factors may adversely affect the value of these securities, including market competitiveness, technological developments, natural resources conservation, and changes in commodity prices. The value of these securities may be particularly volatile. The Fund's performance will be closely tied to the performance of utilities companies and, thus, can be more volatile than the performance of a more broadly invested fund.

Concentration Risk. The Fund will concentrate (invest at least 25% of its total assets) in securities of companies in the utilities group of industries. Concentrating investments in the utilities group of industries increases the risk of loss because the stocks of many or all of the companies in the utilities group of industries may decline in value due to developments adversely affecting the utilities industry, including but not limited to, supply and/or demand for services or fuel, financing costs, governmental regulation, economic conditions, competitive pressures due to deregulation, increased sensitivity to the cost of energy production, and environmental factors such as conservation of natural resources. In addition, the Fund's performance may be more volatile than the performance of funds that invest more broadly.

Geographic Focus Risk. To the extent the Fund's investments focus on one or more specific geographic regions or a small group of countries the Fund's performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, economic, political, regulatory, geopolitical and other conditions. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

Small-Capitalization Company Risk. The Fund's investments in small-capitalization companies may involve greater risks than those associated with mid- or large-capitalization companies. The securities issued by small-capitalization companies may be more speculative, less liquid, more volatile, and more vulnerable to economic, market and industry changes than mid- or large-capitalization companies for reasons that may include more limited financial and human resources, relatively short operating histories and limited product lines.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. The risks of investing emerging markets are elevated under adverse market conditions. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, sensitivity to adverse political, economic or social events affecting the region where an emerging market is located, and the potential expropriation or nationalization of foreign deposits or assets. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

64 Prospectus Guardian Variable Products Trust

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments and thus make the Fund's investments in such securities less liquid or illiquid. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Master Limited Partnerships Risk. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These investments also entail risks related to fluctuations in the energy sector, including energy price volatility and decreases in supply of or demand for energy commodities, as well as unique tax consequences resulting from the partnership structure and various other risks, including limited control and voting rights and potential conflicts of interest. In addition, MLPs may experience limited trading volumes and, thus, may be relatively illiquid or volatile at times.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associated with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance and an additional index. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity

Guardian Variable Products Trust Prospectus 65

contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 16.93% (3rd Q 2024)
Lowest Quarterly Return: -17.04% (1st Q 2020)

Average Annual Total Returns (for the periods ended December 31, 2024)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Global Utilities VIP Fund	10/21/2019	17.74%	7.39%	7.65%
MSCI® Europe, Australasia and Far East ("EAFE®") Index* (reflects no deduction for fees, expenses or taxes)		3.82%	4.73%	5.68%
MSCI® ACWI® Utilities Index** (reflects no deduction for fees, expenses or taxes)		11.82%	4.11%	4.39%

*  In accordance with new regulatory requirements, the Fund has selected the MSCI® EAFE® Index as the Fund's broad-based securities market index.

**  The MSCI® ACWI® Utilities Index is the Fund's secondary benchmark index and was selected to align more closely with the Fund's investment strategy and portfolio holdings.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Wellington Management Company LLP serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
G. Thomas Levering	Senior Managing Director, Partner, and Global Industry Analyst	Inception (October 21, 2019)
Juanjuan Niska, CFA	Senior Managing Director, Partner, and Global Industry Analyst	May 1, 2023

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

66 Prospectus Guardian Variable Products Trust

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 67

Guardian International Growth VIP Fund

Investment Objective

The Fund seeks total return consisting of long-term capital growth and current income.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.27%
Total Annual Fund Operating Expenses	1.32%
Fee Waiver and/or Expense Reimbursement[1,2]	-0.17%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.15%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2026 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.15% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

2  "Fee Waiver and/or Expense Reimbursement" and "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" have been restated to reflect the current expense limitation arrangement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian International Growth VIP Fund	$117	$402	$707	$1,575

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of foreign companies, including foreign subsidiaries of U.S. companies. The Fund invests primarily in large-capitalization companies, which J.P. Morgan Investment Management Inc., the Fund's subadviser (the "Subadviser"), defines as companies with market capitalizations similar to companies in the MSCI® Europe, Australasia and Far East ("EAFE®") Growth Index (the "Index") at the time of purchase. Although expected to change frequently, the market capitalization range of the Index was approximately $4 billion to $308 billion as of March 31, 2025.

68 Prospectus Guardian Variable Products Trust

The equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks and depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

The Subadviser will generally seek to diversify the Fund's portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country; (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country. In choosing securities for the Fund, the Subadviser looks for established companies in economically developed countries and may invest up to 15% of the Fund's assets in securities of companies whose principal business activities are located in emerging market countries. The Subadviser generally considers countries included in the MSCI® Emerging Markets Index to be emerging market countries, but may consider other factors in determining whether an issuer is situated in an emerging market country.

The Fund may invest in securities denominated in any currency and invests substantially in securities denominated in foreign currencies. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives.

The Fund may utilize currency forwards to reduce currency deviations relative to its primary benchmark, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

The Subadviser, utilizing the insights of its global research platform, seeks to identify companies that it believes are attractively valued relative to the long-term growth they can achieve. The Subadviser identifies these companies through internal research and by subjecting them to a disciplined set of growth, valuation and quality criteria. Companies that display attractive growth and valuation characteristics and for which the growth is believed to be sustainable will be considered candidates for purchase. Conversely, companies become candidates for sale if the expected growth is believed to be at risk or when valuations are no longer attractive.

As part of its investment process, the Subadviser seeks to assess the impact of environmental, social and governance ("ESG") factors on the companies in which the Fund invests. The Subadviser's assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on the Fund's investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by the Fund for reasons other than material ESG factors.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely

Guardian Variable Products Trust Prospectus 69

affected and may underperform its benchmark index or funds with similar investment objectives. To the extent the Subadviser uses ESG factors to evaluate investments, the consideration of such factors may adversely affect the Fund's performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than other funds and strategies in its peer group that do not consider ESG factors.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. The risks of investing emerging markets are elevated under adverse market conditions. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, sensitivity to adverse political, economic or social events affecting the region where an emerging market is located, and the potential expropriation or nationalization of foreign deposits or assets. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments and thus make the Fund's investments in such securities less liquid or illiquid. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Geographic Focus Risk. To the extent the Fund's investments focus on one or more specific geographic regions or a small group of countries the Fund's performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, economic, political, regulatory, geopolitical and other conditions. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

70 Prospectus Guardian Variable Products Trust

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Depositary Receipts Risk. Depositary receipts, or receipts issued by a bank, reflect ownership of underlying securities issued by foreign companies and involve risks similar to the risks associated with investments in foreign securities. There may be limited information available for depositary receipts, and holders of depositary receipts may have limited voting or other rights. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Forwards and Futures Contracts. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance and an additional index. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 21.73% (2nd Q 2020)
Lowest Quarterly Return: -17.27% (2nd Q 2022)

Guardian Variable Products Trust Prospectus 71

Average Annual Total Returns (for the periods ended December 31, 2024)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian International Growth VIP Fund	9/1/2016	5.31%	4.50%	6.47%
MSCI® Europe, Australasia and Far East ("EAFE®") Index* (reflects no deduction for fees, expenses or taxes)		3.82%	4.73%	6.24%
MSCI® EAFE® Growth Index** (reflects no deduction for fees, expenses or taxes)		2.05%	4.00%	6.33%

*  In accordance with new regulatory requirements, the Fund has selected the MSCI® EAFE® Index as the Fund's broad-based securities market index.

**  The MSCI® EAFE® Growth Index is the Fund's secondary benchmark index and was selected to align more closely with the Fund's investment strategy and portfolio holdings.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. J.P. Morgan Investment Management Inc. serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Shane Duffy, CFA	Managing Director, Portfolio Manager	Inception (September 1, 2016)
Thomas Murray, CFA	Managing Director, Portfolio Manager	May 1, 2023
James Andrew, CFA	Managing Director, Portfolio Manager	May 1, 2023

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

72 Prospectus Guardian Variable Products Trust

Guardian International Equity VIP Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.77%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	1.18%
Fee Waiver and/or Expense Reimbursement[1,2]	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.15%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2026 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.15% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

2  "Fee Waiver and/or Expense Reimbursement" and "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" have been restated to reflect the current expense limitation arrangement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian International Equity VIP Fund	$117	$374	$650	$1,440

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities and warrants of companies.

The Fund invests principally in common stocks of large- and mid-capitalization foreign companies with market capitalizations in the range of companies included in the MSCI® Europe, Australasia and Far East ("EAFE®") Index ("EAFE® Index")

Guardian Variable Products Trust Prospectus 73

at the time of purchase. Schroder Investment Management North America Inc., the Fund's subadviser ("SIMNA"), and Schroder Investment Management North America Limited, the Fund's sub-subadviser ("SIMNA Ltd.") (collectively, the "Subadvisers") select investments for the Fund that they believe are undervalued or have the potential for growth based on their earnings, cash flow, or asset values. Although expected to change frequently, the market capitalization range of the EAFE® Index was approximately $4 billion to $308 billion as of March 31, 2025.

The Subadvisers will generally seek to diversify the Fund's portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country; (ii) the issuer is organized under the laws of such country; or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country. In choosing securities for the Fund, the Subadvisers look for established companies in economically developed countries and may invest up to 15% of the Fund's assets in securities of companies whose principal business activities are located in emerging market countries. The Subadvisers generally consider the countries included in the MSCI® Emerging Markets Index to be emerging market countries, but may consider other factors in determining whether an issuer is situated in an emerging market country.

The Subadvisers typically may sell investments when they believe that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

In addition, the Subadvisers incorporate environmental, social and governance ("ESG") factors into their investment process. The Subadvisers evaluate the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which they view as important in their assessment of a company's risk and potential for profitability.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadvisers. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There is no guarantee that the Subadvisers' investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. As part of the Fund's investment strategy, the Subadvisers evaluate certain factors as part of the investment process, including ESG characteristics. The analysis of these factors may not work as intended. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings.

Growth Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of "growth" companies may be more volatile than other stocks and may involve special risks. If the Subadviser's perception of a company's growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of

74 Prospectus Guardian Variable Products Trust

time, reducing the Fund's returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Value Investment Style Risk. Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadvisers to have underappreciated earnings growth potential that trade at attractive valuations, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. The risks of investing emerging markets are elevated under adverse market conditions. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, sensitivity to adverse political, economic or social events affecting the region where an emerging market is located, and the potential expropriation or nationalization of foreign deposits or assets. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments and thus make the Fund's investments in such securities less liquid or illiquid. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Geographic Focus Risk. To the extent the Fund's investments focus on one or more specific geographic regions or a small group of countries the Fund's performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, economic, political, regulatory, geopolitical and other conditions. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited

Guardian Variable Products Trust Prospectus 75

product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may be more vulnerable to adverse developments than larger companies.

Convertible Securities Risk. Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities. The market value of a convertible security performs like that of a regular debt security but because a portion of the convertible security's value is based on common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. Certain types of convertible securities may decline in value or lose their value entirely in the event the issuer's financial condition becomes significantly impaired.

Warrants Risk. A warrant grants the holder the right but not the obligation to purchase from an issuer (a call warrant) or sell to an issuer (a put warrant) equity securities of the issuer at a specific price for a specific period of time. The value of a warrant may not necessarily reflect the value of the underlying securities and is subject to the risks associated with the underlying securities, including market risk. Warrant holders do not receive dividends or have voting or credit right. A warrant ceases to have value if not exercised prior to its expiration date.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

The Fund replaced its subadviser and modified its principal investment strategies as of February 17, 2022. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Fund's prior subadviser and principal investment strategies.

Annual Returns (by calendar year)

Highest Quarterly Return: 19.14% (4th Q 2022)
Lowest Quarterly Return: -23.54% (1st Q 2020)

Average Annual Total Returns (for the periods ended December 31, 2024)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian International Equity VIP Fund	9/1/2016	4.26%	2.46%	3.87%
MSCI® Europe, Australasia and Far East ("EAFE®") Index (reflects no deduction for fees, expenses or taxes)		3.82%	4.73%	6.24%

76 Prospectus Guardian Variable Products Trust

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. SIMNA and SIMNA Ltd. serve as the Fund's subadviser and sub-subadviser, respectively. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadvisers	Managed Fund Since
Simon Webber, CFA	Portfolio Manager	February 17, 2022
James Gautrey, CFA	Portfolio Manager	February 17, 2022

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 77

Guardian Balanced Allocation VIP Fund

Investment Objective

The Fund seeks to provide capital appreciation and moderate current income while seeking to manage volatility.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.48%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.89%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Balanced Allocation VIP Fund	$91	$284	$493	$1,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or instruments (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies

Wellington Management Company LLP, the Fund's subadviser (the "Subadviser"), seeks to achieve the Fund's objective by investing primarily in a diversified portfolio of equity investments and investment grade fixed income and other debt investments. Under normal circumstances, the Subadviser anticipates that approximately 60-70% of the Fund's assets will be allocated to equity investments and 30-40% of the Fund's assets will be allocated to fixed income and other debt investments. The Fund's assets are allocated among these asset classes based on the Subadviser's assessment of the relative risks and returns of each asset class.

The Fund's equity strategy seeks to provide long-term total returns by investing primarily in common stocks and other equity securities of U.S. large-capitalization companies and, to a lesser extent, U.S. mid-capitalization companies and foreign companies. The Fund may also invest in exchange-traded funds ("ETFs"). The Subadviser will allocate the Fund's assets in the equity strategy across a variety of industries, selecting companies in each industry based on the research of the Subadviser's team of global industry analysts. The Fund will typically seek to maintain representation in each major industry represented by broad-based, large-capitalization U.S. equity indices. The Subadviser may invest up to 15% of the Fund's net assets allocated to the equity strategy in securities of foreign issuers and non-dollar denominated securities.

78 Prospectus Guardian Variable Products Trust

In analyzing a prospective investment for the Fund's equity strategy, the Subadviser employs a "bottom-up" approach, using fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the Subadviser's assessment of a variety of factors, including the company's business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.

The Fund's fixed income strategy seeks to provide long-term total returns by investing primarily in a broad range of high-quality U.S. fixed income securities (typically rated AA- or better by S&P Global (Ratings) ("S&P") or Aa3 or better by Moody's Investors Service, Inc. ("Moody's") or its equivalent by any other nationally recognized statistical rating organization ("NRSRO")). The Fund's fixed income investments primarily include U.S. government and agency securities, mortgage-backed and other asset-backed securities, taxable municipal bonds, and investment-grade U.S. dollar-denominated corporate and sovereign debt securities. The Subadviser will not invest the Fund's assets in securities rated below investment grade at the time of purchase or securities denominated in foreign currencies. The Subadviser may invest in fixed income-related derivatives, including, but not limited to futures contracts, forward transactions, options and swap agreements.

The Subadviser typically may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Equity Securities Risk. The price or value of the Fund's investments in a company's equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company's financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company's debt with respect to dividends, which the company may or may not declare.

Large-Capitalization Company Risk. Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.

Guardian Variable Products Trust Prospectus 79

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market's perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund's investments may decline because of a change in interest rates. The negative impact on fixed-income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Very low or negative interest rates may magnify interest rate risk. Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. There is the risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. The Fund may also be subject to heightened interest rate risk when the Federal Reserve raises interest rates. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund's income will decline because of falling interest rates if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner. Other factors that may affect the value of debt securities include, but are not limited to, economic, political, public health, and other crises and responses by governments and companies to such crises.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as "prepayment risk") or later (known as "extension risk") than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry.

Municipal Obligations Risk. Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value.

Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its objective, there is a risk that the Fund's allocation between equity and fixed-income asset classes, investments, and/or strategies will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies or funds with more discretion to adjust overall allocations, or that the investments themselves will not produce the returns expected.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

80 Prospectus Guardian Variable Products Trust

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed income investments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Mid-Capitalization Company Risk. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may have less experienced management and be more vulnerable to adverse developments than larger companies.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments and thus make the Fund's investments in such securities less liquid or illiquid. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the use of options can lower total returns and the Fund's option activities may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associate with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Portfolio Turnover Risk. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund's performance.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the

Guardian Variable Products Trust Prospectus 81

economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance and additional indexes. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 10.51% (4th Q 2023)
Lowest Quarterly Return: -4.56% (3rd Q 2022)

Average Annual Total Returns (for the periods ended December 31, 2024)

Fund	Inception‡	1 Year	Since Inception
Guardian Balanced Allocation VIP Fund	5/2/2022	13.81%	9.35%
Standard & Poor's 500® (65%)/Bloomberg US Aggregate Bond Index (35%) (reflects no deduction for fees, expenses or taxes)		16.26%	10.63%
Standard & Poor's 500® Index (reflects no deduction for fees, expenses or taxes)		25.02%	15.73%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		1.25%	1.23%

‡  Commencement of operations.
82 Prospectus Guardian Variable Products Trust

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Wellington Management Company LLP serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Loren L. Moran, CFA	Senior Managing Director, Partner, and Fixed Income Portfolio Manager	Inception (May 1, 2022)
Mary L. Pryshlak, CFA	Senior Managing Director, Partner, and Head of Investment Research	Inception (May 1, 2022)
Jonathan G. White, CFA	Managing Director and Director, Research Portfolios	Inception (May 1, 2022)

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 83

Guardian Core Fixed Income VIP Fund

Investment Objective

The Fund seeks to provide a high level of current income and capital appreciation without undue risk to principal.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.44%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.56%
Fee Waiver and/or Expense Reimbursement[1,2]	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.52%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2026 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.52% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

2  "Fee Waiver and/or Expense Reimbursement" and "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" have been restated to reflect the current expense limitation arrangement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Core Fixed Income VIP Fund	$53	$178	$313	$709

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 205% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in investment grade debt securities of all types and repurchase agreements for those securities. The Fund's debt securities may include without limitation: long- and short-term corporate debt obligations; mortgage-backed, mortgage-related, and other asset-backed securities; convertible bonds; U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).

84 Prospectus Guardian Variable Products Trust

FIAM LLC (the "Subadviser") uses bond market sector allocation, comprehensive credit analysis and yield curve positioning to select securities for the Fund. Yield curve positioning represents the relationship between the interest rates of bonds having the same credit quality but different maturity dates. Under normal market conditions, the average duration of the Fund's portfolio is expected to be between 3 and 10 years. Duration is a measure of a bond price's sensitivity to changes in interest rates. The Fund may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment grade debt markets. An investment grade security is one that is rated BBB- (or its equivalent) and higher by a credit rating agency registered as a nationally recognized statistical rating organization ("NRSRO") with the SEC, or, if unrated, has been determined by the Subadviser to be of comparable quality.

Although the Fund primarily invests in domestic securities, up to 20% of the Fund's assets may be invested in foreign debt securities, which may be denominated in foreign currencies. The Fund may purchase or sell securities on a when-issued, to-be-announced ("TBA"), delayed delivery or forward commitment basis and may engage in short-term trading of portfolio securities. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund may also utilize dollar roll transactions to obtain market exposure to certain types of securities, particularly mortgage-backed securities. A mortgage dollar roll transaction involves a sale by a Fund of a mortgage-backed security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts (both long and short positions), options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.

The Fund may also invest in other investment companies, including exchange-traded funds ("ETFs"), for cash management purposes or to seek exposure to a particular asset class. In addition, the Fund may invest in commercial mortgage-backed securities ("CMBS") and collateralized loan obligations.

The Subadviser regularly reviews the Fund's investments and may sell investments when it believes the securities are no longer attractive due to valuation, changes in the fundamental outlook of the company or if it considers other investments more attractive.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There

Guardian Variable Products Trust Prospectus 85

is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market's perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund's investments may decline because of a change in interest rates. The negative impact on fixed income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Very low or negative interest rates may magnify interest rate risk. Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. There is the risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. The Fund may also be subject to heightened interest rate risk when the Federal Reserve raises interest rates. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund's income will decline because of falling interest rates, including negative interest rates, if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner. Other factors that may affect the value of debt securities include, but are not limited to, economic, political, public health, and other crises and responses by governments and companies to such crises.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as "prepayment risk") or later (known as "extension risk") than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Repurchase Agreement Risk. Repurchase agreements entail the Fund's purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight although the term of such agreement may extend over a number of months (up to one year) from the date of delivery. The repurchase price is in excess of the Fund's purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement. If the party agreeing to repurchase the securities defaults and/or if the value of the underlying securities held by a Fund falls below the repurchase price, a loss could be incurred. The Fund also might incur disposition costs in connection with liquidating the securities.

Convertible Securities Risk. Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities. The market value of a convertible security performs like that of a regular debt security but because a portion of the convertible security's value is based on common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. Certain types of convertible securities may decline in value or lose their value entirely in the event the issuer's financial condition becomes significantly impaired.

86 Prospectus Guardian Variable Products Trust

When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk. The Subadviser may purchase or sell securities for the Fund on a when-issued, delayed-delivery, or forward commitment basis where payment and delivery take place at a future settlement date, including mortgage-backed securities purchased or sold in the to-be-announced ("TBA") market. The purchaser in a when-issued, delayed delivery or forward commitment transaction assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated. When-issued, delayed delivery, and forward commitment transactions can involve leverage. These transactions may significantly increase the fund's portfolio turnover rate.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed-income instruments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments and thus make the Fund's investments in such securities less liquid or illiquid. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Liquidity and Valuation Risk. Any of the Fund's investments may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions. As a result, it may be difficult to sell the Fund's investments at a favorable time or price or at all. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund's net asset value. Certain investments, including thinly-traded securities, are particularly susceptible to liquidity and valuation risk. The Fund's fixed-income instruments may experience reduced liquidity as a result of the lack of an active

Guardian Variable Products Trust Prospectus 87

market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of interest rate volatility, market turmoil or periods of significant shareholder redemptions.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associated with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

Portfolio Turnover Risk. To the extent the Fund engages in active trading, it may have high portfolio turnover. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund's performance.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

The Fund engaged the Subadviser and modified its principal investment strategies as of March 3, 2025. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Fund's prior manager and principal investment strategies.

88 Prospectus Guardian Variable Products Trust

Annual Returns (by calendar year)

Highest Quarterly Return: 6.62% (4th Q 2023)
Lowest Quarterly Return: -4.44% (3rd Q 2022)

Average Annual Total Returns (for the periods ended December 31, 2024)

Fund	Inception‡	1 Year	Since Inception
Guardian Core Fixed Income VIP Fund	5/2/2022	1.48%	1.08%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		1.25%	1.23%

‡  Commencement of operations.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. FIAM LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Celso Muñoz	Portfolio Manager	March 3, 2025
Michael Plage	Portfolio Manager	March 3, 2025
Stacie Ware	Portfolio Manager	March 3, 2025
Brian Day	Portfolio Manager	March 3, 2025

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Guardian Variable Products Trust Prospectus 89

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

90 Prospectus Guardian Variable Products Trust

Guardian Core Plus Fixed Income VIP Fund

Investment Objective

The Fund seeks income and capital appreciation to produce a high total return.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.88%
Fee Waiver and/or Expense Reimbursement[1,2]	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.82%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2026 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.82% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

2  "Fee Waiver and/or Expense Reimbursement" and "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" have been restated to reflect the current expense limitation arrangement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Core Plus Fixed Income VIP Fund	$84	$275	$482	$1,079

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 123% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in fixed income investments. The Fund may invest up to 20% of its net assets in high-yield fixed income investments (commonly referred to as "high yield" or "junk" bonds). The Fund currently intends to limit such investments to those, at the time of purchase, rated B-/B3 or higher by Moody's Investors Services, Inc., S&P Global Ratings or Fitch, Inc. (or comparably rated by another rating agency), or, if unrated, determined by Lord, Abbett & Co. LLC, the Fund's subadviser (the "Subadviser"), to be of comparable quality. The Fund also may invest in fixed

Guardian Variable Products Trust Prospectus 91

income investments issued by non-U.S. entities but denominated in U.S. dollars, and fixed income investment issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. The Fund generally invests in the following types of fixed income investments: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; corporate debt securities; mortgage-backed, mortgage-related, and other asset-backed securities; inflation-linked investments (e.g., Treasury Inflation-Protected Securities or "TIPS"); and senior loans, including bridge loans, novations, assignments, and participations.

The Fund may invest in derivatives, including futures, forwards, options, and swaps, for hedging and non-hedging purposes. The Fund may also invest in derivatives to seek to manage portfolio duration, as a substitute for holding, or to adjust exposure to, the underlying asset on which the derivative is based, or for cash management or portfolio management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures (such as the Markit CMBX Index, a synthetic tradable index referencing a basket of commercial mortgage-backed securities), other futures, and/or currency forwards to adjust the Fund's related exposures or for other portfolio management reasons.

The Subadviser attempts to manage the Fund's interest rate risk through the Subadviser's management of the average duration of the investments the Fund holds in its portfolio. The Fund expects to maintain an average duration plus or minus two years of the bond market's duration, as measured by the Bloomberg US Aggregate Bond Index (which was approximately 6.05 years as of March 31, 2025).

The Subadviser buys and sells fixed income investments for the Fund using a relative value-oriented investment process, meaning the Subadviser generally seeks more investment exposure to fixed income investments that the Subadviser believes to be undervalued and less investment exposure to fixed income investments that the Subadviser believes to be overvalued. The Subadviser combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Subadviser evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The Subadviser employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The Subadviser may actively rotate the Fund's sector exposure based on its assessment of relative value.

The Fund may sell a fixed income investment when the Subadviser believes the fixed income investment is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

92 Prospectus Guardian Variable Products Trust

Active Management Risk. The Fund is actively managed by the Manager. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There is no guarantee that the Manager's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market's perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund's investments may decline because of a change in interest rates. The negative impact on fixed income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Very low or negative interest rates may magnify interest rate risk. Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. There is the risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. The Fund may also be subject to heightened interest rate risk when the Federal Reserve raises interest rates. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund's income will decline because of falling interest rates, including negative interest rates, if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner. Other factors that may affect the value of debt securities include, but are not limited to, economic, political, public health, and other crises and responses by governments and companies to such crises.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as "prepayment risk") or later (known as "extension risk") than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry.

High-Yield Fixed Income Investment Risk. High-yield, below investment-grade and unrated fixed income investments may be less liquid and more volatile than investment-grade fixed income investments and are considered predominantly speculative with respect to their capacity to pay interest and principal. These investments may be particularly difficult to value accurately and sell at an advantageous price or time and may experience higher default rates than higher rated investments. In addition, high-yield fixed income investments may be particularly sensitive to credit risk and interest rate risk and may be adversely affected by, among other things, negative perceptions of high-yield investments generally and issuer-specific developments. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Guardian Variable Products Trust Prospectus 93

When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk. The Subadviser may purchase or sell securities for the Fund on a when-issued, delayed-delivery, or forward commitment basis where payment and delivery take place at a future settlement date, including mortgage-backed securities purchased or sold in the to-be-announced ("TBA") market. The purchaser in a when-issued, delayed delivery or forward commitment transaction assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated. When-issued, delayed delivery, and forward commitment transactions can involve leverage. These transactions may significantly increase the fund's portfolio turnover rate.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in or shorting securities or other investments, including potentially heightened liquidity and valuation risk and counterparty risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. The risks of investing emerging markets are elevated under adverse market conditions. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, sensitivity to adverse political, economic or social events affecting the region where an emerging market is located, and the potential expropriation or nationalization of foreign deposits or assets. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments and thus make the Fund's investments in such securities less liquid or illiquid. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract of the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Inflation-Linked Investments Risk. Inflation-linked investments, including TIPS, tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation) and the principal and interest payments on such investments are adjusted periodically based on the inflation rate. The price of an inflation-linked investment generally decreases when real interest rates rise and increases when real interest rates fall and may be more volatile than other

94 Prospectus Guardian Variable Products Trust

fixed income investments. During periods of deflation, the Fund may receive no income from such investments and the Fund's use of these investments may be unsuccessful. With respect to TIPS, the United States Treasury guarantees the repayment of the original bond principal upon maturity, as adjusted for inflation. For other inflation-lined investments that do not provide a similar guarantee, the adjusted principal value of the investment to be repaid at maturity is subject to credit risk.

Liquidity and Valuation Risk. Any of the Fund's investments may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions. As a result, it may be difficult to sell the Fund's investments at a favorable time or price or at all. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund's net asset value. Certain investments, including thinly-traded securities, are particularly susceptible to liquidity and valuation risk. The Fund's fixed-income instruments may experience reduced liquidity as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of interest rate volatility, market turmoil or periods of significant shareholder redemptions.

Loan Risk. Investments in loans are particularly subject to, among other risks, credit risk, interest rate risk, and counterparty risk. The Fund's investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed income (or debt) investments of similar credit quality and/or maturity. Investments or transactions in loans are often subject to long settlement periods (potentially longer than seven days), which could limit the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. As a result, the Fund may be forced to sell other, more desirable, liquid investments, sell illiquid investments at a loss or take other measures to raise cash. Loans often are rated below investment-grade and may be unrated and subject the Fund to the risk that the value of the collateral for the loan may be insufficient to cover the borrower's obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants (if any) more difficult for the Fund as legal action may have to go through the issuer of the participations. Investments in loans that lack or possess fewer or contingent contractual restrictive covenants are particularly susceptible to the risks associated with these investments. In addition, loans and other similar investments may not be considered "securities" and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Portfolio Turnover Risk. To the extent the Fund engages in active trading, it may have high portfolio turnover. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund's performance.

Quantitative Model Risk. There is no guarantee that the quantitative models used by the Subadviser, and the investments selected based on the models, will produce the desired results. Investments selected using quantitative models may not produce the intended results due to the factors and/or assumptions used in the models, the weight placed on each factor and/or assumption in the models, changing sources of market return, and technical issues in the design, development, implementation, and maintenance of the models (e.g., incomplete or inaccurate data, programming or other software issues, and technology failures).

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the

Guardian Variable Products Trust Prospectus 95

underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed income investments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

Annual Returns (by calendar year)

Highest Quarterly Return: 6.82% (4th Q 2023)
Lowest Quarterly Return: -5.97% (2nd Q 2022)

Average Annual Total Returns (for the periods ended December 31, 2024)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Core Plus Fixed Income VIP Fund	9/1/2016	2.38%	-0.06%	0.87%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		1.25%	-0.33%	0.86%

96 Prospectus Guardian Variable Products Trust

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Lord, Abbett & Co. LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Robert A. Lee	Partner and Co-Head of Taxable Fixed Income	Inception (September 1, 2016)
Kewjin Yuoh Andrew H. O'Brien, CFA Steven F. Rocco, CFA	Partner and Portfolio Manager Partner and Portfolio Manager Partner and Co-Head of Taxable Fixed Income	Inception (September 1, 2016) Inception (September 1, 2016) Inception (September 1, 2016)
Leah G. Traub Adam C. Castle, CFA Harris A. Trifon	Partner and Portfolio Manager Partner and Portfolio Manager Partner and Portfolio Manager	May 1, 2022 May 1, 2022 May 1, 2022

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 97

Guardian Multi-Sector Bond VIP Fund

Investment Objective

The Fund seeks to provide a high current income with a secondary objective of capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.52%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.94%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Multi-Sector Bond VIP Fund	$96	$300	$520	$1,155

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 186% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in fixed income investments. The Fund's fixed income investments include: U.S. and foreign corporate debt securities; U.S. government securities and securities of foreign governments (which may include securities issued, guaranteed or otherwise backed by the government or its agencies, instrumentalities or other sponsored enterprises such as agency mortgage-backed securities) and supranational entities; U.S. and foreign below investment grade bonds; mortgage- and other asset-backed securities, including collateralized mortgage obligations ("CMOs") and collateralized loan obligations ("CLOs"); inflation-linked investments (e.g., Treasury Inflation-Protected Securities or "TIPS"); and cash-equivalent instruments. The Fund's CLO investments may include CLO tranches of any rating. The Fund's investments may also include "tax credit bonds" (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds) and tax-exempt bonds as well as loans of any maturity and credit quality, including "covenant-lite" loans. The Fund may also invest in credit risk transfer securities ("CRTs") and in securities that have contractual restrictions that prohibit or limit their public resale, which may include Rule 144A securities. The Fund may also invest in equity-related instruments including convertible and preferred securities and warrants.

The Fund's foreign investments may include debt securities issued by emerging markets countries and companies whose principal business activities are located in emerging market countries. The Subadviser generally considers countries

98 Prospectus Guardian Variable Products Trust

included in the MSCI® Emerging Markets Index to be emerging market countries, but may consider other factors in determining whether an issuer is situated in an emerging market country. The Fund may, from time to time, invest a substantial portion of its assets in issuers in any country or group of countries. In addition, a substantial portion of the Fund's assets may be invested in agency residential and commercial mortgage- and other asset-backed securities. In addition, as a substitute for investments directly in debt securities, the Fund may seek exposure to such debt securities through investments in exchange-traded funds ("ETFs"), which may include ETFs affiliated with Janus Henderson Investors US LLC (the "Subadviser").

Under certain market conditions, the Fund may use derivative instruments including futures contracts, options, swaps, and forward contracts to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve positioning, (iii) manage risk, (iv) enhance potential returns, or (v) as substitutes for permitted Fund investments. Duration is a measure of a bond price's sensitivity to changes in interest rates. Yield curve positioning represents the relationship between the interest rates of bonds having the same credit quality but different maturity dates.

Under normal market conditions, the Fund may invest up to 65% of its net assets in below investment grade securities or unrated securities considered by the Subadviser to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The limit may be exceeded on a temporary basis under unusual circumstances, such as when new issue allocations are higher than expected. An investment is considered below investment grade if it is rated Ba1 by Moody's Investors Service, Inc. or BB+ by Standard & Poor's Ratings Group or Fitch Ratings Inc., or lower or, if unrated, is considered by the Subadviser to be of comparable quality. The Fund will consider a security to be below investment grade if at least two of the three rating agencies rates it below investment grade as described above. When a rating from only two of the rating agencies is available, the lower rating will be used.

The Subadviser allocates the Fund's investments based on its detailed analysis of market, economic, political, and other factors, and of the potential for the various obligations to provide high current income and/or capital appreciation. The Subadviser selects specific investments for the Fund by considering a wide variety of factors, including yield, potential for appreciation in value, the credit quality of the issuer or collateral, maturity, and the degree of perceived risk associated with a specific investment relative to the potential for favorable investment returns and to other investments. The Subadviser typically may sell investments when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Guardian Variable Products Trust Prospectus 99

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market's perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund's investments may decline because of a change in interest rates. The negative impact on fixed income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Very low or negative interest rates may magnify interest rate risk. Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. There is the risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. The Fund may also be subject to heightened interest rate risk when the Federal Reserve raises interest rates. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund's income will decline because of falling interest rates, including negative interest rates, if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner. Other factors that may affect the value of debt securities include, but are not limited to, economic, political, public health, and other crises and responses by governments and companies to such crises.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as "prepayment risk") or later (known as "extension risk") than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry. The mortgage-backed securities in which the Fund invests may include CMOs. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. CMOs are subject to the same risks as other mortgage-backed securities, including interest rate, prepayment and extension risk, but also present certain special risks. CMOs are subject to cash flow uncertainty and price volatility. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities.

High-Yield Fixed Income Investment Risk. High-yield, below investment-grade and unrated fixed income investments may be less liquid and more volatile than investment-grade fixed income investments and are considered predominantly speculative with respect to their capacity to pay interest and principal. These investments may be particularly difficult to value accurately and sell at an advantageous price or time and may experience higher default rates than higher rated investments. In addition, high-yield fixed income investments may be particularly sensitive to credit risk and interest rate risk and may be adversely affected by, among other things, negative perceptions of high-yield investments generally and issuer-specific developments. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Collateralized Loan Obligation Risk. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or "tranches" that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund's investment in a CLO may decrease in market value when the CLO experiences loan

100 Prospectus Guardian Variable Products Trust

defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class. CLO managers are responsible for selecting, managing and replacing the underlying bank loans within a CLO. CLO managers may have limited operating histories and, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager may adversely impact the performance of the CLO securities in which the Fund invests.

Convertible Securities Risk. Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities. The market value of a convertible security performs like that of a regular debt security but because a portion of the convertible security's value is based on common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. Certain types of convertible securities may decline in value or lose their value entirely in the event the issuer's financial condition becomes significantly impaired.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. The risks of investing emerging markets are elevated under adverse market conditions. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, sensitivity to adverse political, economic or social events affecting the region where an emerging market is located, and the potential expropriation or nationalization of foreign deposits or assets. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments and thus make the Fund's investments in such securities less liquid or illiquid. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and

Guardian Variable Products Trust Prospectus 101

price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Geographic Focus Risk. To the extent the Fund's investments focus on one or more specific geographic regions or a small group of countries the Fund's performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, economic, political, regulatory, geopolitical and other conditions. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

Inflation-Linked Investments Risk. Inflation-linked investments, including TIPS, tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation) and the principal and interest payments on such investments are adjusted periodically based on the inflation rate. The price of an inflation-linked investment generally decreases when real interest rates rise and increases when real interest rates fall and may be more volatile than other fixed-income instruments. During periods of deflation, the Fund may receive no income from such investments and the Fund's use of these investments may be unsuccessful. With respect to TIPS, the United States Treasury guarantees the repayment of the original bond principal upon maturity, as adjusted for inflation. For other inflation-lined investments that do not provide a similar guarantee, the adjusted principal value of the investment to be repaid at maturity is subject to credit risk.

Liquidity and Valuation Risk. Any of the Fund's investments may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions. As a result, it may be difficult to sell the Fund's investments at a favorable time or price or at all. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund's net asset value. Certain investments, including thinly-traded securities, are particularly susceptible to liquidity and valuation risk. The Fund's fixed-income instruments may experience reduced liquidity as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of interest rate volatility, market turmoil or periods of significant shareholder redemptions.

Loan Risk. Investments in loans are particularly subject to, among other risks, credit risk, interest rate risk, and counterparty risk. The Fund's investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed income (or debt) investments of similar credit quality and/or maturity. Investments or transactions in loans are often subject to long settlement periods (potentially longer than seven days), which could limit the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. As a result, the Fund may be forced to sell other, more desirable, liquid investments, sell illiquid investments at a loss or take other measures to raise cash. Loans often are rated below investment-grade and may be unrated and subject the Fund to the risk that the value of the collateral for the loan may be insufficient to cover the borrower's obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants (if any) more difficult for the Fund as legal action may have to go through the issuer of the participations. Investments in loans that lack or possess fewer or contingent contractual restrictive covenants are particularly susceptible to the risks associated with these investments. In addition, loans and other similar investments may not be considered "securities" and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims. The Fund may invest in floating rate loans and other similar debt obligations that are sometimes referred to as "covenant-lite" loans, which are loans or other similar debt obligations that lack certain covenants and other financial protections for lenders and investors, such as the imposition of certain restrictions and other limitations on a borrower's operations or assets and the provision of certain information and consent rights to lenders. The Fund's investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Municipal Obligations Risk. Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value.

102 Prospectus Guardian Variable Products Trust

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associated with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk. The Subadviser may purchase or sell securities for the Fund on a when-issued, delayed-delivery, or forward commitment basis where payment and delivery take place at a future settlement date, including mortgage-backed securities purchased or sold in the to-be-announced ("TBA") market. The purchaser in a when-issued, delayed delivery or forward commitment transaction assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated. When-issued, delayed delivery, and forward commitment transactions can involve leverage. These transactions may significantly increase the fund's portfolio turnover rate.

Credit Risk Transfer Securities Risk. CRTs are unguaranteed and unsecured fixed or floating rate general obligations that are commonly issued by government sponsored enterprises. CRTs are not directly linked to or backed by the underlying mortgage loans, so investors such as the Fund have no direct recourse to the underlying mortgage loans in the event of a default. The risks associated with CRTs are different from the risks associated with investments in mortgage-backed securities issued by government sponsored enterprises or private issuers because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors.

Rule 144A Securities and Other Exempt Securities Risk. Investments in securities issued under Regulation S and Rule 144A and other securities exempt from certain registration requirements could have the effect of decreasing the Fund's liquidity profile or preventing the Fund from disposing of them promptly at advantageous prices. Investments in securities exempt from certain registration requirements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.

Preferred Securities Risk. Preferred securities represent an equity or ownership interest in an issuer. Preferred securities are subject to many of the risks to which common stock and debt securities are subject. Preferred securities normally pay dividends at a specified rate and take precedence over common stock in the event the issuer is liquidated or declares bankruptcy. In some cases, preferred stock dividends are not paid at a stated rate and may vary depending on an issuer's financial performance. If interest rates rise, the fixed dividend on preferred securities may be less attractive, causing the price of such securities to decline.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed-income instruments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Guardian Variable Products Trust Prospectus 103

Warrants Risk. A warrant grants the holder the right but not the obligation to purchase from an issuer (a call warrant) or sell to an issuer (a put warrant) equity securities of the issuer at a specific price for a specific period of time. The value of a warrant may not necessarily reflect the value of the underlying securities and is subject to the risks associated with the underlying securities, including market risk. Warrant holders do not receive dividends or have voting or credit right. A warrant ceases to have value if not exercised prior to its expiration date.

Affiliated ETFs Risk. The Subadviser may invest in certain affiliated ETFs as investments for the Fund. The Subadviser will generally receive fees for managing such funds, in addition to the fees paid to the Subadviser by the Manager. The payment of such fees by affiliated funds creates a conflict of interest when selecting affiliated funds for investment by the Fund. The Subadviser, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in its best interest when selecting affiliated funds. In addition, conflicts of interest are mitigated by policies, procedures, and practices put in place by the Subadviser.

Portfolio Turnover Risk. To the extent the Fund engages in active trading, it may have high portfolio turnover. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund's performance.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

The Fund engaged the Subadviser and modified its principal investment strategies as of March 3, 2025. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Fund's prior manager and principal investment strategies.

Annual Returns (by calendar year)

Highest Quarterly Return: 6.55% (4th Q 2023)
Lowest Quarterly Return: -6.73% (2nd Q 2022)

Average Annual Total Returns (for the periods ended December 31, 2024)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Multi-Sector Bond VIP Fund	10/21/2019	1.48%	-0.91%	-0.82%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		1.25%	-0.33%	-0.21%

104 Prospectus Guardian Variable Products Trust

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Janus Henderson Investors US LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
John Kerschner, CFA	Head of US Securitized Products	March 3, 2025
John Lloyd	Lead, Multi-Sector Credit Strategies	March 3, 2025

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 105

Guardian Short Duration Bond VIP Fund

Investment Objective

The Fund seeks to preserve principal and meet liquidity needs while maximizing total return.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.63%
Fee Waiver and/or Expense Reimbursement[1,2]	-0.18%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.45%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2026 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.45% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

2  "Fee Waiver and/or Expense Reimbursement" and "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" have been restated to reflect the current expense limitation arrangement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Short Duration Bond VIP Fund	$46	$184	$333	$769

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 185% of the average value of its portfolio.

Principal Investment Strategies

Allspring Global Investments, LLC (the "Subadviser"), pursues the Fund's investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in debt securities. The Fund's debt securities may include, without limitation: U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; long- and short-term corporate debt obligations; mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and commercial

106 Prospectus Guardian Variable Products Trust

mortgage-backed securities ("CMBS"); asset-backed securities, including collateralized loan obligations ("CLOs"); and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds); and money market instruments. The Fund's CLO investments may include CLO tranches of any rating.

The Subadviser's investment approach prioritizes sector allocation and security selection while de-emphasizing duration strategy as the primary source of excess return. The Subadviser emphasizes yield-advantaged sectors though consideration is given to the full spectrum of investment grade securities. Security selection is driven by a disciplined, robust, fundamental and quantitative credit analysis within a relative value framework. The Subadviser's relative value assessment focuses on the factors unique to each sector when evaluating securities for investment. It identifies securities with attractive risk/reward characteristics and believes pricing inefficiencies can be identified and captured to generate attractive risk adjusted returns. A security is sold when it becomes overvalued on a relative basis or when proactive research indicates a deterioration of a security's risk-rating score or outlook.

Under normal market conditions, the average duration of the Fund's portfolio is expected to be between 1 and 3 years and its average maturity is expected to be between 1 and 3 years. Duration is a measure of a bond price's sensitivity to a given change in interest rates. The Fund seeks to maintain a low duration but may lengthen or shorten its duration within that range to reflect changes in the overall composition of the short-term investment grade debt markets. The Fund may invest up to 10% of its total assets in below investment grade debt securities (commonly known as "high-yield" securities or "junk" bonds). An investment is considered below investment grade if it is rated Ba1 by Moody's Investors Service, Inc. or BB+ by Standard & Poor's Ratings Group or Fitch Ratings, Inc., or lower or, if unrated, is considered by the Subadviser to be of comparable quality. The Fund will consider a security to be below investment grade if at least two of the three rating agencies rate it below investment grade as described above. When a rating from only two of the rating agencies is available, the lower rating will be used.

The Fund may enter into Treasury futures contracts (both long and short positions). The Fund may enter into these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk or interest rate risk; equitizing cash; generating income; adjusting the Fund's sensitivity to interest rate risk or other risk; and asset and sector allocation.

The Fund may invest in other investment companies, including exchange-traded funds ("ETFs"), for cash management purposes or to seek exposure to a particular asset class. The Subadviser regularly reviews the Fund's investments and may sell investments when it believes the securities are no longer attractive due to valuation, changes in the fundamental outlook of the company or other investments are considered more attractive.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment

Guardian Variable Products Trust Prospectus 107

decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market's perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund's investments may decline because of a change in interest rates. The negative impact on fixed income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Very low or negative interest rates may magnify interest rate risk. Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. There is the risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. The Fund may also be subject to heightened interest rate risk when the Federal Reserve raises interest rates. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund's income will decline because of falling interest rates, including negative interest rates, if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner. Other factors that may affect the value of debt securities include, but are not limited to, economic, political, public health, and other crises and responses by governments and companies to such crises.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed-income instruments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as "prepayment risk") or later (known as "extension risk") than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. The mortgage-backed securities in which the Fund invests may include CMOs. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. CMOS are subject to the same risks as other mortgage-backed securities, including interest rate, prepayment and extension risk, but also present certain special risks. CMOs are subject to cash flow uncertainty and price volatility. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities.

Money Market Instruments Risk. The value of a money market instrument typically will decline during periods of rising interest rates and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally.

Collateralized Loan Obligation Risk. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or "tranches" that vary in risk and yield. CLOs may experience substantial

108 Prospectus Guardian Variable Products Trust

losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund's investment in a CLO may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class. CLO managers are responsible for selecting, managing and replacing the underlying bank loans within a CLO. CLO managers may have limited operating histories and, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager may adversely impact the performance of the CLO securities in which the Fund invests.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk. The Subadviser may purchase or sell securities for the Fund on a when-issued, delayed-delivery, or forward commitment basis where payment and delivery take place at a future settlement date, including mortgage-backed securities purchased or sold in the to-be-announced ("TBA") market. The purchaser in a when-issued, delayed delivery or forward commitment transaction assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated. When-issued, delayed delivery, and forward commitment transactions can involve leverage. These transactions may significantly increase the fund's portfolio turnover rate.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments and thus make the Fund's investments in such securities less liquid or liquid. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investments itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Liquidity and Valuation Risk. Any of the Fund's investments may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions. As a result, it may be difficult to sell the Fund's investments at a favorable time or price or at all. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund's net asset value. Certain investments, including thinly-traded securities, are particularly susceptible to liquidity and valuation risk. The Fund's fixed-income instruments may experience reduced liquidity as a result of the lack of an active

Guardian Variable Products Trust Prospectus 109

market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of interest rate volatility, market turmoil or periods of significant shareholder redemptions.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Other Investment Companies Risk. To the extent the Fund invests in other investment companies (such as ETFs), the Fund will incur a pro rata share of the expenses of these investment companies and the Fund will be subject to the risks associated with these investment companies. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

Portfolio Turnover Risk. To the extent the Fund engages in active trading, it may have high portfolio turnover. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund's performance.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year and since inception periods compare with those of a broad measure of market performance and an additional index. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

The Fund engaged the Subadviser and modified its principal investment strategies as of March 3, 2025. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Fund's prior manager and principal investment strategies.

110 Prospectus Guardian Variable Products Trust

Annual Returns (by calendar year)

Highest Quarterly Return: 2.90% (3rd Q 2024)
Lowest Quarterly Return: -1.81% (3rd Q 2022)

Average Annual Total Returns (for the periods ended December 31, 2024)

Fund	Inception‡	1 Year	Since Inception
Guardian Short Duration Bond VIP Fund	5/2/2022	4.72%	2.39%
Bloomberg US Aggregate Bond Index* (reflects no deduction for fees, expenses or taxes)		1.25%	1.23%
Bloomberg US Government/Credit 1-3 Year Total Return Index** (reflects no deduction for fees, expenses or taxes)		4.36%	3.09%

‡  Commencement of operations.

*  In accordance with new regulatory requirements, the Fund has selected the Bloomberg US Aggregate Bond Index as the Fund's broad-based securities market index.

**  The Bloomberg US Government/Credit 1-3 Year Total Return Index is the Fund's secondary benchmark index and was selected to align more closely with the Fund's investment strategy and portfolio holdings.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Allspring Global Investments, LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Jeffrey Weaver, CFA	Senior Portfolio Manager, Head of Global Liquidity Solutions	March 3, 2025
Andrew Greenberg, CFA	Senior Portfolio Manager	March 3, 2025
Janat Ibraev, CFA	Senior Portfolio Manager	March 3, 2025
Dean Meddaugh, CFA	Senior Portfolio Manager	March 3, 2025

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Guardian Variable Products Trust Prospectus 111

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

112 Prospectus Guardian Variable Products Trust

Guardian Total Return Bond VIP Fund

Investment Objective

The Fund seeks total return with an emphasis on high current income as well as capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.85%
Fee Waiver and/or Expense Reimbursement[1,2]	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.82%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2026 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.82% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

2  "Fee Waiver and/or Expense Reimbursement" and "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" have been restated to reflect the current expense limitation arrangement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian Total Return Bond VIP Fund	$84	$268	$468	$1,046

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 201% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in fixed income investments. Massachusetts Financial Services Company ("MFS®") (the "Subadviser") invests the Fund's assets primarily in a broad range of fixed income investments; corporate debt securities, including below investment-grade or high-yield investments; mortgage-backed and other asset-backed securities, including commercial mortgage-backed securities ("CMBS") and collateralized loan obligations ("CLOs"); loans;

Guardian Variable Products Trust Prospectus 113

securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or government-sponsored enterprises; and securities issued or guaranteed by a foreign government, its agencies or instrumentalities, including debt securities issued by emerging market countries. Emerging market countries are countries whose financial and capital markets are in the development phase and include countries located in Latin America, Asia, Africa, the Middle East, and developing countries of Europe, primarily Eastern Europe. The Fund's CLO investments may include CLO tranches of any rating. The Fund also may invest in fixed income investments issued by foreign entities, denominated in U.S. dollars and other currencies. The Subadviser allocates the Fund's assets across theses categories with a view towards broad diversification across and within these categories.

The Fund may invest in securities of any quality, and may invest up to 35% of its net assets, at the time of purchase, in below investment grade quality debt instruments (commonly referred to as "high-yield" or "junk bonds").

The Subadviser may purchase or sell securities for the Fund on a when-issued, delayed-delivery, or forward commitment basis where payment and delivery take place at a future settlement date, including mortgage-backed securities purchased or sold in the to-be-announced ("TBA") market.

The Subadviser normally invests the Fund's assets across different industries, sectors, countries, and geographic regions, but the Subadviser may invest a significant percentage of the Fund's assets in issuers in a single industry, sector, country, or region. The Subadviser may invest a significant percentage of the Fund's assets in a single issuer or a small number of issuers.

The Subadviser may use derivatives for any investment purpose. The Fund may use derivative instruments including, but not limited to, futures contracts, options, swaps, and forward contracts. To the extent the Subadviser uses derivatives, the Subadviser expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

The Subadviser uses an active bottom-up approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of the issuers' financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument's credit quality and terms, any underlying assets and their credit quality, and the issuers management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features may also be considered. In structuring the Fund, the Subadviser also considers top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors, and risk management factors.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There

114 Prospectus Guardian Variable Products Trust

is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market's perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund's investments may decline because of a change in interest rates. The negative impact on fixed income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Very low or negative interest rates may magnify interest rate risk. Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. There is the risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. The Fund may also be subject to heightened interest rate risk when the Federal Reserve raises interest rates. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund's income will decline because of falling interest rates, including negative interest rates, if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner. Other factors that may affect the value of debt securities include, but are not limited to, economic, political, public health, and other crises and responses by governments and companies to such crises.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as "prepayment risk") or later (known as "extension risk") than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

High-Yield Fixed Income Investment Risk. High-yield, below investment-grade and unrated fixed income investments may be less liquid and more volatile than investment-grade fixed income investments and are considered predominantly speculative with respect to their capacity to pay interest and principal. These investments may be particularly difficult to value accurately and sell at an advantageous price or time and may experience higher default rates than higher rated investments. In addition, high-yield fixed income investments may be particularly sensitive to credit risk and interest rate risk and may be adversely affected by, among other things, negative perceptions of high-yield investments generally and issuer-specific developments. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Collateralized Loan Obligation Risk. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or "tranches" that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund's investment in a CLO may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class. CLO managers are responsible for selecting, managing and replacing the underlying bank loans within a CLO. CLO managers may have limited operating histories and, may be subject to conflicts

Guardian Variable Products Trust Prospectus 115

of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager may adversely impact the performance of the CLO securities in which the Fund invests.

When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk. The Subadviser may purchase or sell securities for the Fund on a when-issued, delayed-delivery, or forward commitment basis where payment and delivery take place at a future settlement date, including mortgage-backed securities purchased or sold in the to-be-announced ("TBA") market. The purchaser in a when-issued, delayed delivery or forward commitment transaction assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated. When-issued, delayed delivery, and forward commitment transactions can involve leverage. These transactions may significantly increase the fund's portfolio turnover rate.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Sector Risk. To the extent the Fund's investments focus on one or more sectors of the economy, the Fund's performance will be particularly susceptible to conditions and developments relating to such sector(s). In addition, the Fund will be more exposed to price movements affecting companies in such sector(s) than a more broadly invested fund.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. The risks of investing emerging markets are elevated under adverse market conditions. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, sensitivity to adverse political, economic or social events affecting the region where an emerging market is located, and the potential expropriation or nationalization of foreign deposits or assets. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments and thus make the Fund's investments in such securities less liquid or illiquid. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and

116 Prospectus Guardian Variable Products Trust

price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Geographic Focus Risk. To the extent the Fund's investments focus on one or more specific geographic regions or a small group of countries the Fund's performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, economic, political, regulatory, geopolitical and other conditions. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.

Liquidity and Valuation Risk. Any of the Fund's investments may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions. As a result, it may be difficult to sell the Fund's investments at a favorable time or price or at all. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund's net asset value. Certain investments, including thinly-traded securities, are particularly susceptible to liquidity and valuation risk. The Fund's fixed-income instruments may experience reduced liquidity as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of interest rate volatility, market turmoil or periods of significant shareholder redemptions.

Loan Risk. Investments in loans are particularly subject to, among other risks, credit risk, interest rate risk, and counterparty risk. The Fund's investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed income (or debt) investments of similar credit quality and/or maturity. Investments or transactions in loans are often subject to long settlement periods (potentially longer than seven days), which could limit the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. As a result, the Fund may be forced to sell other, more desirable, liquid investments, sell illiquid investments at a loss or take other measures to raise cash. Loans often are rated below investment-grade and may be unrated and subject the Fund to the risk that the value of the collateral for the loan may be insufficient to cover the borrower's obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants (if any) more difficult for the Fund as legal action may have to go through the issuer of the participations. Investments in loans that lack or possess fewer or contingent contractual restrictive covenants are particularly susceptible to the risks associated with these investments. In addition, loans and other similar investments may not be considered "securities" and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed-income instruments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Portfolio Turnover Risk. To the extent the Fund engages in active trading, it may have high portfolio turnover. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund's performance.

Guardian Variable Products Trust Prospectus 117

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

The Fund engaged the Subadviser and modified its principal investment strategies as of March 3, 2025. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Fund's prior manager and principal investment strategies.

Annual Returns (by calendar year)

Highest Quarterly Return: 6.43% (4th Q 2023)
Lowest Quarterly Return: -6.00% (2nd Q 2022)

Average Annual Total Returns (for the periods ended December 31, 2024)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian Total Return Bond VIP Fund	10/21/2019	1.80%	-0.85%	-0.76%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		1.25%	-0.33%	-0.21%

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Massachusetts Financial Services Company ("MFS®") serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Joshua Marston	Investment Officer, Lead Portfolio Manager	March 3, 2025
Neeraj Arora	Investment Officer, Emerging Markets Debt Instruments Portfolio Manager	March 3, 2025
Philipp Burgener	Investment Officer, Structured Securities Portfolio Manager	March 3, 2025
David Cole	Investment Officer, Below Investment Grade Debt Instruments Portfolio Manager	March 3, 2025

118 Prospectus Guardian Variable Products Trust

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Alexander Mackey	Co-Chief Investment Officer – Global Inception Fixed Income, Investment Grade Debt Instruments Portfolio Manager	March 3, 2025
Michael Skatrud	Investment Officer, Below Investment Grade Debt Instruments Portfolio Manager	March 3, 2025

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

Guardian Variable Products Trust Prospectus 119

Guardian U.S. Government/Credit VIP Fund (formerly known as Guardian U.S. Government Securities VIP Fund)

Investment Objective

The Fund seeks total return with an emphasis on current income as well as capital appreciation.

Fees and Expenses of the Fund

This table shows the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy through which Fund shares are offered as an investment option. If those charges, fees or expenses were reflected, the fees and expenses shown in the table would be higher. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below. For information about these charges, fees and expenses, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.47%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.88%
Fee Waiver and/or Expense Reimbursement[1]	-0.14%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.74%

1  Park Avenue Institutional Advisers LLC, the Fund's investment manager (the "Manager"), has contractually agreed through April 30, 2026 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.74% of the Fund's average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This Example does not reflect charges, fees or expenses that are, or may be, imposed under your variable annuity contract or variable life insurance policy, and would be higher if it did. The Example reflects contractual fee waivers and/or expense reimbursements only for the duration of the current commitment, if applicable. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Guardian U.S. Government/Credit VIP Fund	$76	$267	$474	$1,071

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance. As of the end of its most recent fiscal year, the Fund's portfolio turnover rate was 228% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in U.S. government securities and corporate credit investments. The Fund typically invests at least 50% of its net assets in U.S. government securities. The U.S. government securities in which the Fund invests include U.S. Treasury

120 Prospectus Guardian Variable Products Trust

securities or other securities issued, guaranteed or otherwise backed by the U.S. government, its agencies, instrumentalities or government-sponsored enterprises, including bonds, notes, mortgage-backed securities and other fixed-income or debt instruments. These investments may also include securities issued by U.S. government agencies that are not backed by the full faith and credit of the U.S. government. In addition to mortgage-backed securities, the Fund may invest in other types of asset-backed securities, including commercial mortgage-backed securities ("CMBS"), collateralized mortgage obligations ("CMOs") and collateralized loan obligations ("CLOs"). The CLOs in which the Fund invests generally will be investment grade. The Fund may also invest in U.S. and foreign corporate debt securities, inflation-linked securities (e.g., Treasury Inflation-Protected Securities or "TIPS") and U.S. municipal securities. The corporate credit investments in which the Fund invests typically will be investment grade.

Under certain market conditions, the Fund may use futures contracts, options, swaps, and forward contracts to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve positioning, (iii) manage risk, (iv) enhance potential returns, or (v) as substitutes for permitted Fund investments. Duration is a measure of a bond price's sensitivity to changes in interest rates. Yield curve positioning represents the relationship between the interest rates of bonds having the same credit quality but different maturity dates.

Lord, Abbett & Co. LLC (the "Subadviser") attempts to manage the Fund's interest rate risk through the Subadviser's management of the average duration of the investments the Fund holds in its portfolio. The Fund as a whole expects to maintain an average duration of plus or minus one year of the duration of the U.S. government securities market, as measured by the Bloomberg US Intermediate Government/Credit Index (which was approximately 3.96 years as of March 31, 2025).

The Subadviser applies an active top-down and bottom-up analysis to construct the Fund's investment portfolio. The Subadviser uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The Subadviser selects specific investments for the Fund by considering a wide variety of factors, including yield, potential for appreciation in value, the credit quality of the issuer or collateral, maturity, and the degree of perceived risk associated with a specific investment relative to the potential for favorable investment returns and to other investments. The Subadviser may actively rotate the Fund's exposure to various fixed income asset classes based on its assessment of relative value.

The Fund's foreign investments may include debt securities issued by companies domiciled in emerging markets countries and companies whose principal business activities are located in emerging market countries. Emerging market countries are countries whose financial and capital markets are in the development phase and include countries located in Latin America, Asia, Africa, the Middle East, and developing countries of Europe, primarily Eastern Europe.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.

Market Risk. The financial and securities markets are very volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund and its investments. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Changes to the market value of securities in which the Fund invests may be rapid and unpredictable. The price, value or liquidity of the Fund's investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments. The fixed income investments in which the Fund invests may underperform other segments of the fixed income market or the fixed income market as a whole. Although prices of fixed income investments tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility and limited liquidity during certain market and economic conditions.

Issuer Risk. The Fund's investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the

Guardian Variable Products Trust Prospectus 121

Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.

Active Management Risk. The Fund is actively managed by the Subadviser. The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund's performance. There is no guarantee that the Subadviser's investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government and are subject to the risks associated with fixed-income instruments, particularly interest rate risk and credit risk. The Fund is subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Credit Risk. The Fund may lose money if the issuer or guarantor of a fixed income or debt instrument is unable or unwilling, or is perceived as unable or unwilling, to pay interest or repay principal on time or otherwise to honor its obligations. A fixed income or debt instrument held by the Fund may be adversely affected by changes in, or the market's perception of, the financial strength (or credit rating) of its issuer or guarantor or the credit rating of the instrument. Credit ratings may decrease rapidly and may not be an accurate assessment of liquidity or credit risk. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services.

Interest Rate Risk. The value of the Fund's investments may decline because of a change in interest rates. The negative impact on fixed income and debt instruments from potential interest rate changes could be swift and significant, including falling market values, increased redemptions and reduced liquidity. The value of an instrument with a longer duration will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Very low or negative interest rates may magnify interest rate risk. Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. There is the risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. The Fund may also be subject to heightened interest rate risk when the Federal Reserve raises interest rates. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. In addition, the Fund is subject to the risk that the Fund's income will decline because of falling interest rates, including negative interest rates, if the Fund holds floating or variable rate debt securities or if an issuer fails to pay interest and principal in a timely manner. Other factors that may affect the value of debt securities include, but are not limited to, economic, political, public health, and other crises and responses by governments and companies to such crises.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities are subject to the risks associated with fixed income investments. The value of mortgage-backed and other asset-backed securities held by the Fund may be adversely affected by, among other things, changes or perceived changes in interest rates and may exhibit additional volatility during periods of rising interest rates as a result of extended duration. In addition, mortgage-backed and other asset-backed securities are subject to the risk that underlying obligations will be repaid sooner (known as "prepayment risk") or later (known as "extension risk") than expected because of changes in interest rates, either of which may result in lower than expected returns for the Fund. Because mortgage-backed securities are backed by mortgage loans, they also are subject to risks associated with the ownership of real estate and the real estate industry. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. The mortgage-backed securities in which the Fund invests may include CMOs. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. CMOs are subject to the same risks as other mortgage-backed securities, including interest rate, prepayment and extension risk, but also present certain special risks. CMOs are subject to cash flow uncertainty and price volatility. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities.

122 Prospectus Guardian Variable Products Trust

Municipal Obligations Risk. Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value.

Collateralized Loan Obligation Risk. Collateralized loan obligations ("CLOs") bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or "tranches" that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund's investment in a CLO may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class. CLO managers are responsible for selecting, managing and replacing the underlying bank loans within a CLO. CLO managers may have limited operating histories and, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager may adversely impact the performance of the CLO securities in which the Fund invests.

Counterparty Risk. Certain investments or investment transactions are subject to the risk that the Fund's counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed, which may result in a loss to the Fund.

Derivatives Risk. Derivatives are instruments whose value depends on (or is derived from) the value of an underlying security, asset, or other benchmark. Derivatives (including short exposures through derivatives) pose risks in addition to and greater than those associated with investing directly in other investments, including potentially heightened liquidity and valuation risk, counterparty risk, market risk, operational risk and legal risk. In addition, certain derivatives result in leverage, which can result in losses substantially greater than the amount invested in the derivatives by the Fund.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. In addition to the risks generally applicable to derivatives, these contracts are particularly subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

Inflation-Linked Investments Risk. Inflation-linked investments, including TIPS, tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation) and the principal and interest payments on such investments are adjusted periodically based on the inflation rate. The price of an inflation-linked investment generally decreases when real interest rates rise and increases when real interest rates fall and may be more volatile than other fixed-income instruments. During periods of deflation, the Fund may receive no income from such investments and the Fund's use of these investments may be unsuccessful. With respect to TIPS, the United States Treasury guarantees the repayment of the original bond principal upon maturity, as adjusted for inflation. For other inflation-lined investments that do not provide a similar guarantee, the adjusted principal value of the investment to be repaid at maturity is subject to credit risk.

Emerging Markets Risk. The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. The risks of investing emerging markets are elevated under adverse market conditions. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, sensitivity to adverse political, economic or social events affecting the region where an emerging market is located, and the potential expropriation or nationalization of foreign deposits or assets. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.

Guardian Variable Products Trust Prospectus 123

Foreign Investment and Currency Risk. Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions, tariffs, or other measures by the United States or other governments and supranational organizations. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions and other similar governmental actions or developments could, among other things, adversely impact the value and liquidity of the Fund's foreign investments and the Fund's ability to invest in foreign investments and thus make the Fund's investments in such securities less liquid or illiquid. The Fund's foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency's value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.

Liquidity and Valuation Risk. Any of the Fund's investments may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions. As a result, it may be difficult to sell the Fund's investments at a favorable time or price or at all. To meet redemption requests or otherwise raise cash, the Fund may be forced to sell investments at a disadvantageous time and/or price. In addition, it may be difficult for the Fund to accurately value investments or purchase or sell investments within a reasonable time at the price at which it has been valued for purposes of the Fund's net asset value. Certain investments, including thinly-traded securities, are particularly susceptible to liquidity and valuation risk. The Fund's fixed-income instruments may experience reduced liquidity as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of interest rate volatility, market turmoil or periods of significant shareholder redemptions.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement's terms and the possible lack of liquidity with respect to the agreements.

Portfolio Turnover Risk. To the extent the Fund engages in active trading, it may have high portfolio turnover. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund's performance.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1 year, 5 year and since inception periods compare with those of a broad measure of market performance and an additional index. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.guardianlife.com or by calling the phone number on the back of the Prospectus. Variable annuity contract or variable life insurance policy fees, expenses and charges are not reflected in the returns shown in the bar chart and table below. If they were, returns would be less than those shown.

The Fund engaged the Subadviser and modified its principal investment strategies as of March 3, 2025. The past performance shown in the bar chart and table below prior to that date reflects the performance of the Fund's prior manager and principal investment strategies.

124 Prospectus Guardian Variable Products Trust

Annual Returns (by calendar year)

Highest Quarterly Return: 5.04% (4th Q 2023)
Lowest Quarterly Return: -4.19% (1st Q 2022)

Average Annual Total Returns (for the periods ended December 31, 2024)

Fund	Inception	1 Year	5 Year	Since Inception
Guardian U.S. Government/Credit VIP Fund	10/21/2019	1.73%	-0.06%	-0.06%
Bloomberg US Aggregate Bond Index* (reflects no deduction for fees, expenses or taxes)		1.25%	-0.33%	-0.21%
Bloomberg US Intermediate Government/Mortgage Total Return Index* (reflects no deduction for fees, expenses or taxes)		1.90%	-0.06%	0.02%
Bloomberg US Intermediate Government/Credit Index** (reflects no deduction for fees, expenses or taxes)		3.00%	0.86%	0.90%

*  In accordance with new regulatory requirements, the Fund has selected the Bloomberg US Aggregate Bond Index as the Fund's broad-based securities market index. The Bloomberg US Aggregate Bond Index replaced the Bloomberg US Intermediate Government/Mortgage Total Return Index as the Fund's primary benchmark index.

**  The Bloomberg US Intermediate Government/Credit Index is the Fund's secondary benchmark index. The Bloomberg US Intermediate Government/Credit Index was selected to align more closely with the Fund's investment strategy and portfolio holdings.

Management

Park Avenue Institutional Advisers LLC serves as the Fund's manager. Lord, Abbett & Co. LLC serves as the Fund's subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Andrew H. O'Brien, CFA	Partner, Portfolio Manager	March 3, 2025
Ty J. Kern	Portfolio Manager	March 3, 2025
Gregory H. Benz, CFA	Portfolio Manager	March 3, 2025

Purchase and Sale of Fund Shares

The Fund offers its shares only as underlying investment options to variable annuity contracts or variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). You choose investment options through your contract or policy. You do not purchase Fund shares directly from, or redeem Fund shares directly with, the Fund. Please refer to your contract or policy prospectus for more information regarding the purchase and sale of Fund shares.

Guardian Variable Products Trust Prospectus 125

Tax Information

No tax information is provided because the Fund's shareholders are separate accounts of GIAC. For information concerning the tax consequences applicable to your variable annuity contract or variable life insurance policy, please refer to your contract or policy prospectus or consult with your tax advisor.

Financial Intermediary Compensation

If you purchase your variable annuity contract or variable life insurance policy through a broker-dealer or other financial intermediary, GIAC, the Fund or their affiliates may pay the intermediary for the sale of the contract or policy, the selection of the Fund and certain related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the contract or policy over another investment or annuity or insurance product, or to recommend the Fund over another investment option available under the contract or policy. Ask your salesperson or visit your financial intermediary's website for more information.

126 Prospectus Guardian Variable Products Trust

Additional Information about the Funds

The Funds are series of Guardian Variable Products Trust, a Delaware statutory trust established on January 12, 2016 (the "Trust"). Each Fund is subject to regulation under the Investment Company Act of 1940, as amended (the "1940 Act"), and is classified as a "diversified company" for purposes of the 1940 Act, with the exception of Guardian Large Cap Fundamental Growth VIP Fund and Guardian Large Cap Disciplined Growth VIP Fund, which are non-diversified. Shares of the Funds are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (each, a "Contract").

Although the Funds are designed to serve as a component of a broader investment portfolio, no single Fund should be considered to constitute a complete investment program.

Fundamental Investment Policies: The fundamental investment policies set forth in the Funds' Statement of Additional Information ("SAI") may not be changed without shareholder approval.

Investment Objectives and Principal Investment Strategies: The investment objective(s) and principal investment strategies inform you of each Fund's goal and the investment methods and techniques the Manager or Subadvisers (as defined below) intend to employ in investing your money. There is no guarantee that a Fund will achieve its respective investment objective(s). The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. To the extent practicable, shareholders will receive at least 60 days' prior notice of a change in a Fund's investment objective. The Board and/or the Manager may change other non-fundamental policies as well as the Fund's investment strategies without shareholder approval.

Other Investment Policies: Should a Fund's name suggest that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, the Fund's policy of investing, under normal circumstances, "at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment)" may be changed by the Board without shareholder approval. However, shareholders would receive at least 60 days' notice prior to the effectiveness of the change.

For a Fund with an 80% policy described above, the Manager or Subadviser (as applicable) will consider, for purposes of determining compliance with such Fund's 80% policy, the investment policies and/or principal investment strategies of the underlying funds in which the Fund, from time to time, may invest. Certain Funds may invest their assets in exchange-traded funds ("ETFs") that invest in similar securities or instruments as the Funds. A Fund may count such securities or instruments towards various guideline tests, including the test with respect to 80% of the Fund's net assets as described above.

With respect to the Guardian Core Fixed Income VIP Fund, Guardian Core Plus Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, and Guardian Total Return Bond VIP Fund, an issuer or security will be considered to be from a particular country (including the United States) or geographic region if it is economically tied to the country or geographic region, as determined in the discretion of the Subadviser. In determining whether an issuer or security is economically tied to a particular country or geographic region, the Subadviser may consider factors including, but not limited to: (i) an issuer's country of domicile; (ii) the primary exchange on which the issuer's securities trade; (iii) the denomination of the currency in which the security is issued; (iv) the country or geographic location from which the majority of an issuer's revenue or profits (alone or on a consolidated basis) are derived; (v) the country or geographic location in which the issuer has a majority of its assets, core business operations, and/or employees; and (vi) classifications assigned by third parties, including an issuer's "country of risk" as determined by Bloomberg or the classifications assigned to the issuer by the Fund's benchmark index provider. By applying these factors, it is possible that a particular issuer or security could be deemed to be from more than one country or geographic region.

Additional Information Regarding Investment Strategies and Risks

Information about each Fund's principal investment strategies and principal risks is provided in the relevant summary section for each Fund. Below is additional information, describing in greater detail the principal investment strategies and practices as well as principal and certain non-principal risks for the Funds. The Funds may use their respective principal investments or strategies to different degrees, and, therefore, may be subject to the risks described below to different degrees. The Funds' investment policies, limitations and other guidelines apply at the time an investment is made. As a result, a Fund generally may continue to hold positions that met a particular investment policy, limitation or guideline at the time the investment was made but subsequently do not meet the investment policy, limitation or limitation.

Guardian Variable Products Trust Prospectus 127

The Funds may hold investments and engage in investment practices that are not part of their principal investment strategies. An investment or type of security specifically identified in the summary prospectus for a Fund is an instrument or type of security that may be a principal investment for the Fund. Further information is provided in the SAI, which you may find helpful to your investment decision. An investment or type of security only identified in the SAI typically is treated as a non-principal investment for a Fund. The fact that a particular risk was not listed as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities or investments that give rise to that risk. The following information is provided in alphabetical order and not necessarily in order of importance.

Active Management Risk. The Funds are subject to management risk because they are actively managed investment portfolios. In making investment decisions for a Fund, the Subadviser or each individual portfolio manager will apply investment techniques, judgment and risk analyses about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund. However, there can be no guarantee that these will produce the desired results and, as a result, a Fund may fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Additionally, legislative, regulatory or tax restrictions, policies or developments may negatively affect the investment techniques available to the Manager or Subadviser (as applicable) and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. Each Fund may engage in active and frequent trading of portfolio securities. Frequent purchases and sales of portfolio investments may result in higher Fund expenses, such as higher brokerage fees or other transaction costs, which may negatively affect the Fund's performance.

To the extent a Subadviser may give consideration to certain environmental, social, and/or governance ("ESG") factors when evaluating an investment opportunity, a Fund may underperform funds that do not consider ESG factors in the investment process. ESG information and data may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors deemed by the Subadviser to be relevant to a particular investment. Investing on the basis of ESG factors is qualitative and subjective by nature and there is no guarantee that the ESG criteria utilized will reflect the beliefs or values of any particular investor. The consideration of ESG criteria may adversely affect the Fund's performance.

Allocation Risk. To the extent a Subadviser uses an allocation strategy in pursuit of a Fund's investment objective, the Fund is subject to risks resulting from the Subadviser's allocation decisions, notably the risk that the Fund's allocation between asset classes (such as equity and fixed-income), investments, and/or strategies will be unsuccessful. As a result, the Fund's ability to achieve its investment objective depends in part on the Subadviser's skill in determining and adjusting the Fund's allocation. With an allocation strategy, the amount of assets allocated to various asset classes, investments, and/or strategies may change over time, and such changes could cause the Fund's shares to lose value (for example, as a result of allocations to an underperforming asset class) or cause the Fund to underperform other funds with similar investment objectives and/or strategies or funds with more discretion to adjust overall allocations. In addition, there is a risk that the allocations and investments themselves will not produce the returns or exposure expected or desired.

Concentration Risk. Guardian Global Utilities VIP Fund will concentrate (invest at least 25% of its total assets) in securities of companies in the utilities group of industries. Concentrating investments in the utilities group of industries increases the risk of loss because the stocks of many or all of the companies in the utilities group of industries may decline in value due to developments adversely affecting the utilities industry, including but not limited to, supply and/or demand for services or fuel, financing costs, governmental regulation, economic conditions, competitive pressures due to deregulation, increased sensitivity to the cost of energy production, and environmental factors such as conservation of natural resources. In addition, a Fund that is concentrated in an industry or group of industries will be particularly susceptible to these types of developments and may have performance that is more volatile than the performance of funds that invest more broadly. Furthermore, investors may buy or sell substantial amounts of a Fund's shares in response to factors affecting or expected to affect the industry or group of industries, resulting in substantial inflows or outflows of cash into and out of the Fund. Such inflows or outflows could affect management of the Fund adversely to the extent that they cause the Fund's cash position or cash requirements to exceed normal levels.

Collateralized Loan Obligation Risk. A collateralized loan obligation ("CLO") is an asset-backed security whose underlying collateral is a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. CLOs bear many of the same risks as other asset-backed securities, including interest rate risk, prepayment risk, extension risk, market risk, liquidity and valuation risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or "tranches" that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults, and such losses caused by defaults on underlying assets are borne first by

128 Prospectus Guardian Variable Products Trust

the holders of subordinate tranches. A Fund's investment in a CLO may decrease in value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class, particularly during periods of economic downturn. These risks may be magnified depending on the tranche of CLO securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.

Collateralized Mortgage Obligation Risk. A Fund may invest in debt securities that are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs"). CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay" (i.e., payments of principal are made to two or more classes concurrently). In some cases, CMOs may have the characteristics of a stripped mortgage-backed security, a type of potentially high risk CMO whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality. CMOs are subject to the same risks as mortgage-backed securities, including interest rate, prepayment and extension risk, but also present certain special risks. Depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

Convertible Securities Risk. Convertible securities are fixed income securities, preferred equity securities or other securities that are convertible into or exercisable for preferred or common stocks of the issuer at either a stated price or a stated rate. Convertible securities are subject to the risks of both debt and equity securities. The market value of a convertible security performs similarly to a regular debt security, but because a portion of the convertible security's value is based on stock into which it may be converted, a convertible security is also subject to the same types of market, issuer and other risks that apply to the underlying stock. For example, if market interest rates rise, the value of a convertible security usually falls. As the market price of the underlying stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. It therefore may not decline in price to the same extent as the underlying stock. Certain types of convertible securities may decline in value or lose their value entirely in the event the issuer's financial condition becomes significantly impaired. In the event of a liquidation of the issuing company, holdings of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. As a result, the issuer's convertible securities generally entail less risk than its common stock, but more risk than its debt obligations. Convertible securities may be lower-rated securities subject to significant credit risk and may be adversely impacted by changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Additionally, a convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on a Fund's ability to achieve its investment objective. A convertible security generally has less potential for gain than the underlying stock and the value of a convertible security may be more volatile than the value of non-convertible securities.

Counterparty Risk. The counterparty with which a Fund conducts transactions (or that guarantees investments or agreements that the Fund owns or is otherwise exposed to) may be unwilling or unable (or perceived to be unwilling or unable) to honor its obligations under the terms of a transaction or agreement, such as timely principal, interest or settlement payments. As a result, the Fund may be unable to recover its investment, may only recover a portion of its investment, or may have any recovery delayed, which may adversely affect the Fund. These risks may be greater if a Fund engages in over-the-counter ("OTC") transactions. The extent of counterparty risk generally varies based on the terms of the particular security or transaction as well as the financial condition of the counterparty. The Funds bear the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting counterparties.

Credit Risk. An issuer or guarantor of a fixed-income or debt investment or a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement), or the issuer or guarantor of collateral, might be unable or unwilling (or perceived to be unwilling or unable) to meet its financial obligations and might not make interest or principal payments on an investment when those payments are due. Defaults may reduce the Fund's income and may reduce the value of the fixed-income investment itself, sometimes dramatically. Although credit quality may not accurately reflect the true credit risk or liquidity of an investment, a change in the credit quality rating of an investment or an issuer can

Guardian Variable Products Trust Prospectus 129

have a rapid, adverse effect on the investment's price and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The credit quality of an investment can change rapidly in certain market environments, particularly during periods of high market volatility, greater economic uncertainty, or downturn, and the default of a single holding could cause a significant deterioration in the Fund's net asset value ("NAV"). The issuer of a fixed-income or debt investment (or the borrower or counterparty to certain repurchase agreements or derivatives instruments) may be unable to meet its financial obligations (e.g., may be unable to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. Moreover, in a rising interest rate environment, the risk that an issuer or guarantor may default on its obligations is heightened. As a result, a Fund may not receive the full amount that it is entitled to receive.

Even though certain fixed-income or debt investments (such as loans) may be collateralized, there is no assurance that the liquidation of any collateral would satisfy interest and/or principal payments due to a Fund on such investments, or that such collateral could be liquidated efficiently in the event of a default. Such collateral may be difficult to identify and/or value, and if the value of the underlying collateral depreciates, recovery upon default may be difficult to realize.

Credit quality is a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner. The degree of credit risk depends on the particular investment and the financial condition of the issuer, guarantor or counterparty, which are often reflected in its credit quality. The fixed-income or debt investments (such as fixed-income or debt securities or obligations and debt investments) in which a Fund may invest may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a Nationally Recognized Statistical Rating Organization (each, a "Rating Agency"). In addition, a Fund may invest in investments, which have not been rated by a Rating Agency, in which case their suitability for investment is determined by the Manager or Subadviser (as applicable) in reference to investments of comparable quality which are not unrated.

Ratings are provided by Rating Agencies, each of which specialize in evaluating credit risk. However, there is no guarantee that a highly-rated debt investment will not default or be downgraded. The downgrade of the credit of a security or of the issuer of a security held by a Fund may decrease its value. Each Rating Agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings opinions. For example, high quality debt investments are those rated in one of the two highest rating categories (the highest category for commercial paper) or if unrated, are of comparable quality as determined by the Manager or Subadviser (as applicable). Investment grade debt investments are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Manager or Subadviser (as applicable). High yield debt securities (which may be referred to as "junk bonds") are those rated lower than Baa by Moody's, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative and are more likely to default with respect to the issuer's ability to repay principal and interest than higher rated securities. Ratings of CCC for Fitch, or Caa for Moody's, indicate a current vulnerability for default. Ratings below those levels indicate a higher vulnerability to default or default itself. Ratings of CCC to C for S&P indicate different degrees of vulnerability to default. A rating of D for S&P indicates that the security has defaulted. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may at times be exposed to heightened levels of credit or liquidity risk or may be downgraded.

More complete ratings tables and further information regarding the ratings of the most commonly used Rating Agencies (Fitch, S&P and Moody's) and each of their categories of investment grade debt and non-investment grade debt are included in Appendix A of the SAI.

Credit Risk Transfer Securities Risk. Credit risk transfer securities ("CRTs") are unguaranteed and unsecured fixed or floating rate general obligations that are commonly issued by government sponsored enterprises. CRTs are not directly linked to or backed by the underlying mortgage loans, so investors such as a Fund have no direct recourse to the underlying mortgage loans in the event of a default. The risks associated with CRTs are different from the risks associated with investments in mortgage-backed securities issued by government sponsored enterprises or private issuers because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors.

Depositary Receipts Risk. A Fund may hold the equity securities of foreign companies in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange (such as the New York Stock Exchange). EDRs and GDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank.

130 Prospectus Guardian Variable Products Trust

Depositary receipts may be sponsored or unsponsored. In a sponsored program, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer's request. In an unsponsored program, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

ADRs, EDRs and GDRs are subject to the same risks as direct investment in foreign securities and may present significant downside risk relative to their underlying securities, including being less liquid and more volatile. In addition, holders of certain depositary receipts may have limited voting rights, may not be afforded other rights typical of a shareholder in the event of a corporate action, and may experience difficulty in receiving company stockholder communications. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. The securities underlying depositary receipts in which a Fund invests are usually denominated or quoted in currencies other than the U.S. dollar. As a result, a Fund with investments in ADRs, EDRs or GDRs may be exposed to foreign currency risk. In addition, because the underlying securities of ADRs and GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs, EDRs and GDRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of a Fund. The issuers of depository receipts may discontinue issuing new depository receipts and withdraw existing depository receipts at any time, which may result in costs and delays in the distribution of the underlying assets to a Fund any may negatively affect the Fund's performance.

Derivatives Risk. Derivatives are instruments whose values are tied to the value of another underlying instrument, including an individual security or asset, a group of assets, an interest rate, exchange rate, currency, benchmark, or index. A Fund may or may not hold the underlying instrument on which the value of a derivative is based. Derivatives (including short exposures through derivatives) may be riskier than other types of investments and may expose a Fund to higher levels of leverage or volatility than if it were to invest in (or short) the underlying instrument or instruments directly, especially in unusual or extreme market conditions. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives may also create leverage risk, creating potentially unlimited investment exposure, and further exposing a Fund to higher levels of volatility. A Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying asset on which the value of a derivative is based. A small change in the value of the instruments or reference assets underlying a derivative may result in disproportionate losses to the Fund.

Derivatives include options, forwards, futures contracts, options on futures contracts, swaps (such as currency, interest rate, security, index, consumer price index, credit default, mortgage default, equity and total return swaps), options on swaps, caps, collars, floors, repurchase and reverse repurchase agreements and other financial instruments. Derivatives may be difficult to value and may expose a Fund to risks of mispricing, especially if the market for such instruments becomes illiquid. If it is not possible to close an open derivative position entered into by a Fund, the Fund would continue to be required to make payments of variation (or mark-to-market) margin and settlement payments in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it could have to sell portfolio securities to meet such requirements at a time when it is disadvantageous to do so. The absence of liquidity generally would also make it more difficult for the Fund to ascertain a market value for such instruments.

Derivatives contracts that are privately negotiated in the OTC market (such as forwards and certain swaps), are particularly susceptible to counterparty risk, meaning that contract performance depends on the counterparty to the contract satisfying the contract's obligations, including making payments owed to a Fund. If the financial condition of the counterparty declines, or if the counterparty is otherwise unable or unwilling to perform the contract, a Fund may not receive such payments or such payments may be delayed, and the value of the contract would likely decline, potentially resulting in losses to a Fund. OTC contracts may require a Fund to make periodic payments, thereby acting as leverage. Standardized, exchange-traded derivatives are less subject to counterparty risk but are subject to the credit risk of the exchange itself or the related clearing broker and the ability of the exchange or broker to perform any required obligations. Central clearing is intended to reduce counterparty credit risk and to increase liquidity but does not make derivatives risk free.

Guardian Variable Products Trust Prospectus 131

Derivatives transactions also are subject to legal risk, including risk of insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

Participation in derivatives transactions requires specialized skills, which may be different from those needed for other types of transactions, and derivatives may not perform as expected by a Subadviser. For example, if a Subadviser incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, a Fund might have been in a better position if the Fund had not entered into such derivative transaction. To the extent derivatives are used for hedging purposes, a Fund would be subject to the risk that the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, derivatives are subject to extensive, nascent, and changing government regulation, which may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. For example, under the SEC rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies, funds must trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a limit on notional derivatives exposure as a limited derivatives user or subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to invest in derivatives, short sales, reverse repurchase agreements and similar financing transactions, limit the Funds' ability to employ certain strategies that use these instruments and/or adversely affect a Fund's performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of a Fund's investments and cost of doing business, which could adversely affect investors.

Forwards and Futures Contracts Risk. Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Forward contracts, unlike exchange-traded futures contracts, are privately negotiated and, thus, are particularly subject to counterparty risk. A Fund's ability to close out of a forward or futures contract position is dependent on the liquidity of the forward or futures market. These contracts are subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract or the asset held by the Fund being hedged and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited. Forwards and futures contracts may be used to attempt to reduce fluctuations in the value of the asset or currency by allowing a Fund to establish a fixed price (for an asset) or a fixed rate of exchange (for a currency) at a future point in time. However, when used for this purpose, these contracts can have the effect of minimizing opportunities for gain or incurring a loss for a Fund.

Options Risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. A purchased option may subject a Fund to the risk of losing the premium it paid to purchase the option if the option were allowed to expire without being sold or exercised or if the price of the underlying security or other asset decreases or remains the same (for a call option) or increases or remains the same (for a put option). A sold option exposes a Fund to the significant risks of adverse price movements, notably if the price of the underlying asset decreases or remains the same (for a put option) or increases or remains the same (for a call option). Options are subject to the risk of imperfect correlation between the change in market value of the underlying asset and the option, which may cause a given transaction to fail to achieve its objective. In addition, the effectiveness of options is subject to a Subadviser's ability to predict correctly future price fluctuations. In addition to the risks generally applicable to derivatives, the prices of options can be highly volatile and the Fund's use of options can lower total returns and may affect the Fund's portfolio turnover rate and the amount of brokerage commissions paid by the Fund. Options can be subject to liquidity risk and selling options can subject a Fund to leverage.

Swaps Risk. Swap agreements are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Swaps may be standardized and exchange-traded or traded OTC. Swaps may involve the exchange of a wide array of returns, including, but not limited to, the returns on foreign currency investments, on a "basket" of securities representing a certain index or benchmark, or those of specific interest rates. Although centrally cleared and exchange-traded swaps may be exposed to decreased counterparty risk and increased liquidity compared to swaps that are privately negotiated, central clearing does not eliminate these risks. Additionally, the Commodity Futures Trading Commission and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on swaps, which may result in a Fund and its counterparties posting higher margin amounts for

132 Prospectus Guardian Variable Products Trust

swaps. Swaps are generally subject to heightened liquidity and valuation and credit risk and the risk of losses if the underlying asset or reference does not perform as anticipated.

Dividend-Paying Stock Risk. A Fund's strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies are not required to continue to pay dividends on these stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. Changes in the dividend policies of companies and capital resources available for these companies' dividend payments may adversely affect the Fund. Depending upon market conditions, dividend-paying stocks that meet the Fund's investment criteria (as described in the Fund's principal investment strategies) or dividend-paying stocks generally may not be widely available and/or may be highly concentrated in only a few market sectors. These circumstances may result from issuer-specific events, adverse economic or market developments, or legislative or regulatory changes or other developments that limit an issuer's ability to declare and pay dividends, which would affect the Fund's performance and ability to generate income.

Emerging Markets Risk. The risks of foreign investments are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. The risks of investing in emerging markets are elevated under adverse market conditions. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, recordkeeping and financial reporting standards and requirements comparable to those to which companies in developed countries are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging market countries may also face other significant internal or external risks, such as the risk of war, macroeconomic, geopolitical, global health conditions, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets. Such government participation or other intervention may impair investment and economic growth or otherwise adversely affect a Fund's investments in these countries or regions. National policies (including sanctions programs) that may limit a Fund's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. As a result of these legal structures and limitations, a Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors. Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the United States and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In addition, trade disputes and changes in tariffs may affect investor and consumer confidence and adversely affect financial markets and the broader economy, perhaps suddenly and to a significant degree. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact on the Fund is difficult to predict. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries), and, as a result, a Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.

Guardian Variable Products Trust Prospectus 133

Environmental, Social and Governance (ESG) Considerations Risk. The ESG considerations assessed as part of a research process to implement a Fund's investment strategy in pursuit of its investment objective may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The incorporation of ESG factors may affect a Fund's exposure to certain issuers or industries and may not work as intended. To the extent a Subadviser may give consideration to certain ESG factors when evaluating an investment opportunity, it may impact a Fund's performance and there is no guarantee that the consideration of ESG factors will result in better performance. ESG information and data may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors deemed by the Subadviser to be relevant to a particular investment. Investing on the basis of ESG factors is qualitative and subjective by nature and there is no guarantee that the ESG criteria utilized will reflect the beliefs or values of any particular investor. The consideration of ESG criteria may adversely affect a Fund's performance.

Equity Securities Risk. Stock markets are volatile and an investment in equity securities is generally more volatile than an investment in a fixed-income investment. The value of equity securities may change rapidly and unpredictably in response to many factors, including real or perceived changes in an issuer's historical and prospective earnings, the value of its assets, general economic conditions, interest rates, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. A Fund may invest in either common or preferred stock, each of which carries different levels of risk. Common stocks generally represent the riskiest investment in an issuer and preferred stocks generally rank junior to an issuer's debt with respect to dividends, which the issuer may or may not declare. In addition, preferred stock may be subject to factors affecting equity and fixed-income securities, including changes in interest rates and an issuer's credit. The value of preferred stock tends to vary more with fluctuations in the underlying common stock than with changes in interest rates. The Fund's investments in preferred stock may lose value if dividends are not paid. Generally, preferred stock does not carry voting rights. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.

Rights and warrants provide the option to purchase equity securities at a specific price during a specific period of time. The value of a warrant or right does not necessarily change with the value of the underlying securities and a Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant's or right's expiration date. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Foreign Investment and Currency Risk. Investments in securities of foreign issuers and securities of companies with significant foreign exposure, including securities denominated in foreign currencies, may involve additional risks relating to market, economic, political, geopolitical (including war or armed conflict) regulatory, or other conditions relative to investments in U.S. companies or companies with predominant exposure to the U.S. market. These risks are heightened in market conditions where global tension is rising. Geopolitical developments in certain countries in which a Fund may invest have caused, or may in the future cause, significant volatility or potential loss in financial markets. Geopolitical developments, including ongoing conflict in Europe, could negatively impact the value of a Fund's investments. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other similar measures (such as trade barriers) by the United States or other governments and supranational organizations. The severity and type of sanctions and other trade restrictive measures, including retaliatory actions such as counter-sanctions, that may be imposed could vary broadly and their impact is impossible to predict. The imposition of such measures could, among other things, cause a decline in the value and liquidity of securities issued by the sanctioned country or companies that are located in or economically tied to the sanctioned country, devaluation of currency, and increased market volatility both in the sanctioned country and throughout the world. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact a Fund's liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advance notice. There may also be difficulty in invoking legal protections across borders and a Fund's legal recourse (such as limits on rights and remedies available to a Fund or impediments to bringing litigation or enforcing judgments) may be limited. For example, even in instances when an investment is backed by the full faith and credit of a foreign government, it may be difficult for a Fund to pursue its rights against the foreign government. Foreign markets are generally smaller and less liquid than developed markets, which can cause difficulties in transacting in and valuing securities as well as the potential for relatively small transactions

134 Prospectus Guardian Variable Products Trust

in certain securities to have a disproportionately large effect on the price and supply of securities. In addition, special tax considerations could apply to foreign investments.

If the U.S. or an international organization imposes economic sanctions against a foreign government or issuers, a Fund's investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the Fund. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes as well as higher transaction costs. These factors can make foreign investments particularly volatile and illiquid and may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. In addition, foreign markets can react differently to market, economic, political, regulatory, geopolitical, or other conditions than the U.S. market. As markets and economies throughout the world become increasingly interconnected, conditions or events in one market, country or region may adversely impact investments or issuers in other markets, countries or regions. In addition, foreign investments may be subject to the risks associated with changes in global or regional trade, economic, tax or other similar policies.

Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. Additionally, to the extent that the underlying securities held by a Fund trade on foreign exchanges or in foreign markets that may be closed when the U.S. markets are open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., the Fund's quote from the closed foreign market). Exchange rate movements can be significant over short periods for a number of reasons and can persist for prolonged periods of time, and may adversely affect the value of a Fund's investments. Funds that may hold short currency positions may be exposed to the risks of adverse price movements associated with all short sales. Certain countries aim to fix or peg the exchange rates of their currencies against other countries' currencies (the reference currency), rather than allowing them to fluctuate purely based on market forces. A pegged currency typically has a very narrow band of fluctuation (or a completely fixed rate) against the value of its reference currency and so may experience sudden and significant decline in value if the reference currency does. A country also may manage its currency exchange, establishing either minimum or maximum exchange rates against its reference currency. There is no guarantee that these currency controls will remain in place, and sudden changes to a currency control regime may result in a Fund incurring large losses from sudden and extreme exchange rates movements, which may adversely impact a Fund's returns.

Geographic Focus Risk. Focusing the investments of a Fund in issuers located in a single country, limited number of countries, or particular geographic region, will subject the Fund, to a greater extent than if investments were less focused, to risk that economic, political, social, or other conditions in such countries or regions will have an adverse impact on the Fund's performance. Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, economic, political, regulatory, geopolitical and other conditions. Such concentration may expose the Fund to greater volatility than a less geographically concentrated portfolio.

High-Yield Fixed-Income Investment Risk. High-yield fixed-income or debt investments (which may also be known as "junk bonds") are typically issued by companies that are highly leveraged, less creditworthy, or financially distressed, and are typically rated below investment grade by one or more rating agency and are considered speculative. These investments are considered primarily speculative in nature with respect to the issuer's continuing ability to make principal and interest payments, and are subject to greater risks than higher-rated fixed-income investments, particularly credit and liquidity and valuation risk. Junk bonds are often issued by smaller, less creditworthy companies or by highly levered companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. In addition, the market for high-yield fixed-income or debt investments may be thinner and less active than the market for higher-rated investments, and the prices of these investments may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. As a result, a Fund may be unable to sell such investments at an advantageous time or price. Accordingly, the performance of a Fund that invests in such securities and a shareholder's investment in a Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. The risks associated with high-yield fixed-income or debt investments are heightened during times of weakening economic conditions or changing interest rates. The high-yield market can experience sudden and sharp price swings attributable to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major market participants or investors, or a high-profile default. Credit spreads (i.e., the difference in yield between municipal bonds that is due to differences in their credit quality) may increase when the market believes that municipal

Guardian Variable Products Trust Prospectus 135

bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of a Fund's municipal bonds. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities, and corresponding reductions in market value will generally be greater for longer-maturity securities. High-yield municipal bonds generally are subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher quality bonds. If the issuer of a high-yield municipal bond defaults, a Fund may incur additional expenses in seeking recovery. Additionally, issuers of high yield securities may have the right to "call" or redeem the issuer prior to its maturity, which could result in a Fund having to reinvest in other high yield securities at lower interest rates or with other less favorable terms. This may be more likely during a declining interest rate environment. The high-yield municipal bonds in which a Fund may invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds, which may adversely affect the value of these investments.

Inflation Risk. A Fund's investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the assets adjusted for inflation) of assets or income from investments will be less in the future because inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund's assets can decline as can the value of the Fund's distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate.

Inflation-Linked Investments Risk. The value of inflation-linked fixed-income investments and inflation protected securities generally fluctuates in response to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). If nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation protected securities. Although the principal value of inflation protected securities declines in periods of deflation, holders at maturity typically receive no less than the par value of the bond. However, if a Fund purchases inflation protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, a Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period a Fund holds an inflation protected security, a Fund may earn less on the security than on a conventional bond. As a result, the market for such securities may be less developed or liquid, and more volatile, than the markets for certain other fixed-income investments. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-linked fixed-income investments may experience greater losses than other fixed-income investments with similar durations.

Initial Public Offering Risk. Securities offered in equity IPOs may be more volatile than other equity securities, may decline shortly in value after the IPO, and may have a magnified impact on performance if a Fund's asset base is relatively small. Securities in IPOs have no trading history, and information about the issuers may only be available for limited periods. The issuers in IPOs may operate in emerging industries. A Fund may hold securities purchased in IPOs for a short period of time, which may increase turnover and transaction costs. In addition, securities issued in IPOs may experience a significant decrease in value shortly after issuance if demand does not sufficiently support the offering. There can be no assurance that securities issued in IPOs will be available to a Fund in sufficient volume.

Interest Rate Risk. Fixed income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect a Fund's investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and a Fund's investments. Fixed income investments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of a bond price's sensitivity to a given change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if interest rates were to rise by one percentage point. However, duration may not accurately reflect the true interest rate sensitivity of investments held by a Fund and, in turn, the Fund's susceptibility to changes in interest rates. A Fund may be unable to hedge against changes in interest rates or may choose not to do so for cost or other reasons. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield on other less favorable terms, and therefore might not benefit from any increase in value as a result of declining interest rates (known as "call risk"). During periods of falling interest rates, issuers of debt securities or asset-backed securities may pay off debts more quickly or earlier than expected (known as "prepayment risk"), which could cause a Fund to be unable to recoup the full amount of its initial investment and/or cause a Fund to reinvest in lower-yielding securities, thereby reducing the Fund's yield or otherwise adversely impacting the Fund.

136 Prospectus Guardian Variable Products Trust

During periods of rising interest rates, issuers of debt securities may pay principal later or more slowly than expected, which may reduce the value of a Fund's investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested (known as "extension risk"). Other factors that may affect the value of debt securities include, but are not limited to, economic, political, public health, and other crises and responses by governments and companies to such crises. In addition, any hedges against interest rate changes may not work as intended.

Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. There is the risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. A Fund may be subject to heightened interest rate risk when the Federal Reserve raises interest rates, for example, during periods of higher inflation. Many factors can cause interest rates to change, such as central bank monetary policies, inflation rates, general economic conditions and expectations. Government actions (such as changes to interest rates) could have unintended economic and market consequences that may adversely affect a Fund and its investments. As a result of any changes in interest rates, a Fund may experience higher than normal redemptions and may be forced to sell investments during periods of reduced market liquidity at unfavorable prices in order to meet fund redemption obligations. In addition, regulations applicable to broker-dealers and changing business of market makers may result in these market participants restricting their activities, leading to reduced levels in the capacity of these market makers to engage in fixed-income trading and, as a result, reduced dealer inventories of fixed-income investments. Changes in fixed income or related market conditions, including the potential for changes to interest rates and negative interest rates, may expose fixed income or related markets to heightened volatility and reduced liquidity for Fund investments. As a result, certain fixed income and debt investments may be particularly subject to reduced liquidity and increased volatility. A Fund that invests in derivatives tied to fixed income or related markets may be more substantially exposed to these risks than a fund that does not invest in such derivatives.

Investing in China Risk. Investing in China comes with a higher degree of risk not typically associated with investing in other more established economies or securities markets. A Fund's investments in China may be impacted by the economic, political, diplomatic and social conditions within China. Investments in China may also be impacted by geopolitical developments such as China's posture regarding Hong Kong and Taiwan, international scrutiny of China's human rights record, and competition between the United States and China. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are deemed to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks and accounting standards or auditor oversight in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies. The economy of China is particularly vulnerable to the region's dependence on exports and international trade. The aforementioned geopolitical developments may trigger sanctions by governmental entities, the institution of tariffs, a significant reduction in international trade, the oversupply of certain goods, and other events that are difficult to predict and could have a negative impact on the Fund's performance, to include a loss incurred from a forced sale.

Investments in China are subject to the risk of confiscatory taxation, expropriation of assets, nationalization, frequent changes in the law, and imperfect information because companies in China may not be subject to the same financial reporting standards as U.S. companies. Chinese operating companies sometimes rely on variable interest entity ("VIE") structures to raise capital from non-Chinese investors. A China-based operating company may establish an entity (typically offshore) that enters into contracts with the Chinese company for the purpose of providing investors exposure to the Chinese operating company. The offshore entity then issues shares that are sold to the public, including non-Chinese investors (such as the Fund). These shares are not equity ownership interests in the Chinese operating company and the ability of the offshore entity to control the Chinese operating company is limited, which presents additional risks. Investments in VIE structures are subject to the same risk as investments in China. There are also additional risks unique to the VIE structure. For example, the Chinese government has not approved VIE structures and at any time without advance notice the Chinese government could determine that the contractual arrangements constituting part of the VIE structure are unenforceable or do not comply with applicable law or regulations. Additionally, there is uncertainty related to the Chinese taxation of VIE structures and the Chinese government may take positions that result in increased tax liability. There is a risk that China may impose new restrictions on the structures, either generally or with respect to specific industries, sectors or companies. Investments involving a VIE structure may also pose additional risks because such investments are made through a company whose interests in the underlying operating company are established through contract rather than through equity

Guardian Variable Products Trust Prospectus 137

ownership. If any of the risks materialize, the liquidity and value of these investments could be adversely affected and cause significant losses with no recourse available.

Recent developments in relations between the U.S., other trading partners and China have heightened concerns of restrictions on trade between the two countries. For example, the U.S. has imposed sanctions on senior Chinese officials and certain employees of Chinese technology companies, placed restrictions on U.S. investments in such companies, and significantly increased tariffs on Chinese imports. An increase in tariffs or trade restrictions (and threats thereof) could lead to a significant reduction in international trade, which could have a negative impact on China's export industry, Chinese issuers, the liquidity or price of a Fund's direct or indirect investments in China and, therefore, the Fund. In addition, the continuation or escalation of protectionist trade policies by one or more countries could lead to a decrease in demand for Chinese products and reduced flows of foreign capital to these economies.

Investment Style Risk. A Fund's investment style may shift in and out of favor for reasons including market and economic sentiment and conditions. A Fund may underperform other funds that pursue different investing styles or invest more broadly. "Growth" investing involves a focus on investing in companies that a Subadviser believes have the potential for above-average or rapid growth. The stock of growth companies may be subject to greater price volatility risk than "undervalued" companies because, among other things, they are particularly sensitive to investor perceptions regarding the issuer's growth potential. A smaller company with a promising product and/or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, the price of the companies' stocks may decline even if earnings increase. Additionally, many companies in certain market sectors are faster-growing companies with limited operating histories and greater business risks, and their potential profitability may be dependent on regulatory approval of their products or developments affecting those sectors, which could increase the volatility of these companies' securities prices and have an adverse impact upon the companies' future growth and profitability.

"Value" investing involves a focus on investing in companies that a Subadviser believes may be undervalued (i.e., the Subadviser considers the company's stock to be trading for less than its intrinsic value). However, the intrinsic value of a company is subjective, and a Subadviser's processes for determining value will vary. Value investing is subject to the risk that the market will not recognize a security's intrinsic value or that a stock considered to be undervalued may be appropriately priced.

Issuer Risk. The value of a security or investment may decline for reasons directly related to the issuer of the security or investment, such as management, performance, financial leverage, reduced demand for the issuer's goods or services, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, and corporate restructurings. In addition, political, regulatory, economic and other conditions may adversely affect an issuer. The price of securities of smaller, lesser-known issuers can be more volatile than the price of securities of larger issuers or the market in general. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. A change in an issuer's credit rating or perceived creditworthiness or financial condition may also adversely affect the value of the issuer's securities.

Large-Capitalization Company Risk. Large-capitalization companies may have more stable prices than small- or mid-capitalization companies, but still are subject to equity securities risk. These companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies and may underperform other segments of the market. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations, particularly during periods of economic expansion. Although large-capitalization companies may provide relative stability and low volatility, the Fund's value may not rise as much as the value of funds that focus on companies with smaller market capitalizations.

Leverage Risk. The use of derivatives (such as swaps, futures and options), reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of a Fund. The net asset value of a Fund employing leverage will be more volatile and sensitive to market movements than if it had not been leveraged.

Liquidity and Valuation Risk. Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which a Fund has valued the securities or other investments. A Fund may invest in illiquid investments or securities that become illiquid after purchase, or an investment may be subject to a restriction on resale. Certain securities and other investments may be less liquid than others and certain investments may become less liquid or illiquid in response to adverse market developments, economic distress, negative investor perceptions, a drop in

138 Prospectus Guardian Variable Products Trust

overall market trading volume, an inability to find a willing buyer, legal restrictions on the securities' resale, or when prices of securities are negatively impacted by rapid or unexpected changes in interest rates. As a result, a Fund's investments may be difficult to sell at a favorable time or price. To meet redemption requests or otherwise raise cash for investment purposes, a Fund may be forced to sell large amounts of investments at a disadvantageous time and/or price, which could adversely affect the Fund. The risk of loss may increase depending in the size and frequency of redemption requests, the general market conditions at the time of the sale, and the extent of redemptions across other funds with similar investment strategies or holdings.

The liquidity of an investment may deteriorate over time or suddenly and unexpectedly, and the Fund's fixed-income and debt investments may experience reduced liquidity and increased volatility as a result of the lack of an active market or limited dealer market-making capacity. Liquidity risk may be magnified during periods of changing interest rates, significant shareholder redemptions, or market turmoil. Certain investments, including thinly-traded securities (generally defined as securities for which there is little or no trading in the secondary market), foreign investments, and securities that are subject to sale restrictions, are particularly susceptible to liquidity and valuation risk. As a result, a Fund potentially will be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests, or other reasons, unless it sells other portfolio investments under unfavorable conditions. At times, all or a large portion of segments of the financial market may not have active trading. A Fund's ability to sell an investment under favorable conditions may be adversely affected by other market participants selling the same or similar investments, among other factors. In addition, the liquidity of any Fund investment may change significantly over time as a result of market, economic, trading, issuer-specific and other factors. Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve and economic conditions will stabilize. Liquidity of financial markets may also be affected by government intervention and political, social, health, economic or market developments. During period of market stress, a Fund's assets could potentially experience significant levels of illiquidity. Liquidity and valuation risks are heightened in a changing interest rate environment, particularly for fixed-income and other debt instruments.

Less liquidity means that more subjectivity may be used in establishing the value of the securities or other investments. During periods of reduced market liquidity, in the absence of readily available market quotations, or for securities that trade infrequently or are thinly traded, the Manager may experience difficulty in assigning an accurate daily value to these investments. As a result, the Manager may be required to fair value the investments pursuant to procedures adopted by the Board. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of an investment's fair value in accordance with the Funds' valuation procedures will in fact approximate the price at which a Fund could sell that investment at that time or that data obtained from third parties believed to be reliable will be accurate. As a result, investors who purchase or redeem shares of a Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. A Fund that holds a significant percentage of fair valued securities may be particularly susceptible to the risks associated with fair valuation. For additional information about fair valuation determinations, see "Determination of Net Asset Value." The Funds' shareholder reports will contain information about the Funds' holdings that are fair valued, including values of these holdings as of the dates of the reports. Investors should consider consulting these reports for more detailed information.

Loan Risk. Investments in loans are particularly subject to, among other risks, credit risk, interest rate risk, prepayment risk, extension risk, and counterparty risk. The secondary market for loans is limited and, thus, a Fund's ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition to limited liquidity, infrequent trading results in limited transparency for pricing purposes and wide bid/ask spreads. As a result, a Fund's investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income investments of similar credit quality and/or maturity.

Investments or transactions in loans often are subject to long settlement periods (often longer than seven days), and often require consent from the borrowers and/or an agent acting for the lenders which may limit the Fund's ability to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. As a result, a Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, or taking other measures to raise cash to meet redemption obligations or pursue other investment opportunities. These other measures may result in increased costs to the Fund and may not always be adequate.

Loans often are rated below investment-grade and may be unrated and subject the Fund to the risk that the value of the collateral for the loan may be insufficient to lower the borrower's obligations should the borrower fail to make payments

Guardian Variable Products Trust Prospectus 139

or become insolvent. In addition, the collateral may be difficult to liquidate, decline in value, or be insufficient or unavailable to satisfy a borrower's obligation. As a result, the Fund may not receive money or payment to which it is entitled under the loan. A loan may not be fully collateralized (and may be uncollateralized), which may increase the risk associated with the investment. In addition, loans that have a lower priority for repayment in a borrower's capital structure may involve a higher degree of overall risk and be subject to greater price and payment volatility than more senior loans of the same borrower. For example, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower's obligations to the first lien secured lenders, and the remaining collateral may be insufficient to cover the full amount owed on the loan in which the Fund has an interest.

Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants (if any) more difficult for the Fund, as legal action may have to go through the issuer of the participations. Investments in loans that lack or possess fewer or contingent contractual restrictive covenants are particularly susceptible to the risks associated with these investments. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Investments in loans are subject to the risk that a court may subordinate a Fund's interest to other creditors or take other actions detrimental to the Fund, including limiting the remedies or collateral available to the Fund under bankruptcy or insolvency laws or invalidating the loan, the lien on any collateral or the priority status of the loan. In addition, to the extent a Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund's investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.

Bankruptcy or other court proceedings may delay, limit or negate a Fund's ability to collect payments on its loan investments or otherwise adversely affect a Fund's rights in collateral relating to the loan and a Fund may need to retain legal counsel or other advisors to help in seeking to enforce its rights. In addition, if a Fund holds certain loans, the Fund may be required to exercise its rights collectively with other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the Fund's investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.

Investments in loans typically are in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. Investors in a loan participation may participate in such syndications, or buy part of a loan, becoming a part lender. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. A Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest as a result of adverse developments relating to the lead lender of a lending syndicate. In addition, a Fund may not be able to control the exercise of remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. In purchasing an assignment, a Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, a Fund could become part owner of any collateral, and would bear the risks and liabilities associated with owning and disposing of the collateral.

Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of a Fund to sell the interests at an advantageous time or price.

An increase in the demand for loans may provide improved liquidity and resale prices but it may also adversely affect the rate of interest payable on loans and the rights provided to lenders or buyers, such as the Fund, and increase the price of loans in the secondary market. A decrease in the demand for loans, and instances of broader market events (such as turmoil in the loan market or significant sales of loans) may adversely affect the liquidity and value of loans in a Fund's portfolio.

A loan may also be in the form of a bridge loan, which is designed to provide temporary or "bridge" financing to a borrower, pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

To the extent the Manager or Subadviser (as applicable) or portfolio manager possess material non-public information about an issuer as a result of a Fund's investment in loans, the Fund may be unable to purchase or sell securities or other investments issued by the borrower at an advantageous time or price. As a result, the Fund may be adversely affected. In

140 Prospectus Guardian Variable Products Trust

addition, loans and other similar investments may not be considered "securities" and, as a result, a Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and/or direct claims.

Certain Funds may invest in floating rate loans and other similar debt obligations that are sometimes referred to as "covenant-lite" loans or obligations ("covenant-lite obligations"), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These covenants are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower's operations or assets and by providing certain information and consent rights to lenders. Exposure to these obligations may also be obtained through investment in securitization vehicles and other structured products.

Covenant-lite obligations generally allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar obligations that are not covenant-lite. In addition, a Fund may receive less or less frequent financial reporting from a borrower under a covenant-lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower's financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. Accordingly, a Fund may have more limited access to financial information and more limited rights to restrict a borrower's activities and operations under a covenant-lite investment, including fewer protections against the possibility of default and fewer indications of a prospective default. As a result, the Fund may experience greater difficulty enforcing its rights on its holdings of certain covenant-lite loans than its holdings of loans or securities with more traditional financial covenants, which may result in losses to the Fund.

Market Risk. The market value of the Fund's investments may go up or down sharply and unpredictably in response to the prospects of individual companies, particular sectors or industries, or governments and/or general economic conditions throughout the U.S. and the world. The value of an investment may decline because of general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, governmental or quasi-governmental actions and other similar events. The market value of securities in which a Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Such changes may be rapid and unpredictable. During a general downturn in the securities or other markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other investments in which a Fund invests, and it may be difficult to the Manager or Subadviser (as applicable) to identify favorable investment opportunities and find market liquidity for Fund investments. These market events may continue for prolonged periods, particularly if they are unprecedented, unforeseen or widespread events or conditions.

In addition, geopolitical and other events in the financial markets and economy may lead to increased market volatility and instability in world economies and markets generally and may have adverse effects on the performance of the Fund and its investments. For example, a decline in the value and liquidity of securities held by a Fund, (including traditionally liquid securities), unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses may adversely affect a Fund. In addition, the increasing interconnectivity between global economies and markets increases the likelihood that events or conditions in one region, sector, industry, market or with respect to one company may adversely impact issuers in a different country, region, sector, industry, or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries and adversely impact a Fund's investments. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Additional and/or prolonged geopolitical or other events may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Political and diplomatic events within the United States and abroad, such as the U.S. budget, supply chain disruptions, inflation, and trade tensions, have in the past resulted in, and may in the future result, in developments that present additional risks to the Fund's investments and operations. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. Future

Guardian Variable Products Trust Prospectus 141

market or regulatory events may impact a Fund in unforeseen ways, causing the Fund to modify its existing investment strategies or techniques.

In general, the securities or other instruments in which the Manager or Subadviser (as applicable) believes represent an attractive investment opportunity or in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, a Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in an investment vehicle. The Manager or Subadviser could be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of domestic or global market or other disruptions.

In addition, because of ongoing regional armed conflict in Europe, Russia has been the subject of economic sanctions imposed by countries throughout the world, including the United States. Such sanctions have included, among other things, freezing the assets of particular entities and persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by Russia or companies located in or economically tied to Russia, downgrades in the credit ratings of Russian securities or those of companies located in or economically tied to Russia, devaluation of Russia's currency, and increased market volatility and disruption in Russia and throughout the world. Sanctions and other similar measures, including banning Russia from global payments systems that facilitate cross-border payments, could limit or prevent the Fund from buying and selling securities (in Russia and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund's liquidity and performance. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may negatively impact the global economy. In some cases, as a result of economic sanctions and other similar governmental actions or developments, a Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or unfavorable prices. A Fund also may experience difficulty in obtaining and/or enforcing judgments in Russia.

Market Capitalization Risk. To the extent a Fund may invest in companies of any market capitalization, the Fund will be subject to the risks associated with the applicable market capitalization. At times, companies of any particular market capitalizations may be out of favor with investors or the broader financial market. When a Fund focuses its investments in a particular market capitalization, the Fund will be more susceptible to the risks associated with that market capitalization.

Generally, the prices of securities of small- and mid-capitalization companies are less stable than the prices of securities of large-capitalization companies and may present greater risks. Compared to large-capitalization companies, small- and mid-capitalization companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-capitalization companies often are more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns. However, large capitalization companies as a group may fall out of favor with the market, causing the Fund to underperform funds that focus on smaller companies, and large-capitalization companies may be less responsive to changes and opportunities than small- and mid-capitalization companies.

Master Limited Partnerships Risk. Master Limited Partnerships ("MLPs") generally are limited partnerships or limited liability companies and typically are taxable as partnerships. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These investments also entail risks related to fluctuations in the energy sector, including energy price volatility and decreases in supply of or demand for energy commodities, as well as unique tax consequences resulting from the partnership structure and various other risks, including limited control and voting rights and potential conflicts of interest. In addition, MLPs may experience limited trading volumes and, thus, may be relatively illiquid or volatile at times. As a result, a Fund may not be able to sell interests in MLPs when it would be most advantageous to the Fund, which may restrict the Fund's ability to take advantage of other investment opportunities. MLPs are generally considered to be sensitive to interest rates and may not provide attractive returns during periods of interest rate volatility. Additionally, investments in MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights, except with respect to extraordinary transactions; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation.

142 Prospectus Guardian Variable Products Trust

To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund's adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require a Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. In addition, a portion of any gain or loss recognized by a Fund on a sale of an MLP equity security (or by an MLP on a sale of an underlying asset) may be separately computed and treated as ordinary income or loss under the Internal Revenue Code of 1986, as amended (the "Code") to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other "unrealized receivables" or "inventory items" under the Code. Any such gain may exceed net taxable gain realized on the sale and will be recognized even if there is a net taxable loss on the sale. The Fund's net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a sale of an MLP equity security (or on an MLP's sale of an underlying asset) and would not be able to use the capital loss to offset that gain. Moreover, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which could result in a reduction of the value of a Fund's investment in the MLP and lower income to the Fund.

MLPs also may expose a Fund to the risks associated with investments in energy companies, including fluctuations in the prices of energy commodities, the highly cyclical nature of the energy sector, a sustained decline in demand for energy commodities, extreme weather conditions, and construction risk, development risk, acquisition risk or other risks arising from their strategies to expand operations. In addition, technology development efforts by energy companies may not result in viable methods or products.

Mid-Capitalization Company Risk. Mid-capitalization companies may be riskier, subject to greater price volatility risk and wider price fluctuations and more vulnerable to economic, market, and industry changes than large-capitalization companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity, and more speculative prospects for future growth, sustained earnings, or market share than large-capitalization companies, and therefore may be more sensitive to economic, market, and industry changes. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. As a result, their performance can be more volatile and they face greater risk of business failure. Securities of mid-capitalization companies may trade less frequently and in lower volumes than securities of large-capitalization companies, thereby making it difficult to sell a mid-capitalization position at an acceptable time and price. In addition, mid-capitalization companies typically reinvest a high proportion of their earnings in their business and, thus, they may not pay dividends for some time.

Money Market Instruments Risk. The value of a money market instrument typically will decline during periods of rising interest rates and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as changes in the financial condition of the issuer or borrower, specific market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for money market instruments.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities represent interests in "pools" of mortgages or other assets, such as consumer loans. The payment of principal and interests and the price of a mortgage-backed security generally depend on the cash flows generated by the underlying (adjustable and fixed-rate) mortgages and the terms of the mortgage-backed securities. Investments in asset-backed securities may be subject to many of the same risks that are applicable to investments in securities generally, including currency risk, geographic emphasis risk, high yield and unrated securities risk, leverage risk, prepayment and extension risk, regulatory risk and liquidity and valuation risk. Investments in asset-backed securities, including mortgage-backed securities, entail additional risks relating to the underlying pools of assets, including credit risk (particularly mortgage-backed securities not subject to a government guarantee), default risk and prepayment risk of the underlying pool or individual assets represented in the pool as well as risks associated with servicing of those assets. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. Such risks may be heightened during periods of rising interest rates. The terms of many structured finance investments and other instruments are tied to the Secured Overnight Funding Rate ("SOFR"), which functions as a

Guardian Variable Products Trust Prospectus 143

reference rate or benchmark. Asset-backed securities are issued by legal entities that are sponsored by commercial banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such asset-backed securities. Investors in asset-backed securities receive payments that are part interest and part return of principal or certain asset-backed securities may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors.

With respect to a mortgage loan backing mortgage-backed securities, when an underlying obligor, such as a homeowner, makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. In addition to prepayments, the underlying assets owned by an asset-backed securities issuer are subject to the risk of defaults, and both defaults and prepayments may shorten the securities' weighted average life and may lower their return, which may adversely affect a Fund's investment in the asset-backed securities. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed and other asset-backed securities, making them more sensitive to changes in interest rates. The risk of default on mortgage-backed securities increases when the securities expose a Fund to subprime loans and mortgages, and these securities may be particularly susceptible to adverse events in the housing market. The value of asset-backed securities held by a Fund also may change because of actual or perceived changes in the creditworthiness of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities.

Investments in commercial mortgage-backed securities ("CMBS") are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans. CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk. The values of, and income generated by, CMBS may be adversely affected by changing interest rates and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to convert properties for other uses. These developments could result from, among other things, changing tastes and preferences (such as remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. The occurrence of any of the foregoing developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments. These developments could also result in reduced liquidity for CMBS. Residential mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect the Fund's holdings of mortgage-backed securities. Investments in non-agency residential mortgage-backed securities are subject to increased interest rate risk and other risks, such as credit and liquidity and valuation risks.

Additional risks relating to investments in asset-backed securities may arise because of the type of asset-backed securities in which a Fund invests, defined by the assets collateralizing the asset-backed securities. For example, mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect a Fund's holdings of mortgage-backed securities. A Fund's investments in these securities may be subject to heightened interest rate risk. These securities are also subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. In addition, collateralized mortgage obligations may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities, and may be more volatile or less liquid than other mortgage-backed securities.

Asset-backed securities present credit risks that are unique from mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, certain asset-backed securities have only a subordinated claim or security interest in collateral. In the event that the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that a Fund will be

144 Prospectus Guardian Variable Products Trust

unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may be unavailable to support payments on the securities, thereby causing the Fund to suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. There is no guarantee that private guarantors, or insurers of an asset-backed security, if any, will meet their obligations.

Further, credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which a Fund may invest. Although the impact of these requirements is uncertain, certain additional costs may be passed to a Fund and the Fund's investments in asset-backed securities may be adversely affected. Many of the other changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") or foreign regulatory developments could materially impact the value of the Fund's assets, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund's performance.

A mortgage dollar roll transaction involves a sale by a Fund of a mortgage-backed security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to the securities initially sold by the Fund to the counterparty. These transactions are typically used for short term financing. The transactions involve the risk that the market price of mortgage-backed securities in a mortgage dollar roll transaction decline below the agreed-upon future repurchase price. Conversely, the market value of the securities subject to a Fund's forward sale commitment may increase above the exercise price of the forward commitment. Dollar rolls (and when-issued, delayed delivery and to-be-announced transactions) are speculative techniques that may result in leverage and increased volatility. These transactions may also increase risk associated with volatility and losses and are subject to counterparty risk. In addition, investment in mortgage dollar rolls may significantly increase the Fund's portfolio turnover rate.

When a Fund purchases a security on a when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. The market value of a security issued on a when-issued or delayed-delivery basis may decline before the delivery date, which may adversely impact the Fund. There is also the risk that a party fails to deliver the security on time or at all or otherwise perform its obligations with respect to the transaction, which could cause the Fund to miss a favorable price or yield opportunity. As with mortgage dollar roll transactions, when a Fund has sold a security on a when-issued or delayed-delivery basis, the Fund does not participate in future gains or losses with respect to the security and is not entitled to receive interest or principal payments on the security sold. Additionally, a Fund will incur a loss if the security's price appreciates in value such that the security's price is above the agreed-upon price on the settlement date.

To-be-announced securities are commitments to purchase mortgage-backed securities for a fixed price at a future date where, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Similar to securities purchased on a when-issued or delayed-delivery basis, to-be-announced securities involve the risks that the counterparty may not deliver the security as promised or that the value of the security may decline prior to when the Fund receives the security. A Fund will lose money if the value of the to-be-announced security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery.

Municipal Obligations Risk. A Fund could lose money if an issuer, including a governmental issuer, is unable or unwilling, or is perceived (by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal obligations. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Further, municipal securities may be susceptible to litigation, actual or perceived periods of economic stress, or changes in social conditions, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, locality or U.S. territory or possession. In addition, the financial condition of an individual municipal issuer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact a Fund's net asset value.

Guardian Variable Products Trust Prospectus 145

The effects of geopolitical events, environmental matters and other public health issues have impacted tax and other revenues of municipalities and other issuers of municipal securities and the financial conditions of such issuers. As a result, there is an increased budgetary and financial pressure on municipalities and heightened risk of default or other adverse credit or similar events for issuers of municipal securities, which would adversely impact a Fund's investments.

To the extent that a Fund invests in municipal securities from a given state or geographic region, the Fund could be affected by local, state and regional factors. Because many municipal securities are issued to finance similar projects (especially those relating to education, health care, utilities and transportation), conditions in those sectors can affect the overall municipal market. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole.

Municipal securities also trade rarely and their valuations may be based on assumptions or unobservable inputs. They can be difficult to liquidate quickly and transaction prices in stressed environments may ultimately be less than their valuations, which will hurt a Fund's performance. A Fund may not be able to buy or sell municipal securities at favorable prices because the secondary market for municipal securities may be less well developed or less liquid than many other securities markets.

Non-Diversified Fund Risk. A Fund that is non-diversified may invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a diversified fund. Because a non-diversified Fund may invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund, the investment return of a non-diversified fund typically is more dependent upon the performance of a smaller number of issuers or any one issuer than a diversified fund. A non-diversified fund is therefore more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund and may be more susceptible to greater losses.

Other Investment Companies Risk. A Fund may invest in investment companies (such as mutual funds, closed-end funds and ETFs) for, among other reasons, obtaining exposure to segments of the markets represented by another fund, at times when the Fund might not be able to buy the particular type of securities directly. A Fund may invest in investment companies advised by the Manager or a Subadviser (or their affiliates). The Fund and its shareholders will incur a pro rata share of the expenses of the investment companies in which the Fund invests, such as investment advisory and other management expenses, and the operating expenses of these investment companies. In addition, the Fund will be subject to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or some or all of the portfolio could become illiquid. The investment companies or other investment vehicles in which the Fund invests may be owned by a small number of shareholders or one or more large shareholders and thus also would be subject to the risk of large and rapid shareholder redemptions, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Fund. Shares of investment companies that trade on an exchange may trade at a discount or premium from their net asset value.

An underlying investment company may buy the same securities that another underlying investment company sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment companies may hold common portfolio positions, thereby reducing the benefits of portfolio diversification. The underlying investment companies may engage in investment strategies or invest in specific investments in which the Fund would not engage or invest directly. The performance of those underlying investment companies, in turn, depends upon the performance of the securities in which they invest.

An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, an investment in an ETF may be subject to additional risks, including: the ETF's shares may trade at a discount or premium relative to the net asset value of the shares; the listing exchange may halt trading of the ETF's shares; the ETF may fail to correctly track the referenced asset (if any); and the ETF may hold troubled securities in the referenced index or basket of investments. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Portfolio Turnover Risk. Portfolio turnover is not a principal consideration in investment decisions for a Fund, and the Fund is not subject to any limit on the frequency with which portfolio securities may be purchased or sold. Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, dealer mark-ups and bid/asked spreads and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the Fund's Total Annual Fund Operating Expenses set forth under "Fees and Expenses" but do have the effect of reducing the Fund's investment return.

Regulatory Risk. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments, and limit the Fund's ability to achieve its investment

146 Prospectus Guardian Variable Products Trust

objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing a Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund's investment practices. Certain regulatory authorities may also prohibit or restrict the ability of a Fund to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, a Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

In addition, legislation or regulation may change the way in which a Fund is managed. Neither the Manager nor a Subadviser can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a Fund's ability to achieve its investment objective. A Fund's activities may be limited or restricted because of laws and regulations applicable to the Manager, a Subadviser or the Fund.

Repurchase Agreements Risk. Repurchase agreements entail a Fund's purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight although the term of such agreement may extend over a number of months (up to one year) from the date of delivery. The repurchase price is in excess of a Fund's purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement. If the party agreeing to repurchase the securities defaults and/or if the value of the underlying securities held by a Fund falls below the repurchase price, a loss could be incurred. A Fund also might incur disposition costs in connection with liquidating the securities. Repurchase agreements will be entered into only where the underlying security is a type of security in which the Fund may invest.

Rule 144A Securities Risk. A Fund may invest in certain securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws, including restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the Securities Act of 1933 (the "1933 Act) ("Rule 144A securities"). The resale limitations on these types of securities may affect their liquidity because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer. Thus, it may be difficult for a Fund to dispose of Rule 144A securities at a favorable time and under favorable conditions.

Sector Risk. The performance of a Fund that focuses its investments or exposure in a particular sector (which is broader than an industry), will be more sensitive to developments or price movements affecting issuers in that sector than a more broadly invested fund. Individual sectors may rise and fall more than the broader market. The prices of securities of issuers in a particular sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that sector more than others. In addition, issuers within a sector may all react in a similar manner to economic, political, regulatory or other events. For more information on a Fund's sector holdings, please refer to its report filed on Form N-CSR, when available.

Small-Capitalization Company Risk. Securities of small-capitalization companies may be riskier, more speculative, more susceptible to liquidity and valuation risk and more vulnerable to economic, market and industry changes than mid- or large-capitalization companies. Small-capitalization companies may have fewer financial resources, limited product lines and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key personnel, and may underperform other segments of the equity market or the equity market as a whole. A Subadviser or portfolio manager may experience difficulty obtaining reliable information on small-capitalization companies because they tend to be less well known, often do not have significant ownership by large investors and typically are followed by relatively few securities analysts. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than mid-or large-capitalization companies. In addition, a small-capitalization company may be more susceptible to the underperformance of the sector in which it belongs and less capable of withstanding adverse financial or other events affecting the company. It may be difficult or impossible to sell securities of small-capitalization companies at a favorable time and price because of the potentially greater spreads between their bid and ask prices. These securities often trade in OTC markets or on a regional

Guardian Variable Products Trust Prospectus 147

securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies. The price of these securities may also be particularly volatile.

Sovereign Debt Risk. The debt securities issued by sovereign entities may decline in value as a result of default or other adverse credit event attributable to a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner or at all, which may be affected by a variety of factors, including its borrowing rates (which may increase in the market environments where interest rates are rising), cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or pay interest when due may result in the cancellation of third party commitments to lend funds to or otherwise financially support the sovereign debtor, which may further impair the debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. The risk of loss to a Fund in the event of a sovereign debt default or other adverse credit event is heightened by the potential lack of any formal recourse to enforce its rights as a holder of the sovereign debt and the Fund may need to pursue a claim in the courts of the defaulting party. Furthermore, restructurings of sovereign debt may result in a loss in value of the Fund's sovereign debt holdings. Periods of economic and political uncertainty in a country or region may cause reduced liquidity in sovereign debt of the issuer or issuers in the region and may result in increased price volatility for the sovereign debt. In addition, the issuer of sovereign debt may be unable or unwilling to repay due to the imposition of international sanctions and other similar measures. Sovereign debt risk is increased for emerging market issuers.

Special Situations Risk. Investing in companies undergoing reorganization, restructuring or a spin-off involves special risks because of the degree of uncertainty that can be associated with such events. These risks may include the risk that the transaction may not be completed on the terms or time frame contemplated (if at all), the market may react differently than expected, it may be difficult to obtain information on the financial condition of such companies, the issuer's management may be addressing a type of situation with which it has little experience, and the market prices of such securities may be subject to significant volatility and reduced liquidity. Securities issued in initial public offerings may be issued by companies that are in the early stages of development, have a history of little or no revenues, and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investments in the securities and debt of distressed issuers or issuers in default involves greater risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its "par" or full value. Such investments are highly speculative with respect to the issuer's ability to make interest and/or principal payments. Investing in special situations may have a magnified effect on the performance of a Fund with a small amount of assets.

U.S. Government Securities Risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. Although U.S. Treasury obligations and securities issued by the Government National Mortgage Association ("Ginnie Mae") are backed by the "full faith and credit" of the U.S. government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Different U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations. Some U.S. government securities are supported only by the credit of the issuing agency, which depends entirely on its own resources to repay the debt. Although there are many types of U.S. government securities, such as those issued by government-sponsored enterprises, including the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks, that may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States and, thus, are subject to greater credit risk than other types of U.S. government securities. If it is not obligated to do so by law, there is no guarantee that the U.S. government will provide support to its agencies if they are unable to meet their obligations. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have, or be able to access, the funds necessary to meet their payment obligations in the future. In addition, U.S. government securities are also subject to interest rate risks and can exhibit price fluctuations resulting from increases or decreases in interest rates.

148 Prospectus Guardian Variable Products Trust

Utilities Risk. Securities of utilities companies may be significantly affected by government regulation or deregulation, interest rate changes, financing difficulties or costs and legal challenges, and supply and demand fluctuations. Other factors may adversely affect the value of securities issued by these companies, including market competitiveness, technological developments, natural resources and other conservation programs, and changes in commodity prices. Issuers in the utilities group of industries may also be affected by increased fuel and other operating costs, rising costs of financing construction and other business operations, increased costs and delays as a result of environmental, safety and other regulations, difficulty in obtaining approval of rate increases, the potential impact of natural and man-made disaster, and technical innovations that may render existing plants, equipment, or products obsolete. The value of these securities may be particularly volatile. The performance of a Fund that invests heavily in the utilities group of industries will be closely tied to the performance of utilities companies and, thus, can be more volatile than the performance of a more broadly invested fund.

Warrants Risk. A warrant grants the holder the right but not the obligation to purchase from the issuer (a call warrant) or sell to an issuer (a put warrant) equity securities of the issuer at a specific price valid for a specific period of time. The value of a warrant may not necessarily reflect the value of the underlying securities and is subject to the risks associated with the underlying securities, including market risk. A warrant ceases to have value if not exercised prior to its expiration date. If the price of the underlying security does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Warrant holders do not receive dividends or have voting or credit rights and are subject to the risk that the counterparty fails to honor its obligations.

When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk. In order to secure prices or yields deemed advantageous at the time a Fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. A Fund may also enter into forward commitments. A Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, a Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of the securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

The SAI describes in more detail certain of the principal risks and investment practices of the Funds and also describes other risks and practices applicable to the Funds.

Additional risks of and information regarding the Funds

In addition to the principal investments and risks described above, the Funds may also be subject to the following non-principal risks or invest or engage in the following:

Cybersecurity and Operational Risk. The Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures and services on which the Funds or their service providers rely, are susceptible to ongoing risks and threats resulting from and related to cyber incidents. Cyber incidents, which can be perpetrated by a variety of means, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the Funds' or their service providers' operations. A cyber incident could adversely impact a Fund, its service providers or its beneficial shareholders by, among other things, interfering with the processing of transactions or other operational functionality, impacting a Fund's ability to calculate its net asset value or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting a Fund to fines, penalties or financial losses. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, a Fund's ability to calculate its net asset value correctly, in a timely manner or process trades or other transactions may be adversely affected, including over a potentially extended period. In addition, work-from-home arrangements by the Funds or a Subadviser (or their service providers) could increase all of the above risks, create additional data and information accessibility concerns, and make the Funds or a Subadviser (or their service providers) more susceptible to operational disruptions, any of which could adversely impact their operations.

Geographic Focus Risk—Asia and Europe. To the extent a Fund focuses its investments in Asia or Europe, the Fund's performance may be particularly susceptible to adverse social, political and economic conditions or events within Asia or

Guardian Variable Products Trust Prospectus 149

Europe. Although certain Asian economies are exemplars of growth and development others have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. The European economy is vulnerable to decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the Euro and recessions in European Union economies. The European financial markets have recently experienced volatility due to concerns about rising government debt levels of several European countries and increased unemployment levels. Economic uncertainty may have an adverse effect on the value of the Fund's investments. Additionally, a Fund's investments in the UK subject the Fund to additional risks. For example, the UK is a substantial trading partner of the United States and other European countries, and, as a result, the British economy may be impacted by adverse changes to the economic health of the United States and other European countries.

The ongoing Russian invasion of Ukraine has increased tensions between Russia and its European neighbors. It is uncertain how long the conflict may continue. Russia's actions have induced the United States and other countries, including the members of the European Union and other countries in Europe, to impose economic sanctions and may result in additional sanctions in the future. Such sanctions may impact the Russian and European economies. Moreover, disruptions caused by Russian military action or other actions (including espionage and cyberattacks) and the resulting responses to such activity, such as sanctions, financing restrictions, boycotts or changes in consumer preferences, may impact European economies.

Illiquid Investments. Each Fund may invest up to 15% of its net assets in illiquid investments that are assets. An investment is classified as illiquid if the Fund expects that the investment cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments are subject to liquidity and valuation risk. The liquidity status and/or classification of the Funds' investments are determined in accordance with the Funds' written liquidity risk management program.

Legal and Regulatory Risk. U.S. and foreign regulators and governmental agencies may implement additional regulations and legislatures may pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applicable to a Fund's operations. These may substantially and adversely impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders. Neither the Manager nor the Subadvisers can accurately predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a Fund's ability to achieve its investment objective. A Fund's activities may be limited or restricted because of laws and regulations applicable to the Fund, the Manager or the Subadviser to the Fund, if any.

Quantitative Model Risk. A quantitative model used by a Subadviser may perform differently from the market as a whole or may fail to produce the desired results for many reasons, including the model may prove to be incorrect or incomplete or the Subadviser may place weights on factors that are out of favor. If incorrect or outdated data is entered into a model or if a model has unrecognized biases, the investments selected based on the model may adversely affect a Fund. To address these issues, a Subadviser will periodically evaluate the model, and its underlying data and assumptions, and may modify or update the model or underlying data from time to time to account for changing market, financial or economic conditions or for other related reasons. In addition, to the extent that the Subadviser believes that certain events or conditions may not be quantifiable by the model, the Fund's performance will reflect, in part, the Subadviser's ability to make active qualitative decisions and timely adjust the quantitative model, including the model's underlying metrics and data. There is no guarantee that a Subadviser or portfolio manager will use any specific data or type of data in making trading decisions, and the Subadviser or Portfolio manager will use its discretion to determine the type of data to gather with respect to an investment strategy and to account for in its model. A Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the quantitative model and a Subadvisor's ability to properly analyze or timely adjust the metrics or update the data underlying the model. In addition, a Subadviser or portfolio manager may use the quantitative model to varying degrees in making particular investment decisions. In addition, any algorithms used by the Manager or a Subadviser in connection with managing a Fund may not produce the intended result or function as intended, which may result in, among other things, operational complications or other adverse effects.

Redemption Risk. The Funds are offered as investment options to certain variable annuity and variable life insurance contracts. These insurance companies or separate accounts may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. As a result, the Funds are subject to the risk that any of these large investors may redeem a significant percentage of their shares at any time. A Fund could experience losses when selling portfolio investments to meet redemption requests by shareholders if the redemption requests are unusually large or numerous, occur in times of market turmoil or declining prices for the investments sold, or when the investments to be sold are illiquid. In addition, a Fund can incur high turnover, brokerage costs, lose money or hold a less liquid portfolio after selling

150 Prospectus Guardian Variable Products Trust

more liquid investments to raise cash. A Fund may also experience increased expenses as a result of the selling investments to meet significant redemptions, both of which could negatively impact performance.

Sector Focus Risk. The performance of a Fund that focuses its investments or exposure in a particular sector (which is broader than an industry), will be more sensitive to developments or price movements affecting issuers in that sector than a more broadly invested fund. Individual sectors may rise and fall more than the broader market. The prices of securities of issuers in a particular sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that sector more than others. In addition, issuers within a sector may all react in a similar manner to economic, political, regulatory or other events. For more information on a Fund's sector holdings, please refer to its most recent report filed on Form N-CSR.

Information Technology Sector. To the extent that a Fund invests significantly in securities of companies in the information technology sector, the Fund will be particularly susceptible to the risks associated with this sector, including competition, consumer preferences, product compatibility, high cost of research and development of new products, competition for the services of qualified personnel, issues with obtaining financing or regulatory approvals and excessive investor optimism or pessimism. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Company earnings disappointments can result in sharp stock price declines. A Fund may be adversely affected by events or developments negatively impacting the sector or issuers within the sector. The level of risk will be increased to the extent that a Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management. Stocks of information technology companies may be very volatile.

Financials Sector. To the extent that a Fund invests significantly in securities of companies in the financials sector, the Fund will be particularly susceptible to the risks associated with this sector, including changes in interest rates, bank failures, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. For example, events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies, including banks, to incur losses. If a Fund focuses its investments in banks or bank-related companies, the Fund will be sensitive to adverse developments in the banking industry (domestic or foreign). Banks can be particularly susceptible to, among other things, adverse legislative, regulatory and monetary policy changes, interest rate movements, the availability of capital and cost to borrow, the rate of debt defaults, and developments in the real estate market.

Consumer Discretionary Sector. To the extent that a Fund invests significantly in securities of companies in the consumer discretionary sector, the Fund will be particularly susceptible to the risks associated with this sector, including the success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Investments in the consumer staples sector may be adversely affected by, among other things, fluctuations in supply and demand, disruptions in supply chains, product obsolescence, product liability claims, changes in regulations, domestic and global economic conditions, consumer spending, competition, demographics, consumer preferences and production spending, and environmental and political events.

Health Care Sector. To the extent that a Fund invests significantly in securities of companies in the health care sector, the Fund will be particularly susceptible to the risks associated with this sector, including extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services.

Industrials Sector. To the extent that a Fund invests significantly in securities of companies in the industrials sector, the Fund will be particularly susceptible to the risks associated with this sector, including supply and demand both for their specific product or service and for industrial sector products in general. The prices of securities in the industrials sector can be volatile and can be impacted significantly by supply and demand for certain products and services, product obsolescence and product liability claims, government regulation, exchange rates, world events, general economic conditions and other factors. A Fund may be adversely affected by events or developments negatively impacting the industrials sector.

Guardian Variable Products Trust Prospectus 151

Temporary Defensive Positions. From time to time, the Manager or Subadviser to a Fund may judge that market conditions make pursuing the Fund's investment strategy inconsistent with the best interests of the Fund. At such times, the Manager or Subadviser may (but will not necessarily), without notice, take temporary positions (partially or extensively) or use alternative strategies that are inconsistent with the Fund's principal investment strategies. Temporary investments or alternative strategies may be taken to respond to adverse or unstable market, economic, political, or other conditions or abnormal circumstances, such as large cash inflows or anticipated large redemptions, or to restructure a Fund's strategies or in connection with the commencement of a Fund's operations. For example, the Fund may invest some or all of its assets in cash or cash equivalents, fixed-income securities, government bonds, money market investments, repurchase agreements or securities of other investment companies, including money market funds, and in other investments that the Manager or such Subadviser believes to be consistent with the Fund's best interests. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit to the Fund from any upswing in the market. There can be no assurance that temporary investments will be successful in avoiding losses for a Fund. A Fund may take such investment positions for as long a period as deemed necessary by the Manager and/or the applicable Subadviser.

152 Prospectus Guardian Variable Products Trust

Management of the Funds

Manager

Park Avenue Institutional Advisers LLC, a Delaware limited liability company organized in 2015 (the "Manager"), serves as the investment manager of each Fund. The Manager is registered with the SEC as an investment adviser and is a wholly-owned subsidiary of Guardian Investor Services LLC, a Delaware limited liability company ("GIS"), which is a wholly-owned subsidiary of The Guardian Life Insurance Company of America, a New York insurance company ("Guardian Life"). The Manager serves as the adviser or subadviser to certain open-end management investment companies registered under the 1940 Act and provides investment advisory services to other clients. GIS and its predecessor, Guardian Investor Services Corporation, a New York corporation, served as investment subadviser for registered investment companies from 1968 to 2015. The Manager's principal office is located at 10 Hudson Yards, New York, NY 10001. As of December 31, 2024, the Manager managed approximately $75.9 billion in assets, of which approximately $69.8 billion represents the assets of Guardian Life and its subsidiaries.

The Manager has delegated responsibility for the day-to-day investment management of the Funds to the Subadvisers, subject to the oversight and supervision of the Manager. The Manager is responsible for, among other overall management services, overseeing the provision of management services for the Funds and assisting in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds as set forth in the management agreement, including custodial, transfer agency, accounting, auditing, compliance and certain related services. In addition, the Manager is responsible for overseeing and monitoring the nature and quality of services provided by the Subadvisers, including the Funds' investment performance and the Subadvisers' execution of the Funds' investment strategies. In its oversight and monitoring role, the Manager also evaluates the Subadvisers' investment processes, adherence to investment styles, strategies and techniques and other factors that the Manager deems relevant to its oversight and monitoring. The Manager is a party to a shared services agreement with Guardian Life. Under this agreement, the Manager may utilize employees from Guardian Life in connection with various services such as human resources, accounting, tax, valuation, information technology services, office space, employees, compliance and legal. The Manager conducts periodic due diligence of the Subadvisers and performs a variety of compliance monitoring functions with respect to the Funds.

Manager-of-Managers Arrangement

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisers to the Funds. The Manager and the Trust have obtained an exemptive order (the "Order") from the Securities and Exchange Commission to permit the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated subadvisers and subadvisers that are "wholly-owned subsidiaries" (as defined in the 1940 Act) of the Manager, or a sister company of the Manager that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns the Manager, and to provide relief from certain disclosure obligations with regard to subadvisory fees. Under the Order, the Manager has the ultimate responsibility, subject to oversight by the Board, to oversee subadvisers and recommend their hiring, termination or replacement. The Order is subject to certain conditions, including that each Fund notify shareholders and provide them with certain information within 90 days of hiring a new subadviser.

As of the date of this Prospectus, the following Funds may rely on the Order (and any manager-of-managers structure that may be permitted in the future pursuant to future exemptive relief, guidance from the SEC or its staff, or law or rule): Guardian Balanced Allocation VIP Fund, Guardian Diversified Research VIP Fund, Guardian Growth & Income VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian Mid Cap Traditional Growth VIP Fund, Guardian Global Utilities VIP Fund, Guardian International Equity VIP Fund, Guardian Core Plus Fixed Income VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Mid Cap Relative Value VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Small Cap Value Diversified VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund, Guardian Total Return Bond VIP Fund, and Guardian U.S. Government/Credit VIP Fund. Please refer to the SAI for more information regarding the Order.

A discussion regarding the basis of the Board's approval of the management agreement between the Trust, on behalf of the Funds, and the Manager and the subadvisory agreements between the Manager, on behalf of the Funds, and each Subadviser is available in each Fund's report filed on Form N-CSR.

Guardian Variable Products Trust Prospectus 153

Subadvisers

Under the supervision of the Manager, each Subadviser listed below is responsible for: making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for them; maintaining accurate records; and negotiating commissions and fees with brokers and brokerage firms. Each Subadviser has extensive experience managing the assets of registered open-end management investment companies.

AllianceBernstein, L.P.

Guardian Strategic Large Cap Core VIP Fund and Guardian Growth & Income VIP Fund

AllianceBernstein L.P. ("AB") is located at 501 Commerce Street, Nashville, TN 37203. AB, an indirect majority-owned subsidiary of Equitable Holdings, Inc., has managed retirement assets for public and private employee benefit plans, public employee retirement funds, investment companies, foundations, endowments, banks, and insurance companies worldwide. As of December 31, 2024, AB managed approximately $792 billion in assets.

Allspring Global Investments, LLC

Guardian Small-Mid Cap Core VIP Fund, Guardian Mid Cap Relative Value VIP Fund and Guardian Short Duration Bond VIP Fund

Allspring Global Investments, LLC ("Allspring") is located at 1415 Vantage Park Drive, Charlotte, NC 28203. Allspring was incorporated in 1981 as First Interstate Investment Services, registered with the SEC in 1984, and was established as Allspring in 1996. Allspring is a registered investment adviser that provides investment management services for registered mutual funds, closed-end funds and other funds and accounts. As of December 31, 2024, Allspring managed approximately $451.7 billion in assets.

Boston Partners Global Investors, Inc.

Guardian Large Cap Disciplined Value VIP Fund and Guardian Small Cap Value Diversified VIP Fund

Boston Partners Global Investors, Inc. ("Boston Partners") is located at One Beacon Street, Boston, MA 02108. Boston Partners was established in 1995. Boston Partners is an indirect wholly-owned subsidiary of ORIX Corporation. As of December 31, 2024, Boston Partners managed approximately $104.65 billion in assets.

FIAM LLC

Guardian Large Cap Fundamental Growth VIP Fund, Guardian Select Mid Cap Core VIP Fund and Guardian Core Fixed Income VIP Fund

FIAM LLC is an indirectly held wholly-owned subsidiary of FMR LLC. The principal address of FIAM LLC is 900 Salem Street, Smithfield, RI 02917. As of December 31, 2024, FIAM LLC managed approximately $270.25 billion in assets.

Janus Henderson Investors US LLC

Guardian Mid Cap Traditional Growth VIP Fund and Guardian Multi-Sector Bond VIP Fund

Janus Henderson Investors US LLC ("Janus") is located at 151 Detroit Street, Denver, CO 80206. Janus, an indirect subsidiary of Janus Henderson Group plc, was established as an investment adviser in 1969 and serves as investment adviser and subadviser for a number of mutual funds and provides separate account advisory services. As of December 31, 2024, Janus Henderson Group plc managed approximately $378.7 billion in assets.

J.P. Morgan Investment Management Inc.

Guardian International Growth VIP Fund

J.P. Morgan Investment Management Inc. ("JPMIM") is located at 383 Madison Avenue, New York, NY 10179. JPMIM, an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co. was established in 1984. As of December 31, 2024, JPMIM and its affiliates managed approximately $3.48 trillion in assets.

Lord, Abbett & Co. LLC

Guardian Core Plus Fixed Income VIP Fund and Guardian U.S. Government/Credit VIP Fund

Lord, Abbett & Co. LLC ("Lord Abbett") is located at 90 Hudson Street, Jersey City, NJ 07302. Lord Abbett was established in 1929. Lord Abbett manages one of the nation's oldest mutual fund complexes and manages assets across a full range of mutual funds, institutional accounts and separately managed accounts. As of December 31, 2024, Lord Abbett managed approximately $2.19 billion in assets, including $1.4 billion for which it provides investment models to managed account sponsors.

154 Prospectus Guardian Variable Products Trust

Massachusetts Financial Services Company

Guardian All Cap Core VIP Fund and Guardian Total Return Bond VIP Fund

Massachusetts Financial Services Company (MFS®) ("MFS"). MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $605 billion as of December 31, 2024.

Putnam Investment Management, LLC

Guardian Diversified Research VIP Fund

Putnam Investment Management, LLC ("Putnam") is a Delaware limited liability company with principal offices located at 100 Federal Street, Boston, MA 02110. Putnam is owned through a series of wholly-owned subsidiaries by Franklin Resources, Inc., whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403. As of December 31, 2024, Putnam's assets under management were approximately $121 billion. For purposes of this statement, Putnam includes Putnam Investment Management, LLC and its affiliated managers that do business under the name "Putnam Investments," including The Putnam Advisory Company, LLC and Putnam Investments Limited.

Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited

Guardian International Equity VIP Fund

Schroder Investment Management North America Inc. ("SIMNA") and Schroder Investment Management North America Limited ("SIMNA Ltd.") (collectively, "Schroders") are both indirect wholly owned U.S. registered investment adviser subsidiaries of Schroders plc. The principal address of SIMNA is 7 Bryant Park, New York, NY 10018 and the principal address of SIMNA Ltd. and Schroders plc is 1 London Wall Place, London EC2Y 5AU. Schroders plc is a global asset management company with approximately $975.3 billion under management as of December 31, 2024.

Wellington Management Company LLP

Guardian Large Cap Disciplined Growth VIP Fund, Guardian Integrated Research VIP Fund, Guardian Equity Income VIP Fund, Guardian Global Utilities VIP Fund and Guardian Balanced Allocation VIP Fund

Wellington Management Company LLP ("Wellington") is a Delaware limited liability partnership with its principal office at 280 Congress Street, Boston, Massachusetts 02210. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2024, Wellington and its investment advisory affiliates had investment management authority with respect to approximately $1.2 trillion in assets.

Portfolio Managers

Below are biographies of the persons who are primarily responsible for the day-to-day management of the Funds. The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of securities in the Funds, if any.

Guardian Large Cap Fundamental Growth VIP Fund

Asher Anolic

Co-Portfolio Manager of FIAM LLC

Asher Anolic is a portfolio manager for the Fund. He also manages other funds. Since joining Fidelity Investments (the parent company of FIAM LLC) in 2008, Mr. Anolic has worked as an analyst and portfolio manager.

Jason Weiner

Co-Portfolio Manager of FIAM LLC

Jason Weiner is a portfolio manager for the Fund. He also manages other funds. Since joining Fidelity Investments (the parent company of FIAM LLC) in 1991, Mr. Weiner has worked as an analyst and portfolio manager.

Guardian Variable Products Trust Prospectus 155

Guardian Large Cap Disciplined Growth VIP Fund and Guardian Integrated Research VIP Fund

Douglas W. McLane, CFA

Senior Managing Director, Partner, and Equity Portfolio Manager of Wellington

Douglas McLane is a Senior Managing Director and Equity Portfolio Manager at Wellington on the Disciplined Equity Team. Additionally, he conducts fundamental analysis on equity investments, focusing on the consumer, industrials, and materials sectors. Prior to joining Wellington in 2011, Mr. McLane worked as a portfolio manager at Samlyn Capital (2009-2011) and an analyst at Sirios Capital Management (2003-2009). Before earning his MBA, he held a variety of positions at Kozmo.com (1999-2001) and The Carson Group (1996-1999). Mr. McLane earned his MBA from the Kellogg School of Management at Northwestern University (2003) and his B.A. in history from Princeton University (1996). Additionally, he holds the Chartered Financial Analyst® designation and is a member of the CFA Institute.

David A. Siegle, CFA

Managing Director and Equity Portfolio Manager of Wellington

David Siegle is a Managing Director and Equity Portfolio Manager at Wellington on the Disciplined Equity Team. He participates in the management of equity assets on behalf of clients, drawing broadly on the research capabilities across Wellington. Additionally, he conducts fundamental analysis on U.S. equity investments, focusing on the health care, information technology, and industrials sectors. His research supports the investment decision making for a range of portfolios managed for clients of Wellington. Prior to joining the Disciplined Equity Team, Mr. Siegle worked as an equity research analyst on the Global and International Growth Team, and as an analyst in the Quantitative Equity Investment Group. He joined Wellington Management in 2001. He earned his B.A. in history from Amherst College (2001). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston.

Guardian Mid Cap Traditional Growth VIP Fund

Brian Demain, CFA

Portfolio Manager of Janus

Brian Demain is a Portfolio Manager of the Janus Henderson Mid Cap Growth Managed Account, a position he has held since 2007. Mr. Demain joined Janus in July 1999 as an Equity Research Analyst. From July 1999 to October 2007, Mr. Demain served as an Equity Research Analyst, focusing on companies in the media and communications sectors and from 2004 to 2007 he led the Communications Sector Research Team. Mr. Demain received his bachelor's degree in economics from Princeton University. Mr. Demain holds the Chartered Financial Analyst® designation.

Cody Wheaton, CFA

Portfolio Manager of Janus

Cody Wheaton is a Portfolio Manager of the Janus Henderson Mid Cap Growth Managed Account, a position he has held since July 2016. Mr. Wheaton joined Janus Capital in 2001 as a research analyst. Mr. Wheaton holds Bachelor of Arts degrees in Economics and Government from Dartmouth College. Mr. Wheaton holds the Chartered Financial Analyst® designation.

Guardian All Cap Core VIP Fund

Joseph MacDougall

Investment Officer, Portfolio Manager of MFS

Joseph MacDougall, an Investment Officer of MFS, is a portfolio manager and provides general oversight of a team of investment professionals. He has been employed in the investment area of MFS since 2005.

Guardian Strategic Large Cap Core VIP Fund

Kent Hargis

Chief Investment Officer—Strategic Core Equities of AB

Kent Hargis is the Chief Investment Officer of Strategic Core Equities. He created the Strategic Core platform and has been managing the Global, International and U.S. Strategic Core portfolios since their inception in 2011. Mr. Hargis has also been Portfolio Manager for the Global Low Carbon Strategy Portfolio since 2022. Previously, he managed the Emerging Portfolio from 2015 through 2023. Mr. Hargis was global head of quantitative research for Equities from 2009 through 2014, with responsibility for directing research and the application of risk and return models across the firm's equity

156 Prospectus Guardian Variable Products Trust

portfolios. He joined AB in 2003 as a senior quantitative strategist. Prior to that, Mr. Hargis was chief portfolio strategist for global emerging markets at Goldman Sachs. From 1995 through 1998, he was assistant professor of international finance in the graduate program at the University of South Carolina, where he published extensively on various international investment topics. Mr. Hargis holds a PhD in economics from the University of Illinois, where his research focused on international finance, econometrics and emerging financial markets.

Christopher W. Marx

Senior Investment Strategist-Equities of AB

Christopher W. Marx is Senior Investment Strategist-Equities. He is responsible for overseeing the firm's team of equity investment strategists and product managers, setting strategic priorities and goals for AB's global Equities business, developing new products, and engaging with clients to represent market views and investment strategies of AB. Previously, Mr. Marx was a senior investment strategist and a portfolio manager of Equities, and in 2011 he cofounded the Global, International and U.S. Strategic Core Equity portfolios with Kent Hargis. He joined AB in 1997 as a research analyst covering a variety of industries both domestically and internationally, including chemicals, metals, retail and consumer staples. Mr. Marx became part of the portfolio management team at AB in 2004. Prior to joining AB, he spent six years as a consultant for Deloitte & Touche and Boston Consulting Group. He earned a B.A. in economics from Harvard University and an MBA from the Stanford Graduate School of Business.

Guardian Diversified Research VIP Fund

Shep Perkins, CFA

Chief Investment Officer of Putnam

Shep Perkins is Chief Investment Officer of Putnam Investments. He is responsible for Putnam's investment management, research, trading, and global business strategy functions. This includes oversight of Putnam's portfolio and research teams and processes, risk and quantitative teams, client portfolio managers, thought leadership, sustainability initiatives and policies, and the strategy team. He joined Putnam in 2011 and has been in the investment industry since 1993. Previously at Putnam, Mr. Perkins served as Co-Head of Equities, was Lead Portfolio Manager of Putnam's global equity strategies, and managed several other Putnam portfolios until 2021. Prior to joining Putnam, he was a Portfolio Manager and an Analyst at Fidelity Investments from 1997 to 2011 and an Equity Research Associate at Donaldson, Lufkin & Jenrette from 1993 to 1997. Mr. Perkins earned a B.A. in Economics from Amherst College.

Kathryn Lakin

Director of Equity Research and Portfolio Manager of Putnam

Kathryn Lakin is Director of Research and responsible for managing a team of equity analysts, covering all sectors and regions. She directs research initiatives, ensures quality of the research team's output, guides sustainability integration within research, and facilitates collaboration between Putnam's portfolio managers and the Putnam Research team. In addition, Ms. Lakin is a Portfolio Manager of Putnam's Balanced and U.S. Research strategies. Based in the Boston office, she joined Putnam in 2012 and has been in the investment industry since 2008. Prior to joining Putnam, Ms. Lakin was an Equity Research Analyst from 2011 to 2012 and an Equity Research Associate from 2008 to 2011 at Fidelity Investments. Ms. Lakin earned an MBA from Yale School of Management and a B.A. from Wellesley College.

Guardian Select Mid Cap Core VIP Fund

Christopher Lee

Chief Investment Officer, Multi-Manager Strategies/Portfolio Manager of FIAM LLC

Christopher Lee is the portfolio manager for the Fund. He also manages other funds. Since joining Fidelity Investments (the parent company of FIAM LLC) in 2004, Mr. Lee has worked as an analyst, portfolio manager, sector leader, and managing director of research.

Guardian Small-Mid Cap Core VIP Fund

Christopher G. Miller, CFA

Senior Portfolio Manager and Team Lead of Allspring

Christopher Miller is a senior portfolio manager and head of the Select Equity team at Allspring Global Investments. In this role he is responsible for managing all the activities and investment strategies of the team. Mr. Miller joined Allspring from its predecessor, Wells Fargo Asset Management ("WFAM"). His earlier WFAM roles included co-team lead,

Guardian Variable Products Trust Prospectus 157

co-portfolio manager, associate portfolio manager, and analyst. Mr. Miller began his investment industry career as an accounting analyst at Strong Capital Management. He earned a bachelor's degree in business administration with an emphasis in finance and marketing from the University of Wisconsin, Madison. He has earned the right to use the CFA® designation and is a member of CFA Institute and CFA Society Milwaukee.

Garth B. Newport, CFA

Portfolio Manager of Allspring

Garth Newport is a portfolio manager for the Select Equity team at Allspring Global Investments. He joined Allspring from its predecessor, Wells Fargo Asset Management ("WFAM"). He joined WFAM as an analyst. Mr. Newport began his investment industry career in 2005 as an investments intern at Sentry Insurance. He interned at WFAM the following year, and then served as a senior research analyst at Aristotle Ventures. He earned a bachelor's degree in business administration with an emphasis in economics from the University of Wisconsin, Stevens Point. Mr. Newport has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of CFA Institute and CFA Society Milwaukee.

Guardian Equity Income VIP Fund

Matthew C. Hand, CFA

Senior Managing Director, Partner, and Equity Portfolio Manager of Wellington

Matthew Hand is a portfolio manager on the Value Team at Wellington. He manages equity assets on behalf of clients, drawing on research from Wellington's global industry analysts, equity portfolio managers, and team analysts. Mr. Hand joined Wellington in 2004 after he earned his B.A. in economics from the University of Pennsylvania (2004). Additionally, he holds the Chartered Financial Analyst® designation and is a member of the CFA Society of Philadelphia and the CFA Institute.

Adam H. Illfelder, CFA

Senior Managing Director, Partner, and Equity Portfolio Manager of Wellington

Adam Illfelder is a portfolio manager on the Value Team at Wellington. He manages equity assets on behalf of clients, drawing on research from Wellington's global industry analysts, equity portfolio managers, and team analysts. Prior to joining Wellington in 2005, Mr. Illfelder worked as an equity analyst on the Mid Cap Growth team at Putnam Investments (2003-2005). Before that, he worked in their Global Equity Research department (1997-2003). Mr. Illfelder earned his MBA from Northwestern University (Kellogg, 2001) and his B.S. in economics from the University of Pennsylvania (1997). Additionally, he holds the Chartered Financial Analyst® designation and is a member of the CFA Institute.

Guardian Large Cap Disciplined Value VIP Fund

David T. Cohen, CFA

Co-Portfolio Manager of Boston Partners

David Cohen is a portfolio manager for the Boston Partners Large Cap Value strategy. His experience at the firm included managing a portion of the Boston Partners Long/Short Research strategy focusing on security selection within the energy sector as well as the engineering & construction, and metals & mining industries. Prior to his current role, Mr. Cohen served as an equity analyst covering these same industries. He has deep experience analyzing and understanding capital intensive commodity-oriented businesses. He joined the firm from Loomis Sayles where he had over 8 years of experience as a portfolio manager for their Research Fund, as well as running a global energy hedge fund. As an equity analyst he covered the energy, materials, and industrials sectors. Prior to joining Loomis Sayles, Mr. Cohen was in consultant relations at MFS Investment Management. He received a B.A. degree from the University of Michigan and his M.S. in Finance from Brandeis University. He holds the Chartered Financial Analyst® designation. Mr. Cohen began his career in the investment industry in 2004.

Mark E. Donovan, CFA

Co-Portfolio Manager of Boston Partners

Mark Donovan is a senior portfolio manager for Boston Partners Large Cap Value strategy, a role he has held since the firm's inception in 1995. Previously, he had served eleven years as Co-Chief Executive Officer, where he was responsible for strategic and tactical operating decisions affecting the firm. Mr. Donovan was one of the founding partners of Boston Partners Asset Management. He joined the firm from The Boston Company where he was Senior Vice President and equity portfolio manager. He also spent five years as a consulting associate with Kaplan, Smith & Associates, and two years as a securities analyst for Value Line Inc. For ten years, Mr. Donovan was a trustee at St. Sebastian's School, where

158 Prospectus Guardian Variable Products Trust

he served on the Investment and Long Range Planning Committees. He holds a B.S. degree in management from Rensselaer Polytechnic Institute and the Chartered Financial Analyst® designation. Mr. Donovan began his career in the investment industry in 1981.

Joshua White, CFA

Co-Portfolio Manager of Boston Partners

Joshua White is a portfolio manager for the Boston Partners Large Cap Value strategy. His experience at the firm included managing a portion of the Boston Partners Long/Short Research strategy while covering multiple economic sectors including basic industries, consumer durables, and capital goods. Mr. White was also a portfolio manager on Boston Partners Global Equity and International Equity strategies and before that, he was a global generalist providing fundamental research on global equities. Mr. White holds a B.A. degree in mathematics from Middlebury College. He holds the Chartered Financial Analyst® designation and began his career in the investment industry in 2006.

Guardian Growth & Income VIP Fund

John H. Fogarty, CFA

Senior Vice President and Co-Chief Investment Officer—US Growth Equities of AB

John Fogarty is a Senior Vice President and Co-Chief Investment Officer for US Growth Equities and US Relative Value, and a Co-Portfolio Manager for the Global Healthcare Strategy at AB. He rejoined the firm in 2006 as a fundamental research analyst covering consumer-discretionary stocks in the U.S., having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Varden Partners. Mr. Fogarty began his career at AB in 1988, performing quantitative research, and joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995. He became a portfolio manager in 1997. Mr. Fogarty holds a B.A. in history from Columbia University and is a CFA charterholder.

Vinay Thapar, CFA

Senior Vice President, Co-Chief Investment Officer and Senior Research Analyst—US Growth Equities of AB

Vinay Thapar is a Senior Vice President, Co-Chief Investment Officer for US Growth Equities and US Relative Value, and the Lead Portfolio Manager for the Global Healthcare Strategy at AB. Upon joining the firm in 2011 as an analyst, his coverage responsibilities were focused on the global healthcare sector. Before joining the firm, Mr. Thapar spent three years at American Century Investments as a senior investment analyst responsible for healthcare. Prior to that, he worked for eight years at Bear Stearns in the Biotech Equity Research Group, most recently as an associate director. Mr. Thapar holds a B.A. in biology from New York University and is a CFA charterholder.

Chris Kotowicz, CFA

Portfolio Manager and Senior Research Analyst—US Relative Value; Senior Research Analyst—US Growth Equities of AB

Chris Kotowicz joined the firm in 2007 and is a Portfolio Manager and Senior Research Analyst for US Relative Value at AB. He is also a Senior Research Analyst for the US Growth Equities team. As a Senior Research Analyst, Mr. Kotowicz is responsible for lead coverage of the industrials, energy and materials sectors. He was previously a sell-side analyst at A.G. Edwards, where he followed the electrical equipment and multi-industry group for four years. Prior to that, Mr. Kotowicz worked in the industrial sector, mostly in a technical sales and business development capacity, for Nooter/Eriksen and Nooter Fabricators, each a subsidiary of CIC Group. He holds a B.S. in civil engineering from the University of Missouri, Columbia, and an MBA (with honors) from the Olin Business School at Washington University. He is a CFA charterholder.

Guardian Mid Cap Relative Value VIP Fund

James M. Tringas, CFA

Managing Director and Senior Portfolio Manager of Allspring

James Tringas is a senior portfolio manager and co-head of the Special Global Equity team at Allspring Global Investments. He joined Allspring from its predecessor, Wells Fargo Asset Management ("WFAM"). He joined WFAM from Evergreen Investments, where he began his investment industry career in 1994, which includes serving as a portfolio manager with Wachovia Asset Management Group. Prior to this, he served as a senior consultant in the Personal Financial Group of Ernst & Young. Mr. Tringas earned a bachelor's degree and a master's degree in accounting from the

Guardian Variable Products Trust Prospectus 159

University of Florida. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of CFA Society Boston.

Bryant H. VanCronkhite, CFA

Managing Director and Senior Portfolio Manager of Allspring

Bryant VanCronkhite is a senior portfolio manager and co-head of the Special Global Equity team at Allspring Global Investments. He joined Allspring from its predecessor, Wells Fargo Asset Management ("WFAM"). Prior to this, Mr. VanCronkhite was a senior research analyst on the team, which he joined in 2004 before the acquisition of Strong Capital Management. Earlier, he was a mutual fund accountant for Strong. He began his investment industry career in 2003. Mr. VanCronkhite earned a bachelor's degree and a master's degree in professional accountancy from the University of Wisconsin, Whitewater, and is a certified public accountant. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of CFA Society Milwaukee and the AICPA.

Shane Zweck, CFA

Co-Portfolio Manager of Allspring

Shane Zweck is a co-portfolio manager for the Special Global Equity team at Allspring Global Investments. He joined Allspring from its predecessor, Wells Fargo Asset Management ("WFAM"). Prior to joining WFAM, he was an investment analyst for Opportunity Capital Advisors. Before that, Mr. Zweck served as an investment intern for Citigroup. Mr. Zweck earned a bachelor's degree in business administration from the University of Wisconsin, Madison. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Guardian Small Cap Value Diversified VIP Fund

Eric A. Gandhi, CFA

Portfolio Manager of Boston Partners

Mr. Gandhi is the Lead Portfolio Manager for the WPG Partners suite of strategies. He joined WPG Partners in 2012 as a research analyst with a concentration in technology, media, telecom and consumer. Prior to joining the firm, he was a member of the Applied Value Investing program at Columbia Business School. Prior to Columbia, Mr. Gandhi was an Associate in the investment banking division at Needham & Company. He graduated with a B.S. degree from the University of Maryland and received an MBA from Columbia Business School. Mr. Gandhi holds the Chartered Financial Analyst designation. Mr. Gandhi has seventeen years of investment experience, twelve of which have been spent at WPG Partners specializing in small cap equity investing.

Guardian Global Utilities VIP Fund

G. Thomas Levering

Senior Managing Director, Partner, and Global Industry Analyst of Wellington

Thomas Levering is a Senior Managing Director and Global Industry Analyst at Wellington. He joined Wellington in 2000. Mr. Levering concentrates on global utilities, energy related infrastructure. He conducts fundamental analysis on the companies within this industry group and manages portfolios based on his findings and market conditions. He has studied the investment potential of companies in global utilities and energy infrastructure for over 20 years. Prior to joining the firm in 2000, Mr. Levering was an associate with McKinsey & Co. (1998-2000). He also worked with The Northbridge Group as an associate and research analyst (1993-1996). In both instances, he served exclusively as a specialist consultant to power and gas sector clients. Mr. Levering received his MBA from the University of Pennsylvania (Wharton, 1997) and his A.B. in economics, cum laude, from Harvard University (1993).

Juanjuan Niska, CFA

Senior Managing Director, Partner, and Global Industry Analyst of Wellington

Juanjuan Niska specializes in the utility sector with coverage across US large cap, Asian and Emerging Market companies. She conducts fundamental analysis on the companies within her industry and assists in making buy/sell recommendations based on her findings. Ms. Niska joined Wellington in 2006. Previously, she worked as a research associate in the finance practice of Charles River Associates in Boston, providing analyses for security fraud litigation (2005-2006). She also has experience as a middle school teacher (1993-1996) and an operations manager for a textile machinery company in her native China (1997-2000). Ms. Niska graduated magna cum laude from Wellesley College with a B.A. in economics (2004). She holds the Chartered Financial Analyst designation, and is a member of the CFA Institute and the CFA Society Boston.

160 Prospectus Guardian Variable Products Trust

Guardian International Growth VIP Fund

Shane Duffy, CFA

Managing Director of JPMIM

Shane Duffy is a managing director and portfolio manager in the International Equity Group of JPMIM. Mr. Duffy currently works on EAFE portfolios, in particular International Growth and International Focus. Previously, Mr. Duffy worked as a Global Sector Specialist with responsibility for consumer discretionary stocks. Mr. Duffy joined the team in 1999, holds an M.A. in History from Cambridge University, and is a CFA charterholder.

Thomas Murray, CFA

Managing Director of JPMIM

Thomas Murray is a managing director and portfolio manager in the International Equity Group of JPMIM. Mr. Murray is responsible for EAFE, ACWI ex US, and International Focus portfolios. An employee of the firm since 1996, Mr. Murray was previously a global sector specialist covering the energy sector. Mr. Murray holds a BA (Hons) in Classics from Bristol University and is a CFA charterholder.

James Andrew, CFA

Managing Director of JPMIM

James Andrew is a managing director and portfolio manager in the International Equity Group of JPMIM. Mr. Andrew is a global sector specialist specializing in consumer discretionary. He joined the firm in 2007, having previously been part of the European Apparel & Specialty Retail team at Sanford C. Bernstein; prior to that, Mr. Andrew was an investment manager with shareholder activist fund Hermes Focus Asset Management. Mr. Andrew holds a MEng in Manufacturing Engineering from Cambridge University and is a CFA charterholder.

Guardian International Equity VIP Fund

Simon Webber, CFA

Portfolio Manager of Schroders

Simon Webber joined Schroders in 1999, initially as a research analyst in the Global Technology Team. In 2001 he became a portfolio manager on the U.S. Desk, specializing in technology and industrials. In 2002 he assumed analytical responsibilities for the U.S. telecoms, media and software sectors. In 2004 Mr. Webber joined the Global and International Equities Team as a Global Sector Specialist and has covered multiple sectors including utilities, autos, telecoms, and consumer discretionary. He became a portfolio manager for EAFE mandates in 2009 and has managed the Global Climate Change strategy since its launch in 2007. Mr. Webber is a CFA charterholder. He holds a degree in Physics (Hons) from the University of Manchester.

James Gautrey, CFA

Portfolio Manager of Schroders

James Gautrey joined the graduate program at Schroders in 2001 working with senior management and client directors. From 2002 he worked as a Pan European research analyst covering technology, telecoms and support services. In 2006 he moved to the Global and International Equities team becoming a Global Sector Specialist for the technology sector, having previously also covered telecoms and autos. In 2014 Mr. Gautrey assumed Portfolio Management responsibilities for a number of the team's International Equity portfolios. Mr. Gautrey is a CFA charterholder. He holds a BSc in Economics from University College London.

Guardian Balanced Allocation VIP Fund

Loren L. Moran, CFA

Senior Managing Director, Partner, and Fixed Income Portfolio Manager of Wellington

Loren Moran is a portfolio manager responsible for managing investment-grade fixed income portfolios, primarily for mutual funds. She focuses on the corporate credit sector. Prior to joining Wellington in 2014, Loren was a corporate bond portfolio manager and investment-grade corporate trader at Goldman Sachs Asset Management (2010-2014). She previously worked as a portfolio manager and research analyst at Progressive Capital Management (2006-2010). She began her career in interest-rate sales at Lehman Brothers (2001-2006). Ms.Moran received her B.S. in foreign languages with a

Guardian Variable Products Trust Prospectus 161

major in Mandarin Chinese from Georgetown University (2001). Additionally, she holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston.

Mary L. Pryshlak, CFA

Senior Managing Director, Partner, and Head of Investment Research of Wellington

Mary Pryshlak is the head of Investment Research at Wellington, an investment group comprised of Wellington's core fundamental investment research teams spanning equity; credit; macro; technical; sustainable; and environmental, social, and corporate governance (ESG). In this role, she oversees the department and focuses on ensuring that attracting, retaining and motivating world-class securities analysts and investment talent; provide them with the resources, support, and ongoing feedback needed to excel; and undertake our work with a fiduciary mind-set and collaborative spirit in order to make informed investment decisions on behalf of Wellington's clients. Mary leads a management team responsible for more than 100 professionals who directly manage client assets, conduct in-depth research, and provide investment recommendations for portfolio managers and analysts across the firm. She is a member of Wellington's Compensation Committee, Equity Review Group, Hedge Fund Review Group, and Investment Platform Governance Committee and also serves on the New Partner Advisory Committee. Prior to being named head of Investment Research, Mary was the director of Global Industry Research and previously spent 13 years as a global industry analyst covering property & casualty insurance stocks. Prior to joining Wellington in 2004, she was an equity analyst covering financial services at The Boston Company (2001-2003). Before that, she worked as an analyst at State Street Global Advisors (1995-2001) and held positions at Aeltus Investment Management Company (1994) and Spears Benzak Saloman and Farrell (1993-1994). Mary received her B.A. in economics and French from Rutgers College (1993). She also holds the Chartered Financial Analyst designation and is a member of the Association of Insurance and Financial Analysts (AIFA), the CFA Institute, and the CFA Society Boston.

Jonathan G. White, CFA

Managing Director and Director, Research Portfolios of Wellington

Jonathan White is the director of research portfolios for Investment Research at Wellington. In his role, he is responsible for broad oversight of the firm's suite of diversified and sector analyst-managed investment approaches, including risk management and implementation, and acts as a representative for these products with clients and prospects. He also manages Wellington's customized research approaches, including Research Value, Global Islamic Research Equity, and Global Research Equity High Dividend Yield, and is a member of the Global Perspectives investment team. Prior to his current position, Mr. White was manager of equity portfolio coordination for the firm. Before joining Wellington in 1999, he spent several years at Putnam Investments, serving as portfolio coordinator for the Emerging Markets Equity Department; manager for Pricing Operations; and supervisor, senior fund accountant, and fund accountant for Mutual Fund Accounting Operations (1994-1999). Mr. White received his MBA, magna cum laude, from Babson College (Olin, 2002) and his B.B.A. in finance, cum laude, from the University of Massachusetts (1994). Additionally, he holds the Chartered Financial Analyst designation.

Guardian Core Fixed Income VIP Fund

Celso Muñoz

Co-Portfolio Manager of FIAM LLC

Celso Muñoz is Co-Portfolio Manager for the Fund. He also manages other funds. Since joining Fidelity Investments (the parent company of FIAM LLC) in 2005, Mr. Muñoz has worked as a research analyst and most recently as a portfolio manager, managing investments for FIAM LLC and its affiliates.

Michael Plage

Co-Portfolio Manager of FIAM LLC

Michael Plage is Co-Portfolio Manager for the Fund. He also manages other funds. Since joining Fidelity Investments (the parent company of FIAM LLC) in 2005, Mr. Plage has worked as a trader and most recently as a portfolio manager, managing investments for FIAM LLC and its affiliates.

162 Prospectus Guardian Variable Products Trust

Stacie Ware

Co-Portfolio Manager of FIAM LLC

Stacie Ware is Co-Portfolio Manager for the Fund. She also manages other funds. Since joining Fidelity Investments (the parent company of FIAM LLC) in 2018, Ms. Ware has worked as a quantitative analyst and most recently as a portfolio manager, managing investments for FIAM LLC and its affiliates.

Brian Day

Co-Portfolio Manager of FIAM LLC

Brian Day is Co-Portfolio Manager for the Fund. He also manages other funds. Since joining Fidelity Investments (the parent company of FIAM LLC) in 2012, Mr. Day has worked as a trader and most recently as a portfolio manager, managing investments for FIAM LLC and its affiliates.

Guardian Core Plus Fixed Income VIP Fund

Robert A. Lee

Partner and Co-Head of Taxable Fixed Income of Lord Abbett

Robert A. Lee is a Partner and Co-Head of Taxable Fixed Income of Lord Abbett. He joined Lord Abbett in 1997 and has been a member of the taxable fixed income team since the Fund's 2016 inception.

Kewjin Yuoh

Partner and Portfolio Manager of Lord Abbett

Kewjin Yuoh is a Partner and Portfolio Manager of Lord Abbett, and is the lead portfolio manager of the Guardian Core Plus Fixed Income VIP Fund. He joined Lord Abbett in 2010 and has been a member of the taxable fixed income team since the Fund's 2016 inception.

Andrew H. O'Brien, CFA

Partner and Portfolio Manager of Lord Abbett

Andrew H. O'Brien is a Partner and Portfolio Manager of Lord Abbett. He joined Lord Abbett in 1998 and has been a member of the taxable fixed income team since the Fund's 2016 inception.

Steven F. Rocco, CFA

Partner and Co-Head of Taxable Fixed Income of Lord Abbett

Steven F. Rocco is a Partner and Co-Head of Taxable Fixed Income of Lord Abbett. He joined Lord Abbett in 2004 and has been a member of the taxable fixed income team since the Fund's 2016 inception.

Leah G. Traub

Partner and Portfolio Manager of Lord Abbett

Leah G. Traub is a Partner and Portfolio Manager of Lord Abbett. She joined Lord Abbett in 2007 and has been a member of the taxable fixed income team since 2021.

Adam C. Castle, CFA

Partner and Portfolio Manager of Lord Abbett

Adam C. Castle is a Partner and Portfolio Manager of Lord Abbett. He joined Lord Abbett in 2015 and has been a member of the taxable fixed income team since 2021.

Harris A. Trifon

Partner and Portfolio Manager of Lord Abbett

Harris A. Trifon is a Partner and Portfolio Manager of Lord Abbett. He joined Lord Abbett in 2021 and has been a member of the taxable fixed income team since 2021.

Guardian Variable Products Trust Prospectus 163

Guardian Multi-Sector Bond VIP Fund

John Kerschner, CFA

Head of US Securitized Products of Janus

John Kerschner is Head of US Securitized Products and a portfolio manager at Janus. He is a member of the Securitized Credit and Core Plus Teams at Janus and leads the teams in finding innovative ways to utilize structured products in Janus portfolios. Prior to joining Janus in 2010, Mr. Kerschner was director of portfolio management at BBW Capital Advisors. Before that, he worked for Woodbourne Investment Management, where he was global head of credit investing. Mr. Kerschner began his career at Smith Breeden Associates as an assistant portfolio manager and was promoted several times over 12 years, becoming a principal, senior portfolio manager and director of the ABS-CDO group. Mr. Kerschner received his B.A. degree in biology from Yale University, graduating cum laude. He earned his MBA from Duke University, Fuqua School of Business, where he was designated a Fuqua Scholar. Mr. Kerschner holds the Chartered Financial Analyst® designation and has 35 years of financial industry experience.

John Lloyd

Lead, Multi-Sector Credit Strategies of Janus

John Lloyd is Lead, Multi Sector Credit Strategies at Janus, a role he has held since 2022. Additionally, he is a portfolio manager and is responsible for creating the strategic framework, leading investment strategy, launching new products and bringing together ideas globally across the multi sector credit franchise. Mr. Lloyd was head of global credit research from 2009 sharing this role since the firm's merger and joined Janus as a research analyst in 2005. Prior to that, he worked as a private equity associate at H.I.G Capital in Miami and at Willis Stein Partners in Chicago. Earlier in his career, he was an investment banking analyst for Deutsche Bank. Mr. Lloyd received his B.A. degree in economics from the University of Michigan and his MBA from Dartmouth College, Tuck School of Business. He has 27 years of financial industry experience.

Guardian Short Duration Bond VIP Fund

Jeffrey Weaver, CFA

Senior Portfolio Manager, Head of Global Liquidity Solutions of Allspring

Jeffrey Weaver is a senior portfolio manager and head of the Global Liquidity Solutions team at Allspring. In this capacity, he is responsible for managing and overseeing portfolio teams focused on managing short duration and money market strategies, including funds and separate accounts. Mr. Weaver provides strategic oversight that enables an integrated approach to the broad range of liquidity products. He joined Allspring from its predecessor, Wells Fargo Asset Management ("WFAM"). He joined WFAM in 1994 as a portfolio manager working with institutional fixed income portfolios and mutual funds. Mr. Weaver began his investment industry career in 1991 at Bankers Trust Company in New York as a short-term fixed income trader and portfolio manager. He earned a bachelor's degree in economics from the University of Colorado, Boulder. He has earned the right to use the Chartered Financial Analyst® ("CFA® ") designation and is a member of CFA Institute and CFA Society San Francisco.

Andrew Greenberg, CFA

Senior Portfolio Manager, Short Duration Fixed Income of Allspring

Andrew Greenberg is a senior portfolio manager for the Short Duration Fixed Income team at Allspring. In this role he manages portfolios and the Short Duration portfolio management team. Mr. Greenberg joined Allspring from its predecessor firm, Wells Fargo Asset Management ("WFAM"). Prior to joining WFAM, he was vice president and portfolio manager at Scudder Kemper Investments for four years. In this role, he managed $6 billion in fixed income funds for defined benefit pension plans. Earlier, Mr. Greenberg was an assistant vice president for Deutsche Bank, where he originated fixed income transactions for U.S. and international corporations and agencies. He also held a credit analyst position at Drexel Burnham Lambert. Mr. Greenberg earned a bachelor's degree in government—international relations from Cornell University and an MBA with an emphasis in finance from the Stern School of Business at New York University. He has earned the right to use the Chartered Financial Analyst® ("CFA® ") designation and served as president of CFA Society San Francisco.

164 Prospectus Guardian Variable Products Trust

Janat Ibraev, CFA

Senior Portfolio Manager, Short Duration Fixed Income of Allspring

Janat Ibraev is a senior portfolio manager for the Short Duration Fixed Income team at Allspring. He specializes in managing short duration portfolios with a focus on the corporate bond sector. Mr. Ibraev joined Allspring from its predecessor firm, Wells Fargo Asset Management ("WFAM"). He joined WFAM from Western Asset Management, where he served as a portfolio manager responsible for long duration corporate and government strategies. Prior to that, he served as a foreign exchange trader at Maksat Bank. Mr. Ibraev earned a bachelor's degree in business administration from the University of Southern California. He has earned the right to use the Chartered Financial Analyst® ("CFA® ") designation.

Dean Meddaugh, CFA

Senior Portfolio Manager, Global Liquidity Solutions of Allspring

Dean Meddaugh is a senior portfolio manager for the Global Liquidity Solutions team at Allspring. He joined Allspring from its predecessor firm, Wells Fargo Asset Management ("WFAM"). Prior to joining WFAM, Mr. Meddaugh was with Deutsche Asset Management as sector manager of corporates and with Zurich Scudder Investments, Inc., as a governments' sector manager. Earlier, he worked at Scudder Kemper Investments, Inc., as a money markets portfolio manager. Mr. Meddaugh earned a bachelor's degree in accounting and finance from California State University, San Bernardino. Mr. Meddaugh has earned the right to use the Chartered Financial Analyst® ("CFA® ") designation.

Guardian Total Return Bond VIP Fund

Joshua Marston

Investment Officer, Lead Portfolio Manager of MFS

Joshua Marston, an Investment Officer of MFS, is a portfolio manager and provides general oversight of a team of investment professionals. He has been employed in the investment area of MFS since 1999.

Neeraj Arora

Investment Officer, Emerging Markets Debt Instruments Portfolio Manager of MFS

Neeraj Arora, an Investment Officer of MFS, is a portfolio manager and provides general oversight of a team of investment professionals. He has been employed in the investment area of MFS since 2011.

Philipp Burgener

Investment Officer, Structured Securities Portfolio Manager of MFS

Philipp Burgener, an Investment Officer of MFS, is a portfolio manager and provides general oversight of a team of investment professionals. He has been employed in the investment area of MFS since 2003.

David Cole

Investment Officer, Below Investment Grade Debt Instruments Portfolio Manager of MFS

David Cole, an Investment Officer of MFS, is a portfolio manager and provides general oversight of a team of investment professionals. He has been employed in the investment area of MFS since 2004.

Alexander Mackey

Co-Chief Investment Officer—Global Inception Fixed Income, Investment Grade Debt Instruments Portfolio Manager of MFS

Alexander Mackey, an Investment Officer of MFS, is a portfolio manager and provides general oversight of a team of investment professionals. He has been employed in the investment area of MFS since 2001.

Michael Skatrud

Investment Officer, Below Investment Grade Debt Instruments Portfolio Manager of MFS

Michael Skatrud, an Investment Officer of MFS, is a portfolio manager and provides general oversight of a team of investment professionals. He has been employed in the investment area of MFS since 2013.

Guardian Variable Products Trust Prospectus 165

Guardian U.S. Government/Credit VIP Fund

Andrew H. O'Brien, CFA

Partner and Portfolio Manager of Lord Abbett

Andrew H. O'Brien is a Partner and Portfolio Manager of Lord Abbett and is the lead portfolio manager of the Guardian U.S. Government/Credit VIP Fund. He joined Lord Abbett in 1998 and has been a member of the team since 2025.

Ty J. Kern

Portfolio Manager of Lord Abbett

Ty J. Kern is a Portfolio Manager of Lord Abbett. He joined Lord Abbett in 2021 and has been a member of the team since 2025.

Gregory H. Benz, CFA

Portfolio Manager of Lord Abbett

Gregory H. Benz is a Portfolio Manager of Lord Abbett. He joined Lord Abbett in 2016 and has been a member of the team since 2025.

Management Fees and Other Expenses

As compensation for its services and its assumption of certain expenses, the Manager is entitled to a fee, computed daily and payable monthly (as a percentage of each respective Fund's average daily net assets), as shown below. The Subadvisers are or will be paid a percentage of each Fund's average daily net assets by the Manager out of its management fee.

Fund	Management Fee
Guardian Large Cap Fundamental Growth VIP Fund	0.59%
Guardian Large Cap Disciplined Growth VIP Fund	0.57%
Guardian Mid Cap Traditional Growth VIP Fund	0.80%
Guardian All Cap Core VIP Fund	0.44%
Guardian Strategic Large Cap Core VIP Fund	0.54%
Guardian Integrated Research VIP Fund	0.47%
Guardian Diversified Research VIP Fund	0.60%
Guardian Select Mid Cap Core VIP Fund	0.53%
Guardian Small-Mid Cap Core VIP Fund	0.64%
Guardian Equity Income VIP Fund	0.50%
Guardian Large Cap Disciplined Value VIP Fund	0.64%
Guardian Growth & Income VIP Fund	0.64%
Guardian Mid Cap Relative Value VIP Fund	0.71%
Guardian Small Cap Value Diversified VIP Fund	0.69%
Guardian Global Utilities VIP Fund	0.73%
Guardian International Growth VIP Fund	0.80%
Guardian International Equity VIP Fund	0.77%
Guardian Balanced Allocation VIP Fund	0.48%
Guardian Core Fixed Income VIP Fund	0.44%
Guardian Core Plus Fixed Income VIP Fund	0.45%
Guardian Multi-Sector Bond VIP Fund	0.52%
Guardian Short Duration Bond VIP Fund	0.45%
Guardian Total Return Bond VIP Fund	0.45%
Guardian U.S Government/Credit VIP Fund	0.47%

The Manager has contractually agreed to waive certain fees and/or reimburse certain expenses through April 30, 2026 so that Total Annual Fund Operating Expenses (excluding, if applicable, any acquired fund fees and expenses, taxes, interest,

166 Prospectus Guardian Variable Products Trust

transaction costs and brokerage commissions, litigation and extraordinary expenses) do not exceed the following amounts of average daily net assets of the Funds:

Fund	Expense Limitation
Guardian Large Cap Fundamental Growth VIP Fund	0.98%
Guardian Large Cap Disciplined Growth VIP Fund	0.87%
Guardian Mid Cap Traditional Growth VIP Fund	1.08%
Guardian All Cap Core VIP Fund	0.91%
Guardian Strategic Large Cap Core VIP Fund	0.94%
Guardian Integrated Research VIP Fund	0.84%
Guardian Diversified Research VIP Fund	0.95%
Guardian Select Mid Cap Core VIP Fund	1.12%
Guardian Small-Mid Cap Core VIP Fund	1.08%
Guardian Equity Income VIP Fund	0.55%
Guardian Large Cap Disciplined Value VIP Fund	0.97%
Guardian Growth & Income VIP Fund	0.97%
Guardian Mid Cap Relative Value VIP Fund	1.09%
Guardian Small Cap Value Diversified VIP Fund	1.05%
Guardian Global Utilities VIP Fund	1.11%
Guardian International Growth VIP Fund	1.15%
Guardian International Equity VIP Fund	1.15%
Guardian Balanced Allocation VIP Fund	0.94%
Guardian Core Fixed Income VIP Fund	0.52%
Guardian Core Plus Fixed Income VIP Fund	0.82%
Guardian Multi-Sector Bond VIP Fund	0.96%
Guardian Short Duration Bond VIP Fund	0.45%
Guardian Total Return Bond VIP Fund	0.82%
Guardian U.S Government/Credit VIP Fund	0.74%

These expense limitations may not be increased or terminated prior to this time without Board action, may be terminated only upon approval of the Board, and are subject to the Manager's recoupment rights. The Manager may be entitled to recoupment of previously waived fees and reimbursed expenses from a Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any (i.e., if the Fund will be able to make the repayment, after accounting for the repayment, without exceeding the expense limitation in effect at the time of the waiver or reimbursement and without exceeding the expense limitation in effect at the time of the recoupment, if any). For purposes of the expense limitations, extraordinary expenses relate to costs associated with events or transactions that are unusual in their nature and infrequent in their occurrence. Please refer to the SAI for more information regarding the expense limitation agreement.

Fund Policies

How Shares are Priced

Shares in each of the Funds are offered and are redeemed at a price equal to their respective NAV per share.

The Funds calculate the value of their investments (also known as their NAV) at the close of regular trading on the New York Stock Exchange (the "Exchange" or "NYSE") (generally 4:00 pm Eastern time) every day the Exchange is open. Shares will not be priced on days that the Exchange is closed. The Funds value their portfolio securities for which market quotations are readily available at market value. These securities are valued at the last reported sale price on the principal exchange (e.g., NYSE) or market on which they are traded. If no sales are reported, these securities are valued at the mean between the closing bid and asked prices. Securities listed on NASDAQ will generally be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If the NASDAQ Official Closing Price is not available for a security, that security will typically be valued at the mean between the closing bid and ask prices.

Debt securities for which quoted bid prices are readily available are valued by an approved independent pricing service at the bid price. Debt securities for which quoted bid prices are not available will be valued by an approved independent

Guardian Variable Products Trust Prospectus 167

pricing service at an evaluated bid price. For debt securities not priced by an approved independent pricing service, the securities will be valued at the bid price provided by an independent broker-dealer, or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer, or may be "fair valued" in accordance with the procedures described below.

The Funds value securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in good faith in accordance with methodologies and procedures adopted by the Board and valuation policy and procedures adopted by the Manager (collectively, the "Valuation Procedures"). Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. The Valuation Procedures establish methodologies for the valuation of the Funds' portfolio securities and the day-to-day responsibility for fair value determinations is delegated to the Manager as valuation designee. The Manager has established a Fair Valuation Committee. Determinations of the Fair Valuation Committee are subject to Board oversight. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction between market participants at the measurement date, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Please see the SAI for additional information on how NAV is calculated.

How to Buy and Sell Shares

Purchases and redemptions of Fund shares are made by separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC"), which own the Funds' shares. Holders of GIAC's variable annuity and variable life insurance contracts seeking to allocate contract or policy value to or out of the Funds' shares should consult with GIAC. The GIAC separate accounts (the "Separate Accounts"), buy and sell shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. Each Fund sells and redeems shares to and from the Separate Accounts at the NAV next determined after the Separate Account's purchase or redemption order is accepted by GIAC on behalf of the Fund.

Each Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Fund will make payment within seven days after it receives an order from GIAC. A Fund may refuse to redeem shares or may postpone payment of proceeds during any period when: trading on the NYSE is restricted; the NYSE is closed for other than weekends and holidays; an emergency makes it not reasonably practicable for a Fund to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or as permitted by the Securities and Exchange Commission.

Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each Fund may access a line of credit or overdraft facility or borrow through other sources to meet redemption requests. Each Fund may also use these redemption methods if it believes, in its discretion, that it is in its best interest and in the best interest its remaining shareholders.

Each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time. See the prospectus for your Contract for more details about the allocation, transfer, and withdrawal provisions of your Contract.

Distribution and Service Agreement

Park Avenue Securities LLC (the "Distributor") serves as the distributor for the shares of each Fund. Fund shares are offered and redeemed at their NAV without any sales load. The Distributor is a wholly-owned subsidiary of Guardian Life, and is an affiliate of the Manager. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Distributor's principal office is located at 10 Hudson Yards, New York, NY 10001.

168 Prospectus Guardian Variable Products Trust

Distribution and Service Plan

Each Fund (except for Guardian Core Fixed Income VIP Fund, Guardian Equity Income VIP Fund and Guardian Short Duration Bond VIP Fund) has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, the shares of each Fund are charged an annual fee of 0.25% of the average daily net assets of the Fund to compensate the Distributor for providing various distribution and service-related activities for the benefit of Fund shareholders, including Contract owners with interests in the Funds. Because these fees are paid out of each Fund's assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges. The fees payable under the 12b-1 Plan are not calculated based on the actual expenses borne by the Distributor in carrying out its responsibilities under the 12b-1 Plan, which may be less than or greater than the amounts paid as compensation under the Plan. Under the 12b-1 Plan, payments for distribution and/or servicing of Fund shares can be made directly to GIAC or another life insurance company or other intermediary at the direction of the Distributor.

Market Timing/Disruptive Trading Policy

The interests of each Fund and its ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Manager or a Subadviser might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Contract owners that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by longer-term Contract owners. Dilution may also cause a Fund to incur other increased costs such as brokerage, custody and administration costs.

The Funds are not intended to be used as a vehicle for short-term trading, and the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Fund's shares in order to protect long-term owners of the Funds.

Under these policy and procedures, an investor may not make more than two round trip transfers (defined as the movement of money into and out of a Fund directed by a Contract owner) of $50,000 or more within any 30-day period. Further, each Fund reviews trading activity at the separate account level and determines whether the trading volume and/or amounts purchased or exchanged show a pattern of activity that may indicate market timing or other frequent trading or activity that may be harmful to the Fund. If GIAC determines that you are engaging in frequent transfer activity among investment options, GIAC may, without prior notice, limit, modify, restrict, suspend or eliminate your right to make transfers or allocation changes within your Contract. If the available information suggests that frequent trading may be taking place, GIAC may restrict a Contract owner's trading activity for any period of time or permanently. Although the Fund will use reasonable efforts to detect frequent trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Fund' ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC and its affiliates. Neither GIAC nor the Trust has any arrangements to permit or accommodate frequent or excessive short-term trading. For more information, please refer to the prospectus for your Contract.

Dividends and Distributions

Each of the Funds in the Trust is classified as a disregarded entity for U.S. federal income tax purposes. As such, the Funds are not required to distribute taxable income and capital gains in connection with maintaining their disregarded entity status for U.S. federal income tax purposes or under the Trust's dividends and distributions policy.

Tax Matters

Each Fund is classified as a disregarded entity for U.S. federal income tax purposes. Each Fund is not subject to income tax; and any income, gains, losses, deductions and credits of the Fund are instead taken into account by each Separate Account that invests in the Fund and retain the same character for U.S. federal income tax purposes. In addition, each Fund intends to comply with certain requirements set forth in Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as the related Treasury Regulations promulgated thereunder, including diversification and investor control provisions that apply to certain investment companies, partnerships or trusts underlying variable contracts.

Guardian Variable Products Trust Prospectus 169

Because Fund shares are held by the Separate Accounts of GIAC, no discussion is included here concerning the federal income tax consequences at the shareholder, policyholder or variable contract holder level. Contract owners should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of their Contracts, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. For information about the federal income tax consequences to purchasers of variable annuity contracts or variable life insurance policies, see the applicable prospectus for your Contract.

Payments to Financial Intermediaries

The Manager, the Distributor, or their affiliated entities, out of their own resources and without additional cost to the Funds or their shareholders, may make payments to GIAC, broker-dealers, or other financial intermediaries. The Funds may also make payments to GIAC and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that GIAC considers in including the Funds as underlying investment options in a Contract (or a rider to a Contract) and may create a conflict of interest. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Funds over another investment. GIAC may also pay fees to third parties in connection with distribution of the Contracts and for services provided to Contract owners. The Funds, the Manager, and the Distributor are not parties to these arrangements.

Ask your financial adviser, or contact your financial intermediary or financial advisor for more information. Contract owners should consult the prospectus and statement of additional information for their Contracts, which may include a discussion of these payments.

Other Information

Each Fund issues and sells its shares to the Separate Accounts. The Separate Accounts hold shares of mutual funds, including the Funds, which fund benefits under Contracts. With respect to matters to be voted on by shareholders of the Funds, GIAC, as the owner of the assets held in the Separate Accounts, is the record shareholder of the Funds and is entitled to vote its shares of the Funds. GIAC will vote outstanding shares of the Funds in accordance with instructions received from the owners of the Contracts, which have some or all of the contract or policy value invested in the Funds. GIAC will vote each Fund's shares attributable to Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Funds' shares that it owns directly because of its contributions or accumulations in the Separate Accounts through which GIAC offers the Contracts in proportion to the shares for which GIAC receives timely voting instructions. As a result of the proportional voting described here, a small number of contract owners may determine the outcome of a shareholder vote. For a shareholder meeting to go forward with respect to a Fund, there must be a quorum. This means that a quorum (one-third) of each Fund's shares entitled to vote on the proposal must be represented at a meeting either in person or by proxy. Because GIAC owns all the shares of the Funds, its presence at a meeting in person or by proxy will meet the quorum requirement for the Funds. The Funds offer shares to variable annuity contract and variable life insurance policy separate accounts. In accordance with the conditions of a related SEC exemptive order applicable to the Trust, the Board monitors for events to ensure that there are no material irreconcilable differences between or among the owners of variable annuity contracts and variable life insurance policies. If such a conflict should arise, one or more separate accounts may withdraw their investments in a Fund. This could possibly force a Fund to sell portfolio securities at disadvantageous prices. If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses Contract owners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The Funds may amend any of these documents or enter into (or amend) a contract with (or on behalf of) the Funds without shareholder approval, except where shareholder approval is specifically required. Further, neither shareholders nor Contract owners are intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the Manager or other parties who provide services to the Funds.

170 Prospectus Guardian Variable Products Trust

THIS PAGE IS INTENTIONALLY LEFT BLANK

Guardian Variable Products Trust Prospectus 171

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an owner would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial statements containing the financial highlights for all Funds have been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in each Fund's Form N-CSR, which is available upon request.

Financial Highlights

	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)[1]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return[2]
Guardian Large Cap Fundamental Growth VIP Fund:
Year Ended 12/31/24	$25.50	$(0.16)	$7.83	$7.67	$33.17	30.08%
Year Ended 12/31/23	$17.64	$(0.07)	$7.93	$7.86	$25.50	44.56%
Year Ended 12/31/22	$26.23	$(0.05)	$(8.54)	$(8.59)	$17.64	(32.75)%
Year Ended 12/31/21	$21.57	$(0.08)	$4.74	$4.66	$26.23	21.60%
Year Ended 12/31/20	$16.50	$(0.03)	$5.10	$5.07	$21.57	30.73%
Guardian Large Cap Disciplined Growth VIP Fund:
Year Ended 12/31/24	$27.88	$(0.10)	$8.14	$8.04	$35.92	28.84%
Year Ended 12/31/23	$19.65	$(0.04)	$8.27	$8.23	$27.88	41.88%
Year Ended 12/31/22	$28.69	$(0.03)	$(9.01)	$(9.04)	$19.65	(31.51)%
Year Ended 12/31/21	$23.83	$(0.09)	$4.95	$4.86	$28.69	20.39%
Year Ended 12/31/20	$17.47	$(0.02)	$6.38	$6.36	$23.83	36.41%
Guardian Integrated Research VIP Fund:
Year Ended 12/31/24	$21.43	$0.05	$5.49	$5.54	$26.97	25.85%
Year Ended 12/31/23	$17.24	$0.11	$4.08	$4.19	$21.43	24.30%
Year Ended 12/31/22	$21.86	$0.12	$(4.74)	$(4.62)	$17.24	(21.13)%
Year Ended 12/31/21	$17.06	$0.11	$4.69	$4.80	$21.86	28.14%
Year Ended 12/31/20	$14.31	$0.20[5]	$2.55	$2.75	$17.06	19.22%
Guardian Diversified Research VIP Fund:
Year Ended 12/31/24	$25.07	$0.09	$6.40	$6.49	$31.56	25.89%
Year Ended 12/31/23	$19.44	$0.11	$5.52	$5.63	$25.07	28.96%
Year Ended 12/31/22	$23.63	$0.11	$(4.30)	$(4.19)	$19.44	(17.73)%
Year Ended 12/31/21	$19.05	$0.08	$4.50	$4.58	$23.63	24.04%
Year Ended 12/31/20	$15.85	$0.08	$3.12	$3.20	$19.05	20.19%
Guardian Large Cap Disciplined Value VIP Fund:
Year Ended 12/31/24	$20.04	$0.16	$2.95	$3.11	$23.15	15.52%
Year Ended 12/31/23	$17.66	$0.16	$2.22	$2.38	$20.04	13.48%
Year Ended 12/31/22	$18.57	$0.18	$(1.09)	$(0.91)	$17.66	(4.90)%
Year Ended 12/31/21	$14.30	$0.12	$4.15	$4.27	$18.57	29.86%
Year Ended 12/31/20	$14.13	$0.19[6]	$(0.02)	$0.17	$14.30	1.20%
Guardian Growth & Income VIP Fund:
Year Ended 12/31/24	$20.27	$0.20	$2.03	$2.23	$22.50	11.00%
Year Ended 12/31/23	$18.17	$0.22	$1.88	$2.10	$20.27	11.56%
Year Ended 12/31/22	$19.17	$0.23	$(1.23)	$(1.00)	$18.17	(5.22)%
Year Ended 12/31/21	$14.95	$0.14	$4.08	$4.22	$19.17	28.23%
Year Ended 12/31/20	$14.64	$0.15	$0.16	$0.31	$14.95	2.12%
Guardian Mid Cap Traditional Growth VIP Fund:
Year Ended 12/31/24	$22.58	$(0.05)	$3.27	$3.22	$25.80	14.26%
Year Ended 12/31/23	$19.30	$(0.02)[7]	$3.30	$3.28	$22.58	16.99%
Year Ended 12/31/22	$23.32	$(0.06)	$(3.96)	$(4.02)	$19.30	(17.24)%
Year Ended 12/31/21	$19.91	$(0.05)	$3.46	$3.41	$23.32	17.13%
Year Ended 12/31/20	$16.71	$(0.04)	$3.24	$3.20	$19.91	19.15%
Guardian Mid Cap Relative Value VIP Fund:
Year Ended 12/31/24	$19.16	$0.21	$2.02	$2.23	$21.39	11.64%
Year Ended 12/31/23	$17.56	$0.17	$1.43	$1.60	$19.16	9.11%
Year Ended 12/31/22	$18.45	$0.14	$(1.03)	$(0.89)	$17.56	(4.82)%
Year Ended 12/31/21	$14.32	$0.05	$4.08	$4.13	$18.45	28.84%
Year Ended 12/31/20	$13.93	$0.09	$0.30	$0.39	$14.32	2.80%

172 Prospectus Guardian Variable Products Trust

	Ratios/Supplemental Data
	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate
Guardian Large Cap Fundamental Growth VIP Fund:
Year Ended 12/31/24	$197,673	0.99%	0.99%	(0.51)%	(0.51)%	56%
Year Ended 12/31/23	$246,918	0.96%	0.96%	(0.31)%	(0.31)%	98%
Year Ended 12/31/22	$253,603	0.93%	0.93%	(0.25)%	(0.25)%	31%
Year Ended 12/31/21	$348,302	0.91%	0.91%	(0.34)%	(0.34)%	21%
Year Ended 12/31/20	$339,890	1.00%	1.00%	(0.18)%	(0.18)%	20%
Guardian Large Cap Disciplined Growth VIP Fund:
Year Ended 12/31/24	$391,778	0.87%	0.92%	(0.31)%	(0.36)%	33%
Year Ended 12/31/23	$450,987	0.87%	0.91%	(0.16)%	(0.20)%	37%
Year Ended 12/31/22	$439,541	0.87%	0.89%	(0.15)%	(0.17)%	38%
Year Ended 12/31/21	$622,763	0.87%	0.87%	(0.34)%	(0.34)%	28%
Year Ended 12/31/20	$621,402	0.87%	0.89%	(0.12)%	(0.14)%	24%
Guardian Integrated Research VIP Fund:
Year Ended 12/31/24	$285,924	0.85%	0.85%	0.22%	0.22%	30%
Year Ended 12/31/23	$343,008	0.84%	0.84%	0.59%	0.59%	28%
Year Ended 12/31/22	$353,901	0.84%	0.84%	0.68%	0.68%	24%
Year Ended 12/31/21	$321,218	0.86%	0.91%	0.53%	0.48%	274%[4]
Year Ended 12/31/20	$12,432	0.96%	2.08%	1.36%[5]	0.24%[5]	61%
Guardian Diversified Research VIP Fund:
Year Ended 12/31/24	$114,171	0.96%	1.02%	0.32%	0.26%	52%
Year Ended 12/31/23	$137,748	0.96%	1.00%	0.51%	0.47%	39%
Year Ended 12/31/22	$141,042	0.96%	0.99%	0.53%	0.50%	45%
Year Ended 12/31/21	$192,042	0.95%	0.95%	0.36%	0.36%	44%
Year Ended 12/31/20	$193,384	1.01%	1.02%	0.52%	0.51%	76%
Guardian Large Cap Disciplined Value VIP Fund:
Year Ended 12/31/24	$91,947	0.97%	1.08%	0.70%	0.59%	56%
Year Ended 12/31/23	$137,092	0.97%	1.02%	0.88%	0.83%	56%
Year Ended 12/31/22	$153,193	0.97%	0.98%	1.01%	1.00%	33%
Year Ended 12/31/21	$219,108	0.97%	0.97%	0.71%	0.71%	45%
Year Ended 12/31/20	$223,410	0.97%	1.02%	1.53%[6]	1.48%[6]	73%
Guardian Growth & Income VIP Fund:
Year Ended 12/31/24	$107,962	0.97%	1.05%	0.90%	0.82%	45%
Year Ended 12/31/23	$136,191	0.96%	1.03%	1.17%	1.10%	41%
Year Ended 12/31/22	$143,039	0.96%	0.99%	1.25%	1.22%	39%
Year Ended 12/31/21	$193,598	0.97%	0.98%	0.82%	0.81%	26%
Year Ended 12/31/20	$198,155	1.01%	1.03%	1.17%	1.15%	36%
Guardian Mid Cap Traditional Growth VIP Fund:
Year Ended 12/31/24	$50,801	1.09%	1.33%	(0.21)%	(0.45)%	13%
Year Ended 12/31/23	$77,971	1.09%	1.24%	(0.11)%[7]	(0.26)%[7]	19%
Year Ended 12/31/22	$88,420	1.10%	1.21%	(0.29)%	(0.40)%	16%
Year Ended 12/31/21	$123,102	1.10%	1.17%	(0.24)%	(0.31)%	10%
Year Ended 12/31/20	$130,558	1.10%	1.23%	(0.25)%	(0.38)%	19%
Guardian Mid Cap Relative Value VIP Fund:
Year Ended 12/31/24	$112,597	1.08%	1.12%	0.99%	0.95%	14%
Year Ended 12/31/23	$153,806	1.08%	1.08%	0.97%	0.97%	23%
Year Ended 12/31/22	$173,859	1.05%	1.05%	0.83%	0.83%	24%
Year Ended 12/31/21	$237,063	1.05%	1.05%	0.32%	0.32%	31%
Year Ended 12/31/20	$244,930	1.06%	1.11%	0.70%	0.65%	56%

1  Calculated based on the average shares outstanding during the period.

2  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

3  Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and recoupments, if any.

4  The Fund's portfolio turnover rate during the year reflects higher purchase and sale activities due to a significant inflow of assets into the fund.

5  Reflects a special dividend paid out during the year by one of the Fund's holdings. Had the Fund not received the special dividend, the Net Investment Income per share would have been $0.11, the Net Ratio of Net Investment Income to Average Net Assets would have been 0.76%, and the Gross Ratio of Net Investment Income/(Loss) to Average Net Assets would have been (0.36)%.

6  Reflects a special dividend paid out during the year by one of the Fund's holdings. Had the Fund not received the special dividend, the Net Investment Income per share would have been $0.14, the Net Ratio of Net Investment Income to Average Net Assets would have been 1.15%, and the Gross Ratio of Net Investment Income/(Loss) to Average Net Assets would have been 1.10%.

7  Reflects a special dividend paid out during the year by one of the Fund's holdings. Had the Fund not received the special dividend, the Net Investment Loss per share would have been $(0.04), the Net Ratio of Net Investment Loss to Average Net Assets would have been (0.17)%, and the Gross Ratio of Net Investment Loss to Average Net Assets would have been (0.32)%.
Guardian Variable Products Trust Prospectus 173

Financial Highlights (Continued)

Financial Highlights

	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)[1]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return[2]
Guardian International Growth VIP Fund:
Year Ended 12/31/24	$16.01	$0.06	$0.79	$0.85	$16.86	5.31%
Year Ended 12/31/23	$13.78	$0.10	$2.13	$2.23	$16.01	16.18%
Year Ended 12/31/22	$19.21	$0.05	$(5.48)	$(5.43)	$13.78	(28.27)%
Year Ended 12/31/21	$17.34	$(0.01)	$1.88	$1.87	$19.21	10.78%
Year Ended 12/31/20	$13.53	$(0.00)[4]	$3.81	$3.81	$17.34	28.16%
Guardian International Equity VIP Fund:
Year Ended 12/31/24	$13.16	$0.21	$0.35	$0.56	$13.72	4.26%
Year Ended 12/31/23	$11.39	$0.18	$1.59	$1.77	$13.16	15.54%
Year Ended 12/31/22	$13.87	$0.15	$(2.63)	$(2.48)	$11.39	(17.88)%
Year Ended 12/31/21	$13.16	$0.30[6]	$0.41	$0.71	$13.87	5.40%
Year Ended 12/31/20	$12.15	$0.12	$0.89	$1.01	$13.16	8.31%
Guardian Core Plus Fixed Income VIP Fund:
Year Ended 12/31/24	$10.50	$0.47	$(0.22)	$0.25	$10.75	2.38%
Year Ended 12/31/23	$9.93	$0.41	$0.16	$0.57	$10.50	5.74%
Year Ended 12/31/22	$11.58	$0.26	$(1.91)	$(1.65)	$9.93	(14.25)%
Year Ended 12/31/21	$11.58	$0.16	$(0.16)	$0.00	$11.58	0.00%
Year Ended 12/31/20	$10.78	$0.24	$0.56	$0.80	$11.58	7.42%
Guardian Multi-Sector Bond VIP Fund:
Year Ended 12/31/24	$9.44	$0.44	$(0.30)	$0.14	$9.58	1.48%
Year Ended 12/31/23	$9.00	$0.35	$0.09	$0.44	$9.44	4.89%
Year Ended 12/31/22	$10.74	$0.26	$(2.00)	$(1.74)	$9.00	(16.20)%
Year Ended 12/31/21	$10.74	$0.21	$(0.21)	$0.00	$10.74	0.00%
Year Ended 12/31/20	$10.03	$0.14	$0.57	$0.71	$10.74	7.08%
Guardian Total Return Bond VIP Fund:
Year Ended 12/31/24	$9.44	$0.43	$(0.26)	$0.17	$9.61	1.80%
Year Ended 12/31/23	$8.98	$0.36	$0.10	$0.46	$9.44	5.12%
Year Ended 12/31/22	$10.61	$0.24	$(1.87)	$(1.63)	$8.98	(15.36)%
Year Ended 12/31/21	$10.70	$0.18	$(0.27)	$(0.09)	$10.61	(0.84)%
Year Ended 12/31/20	$10.03	$0.14	$0.53	$0.67	$10.70	6.68%
Guardian Small Cap Value Diversified VIP Fund:
Year Ended 12/31/24	$12.42	$0.05	$0.89	$0.94	$13.36	7.57%
Year Ended 12/31/23	$10.62	$0.05	$1.75	$1.80	$12.42	16.95%
Year Ended 12/31/22	$13.42	$0.03	$(2.83)	$(2.80)	$10.62	(20.86)%
Year Ended 12/31/21	$11.40	$0.00[7]	$2.02	$2.02	$13.42	17.72%
Year Ended 12/31/20	$11.13	$0.05	$0.22	$0.27	$11.40	2.43%
Guardian Global Utilities VIP Fund:
Year Ended 12/31/24	$12.46	$0.36	$1.85	$2.21	$14.67	17.74%
Year Ended 12/31/23	$12.33	$0.33	$(0.20)	$0.13	$12.46	1.05%
Year Ended 12/31/22	$12.45	$0.28	$(0.40)	$(0.12)	$12.33	(0.96)%
Year Ended 12/31/21	$10.70	$0.28	$1.47	$1.75	$12.45	16.36%
Year Ended 12/31/20	$10.27	$0.23	$0.20	$0.43	$10.70	4.19%
Guardian U.S. Government/Credit VIP Fund:
Year Ended 12/31/24	$9.80	$0.35	$(0.18)	$0.17	$9.97	1.73%
Year Ended 12/31/23	$9.42	$0.29	$0.09	$0.38	$9.80	4.03%
Year Ended 12/31/22	$10.27	$0.11	$(0.96)	$(0.85)	$9.42	(8.28)%
Year Ended 12/31/21	$10.53	$0.06	$(0.32)	$(0.26)	$10.27	(2.47)%
Year Ended 12/31/20	$10.00	$0.09	$0.44	$0.53	$10.53	5.30%

174 Prospectus Guardian Variable Products Trust

	Ratios/Supplemental Data
	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate
Guardian International Growth VIP Fund:
Year Ended 12/31/24	$78,982	1.17%	1.32%	0.38%	0.23%	27%
Year Ended 12/31/23	$103,863	1.18%	1.26%	0.68%	0.60%	50%
Year Ended 12/31/22	$114,662	1.18%	1.21%	0.35%	0.32%	40%
Year Ended 12/31/21	$148,827	1.17%	1.17%	(0.05)%	(0.05)%	31%
Year Ended 12/31/20	$146,998	1.18%	1.24%	(0.00)%[5]	(0.06)%	25%
Guardian International Equity VIP Fund:
Year Ended 12/31/24	$225,569	1.11%	1.18%	1.51%	1.44%	32%
Year Ended 12/31/23	$293,610	1.08%	1.15%	1.47%	1.40%	29%
Year Ended 12/31/22	$325,012	1.08%	1.12%	1.30%	1.26%	136%
Year Ended 12/31/21	$411,907	1.06%	1.13%	2.20%[6]	2.13%[6]	40%
Year Ended 12/31/20	$234,233	1.00%	1.18%	1.03%	0.85%	38%
Guardian Core Plus Fixed Income VIP Fund:
Year Ended 12/31/24	$169,432	0.81%	0.88%	4.45%	4.38%	123%
Year Ended 12/31/23	$224,645	0.81%	0.84%	4.02%	3.99%	137%
Year Ended 12/31/22	$253,133	0.81%	0.81%	2.46%	2.46%	198%
Year Ended 12/31/21	$345,332	0.80%	0.80%	1.42%	1.42%	181%
Year Ended 12/31/20	$341,827	0.80%	0.83%	2.12%	2.09%	183%
Guardian Multi-Sector Bond VIP Fund:
Year Ended 12/31/24	$183,310	0.94%	0.94%	4.61%	4.61%	186%
Year Ended 12/31/23	$218,799	0.91%	0.91%	3.88%	3.88%	343%
Year Ended 12/31/22	$232,593	0.88%	0.88%	2.68%	2.68%	182%
Year Ended 12/31/21	$315,505	0.87%	0.87%	1.99%	1.99%	172%
Year Ended 12/31/20	$306,696	0.89%	0.89%	1.38%	1.38%	163%
Guardian Total Return Bond VIP Fund:
Year Ended 12/31/24	$220,231	0.79%	0.85%	4.51%	4.45%	201%
Year Ended 12/31/23	$254,039	0.79%	0.82%	3.94%	3.91%	324%
Year Ended 12/31/22	$266,370	0.79%	0.80%	2.54%	2.53%	154%
Year Ended 12/31/21	$355,203	0.79%	0.79%	1.68%	1.68%	155%
Year Ended 12/31/20	$333,391	0.79%	0.81%	1.40%	1.38%	112%
Guardian Small Cap Value Diversified VIP Fund:
Year Ended 12/31/24	$190,873	1.05%	1.07%	0.38%	0.36%	28%
Year Ended 12/31/23	$249,027	1.05%	1.05%	0.42%	0.42%	48%
Year Ended 12/31/22	$246,525	1.04%	1.04%	0.23%	0.23%	48%
Year Ended 12/31/21	$284,144	1.04%	1.04%	0.01%	0.01%	45%
Year Ended 12/31/20	$337,527	1.05%	1.05%	0.53%	0.53%	69%
Guardian Global Utilities VIP Fund:
Year Ended 12/31/24	$47,958	1.04%	1.30%	2.62%	2.36%	29%
Year Ended 12/31/23	$58,290	1.03%	1.23%	2.77%	2.57%	34%
Year Ended 12/31/22	$64,331	1.03%	1.21%	2.29%	2.11%	14%
Year Ended 12/31/21	$88,121	1.03%	1.16%	2.38%	2.25%	22%
Year Ended 12/31/20	$84,619	1.03%	1.22%	2.35%	2.16%	43%
Guardian U.S. Government/Credit VIP Fund:
Year Ended 12/31/24	$156,955	0.74%	0.88%	3.56%	3.42%	228%
Year Ended 12/31/23	$184,462	0.75%	0.85%	3.07%	2.97%	369%[8]
Year Ended 12/31/22	$201,323	0.75%	0.83%	1.18%	1.10%	52%
Year Ended 12/31/21	$273,908	0.75%	0.82%	0.61%	0.54%	64%
Year Ended 12/31/20	$263,190	0.75%	0.84%	0.84%	0.75%	76%

1  Calculated based on the average shares outstanding during the period.

2  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

3  Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations.

4  Rounds to $(0.00) per share.

5  Rounds to (0.00)%.

6  Reflects a special dividend paid out during the year by one of the Fund's holdings. Had the Fund not received the special dividend, the Net Investment Income per share would have been $0.19, the Net Ratio of Net Investment Income to Average Net Assets would have been 1.37%, and the Gross Ratio of Net Investment Income to Average Net Assets would have been 1.30%.

7  Rounds to $0.00 per share.

8  The Fund's portfolio turnover rate during the year reflects higher purchase and sale activities due to a significant inflow of assets into the Fund.

Guardian Variable Products Trust Prospectus 175

Financial Highlights (Continued)

Financial Highlights

	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)[1]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return[2]
Guardian All Cap Core VIP Fund:
Year Ended 12/31/24	$10.40	$0.05	$2.04	$2.09	$12.49	20.10%
Year Ended 12/31/23	$8.46	$0.07	$1.87	$1.94	$10.40	22.93%
Year Ended 12/31/22	$10.26	$0.07	$(1.87)	$(1.80)	$8.46	(17.54)%
Period Ended 12/31/21[4]	$10.00	$0.01	$0.25	$0.26	$10.26	2.60%[5]
Guardian Select Mid Cap Core VIP Fund:
Year Ended 12/31/24	$10.06	$0.08	$1.17	$1.25	$11.31	12.43%
Year Ended 12/31/23	$8.65	$0.06	$1.35	$1.41	$10.06	16.30%
Year Ended 12/31/22	$10.08	$0.06	$(1.49)	$(1.43)	$8.65	(14.19)%
Period Ended 12/31/21[4]	$10.00	$0.02	$0.06	$0.08	$10.08	0.80%[5]
Guardian Small-Mid Cap Core VIP Fund:
Year Ended 12/31/24	$9.66	$0.01	$0.60	$0.61	$10.27	6.31%
Year Ended 12/31/23	$8.33	$0.01	$1.32	$1.33	$9.66	15.97%
Year Ended 12/31/22	$10.09	$(0.01)	$(1.75)	$(1.76)	$8.33	(17.44)%
Period Ended 12/31/21[4]	$10.00	$(0.00)[6]	$0.09	$0.09	$10.09	0.90%[5]
Guardian Strategic Large Cap Core VIP Fund:
Year Ended 12/31/24	$11.15	$0.07	$2.13	$2.20	$13.35	19.73%
Year Ended 12/31/23	$9.28	$0.08	$1.79	$1.87	$11.15	20.15%
Year Ended 12/31/22	$10.32	$0.08	$(1.12)	$(1.04)	$9.28	(10.08)%
Period Ended 12/31/21[4]	$10.00	$0.01	$0.31	$0.32	$10.32	3.20%[5]
Guardian Balanced Allocation VIP Fund:
Year Ended 12/31/24	$11.15	$0.17	$1.37	$1.54	$12.69	13.81%
Year Ended 12/31/23	$9.46	$0.14	$1.55	$1.69	$11.15	17.86%
Period Ended 12/31/22[7]	$10.00	$0.07	$(0.61)	$(0.54)	$9.46	(5.40)%[8]
Guardian Core Fixed Income VIP Fund:
Year Ended 12/31/24	$10.14	$0.47	$(0.32)	$0.15	$10.29	1.48%
Year Ended 12/31/23	$9.61	$0.40	$0.13	$0.53	$10.14	5.52%
Period Ended 12/31/22[7]	$10.00	$0.22	$(0.61)	$(0.39)	$9.61	(3.90)%[8]
Guardian Equity Income VIP Fund:
Year Ended 12/31/24	$11.02	$0.28	$0.83	$1.11	$12.13	10.07%
Year Ended 12/31/23	$10.26	$0.27	$0.49	$0.76	$11.02	7.41%
Period Ended 12/31/22[7]	$10.00	$0.18	$0.08	$0.26	$10.26	2.60%[8]
Guardian Short Duration Bond VIP Fund:
Year Ended 12/31/24	$10.17	$0.50	$(0.02)	$0.48	$10.65	4.72%
Year Ended 12/31/23	$9.77	$0.40	$(0.00)[6]	$0.40	$10.17	4.09%
Period Ended 12/31/22[7]	$10.00	$0.20	$(0.43)	$(0.23)	$9.77	(2.30)%[8]

176 Prospectus Guardian Variable Products Trust

	Ratios/Supplemental Data
	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate
Guardian All Cap Core VIP Fund:
Year Ended 12/31/24	$180,632	0.82%	0.83%	0.46%	0.45%	33%
Year Ended 12/31/23	$174,465	0.78%	0.83%	0.72%	0.67%	32%
Year Ended 12/31/22	$159,185	0.78%	0.85%	0.78%	0.71%	37%
Period Ended 12/31/21[4]	$31,370	0.38%[5]	1.14%[5]	1.06%[5]	0.30%[5]	7%[5]
Guardian Select Mid Cap Core VIP Fund:
Year Ended 12/31/24	$189,736	0.92%	0.94%	0.74%	0.72%	47%
Year Ended 12/31/23	$223,923	0.87%	0.92%	0.64%	0.59%	56%
Year Ended 12/31/22	$218,099	0.87%	0.90%	0.69%	0.66%	74%
Period Ended 12/31/21[4]	$261,849	0.82%[5]	0.90%[5]	0.96%[5]	0.88%[5]	93%[5]
Guardian Small-Mid Cap Core VIP Fund:
Year Ended 12/31/24	$239,161	0.99%	1.01%	0.08%	0.06%	40%
Year Ended 12/31/23	$295,409	0.93%	0.99%	0.07%	0.01%	49%
Year Ended 12/31/22	$290,578	0.93%	0.97%	(0.15)%	(0.19)%	39%
Period Ended 12/31/21[4]	$385,128	0.90%[5]	0.98%[5]	(0.12)%[5]	(0.20)%[5]	59%[5]
Guardian Strategic Large Cap Core VIP Fund:
Year Ended 12/31/24	$211,842	0.89%	0.92%	0.60%	0.57%	33%
Year Ended 12/31/23	$251,878	0.84%	0.90%	0.78%	0.72%	38%
Year Ended 12/31/22	$270,461	0.84%	0.87%	0.80%	0.77%	45%
Period Ended 12/31/21[4]	$372,001	0.81%[5]	0.89%[5]	0.82%[5]	0.74%[5]	80%[5]
Guardian Balanced Allocation VIP Fund:
Year Ended 12/31/24	$219,177	0.89%	0.89%	1.39%	1.39%	82%
Year Ended 12/31/23	$221,902	0.88%	0.88%	1.41%	1.41%	93%
Period Ended 12/31/22[7]	$214,197	0.86%[8]	0.86%[8]	1.17%[8]	1.17%[8]	59%[8]
Guardian Core Fixed Income VIP Fund:
Year Ended 12/31/24	$371,273	0.52%	0.56%	4.58%	4.54%	205%
Year Ended 12/31/23	$424,554	0.50%	0.54%	4.13%	4.09%	316%
Period Ended 12/31/22[7]	$449,805	0.50%[8]	0.52%[8]	3.41%[8]	3.39%[8]	90%[8]
Guardian Equity Income VIP Fund:
Year Ended 12/31/24	$124,272	0.63%	0.67%	2.38%	2.34%	37%
Year Ended 12/31/23	$138,875	0.55%	0.65%	2.60%	2.50%	37%
Period Ended 12/31/22[7]	$143,109	0.54%[8]	0.64%[8]	2.68%[8]	2.58%[8]	36%[8]
Guardian Short Duration Bond VIP Fund:
Year Ended 12/31/24	$149,203	0.49%	0.63%	4.82%	4.68%	185%
Year Ended 12/31/23	$170,052	0.50%	0.59%	4.07%	3.98%	274%
Period Ended 12/31/22[7]	$186,598	0.49%[8]	0.58%[8]	3.00%[8]	2.91%[8]	61%[8]

1  Calculated based on the average shares outstanding during the period.

2  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

3  Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations.

4  Commenced operations on October 25, 2021.

5  Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2021, certain non-recurring fees (i.e., audit fees) are not annualized.

6  Rounds to $(0.00) per share.

7  Commenced operations on May 2, 2022.

8  Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2022, certain non-recurring fees (i.e., audit fees) are not annualized.

Guardian Variable Products Trust Prospectus 177

ADDITIONAL INFORMATION

The Funds are available only to Contract owners. Please refer to your variable annuity contract or variable life insurance policy prospectus for information regarding your contract or policy. You'll find more information about the Funds in the following documents:

Reports

Additional information about a Fund's investments is available in the Funds' reports filed on Form N-CSR. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. In the Funds' Form N-CSR, you will find the Funds' annual and semi-annual financial statements. The Funds' reports filed on Form N-CSR may contain a summary schedule of investments for the Funds. A complete schedule of investments may be obtained as noted below.

Statement of Additional Information

The Funds' Statement of Additional Information ("SAI") also provides additional information about each Fund's investments, strategies and risks and a more detailed description of certain Trust policies and procedures. The SAI is considered to be part of this Prospectus because it is incorporated herein by reference.

How to Obtain Documents

This Prospectus, the SAI and other regulatory documents of the Trust, and other information such as the Funds' financial statements, are available, free of charge, on the Trust's website https://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses/ or, contract owners of variable life insurance policies may call our Customer Service Office at 1-888-GUARDIAN (1-888-482-7342). Contract owners of variable annuity contracts may obtain these documents and other information by calling 1-800-830-4147. You can also obtain these documents, reports and other information by contacting the SEC's Public Reference Room, as described below. The SEC may charge you a fee for this information.

Fund Holdings Information

A description of the Funds' policies and procedures with respect to the disclosure of each Fund's investments is included in the SAI. Fund holdings information can be reviewed online at: https://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses/

Contact Information

If you have any questions about any of the Funds or would like to view or obtain a copy of the Prospectus, SAI or Form N-CSR at no cost, you may:

View Documents Online – https://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses/
Call for a Copy – 1-888-GUARDIAN (1-888-482-7342) (variable life insurance policy owners); or 1-800-830-4147 (variable annuity contract owners)

How to Contact the SEC

You may access reports and other information about the Trust on the EDGAR Database on the SEC's webpage at www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by e-mailing your request to publicinfo@sec.gov.

The investment company registration number of Guardian Variable Products Trust, of which the Funds are series, is SEC File Number 811-23148.

The Guardian Life Insurance Company of America New York, NY 10001-2159

Guardian Variable Products Trust

Statement of Additional Information

May 1, 2025

U.S. Growth

Guardian Large Cap Fundamental Growth VIP Fund

Guardian Large Cap Disciplined Growth VIP Fund

Guardian Mid Cap Traditional Growth VIP Fund

U.S. Core

Guardian All Cap Core VIP Fund
Guardian Strategic Large Cap Core VIP Fund

Guardian Integrated Research VIP Fund

Guardian Diversified Research VIP Fund

Guardian Select Mid Cap Core VIP Fund
Guardian Small-Mid Cap Core VIP Fund

U.S. Value

Guardian Equity Income VIP Fund

Guardian Large Cap Disciplined Value VIP Fund

Guardian Growth & Income VIP Fund

Guardian Mid Cap Relative Value VIP Fund

Guardian Small Cap Value Diversified VIP Fund (formerly known as Guardian Small Cap Core VIP Fund)

Sector

Guardian Global Utilities VIP Fund

International

Guardian International Growth VIP Fund

Guardian International Equity VIP Fund

Balanced

Guardian Balanced Allocation VIP Fund

Fixed Income

Guardian Core Fixed Income VIP Fund

Guardian Core Plus Fixed Income VIP Fund

Guardian Multi-Sector Bond VIP Fund

Guardian Short Duration Bond VIP Fund

Guardian Total Return Bond VIP Fund

Guardian U.S. Government/Credit VIP Fund (formerly known as Guardian U.S. Government Securities VIP Fund)

Although not a prospectus, this Statement of Additional Information (the “SAI”) supplements the information contained in the prospectus dated May 1, 2025 for shares of Guardian Variable Products Trust (the “Trust”), as may be amended or supplemented from time to time (the “Prospectus”). This SAI has been filed with the Securities and Exchange Commission (“SEC”), as part of the Trust’s registration statement, and is incorporated by reference in, is made a part of, and should be read in conjunction with, the Prospectus.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or Park Avenue Securities LLC (the “Distributor”). This SAI and the Prospectus do not constitute an offer by the Trust or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction. There are no exchange ticker symbols associated with shares of the series of the Trust listed above (each, a “Fund,” and, collectively, the “Funds”).

The financial statements of the applicable Funds, and the related reports of PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, as presented in the Funds’ report filed on Form N-CSR, are incorporated by reference into this SAI.

Copies of the Prospectus, SAI and/or shareholder reports are available without charge. Owners of variable life insurance policies may obtain these documents and other information by calling 1-888-GUARDIAN (1-888-482-7342) or by writing to: The Guardian Insurance & Annuity Company, Inc., Customer Service Office, P.O. Box 981592, El Paso, TX 79998-1592. Owners of variable annuity contracts may obtain these documents and other information by calling 1-800-830-4147 or by writing to: Talcott Resolution - Annuity Service Operations, P.O. Box 14293, Lexington, KY 40512-4293. You may also access this information on the Trust’s website: https://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses/.

Shares of the Funds are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (each, a “Contract”). The availability of the Funds as investment options may vary by Contract and jurisdiction.

Introduction

Guardian Variable Products Trust, organized as a Delaware statutory trust and established on January 12, 2016, is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust offers shares of the Funds to insurance company separate accounts (“Separate Accounts”) funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”). Each Fund will operate in a manner consistent with its classification as a “diversified company,” as that term is defined in the 1940 Act, with the exception of Guardian Large Cap Fundamental Growth VIP Fund and Guardian Large Cap Disciplined Growth VIP Fund, which are non-diversified. Additional series of the Trust and share classes may be established and designated from time to time.

As disclosed in the Prospectus, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.

The Board of Trustees of the Trust (the “Board”) provides general oversight of the Funds’ operations. Park Avenue Institutional Advisers LLC, a Delaware limited liability company (“Park Avenue” or the “Manager”), serves as the manager of each Fund pursuant to an investment management agreement between the Trust, on behalf of the Funds, and the Manager. The Manager has delegated responsibility for the day-to-day investment management of the Funds to the Subadvisers (as defined below), subject to the oversight and supervision of the Manager.

The Manager, on behalf of the following Funds, has entered into subadvisory agreements with the subadvisers listed below (each, a “Subadviser,” and, collectively, the “Subadvisers”) to manage the Funds’ day-to-day investment operations:

Subadviser	Fund
Wellington Management Company LLP (“Wellington”)	Guardian Balanced Allocation VIP Fund
Guardian Equity Income VIP Fund Guardian Global Utilities VIP Fund Guardian Large Cap Disciplined Growth VIP Fund
Guardian Integrated Research VIP Fund
Massachusetts Financial Services Company (“MFS”)	Guardian All Cap Core VIP Fund Guardian Total Return Bond VIP Fund
Putnam Investment Management, LLC (“Putnam”)	Guardian Diversified Research VIP Fund
Boston Partners Global Investors, Inc. (“Boston Partners”)	Guardian Large Cap Disciplined Value VIP Fund Guardian Small Cap Value Diversified VIP Fund (formerly known as Guardian Small Cap Core VIP Fund)
AllianceBernstein L.P. (“AllianceBernstein” or “AB”)	Guardian Growth & Income VIP Fund Guardian Strategic Large Cap Core VIP Fund
Janus Henderson Investors US LLC (“Janus”)	Guardian Mid Cap Traditional Growth VIP Fund Guardian Multi-Sector Bond VIP Fund
FIAM LLC (“FIAM”)	Guardian Large Cap Fundamental Growth VIP Fund Guardian Select Mid Cap Core VIP Fund Guardian Core Fixed Income VIP Fund
Allspring Global Investments, LLC (“Allspring”)	Guardian Mid Cap Relative Value VIP Fund Guardian Small-Mid Cap Core VIP Fund Guardian Short Duration Bond VIP Fund
J.P. Morgan Investment Management Inc. (“JPMIM”)	Guardian International Growth VIP Fund
Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.”) (collectively, “Schroders”)	Guardian International Equity VIP Fund
Lord, Abbett & Co. LLC (“Lord Abbett”)	Guardian Core Plus Fixed Income VIP Fund Guardian U.S. Government/Credit VIP Fund (formerly known as Guardian U.S. Government Securities VIP Fund)

These agreements are referred to as “Subadvisory Agreements.” No Subadviser is an affiliate of the Manager.

Additional Information Regarding Investment Strategies and Techniques of the Funds

Each Fund’s investment objective(s), principal investment strategies and principal risks are discussed in the Prospectus, which identifies the types of securities or other instruments in which each Fund invests principally and summarizes the principal risks to the Fund’s portfolio as a whole associated with such investments. The following discussion provides additional information about certain of those principal investment strategies and principal risks. The following discussion also provides information about other investment strategies, methods and techniques that the Subadviser may employ in managing a Fund as well as the related risks. To the extent that a security or other instrument or strategy, method or technique discussed below is not described in the Prospectus, the Subadviser may invest in such instrument or employ such strategy, method or technique as a non-principal investment strategy. Each Fund may invest in these types of instruments or engage in these types of transactions, subject to its investment objective(s) and fundamental and non-fundamental investment policies. A Fund is not required to invest in any or all of the types of securities or other instruments described below.

From time to time, volatility and distress in economies, financial markets, and labor and health conditions around the world may subject a Fund’s investments and a shareholder’s investment in a Fund to sudden and substantial losses and reduced yield and/or income. Investors should also be aware that geopolitical tensions and armed conflict could also negatively impact markets as well as investments held by a Fund. These issues could lead to, among others, (1) possible imposition of market controls or currency exchange controls; (2) possible seizure, expropriation or nationalization of assets; (3) the possibility that a foreign government could restrict an issuer from paying principal and interest on its debt obligations to investors outside the country; or (4) economic sanctions or other similar measures or international trade barriers by the United States or other governments. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and/or other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. These types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and conditions across the global economy and financial markets, including, but not limited to, reduced liquidity, supply chain disruptions, increased market volatility, and increased general uncertainty, which could negatively affect a Fund’s performance or operations.

Borrowing. Each Fund may borrow money to the extent permitted under the 1940 Act and the rules and regulations thereunder. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. In the event that a Fund’s “asset coverage” (as defined in the 1940 Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

A Fund’s borrowing may be unsecured. Money borrowed will be subject to interest and other costs (which may include commitment fees to maintain a line of credit and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. Either of these requirements would increase the cost of borrowing over the stated interest rate, which may or may not be recovered by appreciation of any securities purchased. The cost of borrowing may reduce a Fund’s return.

Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the risks associated with leveraging. Borrowing tends to exaggerate the effect on a Fund’s NAV per share of any changes in the market value of the Fund’s portfolio securities. If a Fund borrows money, its share price may be subject to greater volatility until the borrowing is paid off.

Collateralized Loan Obligations and Collateralized Debt Obligations. A collateralized loan obligation (“CLO”) is a special purpose entity that issues securities collateralized by a pool of primarily commercial loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry the same risks as investments in loans directly, as well as other risks, including interest rate risk, credit and liquidity and valuation risks, and the risk of default. CLOs issue classes or “tranches” that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The most subordinated tranche (often referred to as the “equity” of the CLO) has the highest potential yield but also has the greatest risk relative to other tranches, as default on the underlying loans are borne first by the most subordinated tranche, thus providing the more senior tranches a cushion from losses. However, despite the cushion from the equity and more junior tranches, more senior tranches can experience substantial losses due to defaults or other losses on the assets which exceed those of the more junior tranches. A CLO may experience substantial losses attributable to loan defaults. A Fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches, (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. Investments in, or exposure to, loans that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants or other financial protections than certain other types of loans or other similar debt obligations subject a Fund to the risks of “Covenant-Lite Obligations” discussed below.

Collateralized debt obligations (“CDOs”) are structured similarly to CLOs, but are backed by pools of assets that are securities rather than only loans, typically including bonds, other structured finance securities (including other asset-backed securities and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by a Fund. Investors in CDOs bear the credit risk of the underlying securities, as well as the risks associated with the collateral (if any) backing such underlying securities. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which a Fund may invest. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.

Commercial Paper. A Fund may invest in commercial paper, which generally consists of short-term (usually from one to 270 days) unsecured promissory notes issued in bearer form by banks, bank holding companies, finance companies and corporations in order to finance their current operations. Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. A Fund may invest in commercial paper (including variable rate master demand notes and extendable commercial notes) denominated in U.S. dollars and issued by U.S. corporations or foreign corporations. Commercial paper obligations may include variable rate master demand notes, which permit daily changes in the amounts borrowed and permit the lender to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. These instruments generally are not traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. Commercial is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.

Convertible Securities. A Fund may invest in convertible securities, which are securities (such as bonds, debentures, notes and preferred stocks) that may be converted, either at a stated price or rate within a specified period of time into a specified number of shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Convertible securities have unique investment characteristics. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Thus, to the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

Convertible securities share fixed income and equity characteristics and risks until converted, as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. Like all debt securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. A Fund’s investments in convertible securities may be negatively influenced by an increase in interest rates or a deterioration of the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness, although often to a lesser extent than with debt securities. These investments also may be negatively influenced by adverse developments relating to the common stock into which they may be converted, including general market conditions or issuer-specific factors. Convertible securities generally rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

A Fund may invest in “synthetic” convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument.

In evaluating a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. Convertible debt securities may be treated as equity investments for purposes of a Fund’s investment policies.

Covenant-Lite Obligations. The Funds may invest in or be exposed to floating rate loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. The Funds may obtain exposure to covenant-lite obligations through investment in securitization vehicles and other structured products. Many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In an investment with a traditional financial maintenance covenant, the borrower is required to meet certain regular, specific financial tests over the term of the investment; in a covenant-lite obligation, the borrower would only be required to satisfy certain financial tests at the time it proposes to take a specific action or engage in a specific transaction (e.g., issuing additional debt, paying a dividend, or making an acquisition) or at a time when another financial criteria has been met (e.g., reduced availability under a revolving credit facility, or asset value falling below a certain percentage of outstanding debt obligations). In addition, in a loan with traditional covenants, the borrower is required to provide certain periodic financial reporting that typically includes a detailed calculation of certain financial metrics; in a covenant-lite obligation, certain detailed financial information is only required to be provided when a financial metric is required to be calculated, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. In addition, in the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower or take other measures intended to mitigate losses prior to default. Accordingly, a Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies, and may experience losses or delays in enforcing its rights on covenant-lite obligations. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Debt Securities. A Fund may invest in debt securities with fixed, variable or floating (including inverse floating) rates of interest as well as interest-only or principal only debt securities. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, the issuer’s performance and profitability, changes in the actual or perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund’s investments, changes in relative values of the currencies in which a Fund’s investments are denominated relative to the U.S. dollar, market expectations regarding general economic conditions, government regulations impacting the industry in which the issuer operates, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed-income securities held by a Fund, and a decline in interest rates will increase the value of fixed-income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change. Interest-only and principal-only securities may be backed by or related to a mortgage-backed security. Holders of interest-only securities are entitled to receive only the interest on the underlying obligations but none of the principal, while holders of principal-only securities are entitled to receive all of the principal but none of the interest on the underlying obligations. As a result, they are highly sensitive to actual or anticipated changes in prepayment rates on the underlying securities. However, measures such as duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, in turn, the Fund’s susceptibility to changes in interest rates.

There is a risk that interest rates across the financial system may change, sometimes unpredictably, as a result of a variety of factors, such as central bank monetary policies, inflation rates and general economic conditions. Changing interest rate environments (whether downward or upward) impact the various sectors of the economy in different ways. During periods when interest rates are low (or negative), a Fund’s yield (or total return) may also be low and fall below zero. Very low or negative interest rates may magnify a Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of very low or negative interest rates, a Fund may be unable to maintain positive returns). Changing interest rates may have unpredictable effects on securities markets in general, directly or indirectly impacting a Fund’s investments, liquidity, yield and performance.

A Fund’s investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Moreover, the value of lower-rated debt securities that a Fund purchases may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower-rated fixed-income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds’ shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Subadviser, such securities have the potential for future income (or capital appreciation, if any). Investment grade securities are generally securities rated at the time of purchase Baa3 or better by Moody’s or BBB- or better by S&P or comparable non-rated securities. Non-rated securities will be considered for investment by a Fund when the Subadviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund’s objective and policies.

Corporate debt securities with a below investment grade rating have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Subadviser deems it in the best interest of the Fund’s shareholders.

The ratings of fixed income securities by a nationally recognized statistical rating organization (“NRSRO”) are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Subadviser will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above and/or other considerations deemed appropriate by the Subadviser.

A Fund may invest in securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default and equity securities of such issuers. Such debt obligations generally trade significantly below “par” or full value because investments in the securities and debt of distressed issuers or issuers in default are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. Certain debt instruments, such as instruments with a negative duration or inverse instruments, are also subject to interest rate risk, although such instruments generally react differently to changes in interest rates than instruments with positive durations. A Fund’s investments in these instruments also may be adversely affected by changes in interest rates. For example, the value of instruments with negative durations, such as inverse floaters, generally decrease if interest rates decline.

Custodial Receipts and Trust Certificates. A Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Funds may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Funds will bear their proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate the Funds would typically be authorized to assert their rights directly against the issuer of the underlying obligation, the Funds could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Funds may be subject to delays, expenses and risks that are greater than those that would have been involved if the Funds had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Cyber Security, Market Disruptions and Operational Risk. The Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures, services and parties on which the Funds or their service providers rely (“Fund Parties”), are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental disasters, war, terrorism, social unrest, recessions, inflation, rapid interest rate changes, supply chain disruptions and governmental or quasi-governmental actions. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents and market disruptions may result in actual or potential adverse consequence for critical information and communications technology, systems and networks that are vital to the operations of the Funds or their service providers or otherwise impair Fund or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores, or transmits, such as by theft, damage or destruction, or corruption or modification of and denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner, and the unauthorized release or other exploitation of confidential information.

Cyber incidents and developments and disruptions to financial, economic, public health, labor and other global market conditions can obstruct the regular functioning of business workforces (including requiring employees to work from external locations or from their homes), cause business slowdowns or temporary suspensions of business activities, each of which can negatively impact Fund service providers and Fund operations. The use of cloud-based service providers could heighten or change these risks. In addition, work-from-home arrangements by the Funds, the Manager or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Funds, the Manager or their service providers susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Funds may be appealing targets for cybersecurity threats such as hackers and malware. Although the Fund Parties and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures on which the Funds or their service providers rely, may have established business continuity plans and systems reasonably designed to protect from and/or defend against the risks or adverse consequences associated with cyber incidents and market disruptions, there are inherent limitations in these plans and systems, including that certain risks may not yet be identified, in large part because different or unknown threats may emerge in the future and the threats continue to rapidly evolve and increase in sophistication. As a result, it is not possible to anticipate and prevent every cyber incident and possible obstruction to the normal activities of these entities’ employees resulting from market disruptions and attempts to mitigate the occurrence or impact of such events may be unsuccessful.  For example, public health emergencies and governmental responses to such emergencies, including through quarantine measures and travel restrictions, can create difficulties in carrying out the normal working processes of these entities’ employees, disrupt their operations and hamper their capabilities. The nature, extent, and potential magnitude of the adverse consequences of these events cannot be predicted accurately but may result in significant risks, adverse consequences and costs to the Funds and their shareholders.

The Fund Parties and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures on which the Funds or their service providers rely, are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Funds, changes in personnel, and errors caused by third parties or trading counterparties. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service.

A cyber incident could adversely impact a Fund and its shareholders and Contract owners by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting a Fund’s ability to calculate its net asset value or other data, causing the release of private shareholder and Contract owner information (i.e., identity theft or other privacy breaches) or confidential information or otherwise compromising the security and reliability of information, impeding trading, causing reputational damage, and subjecting a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation or remediation costs, litigation expenses and additional compliance and cyber security risk management costs, which may be substantial. A cyber incident could also adversely affect the ability of a Fund (and its Manager or Subadviser) to invest or manage the Fund’s assets.

Cyber incidents, market disruptions and operational errors or failures or other technological issues may adversely affect a Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder or Contract owner transactions, including over a potentially extended period. The Funds do not control the cyber security, disaster recovery, or other operational defense plans or systems of its service providers, intermediaries, companies in which it invests or other third-parties. The value of an investment in Fund shares may be adversely affected by the occurrence of the cyber incidents, market disruptions and operational errors or failures or technological issues summarized above or other similar events and the Funds and their shareholders may bear costs tied to these risks.

The issuers of securities in which a Fund invests are also subject to the ongoing risks and threats associated with cyber incidents and market disruptions. These incidents could result in adverse consequences for such issuers, and may cause the Funds’ investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches) and a market disruption involving an issuer may include materially reduced consumer demand and output, disrupted supply chains, market closures, travel restrictions and quarantines. As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to protect from and/or defend against the risks or adverse effects associated with cyber incidents and market disruptions.

Depositary Receipts. A Fund may hold the equity securities of foreign companies in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange (such as the New York Stock Exchange). These securities may not necessarily be denominated in the same currency as the securities they represent and are typically dollar-denominated, although their market price may be subject to fluctuations of the foreign currencies in which the underlying securities are denominated. Designed for use in U.S., European and international securities markets, as applicable, ADRs, EDRs, and GDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate. ADRs are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. Investments in Depositary Receipts may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

To the extent a Fund invests in Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of foreign issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. In addition, the issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

Derivatives. A derivative is a financial instrument whose value is dependent upon the value of an underlying asset or assets. These underlying assets may include commodities, stocks, bonds, interest rates, currencies and exchange rates, or related indices. Derivatives include options, forwards, futures contracts, options on futures contracts and swaps (such as currency, interest rate, security, index, consumer price index, credit default and total return swaps), caps, collars, floors, and other financial instruments.  Some forms of derivatives, such as exchange-traded futures, certain swaps, and options on securities, commodities, or indices are traded on regulated exchanges. Exchange-traded derivatives are standardized and can generally be readily bought and sold, and their market values generally are determined and published daily. Non-standardized derivatives (such as over-the-counter (“OTC”) swap agreements), tend to be more specialized and more complex, and may be harder to value.

Derivatives may create leverage, may enhance returns and may be useful in hedging portfolios. Each Subadviser may, consistent with a Fund’s investment objective and strategies, use derivatives for a variety of reasons, including: (i) to enhance a Fund’s returns; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect a Fund’s unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) to equitize cash; and/or (vii) to manage the effective maturity or duration of a Fund’s investments. The Subadvisers may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Derivatives may allow a Subadviser to increase or decrease the level of risk to which a Fund is exposed more quickly and efficiently than transactions in other types of instruments. There can be no assurance that the use of derivative instruments will benefit the Funds.

The use of derivative instruments may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying reference asset of the derivative or other traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. The use of derivatives to hedge also may exaggerate loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. Derivatives are subject to a number of risks described elsewhere in the Prospectus and this SAI, such as price volatility risk, foreign investment risk, interest rate risk, credit risk, liquidity risk, market risk, counterparty risk, leverage risk, operational risk, legal risk, and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate well with the security for which it is substituting. There can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make payments of variation (or mark-to-market) margin and settlement payments in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it could have to sell portfolio securities to meet such requirements at a time when it is disadvantageous to do so. The absence of liquidity generally would also make it more difficult for the Fund to ascertain a market value for such instruments.

The Manager, on behalf of each Fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under Rule 4.5 of the Commodity Exchange Act, as amended (the “CEA”), with respect to each Fund’s operation. Accordingly, each Fund and the Manager are not subject to registration or regulation as a commodity pool or CPO with respect to the Funds. If a Fund becomes subject to Commodity Futures Trading Commission (“CFTC”) regulation, the Fund may incur additional expenses. Based on future regulatory developments, and to the extent the Funds are not otherwise eligible for exemption from CFTC regulation, the Funds may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation.

The laws and regulations that apply to derivatives and persons who use them (including a Fund, the Manager and Subadvisers) are changing in the United States and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law in July 2010. Among other changes, the Dodd-Frank Act set forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. These requirements, even if not directly applicable to the Funds, including capital requirements, mandatory clearing, exchange trading and margin requirements may increase the cost of a Fund’s investments and cost of doing business, which would adversely affect investors. The Funds may also be required to comply indirectly with equivalent European regulation, the European Market Infrastructure Regulation (“EMIR”), to the extent that they execute derivative transactions with counterparties subject to such regulation. EMIR establishes certain requirements for OTC derivatives contracts, including mandatory clearing obligations, bilateral risk management requirements and reporting requirements. Although it is not yet possible to predict the final impact, if any, of the Dodd-Frank Act or EMIR on the Funds and their investment strategies the Funds may experience additional expense passed on by counterparties.

In addition, the CFTC has adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. The amendments also modify the bona fide hedging exemption for which certain swap dealers have historically been eligible, which could limit the amount of speculative OTC transaction capacity each such swap dealer would have available for the Funds.

Under the SEC rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies, funds must trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a “limited derivatives users” exception which imposes a limit on notional derivatives exposure or subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Under the rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit a Fund’s securities lending activities. The Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, the Fund will be permitted to enter into an unfunded commitment agreement if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of a Fund to use derivatives, short sales, reverse repurchase agreements and similar financing transactions and other relevant transactions as part of its investment strategies.

Forwards. A foreign currency forward exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases (or in settlement of such purchases) or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. Forward currency contracts may also be used to exchange one currency for another, including to repatriate foreign currency. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.

A Fund may enter into foreign currency forward contracts in order to increase its return by trading in foreign currencies and/or protect against uncertainty in the level of future foreign currency exchange rates. A Fund may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, the Subadvisers believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a “settlement” hedge or “transaction” hedge.

When the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund’s portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a “position” hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies), which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a “proxy” hedge, could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. “Proxy” hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A “proxy” hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies, and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute “transaction” or “position” hedges (including “proxy” hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency (or the related currency, in the case of a “proxy” hedge). A Fund also may enter into forward contracts to shift its investment exposure from one currency to another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a “cross-currency” hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. “Cross-currency” hedges protect against losses resulting from a decline in the hedged currency but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Subadviser’s assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Subadviser’s currency assessment is incorrect.

At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case a Fund may suffer a loss.

When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. A Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Subadviser.

The Subadviser may believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

Although a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, which can affect the value of a Fund’s assets. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

The Funds cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Subadviser’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Subadviser anticipates. For example, if a currency’s value rose at a time when the Subadviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation. If the Subadviser hedges currency exposure through a “proxy” hedge, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Subadviser increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that the Subadviser’s use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Subadviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of “cross-currency” transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established.

Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so.

Additionally, these contracts are subject to counterparty risks as there can be no assurance that the other party to the contract will perform its obligations thereunder. Certain foreign currency forwards may eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk associated with OTC contracts and increase liquidity, exchange-trading and clearing would not make those contracts risk-free.

Futures and Options on Futures. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Because these contracts are traded on exchanges, in most cases, a party can close out its position on the exchange for cash, without delivering the underlying security or commodity. An option on a futures contract (“futures options”) gives the holder of the option the right to buy or sell a position in a futures contract, at a specified price during a period of time or on a specified date or dates.

A Fund may invest in futures contracts and options thereon with respect to, but not limited to, interest rates, commodities, foreign currencies, and security or commodity indexes. To the extent that the Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale or purchase of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which a party agrees to pay or receive an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

Certain futures contracts on indexes, financial instruments or foreign currencies may represent new investment products that lack track records. The Funds also may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement to buy or sell a commodity, such as an energy, agricultural or metal commodity, at a later date at a price and quantity agreed-upon when the contract is bought or sold.

A Fund may purchase and write call and put futures options, as specified for the Fund in the Prospectus. Futures options possess many of the same characteristics as options on securities and indexes (discussed below). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option, or at a certain time, depending on the terms of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned a short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price of the option. A put option is “in the money” if the exercise price of the option exceeds the value of the futures contract that is the subject of the option.

When a Fund uses futures for hedging purposes, the Fund often seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities (or securities that the Fund intends to acquire) or the exchange rate of currencies in which portfolio securities are quoted or denominated. Each Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency expected to perform in a manner substantially similar to the hedged currency. If, in the opinion of the Subadviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of a hedging strategy. Although, under some circumstances, prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

There are several risks associated with the use of futures contracts and futures options as hedging techniques, including market price, interest rate, leverage, liquidity, counterparty, operational and legal risks. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund’s securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to increases or decreases in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. However, to the extent, that a Fund enters into such futures contracts, the value of such futures contracts may not vary in direct proportion to the value of the Fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of a futures contract and a hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, the CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Subadviser will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing the Funds, and the limits may constrain the ability of the Funds to use such contracts.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Options. A Fund may use options for any lawful purposes consistent with their respective investment objectives such as hedging or managing risk. An option is a derivative contract where, for a premium payment or fee, the purchaser of the option (the holder) is given the right but not the obligation to buy (a call option) or sell (a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date or dates. The holder pays the premium at inception and has no further financial obligation.

The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive a fee or premium but is exposed to losses due to changes in the value of the underlying asset. A Fund may purchase or write put and call options on assets, such as securities, currencies and indices of debt and equity securities and enter into closing transactions with respect to such options to terminate an existing position.

If the Subadviser judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund’s investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund’s NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

A Fund may purchase put or call options that are traded on an exchange or in the OTC market. A Fund may write covered put and call options on its portfolio securities in an attempt to enhance investment performance.

Swaps. A Fund may enter into swap agreements, including currency swaps, interest rate swaps, index swaps, credit default swaps, mortgage swaps, total return swaps, equity swaps and options on swaps (“swaptions”). In a standard swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Bilateral swap agreements are two party contracts entered into primarily by institutional investors. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Interest rate swaps involve the exchange by a Fund with another party of commitments to pay or receive payments for floating rate payments based on interest rates at specified intervals in the future. Two types of interest rate swaps include “fixed-for-floating rate swaps” and “basis swaps.” Fixed-for-floating rate swaps involve the exchange of payments based on a fixed interest rate for payments based on a floating interest rate index. By contrast, basis swaps involve the exchange of payments based on two different floating interest rate indices.

Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange of payments based on a notional principal amount of a specified index or indices by a Fund with another party. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying asset or pool of assets. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

A Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or a group of stocks), plus the dividends that would have been received on those stocks. In these cases, a Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or a group of stocks).

Equity swaps typically are entered into on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Because equity swaps normally do not involve the delivery of securities or other underlying assets, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a premium for the option and obtains the right, but not the obligation, to enter into or modify an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than incurred in buying a swaption.

A great deal of flexibility may be possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit, mortgage, equity and index swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Because interest rate, total return, credit, index and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal, the risk of loss with respect to these swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate, total return, credit, index or mortgage swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for a gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Uncleared swaps are subject to certain margin requirements that mandate the posting and collection of minimum margin amounts on certain uncleared swaps transactions, which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. These amounts beyond coverage of daily exposure, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent a Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting.

Certain standardized swaps are currently subject to mandatory central clearing. Separately, under the trade execution requirement, swap transactions subject to the clearing requirement must be traded on either a Designated Contract Market (“DCM”) or Swap Execution Facility (“SEF”) unless no DCM or SEF “makes the swap available to trade.” Central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to OTC swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar OTC swap. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps. While intended to reduce counterparty credit risk and increase liquidity, mandatory clearing, exchange trading and margin requirements do not make swaps risk free.

Centralized reporting of detailed information about many types of cleared and uncleared swaps is also required. This information is available to regulators and, to a more limited extent and on an anonymous basis, the public. Reporting of swap data may result in greater market transparency, which may be beneficial to Funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these Funds, and the safeguards established to protect anonymity may not function as expected.

The use of swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Subadviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of a Fund may be less favorable than it would have been if this investment technique were not used.

In addition, these transactions can involve greater risks than if a Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to liquidity and valuation  risk, counterparty risk, credit risk, operational risk, and legal risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. Because OTC swap agreements are two party contracts and because they may have terms of greater than seven days, swap transactions may be classified as illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and are often valued subjectively. Swaps are subject to the risk of imperfect correlation between the change in market value of the asset underlying a contract and the price of the swap, as well as losses caused by unanticipated market movements, which are potentially unlimited. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Dollar Roll and Reverse Repurchase Agreements. A Fund may enter into dollar rolls. In a dollar roll, a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sale price and the forward price for the future purchase (the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities, the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, as to whether to enforce a Fund’s obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

A Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities (“Obligations”) held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds are then used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, generally when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

Each Fund will limit its investments in reverse repurchase agreements and other borrowings to no more than 33 1/3%, or as otherwise limited herein, of its total assets.

The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt or insolvent or is otherwise unwilling or unable to perform under the agreement, realization upon the repurchase of the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.

The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (“FICC”) is the only CCA for U.S. Treasury securities.

Compliance with the clearing mandate is currently scheduled to be required by June 30, 2027. The clearing mandate is expected to result in the Funds being required to clear all or substantially all of their Treasury repo transactions as of the compliance date, and may necessitate expenditures by a Fund in connection with entering into new agreements with sponsoring members and taking other actions to comply with the new requirements. The Manager or the Subadviser will monitor developments in the Treasury repo transactions market as the implementation period progresses.

Escrowed, Defeased or Similar Bonds. A Fund may invest in escrow secured bonds, defeased or other similar bonds, such as refunded bonds (or pre-refunded bonds). Escrow secured bonds or defeased bonds are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue that is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest-bearing debt securities, which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on pre-existing bonds, which are then considered to be “advance refunded bonds.” Escrow-secured bonds will often receive a rating of AAA from S&P and Aaa from Moody’s.

Equity Securities. The market price of equity securities, such as common stocks and preferred stocks, owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of such securities may decline due to factors affecting equity securities markets generally or to factors affecting a particular industry or industries. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed-income instruments.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases, preferred stock dividends are not paid at a stated rate and may vary depending on an issuer’s financial performance. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates.

Warrants. To the extent that a Fund invests in equity securities, the Fund may invest in warrants.

A warrant grants the holder the right but not the obligation to purchase from an issuer (a call warrant) or sell to an issuer (a put warrant) equity securities of the issuer at a specific price for a specific period of time. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrant holders do not receive dividends or have voting or credit rights and are subject to the risk that the issuer-counterparty may fail to honor its obligations. A warrant ceases to have value if not exercised prior to its expiration date. If the price of the underlying security does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant.

Fixed Income Instruments. The value of fixed income or debt instruments may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt instruments with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to two years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, legal, or technical restrictions. In such cases, a Fund may consider convertible securities or equity securities to gain exposure to such investments. At times, in connection with the restructuring of a preferred stock or fixed income instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or fixed income instrument. Depending upon, among other things, the Subadviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio. Debt obligations that are deemed investment-grade carry a rating of at least Baa3 from

Moody’s or BBB- from S&P, or a comparable rating from another NRSRO, or if not rated by a NRSRO, are determined by the Subadviser to be of comparable quality. Bonds rated Baa3 by Moody’s or BBB- by S&P have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

Foreign Investments and Currencies. A Fund may invest in foreign securities, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Subadviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Funds’ Prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect a Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. For example, the United Nations Security Council has imposed certain sanctions relating to Iran and Sudan and both countries are embargoed countries by the Office of Foreign Assets Control of the U.S. Treasury.

In addition, from time to time, certain of the companies in which a Fund may invest may engage in, or have dealings with countries or companies that engage in, activities that may not be considered socially and/or environmentally responsible. Such activities may relate to human rights issues (such as patterns of human rights abuses or violations, persecution or discrimination), impacts to local communities in which companies operate and environmental sustainability. As a result, a company may suffer damage to its reputation if it is identified as a company which engages in, or has dealings with countries or companies that engage in, the above referenced activities. As an investor in such companies, a Fund would be indirectly subject to those risks.

The Manager and Subadvisers are committed to complying fully with sanctions in effect as of the date of this SAI and any other applicable sanctions that may be enacted in the future.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse effect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign OTC markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of a Fund’s assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

As described more fully below, a Fund may invest in countries with emerging market economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets or retaliatory actions against a company, may be heightened. A Fund’s legal recourse may be limited in the case of investments in foreign markets. See “Emerging Markets,” below.

Costs. The expense ratio of a Fund that invests in foreign securities is likely to be higher than those of a fund investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the Subadvisers consider such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located, in each case as deemed applicable by the Subadviser. The extent to which a Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Subadviser’s assessment of prevailing market, economic, and other conditions.

Emerging Markets. There are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

Each of the emerging market countries, including those located in Latin America, the Middle East, Asia and Eastern Europe, and frontier markets (emerging market countries in an earlier stage of development) may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in most developed markets countries. These risks include: (i) less social, political and economic stability; (ii) the small size of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays) and the low or nonexistent volume of trading, which result in a lack of liquidity, greater price volatility, and higher risk of failed trades or other trading issues; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities, and less stringent regulation of accounting, auditing, financial reporting, and recordkeeping requirements, which could render financial information and related audits to be unreliable and unverifiable and affect a Fund’s ability to evaluate potential portfolio companies, (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) foreign taxation; (vi) inflation and rapid fluctuations in interest rates; (vii) currency devaluations; (viii) dependence on a few key trading partners; and (ix) the absence of developed structures governing private or foreign investment or allowing for judicial redress for investment losses or injury to private property, which may limit legal rights and remedies available to a Fund and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. Such economic, political and social instability could disrupt the principal financial markets in which a Fund may invest and adversely affect the value of a Fund’s assets. Additionally, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. The degree of cooperation between issuers in emerging market countries with foreign and U.S. financial regulators may vary significantly.

A Fund’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments, including the impact of any economic sanctions. Investment opportunities within certain emerging markets, such as countries in Eastern Europe, may be considered “not readily marketable.” Included among the emerging market debt obligations in which a Fund may invest are “Brady Bonds,” which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds are not considered U.S. government securities and are considered speculative. Brady Bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the OTC secondary market. Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. As a result of either an inability to pay or submission to political pressure, the governments have sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing but also their ability to borrow in the future. The economic and political environment has presented significant challenges to the economies of emerging markets, including, among others, rising inflation, food insecurity, subdued employment growth, and economic setback caused by supply chain disruption and the reduction in exports.

Foreign Currency Risks. Investments in foreign securities often involve currencies of foreign countries. Accordingly, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign securities for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Therefore, unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies will adversely affect the value of a Fund’s shares.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. To the extent that a portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Fund’s net currency positions may expose it to risks independent of its securities positions.

Funds may also engage in certain derivatives transactions to manage foreign currency risk, including foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods, imposition of sanctions, taxes, currency restrictions, and exchange control regulations.

Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options, and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Taxes. The income payable on certain of a Fund’s foreign securities, including interest and dividends, as well as gains realized from the sale or other disposition of foreign securities, may be subject to foreign withholding taxes, thus reducing the Fund’s return on those investments as well as net amount of income or gains available for distribution to the Fund’s shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for such shareholder’s proportionate share of such foreign taxes paid or incurred by a Fund.

Investing in Asia. Although many countries in Asia have experienced a relatively stable political environment over the last decade, there is no guarantee that such stability will be maintained in the future. As an emerging market region, many factors may affect such stability on a country-by-country as well as on a regional basis — increasing gaps between the rich and poor, agrarian unrest, instability of existing coalitions in politically-fractionated countries, hostile relations with neighboring countries, and ethnic, religious and racial disaffection — and may result in adverse consequences to a Fund. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption to securities markets.

The legal infrastructure in each of the countries in Asia is unique and often undeveloped. In most cases, securities laws are evolving and far from adequate for the protection of the public from serious fraud. Investment in Asian securities involves considerations and possible risks not typically involved with investment in other issuers, including changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in Asian securities. Higher expenses may result from investments in Asian securities than would from investments in other securities because of the costs that must be incurred in connection with conversions between various currencies and brokerage commissions that may be higher than more established markets. Asian securities markets also may be less liquid, more volatile and less subject to governmental supervision than elsewhere. Investments in countries in the region could be affected by other factors not present elsewhere, including lack of uniform accounting, auditing and financial reporting standards, inadequate settlement procedures and potential difficulties in enforcing contractual obligations.

Some Asian economies have limited natural resources, resulting in dependence on foreign sources for energy and raw materials and economic vulnerability to global fluctuations of price and supply. Certain countries in Asia are especially prone to natural disasters, such as flooding, drought and earthquakes. Combined with the possibility of man-made disasters, the occurrence of such disasters may adversely affect companies in which a Fund is invested and, as a result, may result in adverse consequences to the Fund.

To the extent a Fund invests in Chinese securities, its investments may be impacted by the economic, political, diplomatic, and social conditions within China. A Fund’s investment in or exposure to China, including those risks associated with investing in emerging markets, is also subject to risks associated with, among other things, (a) inefficiencies resulting from erratic growth; (b) the unavailability of consistently-reliable economic data; (c) potentially high rates of inflation; (d) dependence on exports and international trade; (e) relatively high levels of asset price volatility; (f) potential shortage of liquidity and limited accessibility by foreign investors; (g) greater competition from regional economies; (h) fluctuations in currency exchange rates or currency devaluation by the Chinese government or central bank, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (i) the relatively small size and absence of operating history of many Chinese companies; (j) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; (k) uncertainty and potential changes with respect to the rules and regulations and other market access programs through which such investments are made; (l) the commitment of the Chinese government to continue with its economic reforms; and (m) Chinese regulators may suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and that such suspensions may be widespread. In addition, certain securities are, or may in the future become, restricted, and a Fund may be forced to sell such restricted security and incur a loss as a result.

Investments in China may subject a Fund’s investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Funds, directly or indirectly, including by reducing the after-tax profits of companies in China in which a Fund invests. Chinese taxes that may apply to a Fund’s investments include income tax or withholding tax on dividends, interest or gains earned by the Fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Funds.

In December 2020, the U.S. Congress passed the Holding Foreign Companies Accountable Act (“HFCAA”). The HFCAA provides that after three consecutive years of determinations by the U.S. Public Company Accounting Oversight Board (“PCAOB”) that positions taken by authorities in China obstructed the PCAOB’s ability to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, the companies audited by those firms would be subject to a trading prohibition on U.S. markets. On August 26, 2022, the PCAOB signed a Statement of Protocol with the China Securities Regulatory Commission and the Ministry of Finance of the People’s Republic of China to grant the PCAOB access to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, consistent with U.S. law. To the extent the PCAOB remains unable to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies, such inability may impose significant additional risks associated with investments in China. Further, to the extent a Fund invests in the securities of a company whose securities become subject to a trading prohibition, the Fund’s ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected.

Recent developments in relations between the U.S., other trading partners and China have heightened concerns of restrictions on trade between the two countries. For example, the U.S. has imposed sanctions on senior Chinese officials and certain employees of Chinese technology companies, placed restrictions on U.S. investments in such companies, and significantly increased tariffs on Chinese imports. An increase in tariffs or trade restrictions (and threats thereof) could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry, Chinese issuers, the liquidity or price of a Fund’s direct or indirect investments in China and, therefore, the Fund. In addition, the continuation or escalation of protectionist trade policies by one or more countries could lead to a decrease in demand for Chinese products and reduced flows of foreign capital to these economies.

Moreover, investments may be impacted by other geopolitical developments such as China’s posture regarding Hong Kong and Taiwan, and international scrutiny of China’s human rights record to include China’s treatment of some of its minorities. These domestic and external conditions may trigger a significant reduction in international trade, the institution of tariffs, sanctions by governmental entities or other trade barriers, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry. Events such as these and their consequences are difficult to predict and could have a negative impact on a Fund’s performance, including the loss incurred from a forced sale when trade barriers or other investment restrictions cause a security to become restricted. Also, China generally has less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information relating to Chinese issuers. These less developed systems also give rise to unofficial organizational structures and contractual arrangements which exist outside Chinese law. If Chinese regulators do not accept these structures and arrangements, the value of certain investments may be impacted with limited legal recourse for remedy.

Many of the countries in Asia periodically have experienced significant inflation. Should the governments and central banks of the countries in Asia fail to control inflation, this may have an adverse effect on the performance of a Fund’s investments in Asian securities. Several of the countries in Asia remain dependent on the U.S. economy as their largest export customer, and future barriers to entry into the U.S. market or other important markets could adversely affect a Fund’s performance. Intraregional trade is becoming an increasingly significant percentage of total trade for the countries in Asia. Consequently, the intertwined economies are becoming increasingly dependent on each other, and any barriers to entry to markets in Asia in the future may adversely affect a Fund’s performance.

Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult to engage in foreign currency transactions designed to protect the value of a Fund’s interests in securities denominated in such currencies.

Although the Funds will generally attempt to invest in those markets which provide the greatest freedom of movement of foreign capital, there is no assurance that this will be possible or that certain countries in Asia will not restrict the movement of foreign capital in the future. Changes in securities laws and foreign ownership laws may have an adverse effect on a Fund.

Variable Interest Entities. A Fund may invest in companies based or operated in China by investing through legal structures known as variable interest entities (“VIE”). Chinese operating companies sometimes rely on VIE structures to raise capital from non-Chinese investors because of Chinese government limitations or prohibitions on direct foreign ownership in certain industries. In a VIE structure, a series of contractual arrangements are entered into between a holding company domiciled outside of China and a Chinese operating company or companies, which are intended to mimic direct ownership in the operating company, but in many cases these arrangements have not been tested in court and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. The offshore holding company, which is not a Chinese operating company, then issues exchange-traded shares (on a foreign exchange, like the New York Stock Exchange or Hong Kong Exchange) that are sold to the public, including non-Chinese investors (such as a Fund). Shares of the offshore entity purchased by the Fund would not be direct equity ownership interests in the Chinese operating company and a Fund’s interest would be subject to legal, operational and other risks associated with the company’s use of the VIE structure. For example, at any time the Chinese government could determine that the contractual arrangements constituting part of the VIE structure are unenforceable or do not comply with applicable law or regulations, these laws or regulations could change or be interpreted differently in the future, and the Chinese government may with no advance notice otherwise intervene in or exert influence over VIE structures or the related Chinese operating companies.

If the parties to the contractual arrangements do not meet their obligations as intended or there are effects on the enforceability of these arrangements from changes in Chinese law or practice, a breach of the contractual arrangement, or if any physical instruments are used without authorization (such as Chinese chops and seals), the listed company may lose control over the Chinese-based operating company, and investments in the listed company’s securities may suffer significant economic losses. Intervention by the Chinese government with respect to VIE structures could significantly affect the Chinese operating company’s performance and the enforceability of the VIE’s contractual arrangements with the Chinese company.

If any of the foregoing or similar risks or developments materialize, a Fund’s investment in the offshore entity may suddenly and significantly decline in value or become worthless because of, among other things, difficulty enforcing (or the inability to enforce) the contractual arrangements or materially adverse effects on the Chinese operating company’s performance. In these circumstances, a Fund could experience significant losses with no recourse available.

Investing in Europe. The Fund may operate in euros and/or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union (“EU”), in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that the Fund has invested in.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

Economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of a Fund’s investments.

As the EU may grow in size or number of members with the addition of new member countries, the candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about the possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact EU economic activity.

Investing in Russia. The ongoing conflict between Russia and Ukraine poses great risk to Eastern European countries’ economic stability. In particular, the value and liquidity of securities issued by Ukrainian companies have been adversely affected and the disruption to the Russian economy as a result of sanctions imposed on Russia by the U.S. and EU may hurt Eastern European countries with close trade links to Russia. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia and Russia’s military action against Ukraine have and can be expected to continue to impact the economies of Russia and Ukraine. Such sanctions have included, among other things, freezing the assets of particular entities and persons. In particular, U.S. sanctions prohibit any “new investment” in Russia which is defined to include any new purchases of Russian securities. U.S. persons also are required to freeze securities issued by certain Russian entities identified on the List of Specially Designated Nationals, which includes several large publicly traded Russian banks and other companies. Russia has issued various countermeasures that affect the ability of non-Russian persons to trade in Russian securities which may prohibit a Fund from selling or transacting in these securities and potentially impact the Fund’s liquidity. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by Russia or companies located in or economically tied to Russia, downgrades in the credit ratings of Russian securities or those of companies located in or economically tied to Russian, devaluation of Russia’s currency, and increased market volatility and disruption in Russia and throughout the world. Sanctions and other similar measures, including banning Russia from global payment systems that facilitate cross-border payments, have limited and could further limit or prevent a Fund from buying and selling securities (in Russia and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Sanctions have and could further result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which a Fund invests.

Further, a number of large corporations and U.S. and foreign governmental entities have divested interests or otherwise curtailed business dealings in Russia or with certain Russian businesses, or have announced plans to do so. These events have resulted in (and continue to result in) a loss of liquidity and value of Russian and Ukrainian securities and, in some cases, a complete inability to trade in or settle trades in transactions in certain Russian securities. Further actions are likely to be taken by the international community, including governments and private corporations, that would adversely impact the Russian economy in particular. Such actions may include boycotts, tariffs, and purchasing and financing restrictions on Russia’s government, companies and certain individuals, or other unforeseeable actions.

An increasingly assertive Russia poses its own set of risks for the EU, as evidenced by the ongoing Russian-Ukraine conflict. Opposition to EU expansion to members of the former Soviet bloc may prompt more intervention by Russia in the affairs of its neighbors. This interventionist stance may carry various negative consequences, including direct effects, such as export restrictions on Russia’s natural resources, Russian support for separatist groups or pro-Russian parties located in EU countries, Russian interference in the internal political affairs of current or potential EU members or of the EU itself, externalities of ongoing conflict, such as an influx of refugees from Ukraine and Syria, or collateral damage to foreign assets in conflict zones, all of which could negatively impact EU economic activity.

The Russian and Ukrainian governments, economies, companies and the region will likely be further adversely impacted in unforeseeable ways. The ramifications of the hostilities and sanctions may also negatively impact other regional and global economic markets (including Europe and the U.S.), companies in other countries (particularly those that have done business with Russia) and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and precious metals. As of the date of this SAI, Russia’s war against Ukraine remains ongoing. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on a Fund’s performance and the value of an investment in the Fund.

High-Yield Fixed-Income Investments. High yield/high risk bonds (“high yield bonds”) are non-investment grade high risk debt securities (commonly referred to as “junk bonds”). In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Fund. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain Brady Bonds may be considered high yield bonds. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment goal may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery.

A Fund may purchase defaulted securities when the Manager or a Subadviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer or other factors, that there is potential for resumption of income payments and the securities offer an opportunity for capital appreciation. Notwithstanding the Manager’s or a Subadviser’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

In the case of high yield bonds structured as zero-coupon or payment-in-kind (“PIK”) securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. See Appendix A for more information on ratings.

There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect events and circumstances since a security was last rated.

Illiquid Investments. A Fund may purchase investments that are (or subsequently become) classified as illiquid investments. Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented a written liquidity risk management program and related procedures (“Liquidity Program”), as required by applicable SEC regulation, that is reasonably designed to assess and manage the Funds’ “liquidity risk” (defined by Rule 22e-4 as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Funds). Liquidity classifications are made after reasonable inquiry and taking into account, among other things, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of the Funds’ investments in accordance with the Liquidity Program. In the event that a Fund’s holdings of illiquid investments exceeds this 15% threshold, the Fund is not required to immediately divest illiquid investments but the Manager and/or Subadviser will consider appropriate steps to bring the Fund’s illiquid investments below this threshold within a reasonable amount of time, consistent with the Liquidity Program.

Inflation-Linked Investments. A Fund may invest in inflation-linked investments, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Inflation-linked investments often are structured in one of two common arrangements: (i) the U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond and (ii) most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

Inflation/Deflation Risk. A Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future because inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund’s assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). A Fund’s investments may not keep pace with inflation, which would adversely affect the real value of Fund shareholders’ investment in the Fund. This risk is greater for fixed-income instruments with longer maturities and may be elevated due to monetary policy measures or a changing interest rate environment.

Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effort on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a fund’s assets.

Initial Public Offerings. An initial public offering (“IPO”) is the first sale of stock by a private company to the public. IPOs are often issued by smaller, newer companies seeking capital financing to expand, but can also be done by large privately-owned companies looking to become publicly traded. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if a Fund is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The values of securities involved in IPOs are subject to greater volatility and unpredictability than more established stocks. For newer companies, there is often little historical data with which to analyze the company, making it more difficult to predict what the stock will do on its initial day of trading and in the near future. Also, most IPOs are done by companies going through transition, and are therefore subject to additional uncertainty regarding their future value. A secondary offering is the issuance of new stock to the public by a company that has already made its IPO. Secondary offerings are usually made by companies seeking to refinance or raise capital for growth.

Investments by Large Shareholders. The Funds are offered as investment options to certain variable annuity and variable life insurance contracts. The insurance company (or separate accounts) may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. As a result, the Funds are subject to the risk that any of these large investors may redeem a significant percentage of their shares at any time, including as part of periodic model reallocations of Contract values. A Fund could experience losses when selling portfolio investments to meet redemption requests by shareholders if the redemption requests are unusually large or numerous, occur in times of market turmoil or declining prices for the investments sold, or when the investments to be sold are illiquid. Additionally, because Fund costs and expenses are shared by remaining Fund investors, large redemptions relative to the size of a Fund will result in decreased economies of scale and increased costs and expenses for the Fund. In addition, a Fund can incur high turnover, brokerage costs, lose money or hold a less liquid portfolio after selling more liquid investments to raise cash. A Fund may also experience increased expenses as a result of the selling investments to meet significant redemptions, both of which could negatively impact performance. A Fund may also be adversely affected by large purchases of Fund shares by Contract owners because the purchases may adversely affect the Fund’s liquidity levels and performance by forcing the Fund to hold a large uninvested cash position or more liquid securities.

Investments in Loans. Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities and unfunded commitments, may incur some of the same risks as other debt securities, such as prepayment risk, extension risk, credit risk, interest rate risk, liquidity risk and risks associated with high yield securities. A Fund could have its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled.

Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In general, debt securities rated below “BBB” category by S&P or “Baa” category by Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which a Fund may invest will be relatively illiquid and difficult to value. Loans are often subject to restrictions on resale or assignment. A Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund. Transactions in loans are often subject to long settlement periods (often longer than seven days), and may require the consent of the borrower and/or agent prior to their sale or assignment. These factors may impair a Fund’s ability to generate cash through the liquidation of floating rate loans to repay debts, fund redemptions, or for any other purpose. As a result, sale proceeds potentially will not be available to a Fund to make additional investments or to use proceeds to meet its current redemption obligations. A Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank.

Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such loans that are part of highly leveraged transactions involve a significant risk that the borrower may default or go into bankruptcy, thereby limiting a Fund’s rights to any collateral.

A Fund values its assets daily. However, because the secondary market for loans is limited, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

In certain circumstances, the Manager, a Subadviser or its affiliates (including on behalf of clients other than a Fund) or a Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations prohibit trading in securities of issuers while in possession of material, non-public information, a Fund might be unable to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Manager, Subadviser, or a Fund determines not to receive non-public information about a borrower for loan investments, the Fund may be disadvantaged relative to other investors that do receive such information and the Fund may be unable to take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” and, as a result, a Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

A Fund may invest in participation interests in loans. A Fund’s investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan (“Participation Interests”). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests (“Participants”). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender’s interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender’s rights in the corporate loan.

A Fund also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for registered investment companies. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants (if any) contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution’s employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, a successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When a Fund acts as co-lender in connection with Participation Interests or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests the Subadviser will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund’s qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an “issuer” of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund’s portfolio.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Subadviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be classified as other than illiquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Investment in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. If the collateral includes a pledge of equity interest in the borrower by its owners, a Fund may become the owner of equity in the borrower and may be responsible for the borrower’s business operations and/or assets. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Subadviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower’s capital structure and have certain of the borrower’s assets pledged as collateral. The corporation pays interest and principal to the lenders.

A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

A Fund may invest in a floating rate loan in one of three ways: (1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

A Fund may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the “primary” market. Such an investment is typically made at or about a floating rate loan’s “par” value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan’s par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment.

If a Fund purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the “secondary” market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. A Fund may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist. If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in floating rate loans through the purchase of participation interests, the Subadviser must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

The Subadviser must determine that the investment is suitable for each Fund based on the Subadviser’s independent credit analysis and industry research. Generally, this means that the Subadviser has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Subadviser will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over a reference rate such as the Secured Overnight Financing Rate or another rate based on the Secured Overnight Financing Rate or the prime rates of large money-center banks. The interest rate on the Fund’s investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund’s NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund’s NAV as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

The Funds may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender’s obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Funds enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

A Fund may be unable to enforce its rights (or certain other provisions of loan agreements or other documents) relating to a loan under applicable state law, judicial decisions or for other reasons. For example, uncertainty exists with respect to the Fund’s ability to enforce the terms of certain bank-originated loans that the Fund purchases. Based on concepts of federal preemption, bank loans generally are subject to the usury laws applicable in the state where the lending bank is located rather than the state where the borrower is located.  Recent court decisions have called into question whether the benefits of federal preemption will be available to non-bank purchasers of loans originated by banks.  If federal preemption is not available to loans acquired by the Fund from banks, the loans may be subject to more restrictive limits on interest rates or rendered unenforceable by the Fund. To the extent the Fund is unable to enforce its rights with respect to a loan, the Fund may be adversely affected. The Fund may also gain exposure to loans through investment in structured finance vehicles, which could face similar challenges in enforcing the terms of loans and any such challenges could adversely affect the Fund.

Investments in, or exposure to, loans that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants or other financial protections than certain other types of loans or other similar debt obligations subject a Fund to the risks of “Covenant-Lite Obligations” discussed above.

Investments in Other Investment Companies. A Fund may invest in securities of other investment companies, including mutual funds, closed-end funds, exchange-traded funds (“ETFs”) and business development companies as well as private or foreign investment funds, subject to limitations prescribed by the 1940 Act. These funds may be advised by the Manager, or Subadviser or their affiliates. The 1940 Act limitations generally prohibit a Fund from: (i) acquiring more than 3% of the voting shares of an investment company; (ii) investing more than 5% of the Fund’s total assets in securities of any one investment company; and (iii) investing more than 10% of the Fund’s total assets in securities of all investment companies. These restrictions may not apply to certain investments in money market funds. Registered investment companies may invest in an underlying fund in excess of these percentage limits imposed by the 1940 Act in reliance on certain exemptions, such as Rule 12d1-4 under the 1940 Act. When a Fund serves as an underlying fund in reliance on Rule 12d1-4, or in reliance on Section 12(d)(1)(G) while relying on Rule 12d1-4 to invest in other investment companies, such Fund’s ability to invest in other investment companies and private funds will generally be limited to 10% of the Fund’s assets.

Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. The investment companies in which the Fund invests may have adopted certain investment restrictions that are more or less restrictive than the Fund’s investment restrictions, which may permit the Fund to engage in investment strategies indirectly that are prohibited under the Fund’s investment restrictions.

Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund’s investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund’s underlying portfolio securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by a Fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Fund to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of owning the underlying securities. Since closed-end funds trade on exchanges, a Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

ETFs are investment companies that trade like stocks, and are not traded at their NAV. Instead, ETFs may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in the market price of the ETF’s shares being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs, and there can be no assurance that an active trading market for such shares will develop or be maintained. ETFs also have management fees that may increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the Fund to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost-effective. A Fund may invest its net assets in ETFs that invest in securities similar to those in which the Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required by Rule 35d-1 under the 1940 Act).

Market Risk. The market value of the Fund’s investments may go up or down sharply and unpredictably in response to the prospects of individual companies, particular sectors or industries, or governments and/or general economic conditions throughout the world. The value of an investment may decline because of general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally, and other global market developments and disruptions, including those arising out of geopolitical events, health emergencies (such as pandemics and epidemics), natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, terrorism and governmental or quasi-governmental actions. During a general downturn in the securities or other markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other investments in which a Fund invests, and it may be difficult to the Subadviser to identify favorable investment opportunities. These market events may continue for prolonged periods, particularly if they are unprecedented, unforeseen or widespread events or conditions. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

Events in the financial markets and economy may cause volatility and uncertainty and adversely affect Fund performance. For example, a decline in the value and liquidity of securities held by a Fund (including traditionally liquid securities), unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses may adversely affect a Fund. In addition, the increasing interconnectivity between global economies and markets increases the likelihood that events or conditions in one region, sector, industry, market or with respect to one company may adversely impact issuers in a different country, region, sector, industry, or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries (and in turn adversely impact a Fund’s investments) and otherwise adversely affect a Fund and its operations. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, causing the Fund to modify its existing investment strategies or techniques.

In general, the securities or other instruments in which the Subadviser believes represent an attractive investment opportunity or in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, a Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in an investment vehicle. This may adversely affect a Fund.

Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the coronavirus outbreak, persists for an extended period of time. These events could also reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Manager’s or a Subadviser’s investment advisory activities and services of other service providers, which in turn could adversely affect a Fund’s investments and other operations. The value of a Fund’s investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Manager or Subadviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf a Fund.

In addition, international trade tensions may give rise to concerns about economic and geopolitical stability and have had and likely will continue to have an adverse impact on global economic conditions. Trade disputes between the United States and other countries may be an ongoing source of instability, potentially resulting in significant currency fluctuations, or have other adverse effects on international markets, international trade agreements, or other existing cross-border cooperation arrangements. Tariffs, trade restrictions, economic sanctions, export controls, or retaliatory measures, or the threat or potential of one or more such events and developments, may result in material adverse effects on the global economy and the Fund.

Master Limited Partnerships. A Fund may invest in securities issued by MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Individuals (and certain other noncorporate entities) are generally eligible for a 20% deduction with respect to net taxable income from certain MLPs through 2025.

MLPs are not subject to tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP owned by a Fund were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Fund’s investment in such MLP.

MLPs and other natural resources sector companies are subject to risks related to the natural resources sector, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for energy commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid. In part due to geopolitical events, following a historic drop in the price of crude oil and natural gas prices in 2020, crude oil and natural gas prices are now at or near historically high levels. Crude oil and natural gas prices may continue to be extremely volatile and it is not possible to predict whether or not they will stay at current levels, increase or decrease.

Money Market Fund Regulatory Risk. The SEC adopted changes to the rules that govern SEC registered money market funds in July 2023. These changes include, among other things: (1) substantially increasing the required minimum levels of liquid assets a fund must hold; (2) allowing a money market fund’s board or its delegate to charge liquidity fees when it determines such fee would be in the best interests of the fund; (3) removing a fund’s ability to impose a temporary suspension of redemptions (except under extraordinary circumstances as part of a liquidation); (4) substantially increasing the required minimum levels of liquid assets a fund must hold; (5) allowing certain money market funds to engage in certain practices in order to maintain a stable NAV in a negative interest rate environment; and (6) enhancing reporting requirements for all money market funds. These changes may affect the performance, yield, and operating expenses of a Fund.

Mortgage-Backed and Other Asset-Backed Securities Risk. A Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. For example, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties, which may also be subject to mortgage loans and the underlying mortgage loans may be subject to the risks of default. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Each Fund may buy mortgage-related and other asset-backed securities. Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by savings & loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Subadviser to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

The Funds, to the extent permitted in the Prospectus, or otherwise limited herein, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are “parallel pay” (i.e., payments of principal are made to two or more classes concurrently). In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

Generally, a Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), and Federal National Mortgage Association (“FNMA” or “Fannie Mae”) (i.e., agency securities), or (2) privately issued securities rated Baa3 or better by Moody’s or BBB- or better by S&P or, if not rated, of comparable investment quality as determined by the Subadviser. In addition, a Fund may invest in other mortgage-related (or other asset-backed) securities that the Subadviser considers to be consistent with the Fund’s investment objective, strategies and policies, as applicable.

It is possible that issuers of U.S. Government securities will not have the funds to meet their payment obligations in the future. FHLMC and FNMA have been operating under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as their conservator, since September 2008. The FHFA and the current U.S. Presidential administration have made public statements regarding plans to consider ending these conservatorships. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement to provide additional financing to FHLMC and FNMA. Under a letter agreement between the FHFA (in its role as conservator) and the U.S. Treasury, the FHFA is prohibited from removing its conservatorship of each enterprise until litigation regarding the conservatorship has ended and each enterprise has retained equity capital levels equal to three percent of their total assets. It is unclear how long it will be before the FHFA will be able to remove its conservatorship of the enterprises under this letter agreement. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. The FHFA announced plans to consider taking FHLMC and FNMA out of conservatorship and has begun a multi-step process, including an pricing review of FHLMC and FNMA products since 2015, to unwind FHLMC and FNMA from government control. In the event that either the FHLMC or FNMA are taken out of conservatorship, it is unclear how their respective capital structures would be constructed and what impact, if any, there would be on FHLMC’s or FNMA’s creditworthiness and guarantees of certain mortgage-backed securities. The entities are dependent upon the continued support of the U.S. Department of the Treasury and the FHFA to continue their business operations. These factors, among others, could affect the future status of FHLMC and FNMA and the value of their securities and the securities they guarantee.

Rating agencies have, at times, placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Funds may have invested or may in the future invest), and may to do so again in the future. If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.

Further, a significant disruption in the residential mortgage-related securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market may result in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market may contribute to increased volatility and diminished expectations for the economy and markets, and may contribute to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. A general economic downturn may lead to declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by certain of the Funds. Additionally, a lack of credit liquidity and decreases in the value of real property may occur again in the future, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, a decline of housing values and other economic developments (such as a rise in unemployment rates or a slowdown in the overall economy) may cause delinquencies or non-payment in mortgages (particularly sub-prime and non-prime mortgages) underlying MBS, which would likely adversely impact the ability of the issuer to make principal and/or interest payments timely or at all to holders of MBS and negatively affect a Fund’s investments in such MBS.

These economic conditions may reduce the cash flow that a Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-backed securities may widen and become more volatile as a result of adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions may result in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Funds may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by a Fund may experience declines after they are purchased by such Fund.

A rise in the rate of foreclosures of properties may result in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, could delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Fund, which could adversely affect the yields on the mortgage-related securities owned by the Funds and could have the effect of reducing returns to the Funds that have invested in mortgage-related securities collateralized by these residential mortgage loans.

As in the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Subadviser to forecast interest rates and other economic factors correctly. If the Subadviser incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by changes in home values, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called “subprime mortgages” (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of a Fund may decline in response to such developments.

Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.” Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. Mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect a Fund’s holdings of mortgage-backed securities. In light of a changing interest rate environment, a Fund’s investments in these securities may be subject to heightened interest rate risk. Compared to other fixed income investments with similar maturity and credit, asset-backed securities generally increase in value to a lesser extent when interest rates decline and generally decline in value to a similar or greater extent when interest rates rise.

Commercial mortgage-backed securities (“CMBS”) are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. Investments in CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk. The values of, and income generated by, CMBS may be adversely affected by changing interest rates and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to convert properties for other uses. These developments could result from, among other things, changing tastes and preferences (such as remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. The occurrence of any of the foregoing developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments. These developments could also result in reduced liquidity for CMBS and other real estate-related investments.

Municipal Obligations. Municipal obligations are securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). Certain Municipal Bonds may be taxable municipal obligations, which are generally subject to similar investment and issuer risks as tax-exempt municipal obligations (other than with respect to their tax status).

The value of Municipal Bonds may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Legislative changes may affect the availability of Municipal Bonds and the value of a Fund’s holdings. For example, changes in tax laws or other developments that affect the tax-exempt status of municipal securities may result in a decline in such municipal securities’ value.

Investments in Municipal Bonds present certain risks, including credit, interest rate, liquidity, valuation and prepayment risks. Municipal Bonds may also be affected by local, state, and regional factors, including erosion of the tax base, changes in the economic climate unfavorable legislative or political developments, extreme weather conditions, natural or man-made disasters, or litigation involving such municipal securities issuers. In addition, municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by actions of the federal government including reductions in federal spending, increases in federal tax rates, or changes in fiscal policy. Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Also, information related to municipal securities and their risks may be provided by the municipality itself, which may not always be accurate or adequate, resulting in increased difficulty in accurately valuating municipal securities.

Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

The marketability, valuation or liquidity of Municipal Bonds may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect a Fund’s performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers in a particular state, territory, or possession could affect the market value or marketability of Municipal Bonds from any one or all such states, territories, or possessions. As the secondary market for municipal securities may not be as developed or as liquid as the markets for other types of securities, a Fund may be unable to buy or sell municipal securities at favorable prices.

Issuers of Municipal Bonds in a state, territory, commonwealth or possession or instrumentality in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters, or public health conditions. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which, in turn, could affect the market values and marketability of many or all Municipal Bonds of such issuers.

Accordingly, the ability of an issuer of Municipal Bonds to make payments or repay interest (and a Fund’s investments in such issuer’s securities) may be affected by litigation or bankruptcy. In the event of bankruptcy of such an issuer, a Fund investing in the issuer’s securities could experience delays in collecting principal and interest, and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

The value of Municipal Bonds may also be affected by uncertainties with respect to the rights of holders of Municipal Bonds in the event that an insolvent municipality takes steps to reorganize its debt, which might include engaging in into municipal bankruptcy proceedings, extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other similar measures. Under bankruptcy law, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts.

Municipal bankruptcies have in the past been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Legislative developments may result in changes to the laws relating to municipal bankruptcies, which may adversely affect a Fund’s investments in Municipal Bonds. Further, the application of state law to municipal issuers could produce varying results among the states or among Municipal Bond issuers within a state. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the Municipal Bonds held by a Fund. Despite the potential legal protections in the event of a bankruptcy filed by a municipal issuer, a Fund may still experience a delay in collecting principal or interest, if the Fund is able to collect principal or interest at all.

Certain municipal securities may be insured by an insurer. Adverse developments affecting a particular insurer or, more generally, banks and financial institutions could have a negative effect on the value of a Fund’s holdings. For example, rating agency downgrades of an insurer, or other events in the credit markets that may affect the insured municipal bond market as a whole, may adversely affect the value of the insured municipal bonds held by a Fund. A Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

Although insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of a Fund’s shares caused by market changes. It is also important to note that, although insurance may increase the credit safety of investments held by a Fund, it decreases a Fund’s yield as a Fund may pay for the insurance directly or indirectly. In addition, while the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.

Private Investment in Public Equity.  A Fund may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. PIPEs are an accredited investor’s purchase of stock in a public company at a discount to the current market value per share for the purpose of raising capital and may also issue warrants enabling a Fund to purchase additional shares at a price equal to or at a premium to current market prices. Securities acquired by a Fund in such transactions are subject to resale restrictions under securities laws. Because the shares issued in a PIPE transaction are “restricted securities” under the federal securities laws, a Fund cannot freely trade the securities until the issuer files a registration statement to provide for the public resale of the shares, which typically occurs after the completion of the PIPE transaction and the public registration process with the SEC is completed, a period which can last many months. While issuers in PIPE transactions typically agree that they will register the securities for resale by a Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered, or that the registration will be maintained. In addition, a PIPE issuer may require a Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, a Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by a Fund may be deemed illiquid.

Quantitative Tools. The Subadviser may use quantitative models, algorithms, methods or other similar techniques (“quantitative tools”) in managing the Funds’ assets, including to generate investment ideas, identify investment opportunities or as a component of its overall portfolio construction processes and investment selection or screening criteria. Quantitative tools may also be used in connection with risk management and hedging processes. The value of securities selected using quantitative tools can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental or other similar means of analysis. The factors used in quantitative tools and the weight placed on those factors may not be predictive of a security’s value or a successful weighting. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative tools. Thus, a Fund is subject to the risk that any quantitative tools used by the Subadviser will not be successful in, among other things, forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions.

There is no guarantee that quantitative tools, and the investments selected based on such tools, will produce the desired results or enable a Fund to achieve its investment objective. A Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Manager’s or Subadviser’s ability to monitor and timely adjust the metrics or update the data or features underlying the quantitative tools, including accounting for changes in the overall market environment, and identify and address omissions of relevant data or assumptions.

A quantitative tool may not perform as expected and a quantitative tool that has been formulated on the basis of past market data or trends may not be predictive of future price movements. A Fund may also be adversely affected by the Manager’s or Subadviser’s ability to make accurate qualitative judgments regarding the quantitative tool’s output or operational complications relating to a quantitative tool.

Real Estate Investment Trusts. A Fund may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not subject to tax on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value and the occupancy rate of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and creditworthiness of the issuer, are typically not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. Moreover, changes in consumer behavior that affect the use of commercial spaces could negatively impact the value of properties underlying certain REITs. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks. REITs may be more volatile and/or more illiquid than other types of securities.

Recent Events. Events in the financial sector over the past several years, including global developments and disruptions such as those arising out of geopolitical events, public health emergencies (i.e., pandemics and epidemics), natural disasters, cyber attacks, terrorism, and governmental or quasi-governmental actions, have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. Such events may result in, among other things, travel restrictions, closing of borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. These events may adversely affect the value of a Fund’s investments, which are particularly sensitive to these types of market risks given increased globalization and interconnectedness of markets, and the ability of a Subadviser to execute investment decisions for a Fund (and thus, liquidity may be affected). Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue. Any instability in the financial markets may lead the U.S. Government to take a number of actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings. U.S. and global markets have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. Even if banks used by issuers in which a Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and decrease the value of certain holdings. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise, could have an adverse impact on a Fund and issuers in which it invests.

Regulatory Risk. Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. While there continues to be uncertainty about the full impact of regulatory changes, it is the case that the Funds will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future.

Repurchase Agreements. Repurchase agreements entail a Fund’s purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight although the term of such agreement may extend over a number of months (up to one year) from the date of delivery. The repurchase price is in excess of a Fund’s purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

If the party agreeing to repurchase the securities defaults and/or if the value of the underlying securities held by a Fund falls below the repurchase price, a loss could be incurred. A Fund also might incur disposition costs in connection with liquidating the securities. Repurchase agreements will be entered into only where the underlying security is a type of security in which the Fund may invest, as described in the Prospectus and in this SAI.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. Repurchase agreements are commonly used to earn a return on cash held in a Fund. When a repurchase agreement is entered into for the purposes of earning income, the Subadviser monitors the value of the underlying securities at the time the repurchase agreement is entered into and during the term of the agreement to ensure that its daily marked-to-market value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Subadviser, in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund enters into repurchase agreements. For a Fund that is eligible to sell securities short, as described in the Prospectus and in this SAI, repurchase agreements may also be used to affect the short sale of a security.

Rule 144A Securities. A Fund may invest in certain securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws, including restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the Securities Act of 1933 (the “1933 Act”) (“Rule 144A securities”). The resale limitations on these types of securities may affect their liquidity because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer. Thus, it may be difficult for a Fund to dispose of Rule 144A securities at a favorable time and under favorable conditions.

Short Sales. The Funds may make short sales of securities to: (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, a Fund may pay a fee to borrow securities or maintain an arrangement with a broker-dealer to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. When used for hedging purposes, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A Fund may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

To the extent that a Fund engages in short sales, it will provide collateral to the lender of the security sold short. A short sale is “against the box” to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Sovereign Debt. Sovereign debt instruments in which a Fund may invest may involve a high degree of risk and may be deemed to be the equivalent in terms of credit quality to securities rated below investment grade. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or pay interest when due, or at all, in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner, or at all, may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or pay interest when due may result in the cancellation of such third parties’ commitments to lend funds to or otherwise financially support the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the restructuring of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. The risks associated with sovereign debt are greater for issuers in emerging markets than issuers in developed markets.

Special Purpose Acquisition Companies. A Fund may invest in stock, warrants, rights and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC, sometimes referred to as “blank check company,” is a private or publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company to be identified subsequent to the SPAC’s IPO. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares of common stock. At a specified time, the rights and warrants may be separated from the common stock at the election of the holder, after which time each security typically is freely tradeable.

As an alternative to obtaining a public listing through a traditional IPO, SPAC investments carry many of the same risks as investments in IPO securities. These may include, but are not limited to, erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. Please refer to the discussions of risks related to investments in “Equity Securities” for additional information concerning risks associated with IPOs. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments and does not typically pay dividends with respect to its common stock. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. Additionally, a Fund may purchase units or shares of SPACs that have completed an IPO on a secondary market, during a SPAC’s IPO or through a PIPE offering. PIPE transactions involve the purchase of securities typically at a discount to the market price of the company’s common stock and may be subject to transfer restrictions, which typically would make them less liquid than equity issued through a public offering.

Investments in SPACs also have risks peculiar to the SPAC structure and investment process. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. To the extent a SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. SPAC shareholders may not approve any proposed acquisition or merger, or an acquisition or merger, once effected, may prove unsuccessful. If an acquisition or merger is not completed within a pre-established period (typically, two years), the remainder of funds invested in the SPAC are returned to its shareholders unless shareholders approve alternate options. While a SPAC investor may receive both stock in the SPAC, as well as warrants or other rights at no marginal cost, those warrants or other rights may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price. A Fund may also be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. Because SPACs only business is to seek acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition or merger target. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. For example, since the sponsor, directors and officers of a SPAC may directly or indirectly own interests in a SPAC, the sponsor, directors and officers may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate a business combination. This risk may become more acute as the deadline for the completion of a business combination nears. In addition, the requirement that a SPAC complete a business combination within a prescribed time frame may give potential target businesses leverage over the SPAC in negotiating a business combination, and may limit the time the SPAC has in which to conduct due diligence on potential business combination targets, which could undermine the SPAC’s ability to complete a business combination on terms that would produce value for its shareholders. Some SPACs pursue acquisitions and mergers only within certain market sectors or regions, which can increase the volatility of their prices. Conversely, other SPACs may invest without such limitations, in which case management may have limited experience or knowledge of the market sector or region in which the transaction is contemplated. Moreover, interests in SPACs may be illiquid and/or be subject to restrictions on resale, which may remain for an extended time, and may only be traded in the over-the-counter market. If there is no market for some interests in a SPAC, or only a thinly traded market, a Fund may not be able to sell its interest, or may be able to sell its interest only at a price below what the Fund believes is the SPAC interest’s value.

To-Be-Announced Securities/Purchase Commitments. To-be-announced (“TBA”) securities and purchase commitments are commitments to purchase mortgage-backed securities for a fixed price at a future date. At the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security. Also, the value of TBA securities on the delivery date may be more or less than the price paid by a Fund to purchase the securities. A Fund will lose money if the value of the

TBA security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery.

Unfunded Loan Commitments. Unfunded loan commitments expose lenders to credit risk—the possibility of loss due to a borrower’s inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated. Each Fund records an investment when the borrower draws down the money and records interest as earned.

U.S. Government Securities Risk. A Fund may invest in U.S. government securities, which include securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities. There are different types of government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Fannie Mae or Freddie Mac, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are insured or guaranteed by the U.S. Treasury.

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Subadviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

Utilities. Companies in the utilities group of industries may be affected by general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, technological progress, energy prices, resource conservation and depletion, man-made or natural disasters, geopolitical events, and environmental, safety and other government regulations. Utility companies may also be subject to increased costs because of the effects of man-made or natural disasters. The value of securities issued by companies in the utilities group of industries may be negatively impacted by variations in exchange rates, domestic and international competition, energy conservation and governmental limitations on rates charged to customers. Although rate changes of a regulated utility usually vary in approximate correlation with financing costs, due to political and regulatory factors rate changes usually happen only after a delay after the changes in financing costs. Deregulation may subject utility companies to increased competition and can negatively affect their profitability as it permits utility companies to diversify outside of their original geographic regions and customary lines of business, causing them to engage in more uncertain ventures. Deregulation can also eliminate restrictions on the profits of certain utility companies, but can simultaneously expose these companies to an increased risk of loss. Although opportunities may permit certain utility companies to earn more than their traditional regulated rates of return, companies in the utilities group of industries may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets. Current and future regulations or legislation can make it more difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and thus may restrict utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that those increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

When-Issued and Delayed Delivery Instruments. In order to secure prices or yields deemed advantageous at the time a Fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. A Fund may also enter into forward commitments. A Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, a Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of the securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed-delivery basis, a Fund will meet its obligations from the available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). Depending on market conditions, a Fund could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

If a Fund determines it is necessary to sell the when-issued or delayed delivery securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

Zero Coupon Bonds and Payment-in-Kind Securities. A Fund’s fixed income investments may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. A zero coupon bond pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt instruments which provide for regular payments of interest. Moreover, zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. The valuation of such investments requires judgment regarding the collection of futures payments.

A Fund may invest in payment-in-kind securities. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because payment-in-kind securities do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than securities that pay interest currently.

Payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such securities may involve greater credit risks than securities paying interest currently in cash.

Investment Restrictions

The investment restrictions applicable to the Funds are set forth below and are either fundamental or non-fundamental. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the 1940 Act. Non-fundamental policies or restrictions may be changed by the Board without shareholder approval.

Unless otherwise indicated, all of the percentage limitations below (as with those recited in the Prospectus) apply to each Fund on an individual basis, and apply only at the time a transaction is entered into or an investment is made, except that any borrowing by a Fund that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the applicable percentage that results from a relative change in values of portfolio investments or from a change in a Fund’s net assets will not be considered a violation of the Fund’s policies or restrictions.

For a Fund with an 80% policy described below, the Fund will consider, for purposes of determining compliance with its 80% policy, the investment policies and/or principal investment strategies of the underlying funds in which the Fund, from time to time, may invest. Certain Funds may invest their assets in exchange-traded funds that invest in similar securities or instruments as the Funds. A Fund may count such securities or instruments towards various guideline tests, including the test with respect to 80% of the Fund’s net assets.

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of each Fund and may not be changed, except as described below, without the approval of a majority of the outstanding voting securities of that Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of such Fund, whichever is the less. For purposes of the fundamental investment restrictions, the phrase “to the extent permitted under the 1940 Act and the rules and regulations thereunder” may be informed by guidance and interpretations of the SEC or its staff or exemptive relief from the SEC.

1. Each Fund may borrow money to the extent permitted under the 1940 Act and the rules and regulations thereunder.

2. Each Fund may issue senior securities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

3. Each Fund may act as an underwriter of securities issued by others to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

4. Each Fund may purchase or sell real estate to the extent permitted under the 1940 Act and the rules and regulations thereunder.

5. Each Fund may invest in physical commodities or contracts relating to physical commodities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

6. Each Fund may make loans to the extent permitted under the 1940 Act and the rules and regulations thereunder.

7. Except for Guardian Global Utilities VIP Fund, each Fund may not “concentrate” its investments in a particular industry or group of industries, except to the extent permitted under the 1940 Act and the rules and regulations thereunder. Guardian Global Utilities VIP Fund will invest at least 25% of its total assets in securities of companies in the utilities group of industries.

In addition to the fundamental restrictions listed above, each Fund except for Guardian Large Cap Fundamental Growth VIP Fund and Guardian Large Cap Disciplined Growth VIP Fund operates in a manner consistent with its classification as a “diversified company,” as that term is defined in the 1940 Act.

Additional Information Regarding Fundamental Investment Restrictions

Borrowing. In the event that a Fund’s “asset coverage” (as defined in the 1940 Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

Senior Securities. A Fund may enter into certain transactions that are economically equivalent to borrowing (e.g., reverse repurchase agreements). As described above, the SEC adopted a rule related to the use of derivatives and certain other transactions, including reverse repurchase agreements and certain other transactions that create leverage, by registered investment companies that permits funds to enter into such transactions subject to certain conditions thereunder. Each Fund will limit its investments in reverse repurchase agreements and other borrowings to no more than 33 1/3%, or as otherwise limited herein, of its total assets.

Real Estate. A Fund may acquire real estate as a result of ownership of securities or other instruments and a Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts.

Commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices and certain credit default swaps, may, under certain circumstances, also be considered to be commodity interests. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities.

Loans. Although the 1940 Act does not prohibit a fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, the staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries. In applying this restriction to derivative transactions or instruments, including, but not limited to, futures, swaps, forwards, options and structured notes, the Fund will look to the industry of the reference asset(s) and not to the counterparty or issuer. The Funds do not apply this restriction to (i) repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. government agency securities. A Fund will consider the concentration policy of any underlying funds in which the Fund invests for purposes of the Fund’s concentration policy.

For purposes of a Fund’s industry concentration policy, the Manager or Subadviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager or Subadviser may, but need not, consider industry classifications provided by third parties. The Manager and each Subadviser generally refer to the MSCI Global Industry Classification Standard (GICS®) for this purpose.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to  75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

Other Investment Policies and Restrictions

In addition to the fundamental investment restrictions described above, the Board has adopted certain non-fundamental policies and restrictions, which may be changed or amended by action of the Board without approval of shareholders.

Illiquid Investments. No Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Names Rule. Should a Fund’s name suggest that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, the Fund’s policy of investing, under normal circumstances, “at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment)” may be changed by the Board without shareholder approval. However, shareholders would receive at least 60 days’ notice prior to the effectiveness of the change.

Trustees and Officers

The Trust’s Leadership Structure

The Board provides general oversight of the business and affairs of the Funds. The Trustees are responsible for deciding matters of overall policy and overseeing the key service providers to the Funds, including the Manager and Subadvisers. Trustees who are not deemed to be “interested persons” of the Trust (as defined in the 1940 Act) are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

The Role of the Board

The Board has appointed officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program, oversees the compliance programs of certain service providers to the Trust, and regularly reports to the Board as to compliance matters. Like most mutual funds, the Board delegates the day-to-day management of the Trust to the various service providers that have been contractually retained to provide such day-to-day services to the Trust. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership and Structure. The Board is composed of six Trustees, a majority of which are Independent Trustees. The Chairman of the Board is an Interested Trustee. The Independent Trustees have appointed John Walters as Lead Independent Trustee of the Trust. The Lead Independent Trustee serves as the principal liaison between the Independent Trustees and management between Board meetings. In addition, the Lead Independent Trustee’s responsibilities include presiding at executive sessions of the Independent Trustees, consulting and coordinating with the Chairman of the Board and Chairs of the Audit Committee and Investment Committee with respect to Board and committee meeting agendas, and performing such other functions with respect to the Trust from time to time as may be agreed with the Chairman of the Board.

The Board meets as often as necessary to discharge its responsibilities. The Board meets in person or by video or telephone at regularly scheduled meetings four times a year and also may meet in-person or by video or telephone at special meetings to discuss specific matters that may require action prior to the next regularly scheduled meeting. As described below, the Board has established an Audit Committee and Investment Committee to assist the Board in fulfilling its oversight function.

The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities. The Independent Trustees have engaged independent legal counsel to assist them in fulfilling their responsibilities.

Board Oversight and Management of Risk. The day-to-day management of various risks related to the administration and operation of the Trust is the responsibility of management and other service providers retained by the Trust or by management, most of whom employ professional personnel who have risk management responsibilities. Risk management is a broad concept comprised of many elements. Accordingly, Board oversight of different types of risks is handled in different ways. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. The Board, Audit Committee and Investment Committee also receive periodic reports as to how the Manager conducts service provider oversight and how it monitors for other risks, such as derivatives risks, operational risks, cyber risks, business continuity risks and risks that might be present with individual portfolio managers or specific investment strategies. The Independent Trustees meet regularly with the Chief Compliance Officer to discuss compliance and operational risks.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, the Manager and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities.

The Board oversees the Funds’ liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Manager. Additionally, as required by Rule 22e-4 under the 1940 Act, the Trust implemented the Liquidity Program, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”) who is responsible for administering the Liquidity Program. The Board reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

With respect to its oversight of the Funds’ derivatives risk, the Board reviews, no less frequently than annually, a written report prepared by the Derivatives Risk Manager that addresses the operation and effectiveness of the Derivatives Risk Management Program (“DRMP”) implemented pursuant to Rule 18f-4 under the 1940 Act. The Board also receives reports on at least a quarterly basis with respect to the Funds’ compliance with Rule 18f-4 and the results of stress testing under the DRMP.

The Board of Trustees has designated Park Avenue as the valuation designee for the Funds pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer evaluation. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Funds.

The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Funds’ investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

The following table provides basic information about the Trustees of the Trust as of the date of this SAI, including principal occupations during the past five years, although their specific titles may have varied over the period.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees(2)	Other Directorships Held by Trustee
		Independent Trustees
Bruce W. Ferris (born 1955)(3)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013-2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013-2015); Senior Vice President, Prudential Annuities (2008-2015).	24	None.
Theda R. Haber (born 1954)(3)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Visiting Professor of Law, UC Davis School of Law (2014-2021).	24	None.
Marshall Lux (born 1960)(3)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, GreenSky LLC (financial technology company) (since March 2024); Board Member, Flutterwave (financial technology company) (since March 2024); Board Member, Flagstar Financial, Inc. and Flagstar Bank, N.A. (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021-2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009-2014).	24	None.
James D. McDonald (born 1959)(3)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009 – 2023) and Director of Equity Research (2001 – 2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011); Trustee of First American Funds Trust (registered investment company offering six individual funds) (since December 2023).

John Walters (born 1962) (3)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since January 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015-2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013-2019); Board Member, Stadion Money Management LLC (investment adviser) (2011-2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000-2010).	24	Trustee, Victory Portfolios III, formerly USAA Mutual Funds Trust, (registered investment company offering 57 individual funds) (since 2019).
		Interested Trustee
Michael Ferik (born 1972)(4)	Chairman and Trustee (Since 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017-2019), Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	24	None.

(1) Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

(2) The Trust currently consists of 24 separate Funds.

(3) Member of the Audit Committee and Investment Committee of the Board.

(4) Mr. Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of his affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Information about Each Trustee’s Qualifications, Experience, Attributes or Skills

The Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust, based on a review of the experience, qualifications, attributes and skills of each Trustee, including those listed in the table above. The following is a summary of qualifications, experiences, attributes and skills of each Trustee (in addition to the information in the table above) that support the conclusion that each individual is qualified to serve as a Trustee.

Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of service providers to the Trust, the capacity to evaluate financial and legal matters and exercise reasonable business judgment, and a commitment to the representation of the interests of the Funds and their shareholders.

Interested Trustee

Mr. Ferik. Mr. Ferik is Head of Individual Markets of The Guardian Life Insurance Company of America.  The Individual Markets organization provides products and services to individual customers including life insurance, disability, annuities, and wealth management products and services.  His experience also includes serving as Guardian Life’s Chief Financial Officer, where he led the financial, risk, actuarial, and internal audit functions.

Independent Trustees

Mr. Ferris. Mr. Ferris has extensive experience in the financial services industry, including as President and Chief Executive Officer of a broker-dealer responsible for distribution of annuity products, and has served as Chairman of an industry trade organization.

Ms. Haber. Ms. Haber has extensive experience in the asset management industry, including various senior positions at large asset managers, including General Counsel of a trust company affiliated with a major, global financial institution.

Mr. Lux. Mr. Lux has extensive experience in the financial services industry, including various senior positions in risk management and investment banking. Mr. Lux is a Senior Advisor at the Boston Consulting Group and was formerly a Senior Partner at the Boston Consulting Group and at McKinsey & Company. He is a Senior Fellow at Harvard University’s John F. Kennedy School of Government, the Wharton School of the University of Pennsylvania, Georgetown University and the Kellogg School of Management at Northwestern University. He currently serves as an advisor to various financial technology companies.

Mr. McDonald. Mr. McDonald has extensive experience in the financial services industry, including as Chief Investment Strategist for institutional and wealth management clients globally; he also served as Executive Vice President and Chief Investment Strategist and Director of Research for a large U.S.-based bank and served in various capacities as a controller and as an auditor at a major public accounting firm. Mr. McDonald has served and continues to serve on other boards.

Mr. Walters. Mr. Walters has extensive experience in the financial services industry, including prior executive positions at a large insurance company. Mr. Walters has served and continues to serve on other boards.

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including principal occupations during the past five years, although their specific titles may have varied over the period.

Name and Year of Birth	Position(s) Held and Length of Service(5)	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America.

Larry Weiss (born 1973)	Treasurer, and Principal Financial and Accounting Officer (since June 2024)	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America (since November 2023); Head of Financial Planning and Analysis, Group Benefits, The Guardian Life Insurance Company of America prior thereto.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (since 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon prior thereto.

Philip Stack (born 1964)	Chief Compliance Officer (Since 2017)	Head of Mutual Fund Compliance, The Guardian Life Insurance Company of America.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since 2019)	Senior Counsel, Anti-Money Laundering Officer, The Guardian Life Insurance Company of America.

Kathleen M. Moynihan (born 1966)(6)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

Carol Huen (born 1975)	Assistant Treasurer (since 2023)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2021); Lead Representative, The Bank of New York Mellon prior thereto.

(5)	Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.
(6)	Ms. Moynihan is designated as the Trust’s Chief Legal Officer for purposes of Sections 307 and 406 of the Sarbanes-Oxley Act of 2002 (since 2021).

Standing Board Committees

The Board has established an Audit Committee, which is composed of all of the Independent Trustees of the Trust (Bruce W. Ferris, Theda R. Haber, Marshall Lux (Chair), James D. McDonald and John Walters). The Board has determined that each of Mr. Ferris, Mr. Lux and Mr. Walters is an “audit committee financial expert,” as such term is defined in the applicable SEC rules. The Audit Committee’s functions include, among other things, overseeing the Trust’s processes for accounting, auditing, financial reporting and internal controls. The Audit Committee met four times during the fiscal year ended December 31, 2024.

The Board has established an Investment Committee, which is composed of all of the Independent Trustees of the Trust (Bruce W. Ferris (Chair), Theda R. Haber, Marshall Lux, James D. McDonald and John Walters). The primary purposes of the Investment Committee are to assist the Board in overseeing the Funds’ investment performance, consistency of the Funds with their stated objectives and styles, and management’s selection of benchmarks and other performance measures for the Funds. The Investment Committee met four times during the fiscal year ended December 31, 2024.

Beneficial Interest of Trustees

No Trustee beneficially owned shares of the Funds as of December 31, 2024.

Board Compensation

The Trust pays each Independent Trustee an annual retainer fee for service as a Trustee on the Board. In addition, the Lead Independent Trustee, the Chairperson of the Audit Committee and the Chairperson of the Investment Committee each receive additional annual compensation for their services. The Trust may also pay the Independent Trustees for participation in special Board or committee meetings. Independent Trustees are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at Board and committee meetings. Each Fund in the Trust pays a pro rata share of these fees. The pro rata share paid by each Fund is based on each Fund’s average net assets as a percentage of the average net assets of all of the Funds in the Trust as of the end of each fiscal year. The Trust does not pay any compensation to the Interested Trustee. The Trust has no pension or retirement plan or benefits.

During the fiscal year ended December 31, 2024, each Independent Trustee received compensation from the Trust as follows:

Name of Fund	Bruce W. Ferris	Theda R. Haber	Marshall Lux	James D. McDonald	John Walters
Guardian Small Cap Value Diversified VIP Fund	$11,034	$9,901	$11,034	$9,901	$12,166
Guardian Global Utilities VIP Fund	$2,816	$2,527	$2,816	$2,527	$3,104
Guardian Multi-Sector Bond VIP Fund	$10,329	$9,269	$10,329	$9,269	$11,388
Guardian U.S. Government/Credit VIP Fund	$8,806	$7,903	$8,806	$7,903	$9,709
Guardian Total Return Bond VIP Fund	$12,131	$10,887	$12,131	$10,887	$13,375
Guardian All Cap Core VIP Fund	$8,814	$7,911	$8,814	$7,911	$9,716
Guardian Select Mid Cap Core VIP Fund	$10,405	$9,338	$10,405	$9,338	$11,472
Guardian Small-Mid Cap Core VIP Fund	$13,455	$12,074	$13,455	$12,074	$14,835
Guardian Strategic Large Cap Core VIP Fund	$12,054	$10,818	$12,054	$10,818	$13,291
Guardian Balanced Allocation VIP Fund	$11,048	$9,916	$11,048	$9,916	$12,179
Guardian Equity Income VIP Fund	$6,643	$5,962	$6,643	$5,962	$7,324
Guardian Core Fixed Income VIP Fund	$20,293	$18,212	$20,293	$18,212	$22,374
Guardian Short Duration Bond VIP Fund	$8,252	$7,406	$8,252	$7,406	$9,098
Guardian Large Cap Disciplined Growth VIP Fund	$21,521	$19,315	$21,521	$19,315	$23,728
Guardian Large Cap Fundamental Growth VIP Fund	$11,593	$10,404	$11,593	$10,404	$12,782
Guardian Integrated Research VIP Fund	$16,207	$14,545	$16,207	$14,545	$17,869
Guardian Diversified Research VIP Fund	$6,556	$5,884	$6,556	$5,884	$7,229
Guardian Large Cap Disciplined Value VIP Fund	$6,115	$5,487	$6,115	$5,487	$6,743
Guardian Growth & Income VIP Fund	$6,416	$5,758	$6,416	$5,758	$7,074
Guardian Mid Cap Relative Value VIP Fund	$7,005	$6,286	$7,005	$6,286	$7,724
Guardian Mid Cap Traditional Growth VIP Fund	$3,355	$3,010	$3,355	$3,010	$3,699
Guardian International Equity VIP Fund	$13,730	$12,322	$13,730	$12,322	$15,138
Guardian International Growth VIP Fund	$4,864	$4,366	$4,865	$4,365	$5,364
Guardian Core Plus Fixed Income VIP Fund	$10,308	$9,249	$10,307	$9,250	$11,369
Total (24 Funds)	$243,750	$218,750	$243,750	$218,750	$268,750

Management of the Funds

Description of Manager

Manager and Investment Management Agreement

Park Avenue Institutional Advisers LLC, a Delaware limited liability company organized in 2015 (“Park Avenue” or the “Manager”), serves as the investment manager of each Fund. The Manager is registered with the SEC as an investment adviser and is a wholly-owned subsidiary of Guardian Investor Services LLC, a Delaware limited liability company (“GIS”), which is a wholly-owned subsidiary of The Guardian Life Insurance Company of America, a New York insurance company (“Guardian Life”). The Manager serves as the adviser or subadviser to certain open-end management investment companies registered under the 1940 Act and provides investment advisory services to other clients. GIS and its predecessor, Guardian Investor Services Corporation, a New York corporation, served as investment subadviser for registered investment companies from 1968 to 2015. The Manager’s principal office is located at 10 Hudson Yards, New York, NY 10001. As of December 31, 2024, the Manager managed approximately $75.9 billion in assets, of which approximately $69.8 billion represents the assets of Guardian Life and its subsidiaries.

Pursuant to an investment management agreement between the Trust, on behalf of the Funds, and the Manager, the Manager provides investment advisory and related management services and administrative and compliance services to the Funds (“Management Agreement”). The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds.

The Manager has delegated responsibility for the day-to-day investment management of the Funds to the Subadvisers, subject to the oversight and supervision of the Manager. The Manager is responsible for, among other overall management services, overseeing the provision of management services for the Funds and assisting in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds as set forth in the Management Agreement, including custodial, transfer agency, accounting, auditing, compliance and certain related services. In addition, the Manager is responsible for overseeing and monitoring the nature and quality of services provided by the Subadvisers, including the Funds’ investment performance and the Subadvisers’ execution of the Funds’ investment strategies. In its oversight and monitoring role, the Manager also evaluates the Subadvisers’ investment processes, adherence to investment styles, strategies and techniques and other factors that the Manager deems relevant to its oversight and monitoring. The Manager is a party to a shared services agreement with Guardian Life. Under this agreement, the Manager may utilize employees from Guardian Life in connection with various services such as human resources, accounting, tax, valuation, information technology services, office space, employees, compliance and legal. The Manager conducts periodic due diligence of the Subadvisers and performs a variety of compliance monitoring functions with respect to the Funds.

After an initial term of two years for each Fund, the Management Agreement (as with the subadvisory agreements described below) continues in effect from year to year with respect to each Fund so long as such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to the Management Agreement or who are Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or (ii) a “vote of a majority of the outstanding voting securities” of such Fund (as defined in the 1940 Act).

The Management Agreement may be terminated as to a particular Fund at any time without penalty by (i) the vote of the Board, (ii) the vote of a majority of the outstanding voting securities of that Fund, or (iii) the Manager, on sixty (60) days’ prior written notice to the other party. The notice provided for herein may be waived by any party. The Management Agreement will terminate automatically in the event of its “assignment” (as defined in and interpreted under Section 2(a)(4) of the 1940 Act).

Manager-of-Managers Arrangement

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisers to the Funds. The Manager and the Trust have obtained an exemptive order (the “Manager-of-Managers Order”) from the SEC to permit the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate, and to modify any existing or future subadvisory agreement with unaffiliated subadvisers and subadvisers that are “wholly-owned subsidiaries” (as defined in the 1940 Act) of the Manager, or a sister company of the Manager that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns the Manager, and to provide relief from certain disclosure obligations with regard to subadvisory fees. The Manager-of-Managers Order is subject to certain conditions, including that each Fund notify shareholders and provide them with certain information required by the Manager-of-Managers Order within 90 days of hiring a new subadviser. In accordance with a separate exemptive order that the Manager and the Trust have obtained from the SEC, the Board may enter into a new subadvisory agreement or materially amend an existing subadvisory agreement with a subadviser at a meeting that is not in person, subject to certain conditions, including that the Board members are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.

Pursuant to orders of exemption issued by the SEC to GIAC (“Substitution Orders”) GIAC, the record owner of the shares of the Funds, is permitted to substitute shares of certain funds available as investment options under the Contracts with corresponding shares of the Funds (each, a “Substitution”). If a Fund receives assets in a Substitution in reliance on the Substitution Orders, the Manager may not change such Fund’s Subadviser, add a new sub-adviser, or otherwise rely on the Manager-of-Managers Order or any replacement order from the SEC with respect to any Fund without first obtaining shareholder approval of the change in such Subadviser, the new sub-adviser, or the Fund’s ability to rely on the Manager-of-Managers Order, or any replacement order from the SEC, at a shareholder meeting, the record date for which shall be after the Substitution has been effected.

Certain Funds, including those listed in the table below, may rely on the Manager-of-Managers Order:

Fund	May Rely on Manager-of- Managers Order	Currently May Not Rely on Manager-of- Managers Order
Guardian Large Cap Fundamental Growth VIP Fund	x
Guardian Large Cap Disciplined Growth VIP Fund	x
Guardian Mid Cap Traditional Growth VIP Fund	x
Guardian All Cap Core VIP Fund		x
Guardian Strategic Large Cap Core VIP Fund	x
Guardian Integrated Research VIP Fund		x
Guardian Diversified Research VIP Fund	x
Guardian Select Mid Cap Core VIP Fund	x
Guardian Small-Mid Cap Core VIP Fund	x
Guardian Small Cap Value Diversified VIP Fund	x
Guardian Equity Income VIP Fund		x
Guardian Large Cap Disciplined Value VIP Fund	x
Guardian Growth & Income VIP Fund	x
Guardian Mid Cap Relative Value VIP Fund	x
Guardian Global Utilities VIP Fund	x
Guardian International Growth VIP Fund	x
Guardian International Equity VIP Fund	x
Guardian Balanced Allocation VIP Fund	x
Guardian Core Fixed Income VIP Fund	x
Guardian Core Plus Fixed Income VIP Fund	x
Guardian Multi-Sector Bond VIP Fund	x
Guardian Short Duration Bond VIP Fund	x
Guardian Total Return Bond VIP Fund	x
Guardian U.S. Government/Credit VIP Fund	x

Management Fee Schedules

As compensation for its services and its assumption of certain expenses, the Manager is entitled to a fee, computed daily and payable monthly, at an annual rate listed below (as a percentage of each respective Fund’s average daily net assets). The Subadvisers are or will be paid a percentage of each applicable Fund’s average daily net assets by the Manager out of its management fee.

Fund	Fee (as an annual percentage of average daily net assets of the Fund)
Guardian Large Cap Fundamental Growth VIP Fund	0.62% on assets up to $100 million;
0.57% on assets from $100 to $300 million;
0.52% on assets from $300 to $500 million;
0.50% on assets over $500 million.
Guardian Large Cap Disciplined Growth VIP Fund	0.62% on assets up to $100 million;
0.57% on assets from $100 to $300 million;
0.52% on assets from $300 to $500 million;
0.50% on assets over $500 million.
Guardian Integrated Research VIP Fund	0.50% on assets up to $200 million;
0.43% on assets from $200 to $300 million;
0.40% on assets over $300 million.
Guardian Diversified Research VIP Fund	0.60%
Guardian Large Cap Disciplined Value VIP Fund	0.65% on assets up to $100 million;

0.60% on assets from $100 to $300 million;
0.55% on assets from $300 to $500 million;
0.53% on assets over $500 million.
Guardian Growth & Income VIP Fund	0.65% on assets up to $100 million;
0.60% on assets from $100 to $300 million;
0.55% on assets from $300 to $500 million;
0.53% on assets over $500 million.
Guardian Mid Cap Traditional Growth VIP Fund	0.80% on assets up to $100 million;
0.75% on assets from $100 to $300 million;
0.73% on assets over $300 million.
Guardian Mid Cap Relative Value VIP Fund	0.72% on assets up to $100 million;
0.67% on assets from $100 to $300 million;
0.62% on assets from $300 to $500 million;
0.60% on assets over $500 million.
Guardian International Growth VIP Fund	0.80% on assets up to $100 million;
0.75% on assets over $100 million.
Guardian International Equity VIP Fund	0.80% on assets up to $100 million;
0.75% on assets over $100 million.
Guardian Core Plus Fixed Income VIP Fund	0.45% on assets up to $300 million;
0.40% on assets over $300 million.
Guardian Small Cap Value Diversified VIP Fund	0.69%
Guardian Global Utilities VIP Fund	0.73%
Guardian Multi-Sector Bond VIP Fund	0.52%
Guardian Total Return Bond VIP Fund	0.45% on assets up to $300 million;
0.40% on assets over $300 million.
Guardian U.S. Government/Credit VIP Fund	0.47%
Guardian All Cap Core VIP Fund	0.44% on assets up to $500 million;
0.40% on assets over $500 million.
Guardian Balanced Allocation VIP Fund	0.48%
Guardian Select Mid Cap Core VIP Fund	0.53%
Guardian Small-Mid Cap Core VIP Fund	0.65% on assets up to $200 million;
0.60% on assets over $200 million.
Guardian Strategic Large Cap Core VIP Fund	0.55% on assets up to $200 million;
0.50% on assets over $200 million.
Guardian Equity Income VIP Fund	0.50%
Guardian Core Fixed Income VIP Fund	0.45% on assets up to $300 million;
0.40% on assets over $300 million.
Guardian Short Duration Bond VIP Fund	0.45% on assets up to $300 million;
0.40% on assets over $300 million.

Fee Waivers and Expense Limitations

The Manager has contractually agreed to waive certain fees and/or reimburse certain expenses through April 30, 2026, so that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses) do not exceed the following amounts of average daily net assets of the Funds as set forth below.

Fund	Expense Limitation
Guardian Large Cap Fundamental Growth VIP Fund	0.98%
Guardian Large Cap Disciplined Growth VIP Fund	0.87%
Guardian Integrated Research VIP Fund	0.84%
Guardian Diversified Research VIP Fund	0.95%
Guardian Large Cap Disciplined Value VIP Fund	0.97%
Guardian Growth & Income VIP Fund	0.97%
Guardian Mid Cap Traditional Growth VIP Fund	1.08%
Guardian Mid Cap Relative Value VIP Fund	1.09%
Guardian International Growth VIP Fund	1.15%
Guardian International Equity VIP Fund	1.15%
Guardian Core Plus Fixed Income VIP Fund	0.82%
Guardian Small Cap Value Diversified VIP Fund	1.05%
Guardian Global Utilities VIP Fund	1.11%
Guardian U.S. Government/Credit VIP Fund	0.74%
Guardian Total Return Bond VIP Fund	0.82%
Guardian Multi-Sector Bond VIP Fund	0.96%
Guardian All Cap Core VIP Fund	0.91%
Guardian Select Mid Cap Core VIP Fund	1.12%
Guardian Small-Mid Cap Core VIP Fund	1.08%
Guardian Strategic Large Cap Core VIP Fund	0.94%
Guardian Balanced Allocation VIP Fund	0.94%
Guardian Equity Income VIP Fund	0.55%
Guardian Core Fixed Income VIP Fund	0.52%
Guardian Short Duration Bond VIP Fund	0.45%

These expense limitations may not be increased or terminated prior to this time without Board action, may be terminated only upon approval of the Board, and are subject to the Manager’s recoupment rights. The Manager may be entitled to recoupment of previously waived fees and reimbursed expenses from a Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any (i.e., if the Fund will be able to make the repayment, after accounting for the repayment, without exceeding the expense limitation in effect at the time of the waiver or reimbursement and without exceeding the expense limitation in effect at the time of the recoupment, if any). For purposes of the expense limitations, extraordinary expenses relate to costs associated with events or transactions that are unusual in their nature and infrequent in their occurrence.

The expiration date of the expense limitation agreement and the recoupment right of the Manager as they relate to certain Funds is subject to the terms and conditions of the Substitution Order. Additional information regarding the total potential recoupment amounts and/or amounts recouped can be found in the Funds’ shareholder reports.

Management Fees Paid

The Funds pay the Manager fees as compensation for the services provided by it under the Management Agreement. The amount of these management fees is accrued daily and payable monthly (or more frequently) at fixed annual rates based on the average daily net assets of each Fund. Management fees paid to the Manager for the last three fiscal years are shown in the table below.

	Fiscal Year Ended December 31,
	2024		2023		2022
Fund Name	Management Fees	Fee Waivers/ Expense Reimbursement	Management Fees	Fee Waivers/ Expense Reimbursement	Management Fees	Fee Waivers/ Expense Reimbursement
Guardian Large Cap Fundamental Growth VIP Fund	$1,348,839	$-	$1,513,819	$-	$1,641,166	$-
Guardian Large Cap Disciplined Growth VIP Fund	$2,428,232	$(216,851)	$2,589,627	$(166,532)	$2,788,848	$(92,032)
Guardian Integrated Research VIP Fund (2)	$1,510,558	$-	$1,652,169	$(7,569)	$1,620,726	$-
Guardian Diversified Research VIP Fund	$777,664	$(79,115)	$852,384	$(51,030)	$945,334	$(39,888)
Guardian Large Cap Disciplined Value VIP Fund	$757,008	$(132,219)	$946,880	$(80,045)	$1,123,028	$(22,690)
Guardian Growth & Income VIP Fund	$807,981	$(102,086)	$887,802	$(94,103)	$1,012,764	$(49,040)
Guardian Mid Cap Traditional Growth VIP Fund	$511,991	$(152,002)	$665,456	$(125,590)	$799,837	$(107,679)
Guardian Mid Cap Relative Value VIP Fund	$962,443	$(49,136)	$1,141,259	$(5,711)	$1,357,146	$-
Guardian International Growth VIP Fund	$752,025	$(140,032)	$852,858	$(85,894)	$955,720	$(31,406)
Guardian International Equity VIP Fund	$2,052,062	$(192,936)	$2,333,632	$(212,894)	$2,614,024	$(148,136)
Guardian Core Plus Fixed Income VIP Fund	$893,997	$(131,299)	$1,087,217	$(77,520)	$1,280,899	$-
Guardian Global Utilities VIP Fund	$404,741	$(142,721)	$441,969	$(121,732)	$522,464	$(127,776)
Guardian Multi-Sector Bond VIP Fund	$1,052,710	$-	$1,184,788	$-	$1,363,440	$-
Guardian U.S. Government/Credit VIP Fund	$812,279	$(236,739)	$924,110	$(201,259)	$1,082,810	$(176,475)
Guardian Total Return Bond VIP Fund	$1,075,084	$(149,240)	$1,179,611	$(83,623)	$1,334,240	$(40,529)
Guardian Small Cap Value Diversified VIP Fund	$1,504,532	$(44,028)	$1,712,903	$-	$1,871,161	$-
Guardian All Cap Core VIP Fund	$795,115	$(29,953)	$728,380	$(86,396)	$531,573	$(89,039)
Guardian Select Mid Cap Core VIP Fund	$1,104,093	$(37,813)	$1,145,258	$(108,407)	$1,242,425	$(76,499)
Guardian Small-Mid Cap Core VIP Fund	$1,694,197	$(63,984)	$1,784,298	$(176,263)	$2,001,324	$(133,669)
Guardian Strategic Large Cap Core VIP Fund	$1,290,935	$(70,013)	$1,433,524	$(150,498)	$1,617,071	$(100,914)
Guardian Balanced Allocation VIP Fund(1)	$1,075,083	$-	$1,042,426	$-	$723,226	$-
Guardian Equity Income VIP Fund(1)	$668,271	$(47,934)	$691,801	$(136,382)	$492,598	$(94,209)
Guardian Core Fixed Income VIP Fund(1)	$1,749,459	$(175,212)	$1,902,610	$(159,844)	$1,379,666	$(72,653)
Guardian Short Duration Bond VIP Fund(1)	$732,341	$(239,802)	$833,716	$(173,530)	$615,888	$(119,339)

(1) This Fund commenced operations on May 2, 2022.

(2) The Manager recouped $126,478, $103,129 and $30,234 from previously waived fees in 2022, 2023 and 2024, respectively.

Additional information regarding the total potential recoupment amounts and/or amounts recouped can be found in the Fund’s shareholder reports.

Other Expenses of the Trust

All costs of the Trust’s operations are borne by the Trust. Costs other than the management fees and other fees previously described include, but are not limited to, audit, tax, legal, administrative, transfer agency, custodian and other service provider expenses; fees and expenses of officers and Trustees; and proxy solicitation costs. In addition, the Trust reimburses the Manager for an amount equal to the compensation of the CCO. Certain Fund expenses directly attributable to a particular Fund are charged to that Fund. Other Trust expenses shared by several Funds are allocated proportionately amongst those Funds in relation to the net assets of each Fund.

State Street Bank and Trust Company (“State Street”) provides certain administrative services, including fund accounting, to the Funds pursuant to an Administration Agreement. The aggregate amount of the administrative fees accrued by each Fund payable to State Street pursuant to the Administration Agreement for the last three fiscal years is set forth in the table below.

	Fiscal Year Ended December 31,
Fund Name	2024	2023	2022
Guardian Large Cap Fundamental Growth VIP Fund	$144,092	$101,139	$73,064
Guardian Large Cap Disciplined Growth VIP Fund	$122,979	$111,371	$95,081
Guardian Integrated Research VIP Fund	$112,929	$95,112	$83,873
Guardian Diversified Research VIP Fund	$90,164	$77,200	$88,246
Guardian Large Cap Disciplined Value VIP Fund	$97,208	$76,651	$66,595
Guardian Growth & Income VIP Fund	$72,090	$68,370	$59,362
Guardian Mid Cap Traditional Growth VIP Fund	$81,277	$65,153	$73,697
Guardian Mid Cap Relative Value VIP Fund	$79,036	$72,989	$71,240
Guardian International Growth VIP Fund	$133,234	$116,526	$98,003
Guardian International Equity VIP Fund	$203,269	$177,034	$160,589
Guardian Core Plus Fixed Income VIP Fund	$163,609	$147,058	$128,628
Guardian Global Utilities VIP Fund	$80,846	$65,813	$78,226
Guardian Multi-Sector Bond VIP Fund	$149,906	$125,259	$100,724
Guardian U.S. Government/Credit VIP Fund	$98,106	$87,229	$76,159
Guardian Total Return Bond VIP Fund	$155,323	$108,626	$104,966
Guardian Small Cap Value Diversified VIP Fund	$89,002	$79,001	$83,421
Guardian All Cap Core VIP Fund (1)	$102,378	$89,749	$90,530
Guardian Select Mid Cap Core VIP Fund	$135,902	$126,975	$120,607
Guardian Small-Mid Cap Core VIP Fund	$102,255	$90,438	$78,318
Guardian Strategic Large Cap Core VIP Fund	$86,629	$85,606	$70,942
Guardian Balanced Allocation VIP Fund(1)	$169,892	$144,574	$89,336
Guardian Equity Income VIP Fund(1)	$82,968	$75,913	$50,390
Guardian Core Fixed Income VIP Fund(1)	$180,161	$128,224	$84,532
Guardian Short Duration Bond VIP Fund(1)	$129,738	$89,740	$67,776

(1) This Fund commenced operations on May 2, 2022.

Securities Lending

The Funds did not engage in securities lending activities during the fiscal year ended December 31, 2024.

Information About the Subadvisers/Portfolio Managers

Subadvisers

For certain Funds, the Manager employs other investment advisory firms to serve as Subadvisers, subject to subadvisory agreements. The Manager takes on the entrepreneurial risks associated with the launch of each Fund and its ongoing operations. In addition, the Manager supports the Board oversight process by, among other things, acting on Board instructions relating to the Funds and providing reports and other information requested by the Board from time to time.

Each Subadviser has entered into a subadvisory agreement with the Manager, on behalf of each applicable Fund. Each Subadviser provides investment advisory services to the applicable Fund. With respect to these Funds, the Manager oversees and monitors the services provided by the Subadvisers. The Manager evaluates the performance of each Subadviser and the Subadviser’s execution of a Fund’s investment strategies, as well as the Subadviser’s adherence to the Fund’s investment objective(s) and policies. The Manager conducts risk analysis and performance attribution to analyze a Fund’s performance and risk profile, and works with a Subadviser to implement changes to a Fund’s strategies when appropriate. The Manager’s analysis and oversight of a Subadviser may result in the Manager’s recommendation to the Board that a Subadviser be terminated and replaced.

The Manager also conducts ongoing due diligence on Subadvisers involving periodic on-site visits, in-person meetings and/or telephonic meetings, including due diligence of each Subadviser’s written compliance policies and procedures and assessments of each Subadviser’s compliance program and code of ethics. The Manager also provides services related to, among others, the valuation of Fund securities, risk management, and oversight of trade execution and brokerage services.

The Manager also conducts searches for new subadvisers for new funds or to replace existing Subadvisers when appropriate and coordinates the on-boarding process for new subadvisers, including establishing trading accounts to enable the subadviser to begin managing Fund assets. Additionally, in the event that a Subadviser were to become unable to manage a Fund, the Manager has implemented plans to provide for the continued management of the Fund. The Manager oversees and implements transition management programs when deemed warranted, such as when significant changes are made to a Fund, including when a Subadviser is replaced or when there are large purchases or withdrawals, to seek to reduce transaction costs for a Fund. The Manager also monitors and regulates large purchase and redemption orders to minimize potentially adverse effects on a Fund.

Guardian Life, the Manager’s parent company, has entered into a strategic partnership with Janus Henderson Group plc (“Janus Henderson”), Janus’s parent company, whereby Janus Henderson will manage Guardian Life’s investment grade public fixed income assets. Guardian Life will commit seed capital to help accelerate the growth of certain active fixed income products managed by Janus Henderson or an affiliate, in addition to Janus Henderson’s existing suite of ETFs, in which the Funds may invest from time to time. Guardian will receive equity warrants and other economic consideration in connection with this strategic partnership.

The information below provides organizational information on each of the Subadvisers, which includes, if applicable, the name of any person(s) who controls the Subadviser, the basis of the person’s control, and the general nature of the person’s business.

Subadvisory Fee Schedules

For the services provided, the Manager pays a monthly fee to each Subadviser based on an annual percentage of the average daily net assets of the Fund(s) that the Subadviser manages according to the following schedules:

Subadviser	Fund	Annual Subadvisory Fee
Wellington	Guardian Balanced Allocation VIP Fund	0.24%
	Guardian Global Utilities VIP Fund	0.36%
Guardian Large Cap Disciplined Growth VIP Fund	0.33% of the first $50 million in assets;
0.30% on the next $100 million in assets;
0.27% on the next $200 million in assets;
0.24% on the next $200 million in assets;
		0.22% over $550 million in assets
	Guardian Equity Income VIP Fund	0.24%
	Guardian Integrated Research VIP Fund	0.25% on first $100 million in assets; 0.20% on assets over $100 million
MFS	Guardian All Cap Core VIP Fund	0.24% on first $500 million in assets; 0.20% on assets over $500 million
	Guardian Total Return Bond VIP Fund	0.13%
Putnam	Guardian Diversified Research VIP Fund	0.30%
Boston Partners	Guardian Large Cap Disciplined Value VIP Fund	0.40% on first $100 million in assets; 0.30% on next $150 million in assets; 0.25% on assets over $250 million
	Guardian Small Cap Value Diversified VIP Fund	0.37%
AllianceBernstein	Guardian Growth & Income VIP Fund	0.30% of the first $200 million in assets 0.28% over $200 million in assets
	Guardian Strategic Large Cap Core VIP Fund	0.30% on first $100 million in assets; 0.25% on the next $100 million in assets; 0.23% on assets over $200 million
Janus	Guardian Mid Cap Traditional Growth VIP Fund	0.44% of the first $50 million in assets 0.40% over $50 million in assets
	Guardian Multi-Sector Bond VIP Fund	0.24%
FIAM	Guardian Large Cap Fundamental Growth VIP Fund	0.26%
	Guardian Select Mid Cap Core VIP Fund	0.27%
	Guardian Core Fixed Income VIP Fund	0.15% on first $100 million in assets; 0.12% on next $200 million in assets; 0.10% on next $200 million in assets; 0.08% on assets over $500 million
Allspring	Guardian Mid Cap Relative Value VIP Fund	0.40% of the first $100 million in assets; 0.35% on the next $50 million in assets; 0.30% over $150 million in assets
	Guardian Short Duration Bond VIP Fund	0.09% on first $100 million in assets; 0.07% on assets over $100 million
	Guardian Small-Mid Cap Core VIP Fund	0.40% on first $90 million in assets; 0.30% on assets over $90 million
JPMIM	Guardian International Growth VIP Fund	0.40%
Schroders	Guardian International Equity VIP Fund	0.40% on first 100 million in assets; 0.35% on next $200 million in assets; and 0.30% on assets over $300 million
Lord Abbett	Guardian Core Plus Fixed Income VIP Fund	0.225% on first $250 million in assets; 0.20% on assets over $250 million
	Guardian U.S. Government/Credit VIP Fund	0.12% on first $100 million in assets; 0.10% on next $200 million in assets; 0.08% on assets over $300 million

Subadvisory Fees Paid

As compensation for services provided under the subadvisory agreements, the Manager (not the Funds) pays a subadvisory fee to each Subadviser. The amount of these subadvisory fees is accrued daily and payable monthly (or more frequently) at fixed annual rates based on the average daily net assets of each Fund. Subadvisory fees paid by the Manager for the last three fiscal years are shown in the table below.

	Fiscal Year Ended December 31,
Fund Name	2024	2023	2022
Guardian Large Cap Fundamental Growth VIP Fund	$592,453	$686,228	$783,870
Guardian Large Cap Disciplined Growth VIP Fund	$1,193,415	$1,267,908	$1,360,772
Guardian Integrated Research VIP Fund	$690,395	$761,084	$746,168
Guardian Diversified Research VIP Fund	$388,832	$426,192	$472,667
Guardian Large Cap Disciplined Value VIP Fund	$453,270	$548,440	$636,514
Guardian Growth & Income VIP Fund	$378,991	$418,901	$481,382
Guardian Mid Cap Traditional Growth VIP Fund	$275,995	$352,728	$421,071
Guardian Mid Cap Relative Value VIP Fund	$526,483	$613,304	$710,289
Guardian International Growth VIP Fund	$376,154	$428,350	$483,056
Guardian International Equity VIP Fund	$984,296	$1,110,863	$1,241,954
Guardian Core Plus Fixed Income VIP Fund	$446,999	$543,095	$633,126
Guardian Global Utilities VIP Fund	$199,598	$217,957	$257,654
Guardian Small Cap Value Diversified VIP Fund	$806,778	$918,513	$1,003,376
Guardian All Cap Core VIP Fund	$433,699	$397,298	$289,949
Guardian Select Mid Cap Core VIP Fund	$562,462	$583,433	$632,933
Guardian Small-Mid Cap Core VIP Fund	$887,098	$932,149	$1,040,662
Guardian Strategic Large Cap Core VIP Fund	$637,830	$703,421	$787,853
Guardian Balanced Allocation VIP Fund(1)	$537,541	$521,213	$361,613
Guardian Equity Income VIP Fund(1)	$320,770	$332,064	$236,447

(1) This Fund commenced operations on May 2, 2022.

The following provides information regarding each Subadviser’s (or portfolio manager’s, as applicable) compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Trust. Each individual or team member is referred to as a portfolio manager in this section. The Subadvisers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or the Subadvisers against one another. Each Subadviser is a separate entity that may employ different compensation structures, have different management requirements, and may be affected by different conflicts of interests.

Compensation Structures and Methods

The following describes the structure of, and the method(s) used to determine, the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each Fund’s portfolio manager(s) as of the date of this SAI, unless otherwise noted. In an effort to retain key personnel, each Subadviser has structured its compensation plans for portfolio managers and other key personnel in a manner that it believes is competitive with other investment management firms. The descriptions may include compensation benchmarks, which are chosen by a particular Subadviser and may or may not match a Fund’s benchmark index or other indices presented in the Prospectus.

Wellington

Wellington receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington and Guardian Variable Products Trust on behalf of each Fund. Wellington pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information is as of December 31, 2024.

Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Portfolio Managers is determined by each Portfolio Manager’s experience and performance in their role as Portfolio Managers. Base salaries for Wellington’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager, with the exception of Jonathan White and Mary Pryshlak, is eligible to receive an incentive payment based on the revenues earned by Wellington from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington’s business operations. Senior management at Wellington may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs.  Hand, Illfelder, Levering, and McLane as well as Mmes. Moran, Niska and Pryshlak are Partners.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Guardian Large Cap Disciplined Growth VIP Fund	Russell 1000 Growth Index
Guardian Global Utilities VIP Fund	MSCI ACWI Utilities Index
Guardian Equity Income VIP Fund	Russell 1000 Value Index
Guardian Balanced Allocation VIP Fund	Bloomberg US Aggregate Bond Index (Moran)
Guardian Integrated Research VIP Fund	S&P 500 Index

MFS

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process.  Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation.  In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees.  MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually.  In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process.  As of December 31, 2024, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to each portfolio manager except Joseph MacDougall and Alexander Mackey, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each Fund/strategy and, when available, 10-, 5-, and 3-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2024, the following benchmarks were used to measure the portfolio managers’ performance for the Guardian Total Return Bond VIP Fund:

Portfolio Manager	Benchmark
Joshua Marston	Bloomberg U.S. Aggregate Bond Index
Neeraj Arora	JPMorgan Emerging Markets Bond Index Global
Philipp Burgener	Bloomberg U.S. Aggregate Bond Index
David Cole	Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index
Michael Skatrud	Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.

With respect to Joseph MacDougall, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contribution to the client experience, the investment process and overall performance (distinct from fund and other account performance). The performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.

With respect to Alexander Mackey, his compensation reflects his broader role within MFS as Co-Chief Investment Officer-Global Fixed Income in addition to being a portfolio manager. His performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Investment Officer which takes into account his broad leadership responsibilities. This performance bonus is in the form of cash and/or a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Putnam

Portfolio managers are evaluated and compensated across specified products they manage, in part, based on their performance relative to the applicable benchmark, based on a blend of 3-year and 5-year performance, or, if shorter, the period of time that the portfolio manager has managed the product. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

Boston Partners

The following describes the structure and method of calculating a portfolio manager’s compensation at Boston Partners.

As an established investment management firm, with our investment teams working and living in very competitive markets like Boston, London, Los Angeles, San Francisco and New York, we believe in having compensation, work environment and other incentives in place which reflect the value we place in our primary asset – our people. All investment professionals receive a compensation package comprised of an industry competitive base salary, a discretionary bonus and long-term incentives. Through our bonus program, key investment professionals are rewarded primarily for strong investment performance. We believe this aligns our Boston Partners team firmly with our clients’ objectives and provides the financial and work environment incentives which keep our teams in place and has led to industry leading investment staff continuity and extremely low unplanned staff turnover.

Typically, bonuses are based upon a combination of one or more of the following criteria:

●	Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;
●	Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;
●	Investment Team Performance: the financial results of the investment group with our client’s assets;
●	Firm-wide Performance: the overall financial performance of Boston Partners.
●	Our long-term incentive program effectively confers a significant 20-30% ownership interest in the value of the business to key employees. Annual awards are made by the Compensation Committee and are meant to equate to an additional 10-20% of the participants cash bonus awards.

The compensation program focuses on long term performance with an emphasis on 3 and 5-year results. The timing of receiving deferred compensation reinforces this emphasis. Roughly 50% of compensation is based on qualitative measures and roughly 50% is based on quantitative measures. These compensation percentages can vary based on an individual’s role in the firm.

We retain professional compensation consultants with asset management expertise to periodically review our practices to ensure that they remain highly competitive.

AB

AllianceBernstein’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for AllianceBernstein’s clients, including the Funds. AllianceBernstein also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of AllianceBernstein. On an annual basis, AllianceBernstein endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three-and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

AllianceBernstein applies a leadership framework to clarify expectations and define how performance is measured. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and AllianceBernstein.

Janus

The following describes the structure and method of calculating a portfolio manager’s compensation as of December 31, 2024.

Portfolio management is compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: Portfolio Management’s variable compensation is discretionary and is determined by investment team management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Henderson’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Performance fees: The firm receives performance fees in relation to certain funds depending on outperformance of the fund against pre-determined benchmarks. Performance fees are shared directly with the investment professional in two instances; on a discretionary basis, if the fees were generated certain products, and on a formulaic basis, if there is a contractual agreement in place. The discretionary performance fee sharing incentives are funded from within the profit pools and subject to the same risk adjustment, review, and standard deferral arrangements that apply to the discretionary funding frameworks.

Deferrals/Firm Ownership: All employees are subject to Janus Henderson’s standard deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards. Deferred awards vest in three equal installments over a 3-year period and are delivered into JHG restricted stock and/or funds.

Portfolio management may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

FIAM

Christopher Lee is the portfolio manager for the Guardian Select Mid Cap Core VIP Fund and receives compensation for his services. As of December 31, 2024, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FIAM or its affiliates or at the election of the portfolio manager.

Mr. Lee’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. Mr. Lee’s bonus is based on several components. The components of Mr. Lee’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, if applicable, and (ii) the investment performance of other FMR (defined below) equity funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group if applicable. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of the portfolio manager’s bonus that is linked to the investment performance of Guardian Select Mid Cap Core VIP Fund is based on the primary account’s pre-tax investment performance measured against the S&P MidCap 400® Index, and the primary account’s pre-tax investment performance within the eVestment Alliance Mid Cap Equity.

Mr. Lee also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC (“FMR”), FIAM’s ultimate parent company. FMR is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Asher Anolic is co-portfolio manager for the Guardian Large Cap Fundamental Growth VIP Fund and receives compensation for those services. Jason Weiner is the co-portfolio manager for the Guardian Large Cap Fundamental Growth VIP Fund and receives compensation for those services. As of December 31, 2024, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or its affiliates or at the election of the portfolio manager.

Mr. Anolic’s and Mr. Weiner’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s), account(s), and lead account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR equity funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s), account(s), and lead account(s) is weighted according to the portfolio manager’s tenure on those fund(s), account(s), and lead account(s) and the average asset size of those fund(s), account(s), and lead account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s), account(s), and lead account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of each portfolio manager’s bonus that is linked to the investment performance of the Guardian Large Cap Fundamental Growth VIP Fund is based on the lead account’s pre-tax investment performance measured against the Russell 1000® Growth Index, and the lead account’s pre-tax investment performance within the eVestment Alliance Large Cap Growth Equity.

Celso Muñoz, Michael Plage, Stacie Ware, and Brian Day are co-portfolio managers for the Guardian Core Fixed Income VIP Fund and receive compensation for those services. As of December 31, 2024, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or its affiliates or at the election of the portfolio manager.

Mr. Muñoz’s, Mr. Day’s, Mr. Plage’s, and Ms. Ware’s base salaries are determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of bonus that is linked to the investment performance of Guardian Core Fixed Income VIP Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. Aggregate Bond Index.

Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR. FMR is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Allspring

The compensation structure for Allspring’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to surveys, Allspring also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining his/her total compensation. In addition, Portfolio Managers who meet the eligibility requirements may participate in our 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Allspring’s investment incentive program plays an important role in aligning the interests of its Portfolio Managers, investment team members, clients, and shareholders. Incentive awards for Portfolio Managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3 and 5 year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. Once determined, incentives are awarded to Portfolio Managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a 3 year period. For many of its Portfolio Managers, Allspring further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

As an independent firm, approximately 20% of Allspring Group Holdings, LLC (of which Allspring is a subsidiary) is owned by employees, including Portfolio Managers.

JPMIM

JPMIM’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

The compensation framework for JPMIM Portfolio Managers participating in public market investing activities is based on several factors that drive alignment with client objectives, the primary of which is investment performance, alongside of the firm-wide performance dimensions. The framework focuses on Total Compensation – base salary and variable compensation. Variable compensation is in the form of cash incentives, and/or long-term incentives in the form of fund-tracking incentives (referred to as the “Mandatory Investment Plan” or “MIP”) and/or equity-based JPMorgan Chase Restricted Stock Units (“RSUs”) with defined vesting schedules and corresponding terms and conditions. Long-term incentive awards may comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.

The performance dimensions for Portfolio Managers are evaluated annually based on several factors that drive investment outcomes and value—aligned with client objectives— including, but not limited to:

•	Investment performance, generally weighted more to the long-term, with specific consideration for Portfolio Managers of investment performance relative to competitive indices or peers over one-, three-, five- and ten-year periods, or, in the case of funds designed to track the performance of a particular index, the Portfolio Managers success in tracking such index;
•	The scale and complexity of their investment responsibilities;
•	Individual contribution relative to the client’s risk and return objectives;
•	Business results, as informed by investment performance; risk, controls and conduct objectives; client/customer/stakeholder objectives, teamwork and leadership objectives; and
•	Adherence with JPMorgan’s compliance, risk, regulatory and client fiduciary responsibilities, including, as applicable, adherence to the JPMorgan Asset Management Sustainability Risk Integration Policy, which contains relevant financially material Environmental, Social and Corporate Governance (“ESG”) factors that are intended to be assessed in investment decision- making.

In addition to the above performance dimensions, the firm-wide pay-for-per performance framework is integrated into the final assessment of incentive compensation for an individual Portfolio Manager. Feedback from JPMorgan’s risk and control professionals is considered in assessing performance and compensation.

Portfolio Managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s “MIP”. In general, the MIP provides for a rate of return equal to that of the particular fund(s), thereby aligning the Portfolio Manager’s pay with that of the client’s experience/return.

For Portfolio Managers participating in public market investing activities, 50% of their long-term incentives are subject to a mandatory deferral in the MIP, and the remaining 50% can be granted in the form of RSUs or additional participation in MIP at the election of the Portfolio Manager.

For the portion of long-term incentives subject to mandatory deferral in the MIP (50%), the incentives are allocated to the fund(s) the Portfolio Manager manages, as determined by the employee’s respective manager and reviewed by senior management.).

In addition, named Portfolio Managers on a sustainable fund(s) are required to allocate at least 25% of their mandatory deferral in at least one dedicated sustainable fund(s).

To hold individuals responsible for taking risks inconsistent with JPMorgan’s risk appetite and to discourage future imprudent behavior, we have policies and procedures that enable us to take prompt and proportionate actions with respect to accountable individuals, including:

•	Reducing or altogether eliminating annual incentive compensation;
•	Canceling unvested awards (in full or in part);
•	Clawback/recovery of previously paid compensation (cash and / or equity);
•	Demotion, negative performance rating or other appropriate employment actions; and
•	Termination of employment.

The precise actions we take with respect to accountable individuals are based on circumstances, including the nature of their involvement, the magnitude of the event and the impact on JPMorgan.

In evaluating each portfolio manager’s performance with respect to the accounts he or she manages, JPMorgan uses the following indices as benchmarks to evaluate the performance of the portfolio manager with respect to the accounts:

Name of Fund	Benchmark
Guardian International Growth VIP Fund	MSCI EAFE GROWTH Net Return in USD

Schroders

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. A limited number of fund managers may also receive awards under a long-term incentive program, aimed at recognizing key talent and sustained performance and potential. In addition, certain employees, typically those in the private markets division of Schroders, may also be eligible to participate in carried-interest sharing arrangements, which further enhance long-term retention and alignment to investment performance.

Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the skills and experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders reviews base salaries annually, targeting increases at lower earners, for whom fixed compensation comprises a more significant portion of total compensation, as well as employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their Funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one and three year periods), the level of Funds under management and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Non-financial performance metrics, including adherence to effective risk management, also form a significant part of the performance assessment process which is considered in determining the individual’s bonus award. Schroders assesses each employee’s performance across three key areas: Business Excellence, Behavioral Excellence and Conduct, taking into account factors such as leadership, contribution to other parts of the business, and identifying those whose behavior exemplifies our corporate values of excellence, integrity, teamwork, passion, and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders funds. These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of clients and shareholders.

Lord Abbett

When used in this section, the term “Fund” refers to the Guardian Core Plus Fixed Income VIP Fund, the Guardian U.S. Government/Credit VIP Fund, as well as any other registered investment companies, pooled investment vehicles, and accounts managed by a Lord Abbett portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the Fund’s peer groups (as defined from time to time by third party investment research companies), as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plans’ earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of the funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.

Other Accounts Managed

The following table includes information for each portfolio manager of the Funds regarding the number and total assets of other accounts managed as of December 31, 2024 (unless otherwise indicated) that each portfolio manager has day-to-day management responsibilities for, other than the Fund they manage (“Other Accounts Managed”). For these Other Accounts Managed, it is possible that a portfolio manager may only manage a portion of the assets of a particular account and that such portion may be substantially lower than the total assets of such account. As of December 31, 2024, the portfolio managers did not beneficially own any shares of the Funds. See the Prospectus for information on the Fund that each portfolio manager listed in the table manages within the Trust.

Other Accounts Managed are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. The table also reflects for each category if any of these Other Accounts Managed have an advisory fee based upon the performance of the account. Table data has been provided by the Manager and the applicable Subadviser.

		Number of	Total Assets of	Number of Other Accounts Managed Paying	Total Assets of Other Accounts Managed Paying
Manager/Portfolio		Other Accounts	Other Accounts	Performance	Performance Fees
Manager(s)	Types of Account	Managed	Managed (millions)	Fees	(millions)
Wellington	Registered Investment Companies	9	$23,980.62	0	$0
David A. Siegle, CFA	Other Pooled Investment Vehicles	11	$1,987.76	0	$0
	Other Accounts	16	$5,132.77	2	$1,031.43
Wellington	Registered Investment Companies	9	$23,980.62	0	$0
Douglas W. McLane, CFA	Other Pooled Investment Vehicles	16	$2,755.81	3	$682.65
	Other Accounts	16	$5,132.77	2	$1,031.43
Wellington	Registered Investment Companies	9	$177,230.47	5	$166,256.28
Loren L. Moran, CFA	Other Pooled Investment Vehicles	4	$632.05	1	$75.67
	Other Accounts	1	$651.71	0	$0
Wellington	Registered Investment Companies	14	$17,080.90	3	$5,913.17
Mary L. Pryshlak, CFA	Other Pooled Investment Vehicles	49	$14,955.06	7	$2,775.23
	Other Accounts	88	$27,887.35	12	$6,460.93
Wellington	Registered Investment Companies	14	$17,080.90	3	$5,913.17
Jonathan G. White, CFA	Other Pooled Investment Vehicles	49	$14,955.06	7	$2,775.23
	Other Accounts	88	$27,887.35	12	$6,460.93
Wellington	Registered Investment Companies	19	$7,457.98	3	$5,884.29
G. Thomas Levering	Other Pooled Investment Vehicles	43	$2,739.03	16	$2,117.24
	Other Accounts	67	$1,077.81	10	$320.49
Wellington	Registered Investment Companies	11	$656.45	1	$14.15
Juanjuan Niska, CFA	Other Pooled Investment Vehicles	28	$426.98	6	$120.37
	Other Accounts	45	$994.79	12	$313.76
Wellington	Registered Investment Companies	9	$69,088.31	3	$56,477.59
Matthew C. Hand, CFA	Other Pooled Investment Vehicles	10	$2,093.93	2	$134.39
	Other Accounts	9	$703.87	0	$0
Wellington	Registered Investment Companies	9	$14,897.08	0	$0
Adam H. Illfelder, CFA	Other Pooled Investment Vehicles	3	$527.37	0	$0
	Other Accounts	3	$262.87	0	$0
MFS	Registered Investment Companies	4	$15,776.5	0	$0
Joseph MacDougall	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	4	$2,043.8	0	$0
MFS	Registered Investment Companies	11	$27,362.6	0	$0
Joshua Marston	Other Pooled Investment Vehicles	9	$3,881.0	0	$0
	Other Accounts	19	$2,095.4	0	$0
MFS	Registered Investment Companies	9	$17,422.3	0	$0
Neeraj Arora	Other Pooled Investment Vehicles	9	$3,895.4	0	$0
	Other Accounts	8	$3,121.5	0	$0
MFS	Registered Investment Companies	8	$11,403.8	0	$0
Philipp Burgener	Other Pooled Investment Vehicles	5	$2,049.7	0	$0
	Other Accounts	2	$719.7	0	$0
MFS	Registered Investment Companies	13	$12,480.2	0	$0
David Cole	Other Pooled Investment Vehicles	10	$5,973.9	0	$0
	Other Accounts	7	$1,446.1	0	$0
MFS	Registered Investment Companies	18	$38,688.4	0	$0
Alexander Mackey	Other Pooled Investment Vehicles	5	$3,314.4	0	$0
	Other Accounts	5	$455.6	0	$0

		Number of	Total Assets of	Number of Other Accounts Managed Paying	Total Assets of Other Accounts Managed Paying
Manager/Portfolio		Other Accounts	Other Accounts	Performance	Performance Fees
Manager(s)	Types of Account	Managed	Managed (millions)	Fees	(millions)
MFS	Registered Investment Companies	11	$12,419.8	0	$0
Michael Skatrud	Other Pooled Investment Vehicles	6	$1,247.4	0	$0
	Other Accounts	4	$1,106.7	0	$0
Putnam	Registered Investment Companies	0	$0	0	$0
Shep Perkins, CFA	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Putnam	Registered Investment Companies	4	$258	0	$0
Kathryn Lakin	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Boston Partners	Registered Investment Companies	3	$15,311.15	0	$0
David T. Cohen, CFA	Other Pooled Investment Vehicles	1	$1,628.68	0	$0
	Other Accounts	237	$21,391.08	4	$1,259.78
Boston Partners	Registered Investment Companies	3	$15,311.15	0	$0
Mark E. Donovan, CFA	Other Pooled Investment Vehicles	1	$1,628.68	0	$0
	Other Accounts	237	$21,391.08	4	$1,259.78
Boston Partners	Registered Investment Companies	3	$15,311.15	0	$0
Joshua White, CFA	Other Pooled Investment Vehicles	1	$1,628.68	0	$0
	Other Accounts	237	$21,391.08	4	$1,259.78
Boston Partners	Registered Investment Companies	10	$825.23	0	$0
Eric A. Gandhi, CFA	Other Pooled Investment Vehicles	1	$8.62	0	$0
	Other Accounts	13	$274.32	5	$135.26
AllianceBernstein	Registered Investment Companies	19	$3,811	0	$0
Kent Hargis	Other Pooled Investment Vehicles	55	$22,587	0	$0
	Other Accounts	3,322	$10,210	0	$0
AllianceBernstein	Registered Investment Companies	12	$36,116	0	$0
Vinay Thapar, CFA	Other Pooled Investment Vehicles	28	$56,934	0	$0
	Other Accounts	3,171	$13,451	0	$0
AllianceBernstein	Registered Investment Companies	12	$36,116	0	$0
John H. Fogarty, CFA	Other Pooled Investment Vehicles	28	$56,934	0	$0
	Other Accounts	3,171	$13,451	0	$0
AllianceBernstein	Registered Investment Companies	5	$1,902	0	$0
Chris Kotowicz, CFA	Other Pooled Investment Vehicles	2	$269	0	$0
	Other Accounts	124	$248	0	$0
AllianceBernstein	Registered Investment Companies	0	$0	0	$0
Christopher W. Marx	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Janus	Registered Investment Companies	5	$26,824.42	0	$0
Brian Demain, CFA	Other Pooled Investment Vehicles	1	$1,459.63	0	$0
	Other Accounts	8	$2,002.16	0	$0
Janus	Registered Investment Companies	5	$26,824.42	0	$0
Cody Wheaton, CFA	Other Pooled Investment Vehicles	1	$1,459.63	0	$0
	Other Accounts	8	$2,002.16	0	$0
Janus	Registered Investment Companies	6	$28,360.33	0	$0
John Kerschner, CFA	Other Pooled Investment Vehicles	2	$467.33	0	$0
	Other Accounts	2	$192.81	0	$0

		Number of	Total Assets of	Number of Other Accounts Managed Paying	Total Assets of Other Accounts Managed Paying
Manager/Portfolio		Other Accounts	Other Accounts	Performance	Performance Fees
Manager(s)	Types of Account	Managed	Managed (millions)	Fees	(millions)
Janus	Registered Investment Companies	4	$8,399.68	0	$0
John Lloyd	Other Pooled Investment Vehicles	7	$1,996.16	0	$0
	Other Accounts	33	$2,967.93	0	$0
FIAM	Registered Investment Companies	10	$137,236	3	$14,315
Christopher Lee	Other Pooled Investment Vehicles	18	$2,408	0	$0
	Other Accounts	1	$1,303	0	$0
FIAM	Registered Investment Companies	8	$37,555	3	$13,180
Asher Anolic	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	2	$1,881	0	$0
FIAM	Registered Investment Companies	7	$37,517	2	$13,141
Jason Weiner	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	2	$1,881	0	$0
FIAM	Registered Investment Companies	22	$201,505	0	$0
Celso Muñoz	Other Pooled Investment Vehicles	16	$28,199	0	$0
	Other Accounts	24	$15,020	0	$0
FIAM	Registered Investment Companies	21	$201,466	0	$0
Michael Plage	Other Pooled Investment Vehicles	15	$27,924	0	$0
	Other Accounts	24	$15,020	0	$0
FIAM	Registered Investment Companies	22	$201,505	0	$0
Stacie Ware	Other Pooled Investment Vehicles	16	$28,199	0	$0
	Other Accounts	24	$15,020	0	$0
FIAM	Registered Investment Companies	21	$201,466	0	$0
Brian Day	Other Pooled Investment Vehicles	16	$28,199	0	$0
	Other Accounts	24	$15,020	0	$0
Allspring	Registered Investment Companies	5	$2,904.65	0	$0
Christopher G. Miller, CFA	Other Pooled Investment Vehicles	1	$6.52	0	$0
	Other Accounts	10	$100.01	0	$0
Allspring	Registered Investment Companies	2	$761.16	0	$0
Garth B. Newport, CFA	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	4	$46.09	0	$0
Allspring	Registered Investment Companies	10	$21,445.82	0	$0
James M. Tringas, CFA	Other Pooled Investment Vehicles	11	$2,098.90	1	$187.27
	Other Accounts	26	$2,528.16	1	$38.09
Allspring	Registered Investment Companies	10	$21,445.82	0	$0
Bryant H. VanCronkhite, CFA	Other Pooled Investment Vehicles	11	$2,098.90	1	$187.27
	Other Accounts	26	$2,528.16	1	$38.09
Allspring	Registered Investment Companies	3	$14,990.54	0	$0
Shane Zweck, CFA	Other Pooled Investment Vehicles	2	$963.42	0	$0
	Other Accounts	12	$1,175.70	1	$38.09
Allspring	Registered Investment Companies	5	$21,445.82	0	$0
Jeffrey Weaver, CFA	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	4	$1,424.18	0	$0
Allspring	Registered Investment Companies	0	$0	0	$0
Andrew Greenberg, CFA	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	16	$3,424.62	0	$0

		Number of	Total Assets of	Number of Other Accounts Managed Paying	Total Assets of Other Accounts Managed Paying
Manager/Portfolio		Other Accounts	Other Accounts	Performance	Performance Fees
Manager(s)	Types of Account	Managed	Managed (millions)	Fees	(millions)
Allspring	Registered Investment Companies	0	$0	0	$0
Janat Ibraev, CFA	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	9	$672.47	0	$0
Allspring	Registered Investment Companies	0	$0	0	$0
Dean Meddaugh, CFA	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	19	$3,458.96	0	$0
JPMIM	Registered Investment Companies	13	$7,486	0	$0
Shane Duffy, CFA	Other Pooled Investment Vehicles	6	$1,865	0	$0
	Other Accounts	26	$7,194	4	$856
JPMIM	Registered Investment Companies	15	$8,198	0	$0
Thomas Murray, CFA	Other Pooled Investment Vehicles	6	$1,865	0	$0
	Other Accounts	54	$8,529	3	$565
JPMIM	Registered Investment Companies	1	$322	0	$0
James Andrew, CFA	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Schroders	Registered Investment Companies	7	$23,048	2	$14,214
Simon Webber, CFA	Other Pooled Investment Vehicles	6	$4,307	1	$50
	Other Accounts	17	$6,160	0	$0
Schroders	Registered Investment Companies	6	$22,986	2	$14,214
James Gautrey, CFA	Other Pooled Investment Vehicles	4	$1,808	1	$50
	Other Accounts	14	$5,436	0	$0
Lord Abbett	Registered Investment Companies	19	$96,240	0	$0
Robert A. Lee	Other Pooled Investment Vehicles	11	$11,068	0	$0
	Other Accounts	33	$5,456	2	$1,447
Lord Abbett	Registered Investment Companies	17	$99,528	0	$0
Kewjin Yuoh	Other Pooled Investment Vehicles	9	$10,248	0	$0
	Other Accounts	3	$239	0	$0
Lord Abbett	Registered Investment Companies	17	$95,623	0	$0
Andrew H. O’Brien, CFA	Other Pooled Investment Vehicles	8	$9,989	0	$0
	Other Accounts	25	$3,429	0	$0
Lord Abbett	Registered Investment Companies	21	$100,032	0	$0
Steven F. Rocco, CFA	Other Pooled Investment Vehicles	14	$11,011	0	$0
	Other Accounts	14	$3,988	0	$0
Lord Abbett	Registered Investment Companies	8	$15,708	0	$0
Leah G. Traub	Other Pooled Investment Vehicles	3	$1,338	0	$0
	Other Accounts	3	$239	0	$0
Lord Abbett	Registered Investment Companies	14	$65,020	0	$0
Adam C. Castle, CFA	Other Pooled Investment Vehicles	6	$9,326	0	$0
	Other Accounts	0	$0	0	$0
Lord Abbett	Registered Investment Companies	10	$20,117	0	$0
Harris A. Trifon	Other Pooled Investment Vehicles	4	$7,685	0	$0
	Other Accounts	0	$0	0	$0
Lord Abbett	Registered Investment Companies	0	$0	0	$0
Ty J. Kern	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Lord Abbett	Registered Investment Companies	0	$0	0	$0
Gregory H. Benz, CFA	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a Fund may be presented with the potential conflicts summarized below. Each Subadviser has adopted various policies and procedures designed to address potential conflicts of interest and intended to provide for fair and equitable management, also summarized below.

Wellington

The Portfolio Managers or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Managers may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the Fund. Messrs. Hand, Levering, McLane, Siegle, and White, as well as Mmes. Moran, Niska and Pryshlak manage accounts which pay performance allocations to Wellington or its affiliates. Because incentive payments paid by Wellington to the Portfolio Managers are tied to revenues earned by Wellington and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Managers. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington’s investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

MFS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures reasonably designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest). MFS’ trade allocation policies could have a detrimental effect on the Fund if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries.  A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments.  Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed.  The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its affiliates, its employees, its officers, and/or its directors own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

Putnam

Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Putnam believes are faced by investment professionals at most major financial firms. As described below, Putnam has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

● The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

● The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

● The trading of other accounts could be used to benefit higher-fee accounts (front-running).

● The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam’s policies:

● Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

● All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

● All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

● Front running is strictly prohibited.

● The fund’s Portfolio Managers may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam or related persons may from time to time establish “pilot” or “incubator” accounts for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam or an affiliate. Putnam or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Managers, may also invest in certain pilot accounts. Putnam, and to the extent applicable, the Portfolio Managers will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation — neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Managers consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam’s trading desk may, to the extent permitted by applicable laws and regulations and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. However, accounts advised or sub-advised by Putnam Investment Limited (“PIL”) will only place trades at an execution-only commission rate, whereas other Putnam accounts may pay an additional amount for research and other products and services (a “bundled” or “full service” rate). Putnam may aggregate trades in PIL accounts with other Putnam accounts that pay a bundled rate as long as all participating accounts pay the same execution rate. To the extent that non-PIL accounts pay a bundled rate, the PIL and other Putnam accounts would not be paying the same total commission rate. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam has adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Managers may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Managers when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

Under federal securities laws, a short sale of a security by another client of Putnam or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The fund’s Portfolio Managers may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

Boston Partners

Boston Partners recognizes that conflicts are inherent in any investment advisory business with respect to the management of client accounts. These conflicts include, but are not limited to, simultaneous management of different types of accounts, activities with affiliated entities, value-added investors, access to material non-public information, and selective disclosure. In addition, side-by-side management of registered investment companies, hedge funds and separately managed accounts pose particular conflicts such as differing fee structures, differing investments selected for the various vehicles, inappropriate or unsupported valuations, and inequitable allocation and aggregation trading practices. Boston Partners has taken each of these conflicts into consideration and has developed reasonable policies and procedures designed to monitor and mitigate the conflicts. Additionally, Boston Partners discloses these conflicts to clients in its Form ADV.

AllianceBernstein

Conflicts of Interest: As an investment adviser and fiduciary, AllianceBernstein owes its investment advisory client’s duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Approach to Handling Conflicts of Interest

When acting as a fiduciary, AllianceBernstein owes our investment advisory clients a duty of loyalty. This includes the duty to address – or at least disclose – conflicts of interest which may exist between different clients, between the firm and clients, or between our employees and clients. Where potential conflicts arise from our fiduciary activities, we take steps to mitigate, or at least disclose, them. Where our activities do not involve fiduciary obligations – such as the level of client servicing we offer through each client channel – we reserve the right to act in accordance with our business judgment. Conflicts arising from fiduciary activities that we cannot avoid (or choose not to avoid) are mitigated through written policies that we believe protect the interests of our clients as a whole. In these cases— which include issues such as personal trading and client entertainment —regulators have generally prescribed detailed rules or principles for investment firms to follow. By complying with these rules and using robust compliance practices, we believe we address these conflicts appropriately. Some potential conflicts are outside the scope of compliance monitoring. Identifying these conflicts requires careful and continuing consideration of the interaction of different products, business lines, operational processes and incentive structures. These interactions are not static; changes in the firm’s activities can lead to new potential conflicts. Potential conflicts may also arise from new products or services, operational changes, new reporting lines and market developments.

Conflicts Committee: To assist in this area, AllianceBernstein has appointed a Conflicts Committee, which is chaired by our firm’s Conflicts Officer. The Committee is comprised of compliance directors, firm counsel and experienced business leaders, who review areas of change and assess the adequacy of controls. The work of our Conflicts Committee is overseen by our Code of Ethics Oversight Committee.

Written Policies and Procedures: AllianceBernstein has an “Approach to Potential Conflicts” disclosure which summarizes our firm’s conflicts management plan. It is meant to provide our employees, clients, and prospective clients with a summary description of the conflicts and potential conflicts we may encounter, and outlines the policies and procedures the firm maintains for managing those conflicts. For a more detailed account of the conflicts and our approaches to handling those conflicts please refer to AllianceBernstein Form ADV Part 2A (“the ADV”). Both our ADV and our Code of Ethics are available at www.alliancebernstein.com.

Employee Personal Trading: AllianceBernstein (“AB”) has adopted a Code of Business Conduct and Ethics (the “Code”) that is designed to detect and prevent conflicts of interest amongst investment professionals and other personnel of AB. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of AB’s Code, AB permits its employees to engage in personal securities transactions, including acquisition of AB’s proprietary Mutual Funds and ETFs, though the Code generally discourages employees from engaging in personal trading of individual securities. AB’s Code requires disclosure of all personal and dependent accounts and maintenance of brokerage accounts must be with designated broker-dealers approved by AB. AB’s Code also requires preclearance of all securities transactions including AB’s proprietary funds (except transactions in U.S. Treasuries and non-AB open-end mutual funds), as well as imposes a limit of twenty (20) personal trades per rolling 30 days and a 60-day holding period for securities purchased by employees to discourage short-term trading. Subject to reporting and certain controls, AB may allow its employees to hire discretionary investment advisers to manage their personal accounts. Employees must confirm annually that they have disclosed any potential conflicts of interest and that they are in compliance with the requirements associated with the firm’s Policy and Procedures.

The Code’s personal trading procedures are administered by the AB’s Legal and Compliance Department. The firm has established a Code of Ethics Oversight Committee, which is comprised of senior firm personal and who are responsible for reviewing exceptions to and violations of the Code, as well as establishing new or amending rules as necessary.

Managing Multiple Accounts for Multiple Clients: AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities: The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

Janus

Portfolio management generally manages other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Fund. Those other accounts may include separately managed accounts, model or emulation accounts, Janus Henderson mutual funds and ETFs, private-label funds for which Janus or an affiliate serves as subadviser, or other Janus Henderson pooled investment vehicles, such as hedge funds, which may have different fee structures or rates than the Fund or may have a performance-based management fee. Janus or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio management may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio management (or their family members) may beneficially own or transact in the same securities as those held in the Fund’s portfolio. Moreover, portfolio management may also have other roles at Janus Henderson (e.g. research analyst) and receive compensation attributable to the other roles. Portfolio management may also have roles with an affiliate of Janus and provide advice on behalf of Janus through participating affiliate agreements, and receive compensation attributable to other roles. These factors could create conflicts of interest between portfolio management and the Fund because portfolio management may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities, and the sequencing of trades, resulting in the potential for the Fund to be disadvantaged relative to one or more other accounts.

A conflict of interest between the Fund and other clients, including one or more Funds, may arise if a portfolio management identifies a limited investment opportunity that may be appropriate for the Fund, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by such portfolio management. A conflict may also arise if portfolio management executes transactions in one or more accounts that adversely impact the value of securities held by the Fund.

Janus believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, Janus generally requires portfolio management to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

Janus monitors accounts with similar strategies for any holdings, risk, or performance dispersion, or unfair treatment. Janus (and its affiliates) generate trades throughout the day, depending on the volume of orders received from portfolio management, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with Janus’s (and its affiliates’) best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts.

FIAM

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund.  Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by the Code of Ethics applicable to the portfolio manager.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FIAM or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FIAM or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FIAM investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FIAM for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FIAM and its affiliates have adopted policies and procedures and maintain a compliance program designed to help manage such actual and potential conflicts of interest.

Allspring

Allspring’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, Allspring has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

JPMIM

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (“JP Morgan” or “JPMIM”)’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

In general, JPMIM faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when funds or accounts managed by JPMIM (“Other Accounts”) engage in short sales of the same securities held by a Fund, JPMIM could be seen as harming the performance of a Fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which a Fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which a Fund has also invested and these activities could have an adverse effect on the Fund. For example, if a Fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the Fund invests may use the proceeds of the Fund’s investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMorgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the Fund’s results will suffer whereas the Other Account’s performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, a Fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients. JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, JP Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund’s objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JP Morgan Chase’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMorgan’s duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed-income area, are sales to meet redemption deadlines or orders related to less liquid assets.

If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed-income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

Schroders

Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Lord Abbett

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Guardian Core Plus Fixed Income VIP Fund as well as the Guardian U.S. Government/Credit VIP Fund and the investments of the funds and accounts managed by Lord Abbett, including the other accounts included in the “Other Accounts Managed” table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. In addition, a portfolio manager potentially could use information concerning a Funds’ transactions to the advantage of other accounts and to the detriment of that Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented policies and procedures relating to brokerage commissions, soft dollars and investment allocation. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Personal Trading Policy sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Funds. Moreover, Lord Abbett’s Insider Trading Policy sets forth procedures for personnel to follow when they have or believe they may have material non-public information. Lord Abbett is not affiliated with a full-service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts in the “Other Accounts Managed” table referenced above.

Beneficial Interest of Portfolio Managers

Portfolio managers are not required to own shares of the Fund that they manage on behalf of the Trust. In order to own shares of a Fund, a portfolio manager would need to be a Contract owner. In addition, although the level of a portfolio manager’s ownership may be an indicator of his or her confidence in a Fund’s investment strategy, it does not necessarily follow that a portfolio manager who owns few or no Fund shares has any less confidence or is any less concerned about the applicable Fund’s performance.

The portfolio managers did not own any Fund shares as of the date of this SAI.

Distribution of the Trust Shares

Distributor

Park Avenue Securities LLC serves as the distributor for the shares of each Fund pursuant to a distribution and service agreement (“Distribution and Service Agreement”) with the Trust, which is subject to annual approval by the Board. The Distributor is a wholly-owned subsidiary of Guardian Life, and is an affiliate of the Manager. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Distributor’s principal office is located at 10 Hudson Yards, New York, New York 10001.

The Distribution and Service Agreement will continue in effect with respect to the Funds for successive one-year periods after an initial two year term, provided that each such continuance is specifically approved annually (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to the Distribution and Service Agreement or who are Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or (ii) the “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act). If the Distribution and Service Agreement is terminated with respect to one or more Funds, it may continue in effect with respect to any Fund as to which it has not been terminated. The Distribution and Service Agreement is terminable with respect to a Fund without penalty, at any time, by the Fund upon 60 days’ written notice to the Distributor, or by the Distributor upon 60 days’ written notice to the Trust. The Distribution and Service Agreement will terminate in the event of its assignment. The Distributor is not obligated to sell any specific amount of Trust shares.

Distribution and Service Plan

Each Fund (except Guardian Core Fixed Income VIP Fund, Guardian Equity Income VIP Fund and Guardian Short Duration Bond VIP Fund) has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the shares of each Fund are charged an annual fee of 0.25% of the average daily net assets of the Fund to compensate the Distributor for providing various distribution and service-related activities for the benefit of Fund shareholders, including Contract owners with interests in the Funds. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges. The fees payable under the 12b-1 Plan are not calculated based on the actual expenses borne by the Distributor in carrying out its responsibilities under the 12b-1 Plan, which may be less than or greater than the amounts paid as compensation under the Plan. Under the 12b-1 Plan, payments for distribution and/or servicing of Fund shares can be made directly to GIAC or another life insurance company or other intermediary at the direction of the Distributor. If the 12b-1 Plan for a Fund is terminated, the Fund will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. The 12b-1 Plan may be terminated only by specific action of the Board or shareholders.

The 12b-1 Plan shall continue in effect from year to year with respect to a Fund, provided such continuance is approved at least annually by the Board or by a “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees. The 12b-1 Plan may not be amended to increase materially the amount that may be spent thereunder for distribution and/or servicing by a Fund without the approval by a vote of a majority of the outstanding voting securities of that Fund. All material amendments to the Plan and any related distribution agreement must be approved by a majority of the Trustees, including the Independent Trustees, in the manner described in the 12b-1 Plan.

The 12b-1 Plan may be terminated as to a Fund at any time, without penalty, by a vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that Fund. So long as any 12b-1 Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the 12b-1 Plan will benefit each Fund, the shares of each Fund, and their respective shareholders. Pursuant to the 12b-1 Plan, the Distributor shall provide the Fund for review by the Board, and the Board shall review at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purpose for which such expenditures were made.

12b-1 Plan Fees Paid

The following table shows payments made by the Funds (except Guardian Core Fixed Income VIP Fund, Guardian Equity Income VIP Fund and Guardian Short Duration Bond VIP Fund) under the 12b-1 Plan for the fiscal year ended December 31, 2024.

Fund Name	12b-1 Fees
Guardian Large Cap Fundamental Growth VIP Fund	$569,666
Guardian Large Cap Disciplined Growth VIP Fund	$1,071,266
Guardian Integrated Research VIP Fund	$800,494
Guardian Diversified Research VIP Fund	$324,026
Guardian Large Cap Disciplined Value VIP Fund	$294,652
Guardian Growth & Income VIP Fund	$315,825
Guardian Mid Cap Traditional Growth VIP Fund	$159,997
Guardian Mid Cap Relative Value VIP Fund	$340,464
Guardian International Growth VIP Fund	$235,096
Guardian International Equity VIP Fund	$667,354
Guardian Core Plus Fixed Income VIP Fund	$496,665
Guardian Global Utilities VIP Fund	$138,610
Guardian Multi-Sector Bond VIP Fund	$506,111
Guardian U.S. Government/Credit VIP Fund	$432,063
Guardian Total Return Bond VIP Fund	$597,269
Guardian Small Cap Value Diversified VIP Fund	$545,120
Guardian All Cap Core VIP Fund	$451,770
Guardian Select Mid Cap Core VIP Fund	$520,798
Guardian Small-Mid Cap Core VIP Fund	$664,249
Guardian Strategic Large Cap Core VIP Fund	$595,467
Guardian Balanced Allocation VIP Fund	$559,939

The following table shows the total expenses incurred by the Distributor for the costs of promotion and distribution with respect to shares of each Fund (except Guardian Core Fixed Income VIP Fund, Guardian Equity Income VIP Fund and Guardian Short Duration Bond VIP Fund) for the fiscal year ended December 31, 2024.

Fund Name	Total	Compensation to sales personnel	Advertising	Printing and mailing of prospectuses to other than current shareholders	Compensation to broker dealers	Compensation to Underwriters	Other — (Training and supervision)
Guardian Large Cap Fundamental Growth VIP Fund	$1,188,679	$-	$2,981	$-	$801,185	$384,415	$99
Guardian Large Cap Disciplined Growth VIP Fund	$2,562,527	$-	$5,602	$-	$1,834,401	$722,314	$210
Guardian Integrated Research VIP Fund	$1,585,856	$-	$4,189	$-	$1,041,519	$540,005	$144
Guardian Diversified Research VIP Fund	$650,873	$-	$1,697	$-	$430,165	$218,816	$195
Guardian Large Cap Disciplined Value VIP Fund	$463,489	$-	$1,541	$-	$263,119	$198,737	$92
Guardian Growth & Income VIP Fund	$590,750	$-	$1,656	$-	$375,540	$213,465	$89
Guardian Mid Cap Traditional Growth VIP Fund	$250,029	$-	$837	$-	$141,042	$108,074	$75
Guardian Mid Cap Relative Value VIP Fund	$585,999	$-	$1,783	$-	$354,186	$229,905	$125
Guardian International Growth VIP Fund	$439,183	$-	$1,234	$-	$278,715	$159,183	$51
Guardian International Equity VIP Fund	$1,407,655	$-	$3,502	$-	$952,510	$451,509	$135
Guardian Core Plus Fixed Income VIP Fund	$807,468	$-	$2,603	$-	$468,879	$335,755	$231
Guardian Global Utilities VIP Fund	$308,960	$-	$727	$-	$214,465	$93,588	$180
Guardian Multi-Sector Bond VIP Fund	$1,080,633	$-	$2,651	$-	$736,079	$341,760	$143
Guardian U.S. Government/Credit VIP Fund	$902,082	$-	$2,263	$-	$607,925	$291,764	$128
Guardian Total Return Bond VIP Fund	$1,322,697	$-	$3,129	$-	$916,006	$403,394	$168
Guardian Small Cap Value Diversified VIP Fund	$1,077,913	$-	$2,849	$-	$707,475	$367,461	$128
Guardian All Cap Core VIP Fund	$590,965	$-	$2,361	$-	$284,215	$304,221	$167
Guardian Select Mid Cap Core VIP Fund	$1,303,402	$-	$2,722	$-	$949,660	$350,864	$156
Guardian Small Mid-Cap Core VIP Fund	$1,623,666	$-	$3,473	$-	$1,172,089	$447,940	$164
Guardian Strategic Large Cap Core VIP Fund	$1,217,201	$-	$3,117	$-	$812,146	$401,797	$140
Guardian Balanced Allocation VIP Fund	$674,612	$-	$2,930	$-	$294,049	$377,483	$150

Purchases, Redemptions and Exchanges

Purchase of Shares

The Trust’s shares are not sold directly to the general public. Rather, the Trust offers its shares for purchase only to the Separate Accounts. The separate accounts are used to fund Contracts.

Redemption of Shares

The Trust will ordinarily redeem shares of the Trust for cash. Redemptions are effected at the NAV per share next determined after receipt of the redemption request from the separate account owning the shares. Redemption proceeds will be paid within seven days of the receipt of instructions in proper form, or sooner, if required by law. The right to redeem shares or to receive payment with respect to any redemption may be suspended only for a period when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for a period during which trading thereon is restricted because an emergency exists, as defined by the SEC, which makes disposal of a Fund’s securities or determination of the NAV of each Fund not reasonably practicable, and for any other periods as the SEC may by order permit for the protection of shareholders of each Fund.

Exchanges Among the Funds

The Trust does not deal directly with Contract owners to effect purchases, redemptions, or exchanges of the Contract owners’ Fund shares. Contract owners should refer to the applicable contract or policy prospectus or the Prospectus for more information.

Fund Transactions and Brokerage

Investment Decisions

Investment decisions for the Trust and for any other investment advisory clients of the Manager, or applicable Subadviser, are made with the aim of obtaining their respective investment goals. Investment decisions are the result of many factors, including basic suitability for the particular client involved (including the Trust). Therefore, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse impact on other clients, including a Fund.

Furthermore, there are times when the Manager or a Subadviser may simultaneously purchase or sell the same security for two or more clients. In these instances, transactions in securities will be allocated between the Trust and the Manager’s or Subadviser’s other clients in a manner deemed fair and reasonable by the Manager or Subadviser. If a Fund desires to acquire the same security at the same time as another Manager or Subadviser client, such Fund may not be able to acquire as much of such security as it seeks. This could have an adverse effect on the price or value of the security insofar as a specific Fund is concerned. The Manager or Subadviser may decide to aggregate orders for the same security for more than one client and then allocate purchases or sales in a manner deemed fair and equitable, over time, and consistent with the Manager’s or Subadviser’s written policies and procedures.

Brokerage and Research Services

The Manager and the Subadvisers place orders for the purchase and sale of securities for the Funds. The Manager and each Subadviser has full brokerage discretion. The Manager or Subadviser evaluates the range and quality of a broker’s services in placing trades and may cause a Fund to pay a broker-dealer, which provides “brokerage and research services” (as defined in the 1934 Act) to the Manager or Subadviser, a commission which includes payment for both brokerage and research. These payments may be made in accordance with Section 28(e) of the 1934 Act and may be subject to the restrictions of Markets in Financial Instruments Directive (“MiFID II”) as described below. This research is designed to enhance the Manager’s or Subadviser’s own research. Although the research may be useful to the Manager or Subadviser in advising its clients (including the Trust), a Fund may not benefit from all of the research received on each occasion. Under MiFID II, which became effective January 3, 2018, investment managers in the EU providing portfolio management services or investment advice on an independent basis will no longer be able to use soft dollars to pay research as they must now unbundle payments for research from payments for trade execution to pay for research from brokers. As part of their portfolio management or independent investment advice activities, investment managers in the EU will be required to either pay for research out of their own profit or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge. The advisory fees are not reduced by reason of receipt of research services. No brokerage fees were paid to an affiliate of the Manager, including the Distributor (or its affiliates). Each Fund is authorized to participate in a commission recapture program with respect to transactions in equity securities. Under the program, the Manager has instructed the relevant Subadviser to (or the Manager itself may) direct a Fund’s brokerage transactions in equity securities, subject to the Subadviser’s (or the Manager’s) best execution obligations, to a broker-dealer that has agreed to rebate a portion of commissions earned on the Fund’s portfolio transactions to the particular Fund from which they were generated.

The following table provides the dollar amount of brokerage commissions paid by the Funds for the fiscal year ended December 31, 2024.

	Total Brokerage	Total Amount of	Total Soft Dollar
Fund	Commissions	Transactions(1)	Commissions(2)
Guardian Large Cap Fundamental Growth VIP Fund	$58,267	$316,565,972	$10,212
Guardian Large Cap Disciplined Growth VIP Fund	$46,147	$423,265,158	$40,032
Guardian Integrated Research VIP Fund	$44,743	$302,407,256	$38,250
Guardian Diversified Research VIP Fund	$40,818	$101,857,435	$31,815
Guardian Large Cap Disciplined Value VIP Fund	$51,054	$181,640,663	$40,547
Guardian Growth & Income VIP Fund	$17,464	$55,384,808	$7,132
Guardian Mid Cap Traditional Growth VIP Fund	$14,562	$23,025,754	$8,036
Guardian Mid Cap Relative Value VIP Fund	$47,581	$14,614,845	$37,742
Guardian International Growth VIP Fund	$23,810	$-	$-
Guardian International Equity VIP Fund	$67,247	$-	$-
Guardian Core Plus Fixed Income VIP Fund	$-	$-	$-
Guardian Global Utilities VIP Fund	$15,253	$46,122,802	$13,764
Guardian Multi-Sector Bond VIP Fund	$31,280	$-	$-
Guardian U.S. Government/Credit VIP Fund	$14,735	$-	$-
Guardian Total Return Bond VIP Fund	$28,311	$-	$-
Guardian Small Cap Value Diversified VIP Fund	$150,275	$29,636,640	$97,874
Guardian All Cap Core VIP Fund	$21,970	$26,409,706	$21,962
Guardian Select Mid Cap Core VIP Fund	$69,234	$189,657,274	$9,658
Guardian Small-Mid Cap Core VIP Fund	$173,010	$40,925,468	$149,262
Guardian Strategic Large Cap Core VIP Fund	$21,402	$76,894,088	$7,629
Guardian Equity Income VIP Fund	$43,024	$105,460,304	$38,877
Guardian Balanced Allocation VIP Fund	$45,750	$228,858,075	$40,532
Guardian Core Fixed Income VIP Fund	$37,502	$-	$-
Guardian Short Duration Bond VIP Fund	$15,558	$-	$-

(1) Total amount of transactions where commissions paid to brokers that provided research services.

(2) Directed brokerage for research services.

The following table provides the dollar amount of brokerage commissions paid by the Funds for the fiscal year ended December 31, 2023.

	Total Brokerage	Total Amount of	Total Soft Dollar
Fund	Commissions	Transactions(1)	Commissions(2)
Guardian Large Cap Fundamental Growth VIP Fund	$79,365	$152,289,787	$12,036
Guardian Large Cap Disciplined Growth VIP Fund	$57,415	$363,145,700	$9,086
Guardian Integrated Research VIP Fund	$52,149	$181,684,598	$5,763
Guardian Diversified Research VIP Fund	$47,011	$26,117,770	$19,194
Guardian Large Cap Disciplined Value VIP Fund	$64,664	$134,578,038	$40,416
Guardian Growth & Income VIP Fund	$13,352	$31,341,122	$4,681
Guardian Mid Cap Traditional Growth VIP Fund	$6,523	$20,951,184	$9,229
Guardian Mid Cap Relative Value VIP Fund	$54,515	$112,682,131	$29,047
Guardian International Growth VIP Fund	$44,159	$-	$-
Guardian International Equity VIP Fund	$65,248	$-	$-
Guardian Core Plus Fixed Income VIP Fund	$7,040	$-	$-
Guardian Global Utilities VIP Fund	$13,692	$37,284,713	$2,048
Guardian Multi-Sector Bond VIP Fund	$20,947	$-	$-
Guardian U.S. Government/Credit VIP Fund	$8,510	$-	$-
Guardian Total Return Bond VIP Fund	$22,819	$-	$-
Guardian Small Cap Value Diversified VIP Fund	$196,120	$40,083,364	$116,775
Guardian All Cap Core VIP Fund	$27,566	$62,840,700	$5,410
Guardian Select Mid Cap Core VIP Fund	$84,581	$202,206,507	$14,360
Guardian Small-Mid Cap Core VIP Fund	$191,510	$79,230,227	$117,926
Guardian Strategic Large Cap Core VIP Fund	$32,441	$86,899,147	$14,857
Guardian Equity Income VIP Fund	$42,556	$77,504,571	$4,942
Guardian Balanced Allocation VIP Fund	$49,893	$132,100,989	$7,878
Guardian Core Fixed Income VIP Fund	$36,750	$-	$-
Guardian Short Duration Bond VIP Fund	$21,434	$-	$-

(1) Total amount of transactions where commissions paid to brokers that provided research services.

(2) Directed brokerage for research services.

The following table provides the dollar amount of brokerage commissions paid by the Funds for the fiscal year (or period, as noted) ended December 31, 2022.

	Total Brokerage	Total Amount of	Total Soft Dollar
Fund	Commissions	Transactions(1)	Commissions(2)
Guardian Large Cap Fundamental Growth VIP Fund	$22,646	$11,661,979	$13,814
Guardian Large Cap Disciplined Growth VIP Fund	$55,566	$306,520,523	$10,773
Guardian Integrated Research VIP Fund	$31,409	$84,270,726	$3,284
Guardian Diversified Research VIP Fund	$65,824	$24,970,164	$25,868
Guardian Large Cap Disciplined Value VIP Fund	$45,188	$100,779,353	$26,443
Guardian Growth & Income VIP Fund	$16,141	$47,020,947	$6,001
Guardian Mid Cap Traditional Growth VIP Fund	$17,819	$33,819,178	$12,855
Guardian Mid Cap Relative Value VIP Fund	$73,392	$35,633,815	$60,220
Guardian International Growth VIP Fund	$44,528	$-	$-
Guardian International Equity VIP Fund	$414,436	$-	$-
Guardian Core Plus Fixed Income VIP Fund	$7,738	$-	$-
Guardian Global Utilities VIP Fund	$8,424	$32,110,422	$1,528
Guardian Multi-Sector Bond VIP Fund	$52,179	$-	$-
Guardian U.S. Government/Credit VIP Fund	$39,117	$-	$-
Guardian Total Return Bond VIP Fund	$52,939	$-	$-
Guardian Small Cap Value Diversified VIP Fund	$243,501	$26,410,095	$146,097
Guardian All Cap Core VIP Fund	$26,976	$76,081,311	$4,716
Guardian Select Mid Cap Core VIP Fund	$142,760	$244,392,069	$18,961
Guardian Small-Mid Cap Core VIP Fund	$179,526	$66,145,993	$160,285
Guardian Strategic Large Cap Core VIP Fund	$31,041	$126,416,300	$12,850
Guardian Equity Income VIP Fund(3)	$34,281	$70,571,502	$3,832
Guardian Balanced Allocation VIP Fund(3)	$37,652	$82,883,477	$4,023
Guardian Core Fixed Income VIP Fund(3)	$57,795	$-	$-
Guardian Short Duration Bond VIP Fund(3)	$31,260	$-	$-

(1) Total amount of transactions where commissions paid to brokers that provided research services.

(2) Directed brokerage for research services.

(3) This Fund commenced operations on May 2, 2022.

Securities of Regular Brokers or Dealers

As of December 31, 2024, the following Funds held securities of their regular brokers or dealers (as defined in the 1940 Act) or of their parent companies:

		Value as of
Fund Name	Broker or Dealer	December 31, 2024
Guardian All Cap Core VIP Fund	J.P. Morgan Securities LLC	$3,407,478
Guardian All Cap Core VIP Fund	Morgan Stanley & Co. LLC	$1,132,234
Guardian Strategic Large Cap Core VIP Fund	J.P. Morgan Securities LLC	$3,315,429
Guardian Strategic Large Cap Core VIP Fund	BofA Securities, Inc.	$2,433,995
Guardian Balanced Allocation VIP Fund	J.P. Morgan Securities LLC	$104,669
Guardian Balanced Allocation VIP Fund	Morgan Stanley & Co. LLC	$471,155
Guardian Balanced Allocation VIP Fund	UBS Securities LLC	$743,855
Guardian Balanced Allocation VIP Fund	Wells Fargo Securities, LLC	$4,476,250
Guardian Equity Income VIP Fund	BofA Securities, Inc.	$1,914,066
Guardian Equity Income VIP Fund	J.P. Morgan Securities LLC	$5,120,206
Guardian Equity Income VIP Fund	Morgan Stanley & Co. LLC	$2,105,936
Guardian Equity Income VIP Fund	RBC Capital Markets, LLC	$1,147,750
Guardian Large Cap Fundamental Growth VIP Fund	Morgan Stanley & Co. LLC	$469,941
Guardian Integrated Research VIP Fund	BofA Securities, Inc.	$4,022,436
Guardian Integrated Research VIP Fund	J.P. Morgan Securities LLC	$6,949,912
Guardian Diversified Research VIP Fund	BofA Securities, Inc.	$1,692,427
Guardian Diversified Research VIP Fund	Citigroup Global Markets Inc.	$1,550,199
Guardian Diversified Research VIP Fund	J.P. Morgan Securities LLC	$330,560
Guardian Large Cap Disciplined Value VIP Fund	Goldman Sachs & Co. LLC	$735,816
Guardian Large Cap Disciplined Value VIP Fund	J.P. Morgan Securities LLC	$4,534,115
Guardian Large Cap Disciplined Value VIP Fund	Morgan Stanley & Co. LLC	$1,378,017
Guardian Growth & Income VIP Fund	J.P. Morgan Securities LLC	$4,236,395
Guardian Growth & Income VIP Fund	Citigroup Global Markets Inc.	$2,895,704
Guardian Growth & Income VIP Fund	Wells Fargo Securities, LLC	$2,222,042
Guardian Mid Cap Relative Value VIP Fund	Jefferies LLC	$3,358,107
Guardian Core Plus Fixed Income VIP Fund	Goldman Sachs & Co. LLC	$1,044,894

As of the same date, any Fund not listed above did not hold securities of its regular brokers or dealers or their parents.

Portfolio Turnover

A Fund’s portfolio turnover rate is calculated by dividing the lesser of the value of sales or purchases of Fund securities for the fiscal year by the monthly average of the value of the Fund securities owned by the Fund during the fiscal year. Securities with maturities, at acquisition, of one year or less are excluded from this calculation.

The turnover rate for a Fund will vary from year-to-year and depending on market conditions and trading opportunities. A Fund cannot predict its turnover rate, but the rate will be higher when the Fund must significantly change its Fund to adopt a temporary position or use a temporary alternative strategy in order to respond to economic or market events. High portfolio turnover may result in increased brokerage commissions. All Funds may engage in active and frequent trading which could result in higher trading costs and reduce performance. Repositioning of a Fund’s portfolio holdings as a result of changes in the Fund’s subadviser or portfolio management team could also contribute to higher portfolio turnover.

Each Fund (other than Guardian Small Cap Value Diversified VIP Fund, Guardian Global Utilities VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Total Return Bond VIP Fund, Guardian U.S. Government/Credit VIP Fund, Guardian All Cap Core VIP Fund, Guardian Balanced Allocation VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund, Guardian Equity Income VIP Fund, Guardian Core Fixed Income VIP Fund and Guardian Short Duration Bond VIP Fund) commenced operations on September 1, 2016. Guardian Small Cap Value Diversified VIP Fund, Guardian Global Utilities VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian U.S. Government/Credit VIP Fund, and Guardian Total Return Bond VIP Fund commenced operations on October 21, 2019. Guardian All Cap Core VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund and Guardian Strategic Large Cap Core VIP Fund commenced operations on October 25, 2021. Guardian Balanced Allocation VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian Equity Income VIP Fund and Guardian Short Duration Bond VIP Fund commenced operations on May 2, 2022.

Disclosure of Fund Holdings

The Funds have established a policy governing the disclosure of a Fund’s portfolio holdings which is designed to protect the confidentiality of the Funds’ non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Board has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by the Trust’s Chief Compliance Officer (or his or her designee) or, where appropriate, a member of the Manager’s senior management (each, an “Authorized Person”), only if the Trust’s Chief Compliance Officer or an Authorized Person determines that disclosure of a Fund’s portfolio holdings to a third party is in the best interests of the Fund’s shareholders. Portfolio holdings information may be disclosed if required by applicable law or requested by any governmental authority. The Manager also may confirm to the issuer of a security that a Fund currently holds such security.

Neither the Manager nor the Funds will receive compensation (or any consideration) in connection with the disclosure of Fund portfolio holdings.

Each Fund’s quarterly portfolio holdings for the last fiscal year will be publicly accessible on the Funds’ website.  These holdings include those in the shareholder reports, which would cover the second and fourth fiscal quarters, and also include holdings for the first and third fiscal quarters.  Shareholder reports and quarterly holdings are posted within 60 days of the close of the relevant period. In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on Funds’ website in such scope and form and with such frequency as the Manager may reasonably determine. In addition, each Fund may disclose its top ten securities holdings (which may be presented as part of each Fund’s statistical summaries, web pages, advertising material, or commentaries by the Fund’s investment team (which also may disclose the identity of a single or small number of specific securities held by the Fund that may not be among the top 10 securities holdings)) as of each quarter’s end, no sooner than ten days after the last day of each calendar quarter.

A Fund’s portfolio holdings are considered to be publicly disclosed on the earliest of: (a) the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on the Funds’ website (assuming that the Fund discloses in its Prospectus that such information is available on Funds’ website); or (c) at such additional times and on such additional bases as determined by the SEC or its staff.

A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if the Trust’s Chief Compliance Officer or an Authorized Person determines that such disclosure is in the best interests of the Fund’s shareholders. In addition, the third party receiving such information, or any representatives of such third party receiving such information, will be required to agree in writing to keep such information confidential and use it for an agreed upon legitimate business purpose. Legal counsel for the Manager will review any confidentiality agreement entered into with a third party receiving non-public portfolio holdings. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including the Funds’ Advisers and their affiliates and the Funds’ custodian, administrator, sub-administrator and accounting services provider, independent registered public accounting firm, financial printer, and proxy voting service provider.

State Street, in addition to the Manager and each Subadviser, has an agreement with the Trust or the Manager under which it may receive or have access to non-public Fund holdings information.

Net Asset Value

Shares in each of the Funds are offered and are redeemed at a price equal to their respective NAV per share. Each Fund calculates the NAV of its shares by dividing the value of a Fund’s net assets by the number of shares outstanding on that day. Each Fund’s assets are comprised of its portfolio securities and any other investments or other assets, including cash and net investment income and realized and unrealized capital gains that have previously been earned but not yet distributed. As a result, when a shareholder purchases shares of a Fund, part of the NAV is often comprised of such income and gains prior to the purchase, which are included in the purchase price paid by the shareholder. Further, any payment of an income dividend or distribution of capital gains will result in a decrease in a Fund’s NAV.

The Funds calculate their NAVs at the close of regular trading on the New York Stock Exchange (the “Exchange” or “NYSE”) (generally 4:00 pm Eastern time) every day the Exchange is open. Shares will not be priced on days that the Exchange is closed. The Funds value their portfolio securities for which market quotations are readily available at market value. These securities are valued at the last reported sale price on the principal exchange (e.g., NYSE) or market on which they are traded. If no sales are reported, these securities are valued at the mean between the closing bid and asked prices. Securities listed on NASDAQ will generally be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If the NASDAQ Official Closing Price is not available for a security, that security will typically be valued at the mean between the closing bid and ask prices.

Debt securities for which quoted bid prices are readily available are valued by an approved independent pricing service at the bid price. Debt securities for which quoted bid prices are not available will be valued by an approved independent pricing service at an evaluated bid price. For debt securities not priced by an approved independent pricing service, the securities will be valued at the bid price provided by an independent broker-dealer, or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer, or may be “fair valued” on accordance with the procedures below. Money market securities are generally valued at amortized cost when such value is determined to approximate the fair value of the security. If the Manager or a Subadviser determines that the amortized cost does not approximate the fair value of the security, they may recommend to the Manager’s Fair Valuation Committee an override of the amortized cost and a proposed methodology for determining the fair value of the security.

The Funds value securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in good faith in accordance with methodologies and procedures adopted by the Board and valuation policy and procedures adopted by the Manager (collectively, the “Valuation Procedures”). Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. The Valuation Procedures establish methodologies for the valuation of the Funds’ portfolio securities and delegates the day-to-day responsibility for fair value determinations to the Manager as valuation designee. The Manager has established a Fair Valuation Committee. Determinations of the Fair Valuation Committee are subject to Board oversight. Although the Valuation Procedures are designed to value a security at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction between market participants at the measurement date, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

The Valuation Procedures permit a Fund to use a variety of valuation methodologies in connection with valuing the Fund’s investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. Neither the description of the Valuation Procedures in the Prospectus and the shareholder reports, nor the above information is intended to reflect an exhaustive list of the methodologies a Fund may use to value its investments. The methodologies summarized in the Prospectus, the shareholder reports and above may not represent the specific means by which a Fund’s investments are valued on any particular business day.

Taxation

The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in each Fund by the Separate Accounts for the purpose of funding variable insurance policies. It is not intended to be, and should not be considered to be, legal or tax advice to any potential purchaser or acquirer of Fund shares. Unless otherwise stated, this summary addresses only matters relating to the status of each Fund as a disregarded entity for U.S. federal income tax purposes under the Code as well as the application of the diversification rules under section 817(h) of the Code. It does not address any other U.S. federal, state, local or foreign tax consequences either affecting the Funds or holders of Fund shares arising as a result of an investment in the Funds. This summary is based on the Code, United States Treasury regulations thereunder (the “Treasury Regulations”) as well as the administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of each Fund.

It should be noted that a life insurance company, and not the owners of life or annuity insurance contracts, may only be a shareholder of any Fund. The U.S. federal income tax treatment of owners of life or annuity insurance contracts is addressed separately in materials provided by insurance companies in connection with the offering of such insurance contracts. As such, the following summary may be relevant to a life insurance company’s investment in Fund shares but does not address the general U.S. federal income tax considerations regarding an investment in Fund shares held in a life insurance company’s general or separate accounts.

Each Fund is classified as a disregarded entity for U.S. federal income tax purposes. Each Fund is not subject to an entity-level income tax and any income, gains, losses, deductions, and credits of the Fund are instead taken into account by GIAC (including the Separate Accounts that invest in the Fund) without regard to whether GIAC has received or will receive any corresponding distributions from the Fund. It is expected that a variable annuity or variable life insurance policy owner would not be affected by a Fund’s classification as a disregarded entity for U.S. federal income tax purposes.

If a Fund or an insurance company directly or indirectly owns 10% or more of the total combined voting power or value of all classes of stock of a foreign corporation, an insurance company holder of the Fund’s shares would be considered a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a non-U.S. corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. As a U.S. Shareholder, an affected insurance company would be required to include in gross income for U.S. federal income tax purposes all of a CFC’s “subpart F income,” whether or not such income is actually distributed by the CFC, provided that the non-U.S. corporation has been a CFC for at least thirty uninterrupted days in its taxable year. Subpart F income generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward, and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is characterized as ordinary income for U.S. federal income tax purposes, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a taxable year do not flow through to a Fund and thus will not be available to offset income or capital gain generated from a Fund’s other investments. In addition, net losses incurred by a CFC during a taxable year generally cannot be carried forward by the CFC to offset gains realized by the CFC in subsequent taxable years.

If a Fund acquires an equity interest in a passive foreign investment company (“PFIC”) there may be tax consequences to an insurance company holding such Fund’s shares. PFICs are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is passive income (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce or are held for the production of such passive income. If a Fund acquires any equity interest in a PFIC, an insurance company could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. An election may be available that would ameliorate these adverse tax consequences, but such election (known as the “qualified electing fund” (“QEF”) election) would require the insurance company to include its share of the PFIC’s income and net capital gains annually, regardless of whether the Fund receives any distribution from the PFIC. There can be no assurance that a PFIC in which a Fund holds an interest will provide the information necessary to permit a QEF election to be made. Shareholders of a Fund that invests in a CFC or a PFIC may be subject to special reporting and filing requirements in respect of their indirect investment in such entities. Shareholders should consult their tax advisors in this regard.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are characterized as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, options and similar financial instruments gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally characterized as ordinary gain or loss.

A Fund’s transactions in derivatives will be subject to special tax rules, the effect of which may be to increase taxable income and capital gains.

A Fund may engage in transactions or make investments that would subject the Fund, its shareholders, and/or its “material advisors,” as defined in Section 301.6112-1(c)(1) of the Treasury Regulations, to special rules requiring such transactions or investments by the Fund or investments in the Fund to be reported and/or otherwise disclosed to the IRS, including to the IRS’ Office of Tax Shelter Analysis (the “Tax Shelter Rules”). A transaction may be subject to reporting or disclosure if it is described in any of several categories of “reportable transactions”, which include, among others, transactions that result in the incurrence of a loss or losses exceeding certain thresholds or that are offered under conditions of confidentiality. Although each Fund does not expect to engage in transactions solely or principally for the purpose of achieving a particular tax consequence, there can be no assurance that a Fund will not engage in transactions that trigger the Tax Shelter Rules. In addition, a shareholder may have disclosure obligations with respect to its shares in a Fund if the shareholder (or the Fund in certain cases) participates in a reportable transaction.

Each Fund also intends to comply with Treasury Regulations promulgated under Section 817(h) of the Code that apply to certain investment companies underlying variable contracts. Under Section 817(h) of the Code, if the investments of a segregated asset account, such as the Separate Accounts, are “adequately diversified,” and certain other requirements are met, a holder of a variable contract supported by the segregated asset account generally will receive favorable tax treatment in the form of deferral of tax until a distribution is made under the variable contract. In determining whether a segregated asset account is “adequately diversified,” the Treasury Regulations promulgated under Section 817(h) of the Code provide a “look-through rule” with respect to a segregated asset account’s investments in certain investment companies, such as the Funds, provided certain conditions are satisfied by such investment companies. In order to obtain the benefits afforded by this look-through rule, each Fund is required to limit its ownership of Fund shares to (i) insurance companies whose separate accounts invest in the Fund for purposes of funding variable annuity and variable life insurance contracts, (ii) trustees of qualified pension and retirement plans and (iii) other funds having similar shareholders. As such, an investment made by GIAC (including the Separate Accounts) in the shares of a Fund will cause GIAC to be treated as if it owns (as a separate investment) its proportionate share of each asset of the Fund for purposes of satisfying its own diversification requirements under Section 817(h) of the Code, provided that the Fund continues to be classified as a disregarded entity for U.S. federal income tax purposes. In satisfying these diversification requirements, each Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. government agency and instrumentality is treated as a separate issuer. Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of any Fund to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. government. As such, it is possible that, in order to comply with these diversification requirements, less desirable investment decisions may need to be made which could affect the investment performance of a Fund.

Failure by a Fund to satisfy the diversification requirements or to satisfy the look-through rule provided under Section 817(h) of the Code could cause affected variable contracts to lose their favorable tax status, and could require a variable contract holder to include any income accrued under the variable contracts currently as ordinary income for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury Regulations, inadvertent failure to satisfy the diversification requirements under Section 817(h) of the Code may be corrected; however, such a correction would require a payment to be made to the IRS. Any such failure could also result in adverse tax consequences for the insurance company issuing the variable contracts.

Furthermore, in order for a variable life insurance policy or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the variable life insurance policy or variable life contract must be considered to be owned by the insurance company and not by the variable contract owner. Under current U.S. tax law, if a variable contract owner has excessive control over the investments made by a separate account, or the underlying fund, the variable contract owner will be taxed currently on income and gains from the separate account or fund. In other words, in such a case of “investor control” the variable contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the variable contract or the relationship between the variable contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the variable contract offers access to funds that are available to the general public, the number of transfers that a variable contract owner may make from one investment option to another, and the degree to which a variable contract owner may select or control particular investments.

The second way that impermissible investor control might exist concerns a variable contract owner’s actions. Under various IRS pronouncements, a variable contract owner may not select or control particular investments, other than choosing among broad investment choices, such as selecting a particular Fund. A variable contract owner may not select or direct the purchase or sale of a particular investment of a Fund. All investment decisions concerning the Funds must be made by the Subadviser for such Fund, in its sole and absolute discretion, and not by the variable contract owner. Furthermore, under these IRS pronouncements, a variable contract owner may not communicate directly or indirectly with such a Subadviser or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Fund.

The above discussion only addresses some of the factors that the IRS considers in determining whether a variable contract holder has an impermissible level of investor control over a separate account. Variable contract holders should consult the insurance companies issuing their variable contracts and their own tax advisors, as well as the prospectus relating to their particular variable contract, for further information concerning this investor control issue. Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to cause variable contract owners to be subject to tax currently on their share of a Fund’s income and gains such that variable contract owners would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the Funds and other variable contracts.

Dividend income from U.S. sources received by a Fund will be income potentially eligible for the dividends received deduction by the insurance company owner of the Fund, and a Fund incurring foreign taxes will pass through to its insurance company owner potentially allowable foreign tax credits. The benefits, which may be material, of these deductions and credits will inure only to the insurance company that issued the variable contract and will not be shared with the contract holders.

Contract Owners

The foregoing discussion does not address the tax consequences to Contract owners of an investment in a Contract. Contract owners investing in a Fund through an insurance company separate account, such as the Separate Accounts, are urged to consult with their own tax advisors for more information regarding the U.S. federal income tax consequences to them of an investment in a Fund, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. For information concerning the federal income tax consequences to the Contract owner, such Contract owner should consult the prospectus for the particular Contract.

Other Information

Capitalization

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value. The Board may establish additional series (with different investment goals and fundamental policies) or classes of shares at any time in the future. When issued, all shares are fully paid, redeemable, transferable, and non-assessable by the Trust. Shares issued by a series of the Trust generally represent an equal proportionate interest in the assets, liabilities, income and expenses of the Trust and/or series, as applicable.  Unless the Trustees decide otherwise in their sole discretion, shareholders have no preemptive or other similar rights to subscribe to any additional shares or other securities issued by the Trust, whether of the same or of another series.

Pursuant to the Trust’s Declaration of Trust, the Trustees have the authority to provide from time to time that shareholders shall have the right to convert or exchange such shares for or into shares of one or more other series or for interests in one or more other trusts, corporations, or other business entities (or a series of any of the foregoing) in accordance with such requirements and procedures as may be established by the Trustees from time to time.  Please refer to the section of the SAI “Exchanges Among the Funds” for more information. In addition, the Trustees may from time to time declare and pay dividends or other distributions with respect to any series, the amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust property is in the discretion of the Trustees.  Please refer to the section of the Prospectus “Dividends and Distributions” for more information.

Subject to the distinctions permitted by the Trustees consistent with the requirements of the 1940 Act or as otherwise provided in the instrument designating and establishing any series, each share of the Trust (or series, as applicable) shall represent an equal beneficial interest in the net assets of the Trust (or such series), and each holder of shares of the Trust (or a series) shall be entitled to receive such holder’s pro rata share of distributions of income and capital gains, if any, made with respect thereto. Upon redemption of the shares of any series or upon the liquidation and termination of a series, the applicable shareholder shall be paid solely out of the funds and property of such series of the Trust.  Upon the requisite action to dissolve any one or more series and in accordance with the terms of the Declaration of Trust (which provides that a series may be dissolved at any time by the Trustees by written notice to the shareholders), the Trust will generally distribute the proceeds to the shareholders of the series involved ratably according to the number of shares of such series held by the shareholders of such series.

Except as otherwise provided in the Declaration of Trust, the Trustees have no power to bind any shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay pursuant to terms of the Declaration of Trust or by way of subscription for any shares or otherwise.

The foregoing is a summary and the Declaration of Trust sets forth additional terms relating to the capitalization of the Trust.  The Declaration of Trust is filed with the SEC (and available at www.sec.gov) as an exhibit to the Trust’s registration statement.

Shareholder and Trustee Liability

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. As further provided in the Declaration of Trust, each shareholder of the Trust and of each series shall have the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the Delaware General Corporation Law. Therefore, the Trust anticipates that shareholders generally will not be subject to personal liability for Trust or series obligations. The Trust also anticipates that the risk that a shareholder will incur personal liability for such obligations is limited to the circumstances in which a state court may not apply Delaware law or the terms of the Declaration of Trust.

The Declaration of Trust provides that the Trustees shall be entitled to the protection against personal liability for the obligations of the Trust under Section 3803(b) of the Delaware Statutory Trust Act.  The Declaration of Trust further provides that no Trustee shall be liable to the Trust, its shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misconduct, gross negligence, or reckless disregard of his duties as a Trustee and that the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, sub-adviser, administrator or principal underwriter of the Trust.

The foregoing is a summary and the Declaration of Trust includes additional provisions relating to shareholder and Trustee liability (as well as the liability of officers of the Trust).  The Declaration of Trust is filed with the SEC (and available at www.sec.gov) as an exhibit to the Trust’s registration statement.

Control Persons and Principal Shareholders

The Funds are only available as an underlying investment fund for the Contracts. Accordingly, the applicable Separate Accounts that own Shares of the Funds could be deemed to control the voting securities of the Funds (i.e., by owning more than 25%). However, GIAC exercises voting rights attributable to any shares of the Funds owned by it (directly or indirectly) in accordance with voting instructions received by Contract owners.

Control Persons and Principal Holders

As of March 31, 2025, to the Funds’ knowledge, the shareholders who owned of record 5% or more of the outstanding shares of any class of any Fund were as set forth in the following table.

		Percentage of
Fund Name	Name and Address of Beneficial Owner	Shares
Guardian Small Cap Value Diversified VIP Fund	GUARDIAN INSURANCE & ANNUITY	35.35%
	COMPANY, INC.
	FBO: S/A R B SHARE - 4AB
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Small Cap Value Diversified VIP Fund	GUARDIAN INSURANCE & ANNUITY	34.12%
	COMPANY, INC.
	FBO: S/A R B SHARE ’12 - 0BJ
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Small Cap Value Diversified VIP Fund	GUARDIAN INSURANCE & ANNUITY	20.30%
	COMPANY, INC.
	FBO: S/A R L SHARE - 4AL
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Small Cap Value Diversified VIP Fund	GUARDIAN INSURANCE & ANNUITY	6.89%
	COMPANY, INC.
	FBO: S/A R L SHARE ’12 - 0LJ
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Global Utilities VIP Fund	GUARDIAN INSURANCE & ANNUITY	47.62%
	COMPANY, INC.
	FBO: S/A R B SHARE - 2AB
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Global Utilities VIP Fund	GUARDIAN INSURANCE & ANNUITY	28.52%
	COMPANY, INC.
	FBO: S/A R L SHARE - 2AL
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Global Utilities VIP Fund	GUARDIAN INSURANCE & ANNUITY	18.50%
	COMPANY, INC.
	FBO: S/A R B SHARE ’12 - 0BF
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Global Utilities VIP Fund	GUARDIAN INSURANCE & ANNUITY	5.36%
	COMPANY, INC.
	FBO: S/A R L SHARE ’12 - 0LF
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Multi-Sector Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY	45.72%
	COMPANY, INC.
	FBO: S/A R B SHARE - 0DB
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Multi-Sector Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY	27.99%
	COMPANY, INC.
	FBO: S/A R L SHARE - 0DL
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Multi-Sector Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY	22.37%
	COMPANY, INC.
	FBO: S/A R B SHARE ’12 - 0BH
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian U.S. Government/Credit VIP Fund	GUARDIAN INSURANCE & ANNUITY	42.51%
	COMPANY, INC.
	FBO: S/A R B SHARE - 0AB
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian U.S. Government/Credit VIP Fund	GUARDIAN INSURANCE & ANNUITY	26.21%
	COMPANY, INC.
	FBO: S/A R B SHARE ’12 - 0BA
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian U.S. Government/Credit VIP Fund	GUARDIAN INSURANCE & ANNUITY	24.87%
	COMPANY, INC.
	FBO: S/A R L SHARE - 0AL
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian U.S. Government/Credit VIP Fund	GUARDIAN INSURANCE & ANNUITY	5.09%
	COMPANY, INC.
	FBO: S/A R L SHARE ’12 - 0LA
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Total Return Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY	59.24%
	COMPANY, INC.
	FBO: S/A R B SHARE - 0SB
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Total Return Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY	31.90%
	COMPANY, INC.
	FBO: S/A R L SHARE - 0SL
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Total Return Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY	7.94%
	COMPANY, INC.
	FBO: S/A R B SHARE ’12 - 0BD
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian All Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY	25.34%
	COMPANY, INC.
	FBO: S/A B - B14
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian All Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY	23.31%
	COMPANY, INC.
	FBO: S/A D - 4DJ
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian All Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY	20.98%
	COMPANY, INC.
	FBO: S/A A - 4AH
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian All Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY	8.59%
	COMPANY, INC.
	FBO: S/A K - 080
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian All Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY	8.12%
	COMPANY, INC.
	FBO: S/A E - 0EJ
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian All Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY	5.93%
	COMPANY, INC.
	FBO: S/A Q - 0QA
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Select Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY	33.17%
	COMPANY, INC.
	FBO: S/A R B SHARE - 0FB
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Select Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY	20.42%
	COMPANY, INC.
	FBO: S/A Q - 0QC
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Select Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY	19.93%
	COMPANY, INC.
	FBO: S/A R L SHARE - 2EL
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Select Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY	13.39%
	COMPANY, INC.
	FBO: S/A R GIAB - 0RE
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Select Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY	7.80%
	COMPANY, INC.
	FBO: S/A R SVA BSHARE-4Z5
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Small-Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY	48.81%
	COMPANY, INC.
	FBO: S/A R B SHARE - 0QB
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Small-Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY	29.32%
	COMPANY, INC.
	FBO: S/A R L SHARE - 2FL
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Small-Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY	9.20%
	COMPANY, INC.
	FBO: S/A Q - 0QE
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Small-Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY	6.46%
	COMPANY, INC.
	FBO: S/A R B SHARE ’12 - 0BK
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Strategic Large Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY	38.71%
	COMPANY, INC.
	FBO: S/A R B SHARE - 2EB
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Strategic Large Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY	24.23%
	COMPANY, INC.
	FBO: S/A R L SHARE - 2QL
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Strategic Large Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY	19.39%
	COMPANY, INC.
	FBO: S/A R B SHARE ’12 - 0BP
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Strategic Large Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY	8.81%
	COMPANY, INC.
	FBO: S/A R SVA B SHARE - 4Z4
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Balanced Allocation VIP Fund	GUARDIAN INSURANCE & ANNUITY	50.34%
	COMPANY, INC.
	FBO: S/A D - 4DK
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Balanced Allocation VIP Fund	GUARDIAN INSURANCE & ANNUITY	16.64%
	COMPANY, INC.
	FBO: S/A E - 0EK
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Balanced Allocation VIP Fund	GUARDIAN INSURANCE & ANNUITY	10.44%
	COMPANY, INC.
	FBO: S/A B - B15
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Balanced Allocation VIP Fund	GUARDIAN INSURANCE & ANNUITY	7.30%
	COMPANY, INC.
	FBO: S/A A - 4AJ
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Balanced Allocation VIP Fund	GUARDIAN INSURANCE & ANNUITY	6.28%
	COMPANY, INC.
	FBO: S/A K - 082
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Equity Income VIP Fund	GUARDIAN INSURANCE & ANNUITY	29.55%
	COMPANY, INC.
	FBO: S/A E - 0EG
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Equity Income VIP Fund	GUARDIAN INSURANCE & ANNUITY	24.96%
	COMPANY, INC.
	FBO: S/A Q - 0QG
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Equity Income VIP Fund	GUARDIAN INSURANCE & ANNUITY	14.85%
	COMPANY, INC.
	FBO: S/A R GIAB - 0RK
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Equity Income VIP Fund	GUARDIAN INSURANCE & ANNUITY	12.22%
	COMPANY, INC.
	FBO: D - 4DG
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Equity Income VIP Fund	GUARDIAN INSURANCE & ANNUITY	11.76%
	COMPANY, INC.
	FBO: S/A N - 341
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Core Fixed Income VIP Fund	GUARDIAN INSURANCE & ANNUITY	25.17%
	COMPANY, INC.
	FBO: S/A R B SHARE - 4EB
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Core Fixed Income VIP Fund	GUARDIAN INSURANCE & ANNUITY	18.57%
	COMPANY, INC.
	FBO: S/A Q - 0QH
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Core Fixed Income VIP Fund	GUARDIAN INSURANCE & ANNUITY	14.81%
	COMPANY, INC.
	FBO: S/A R L SHARE - 4EL
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Core Fixed Income VIP Fund	GUARDIAN INSURANCE & ANNUITY	13.09%
	COMPANY, INC.
	FBO: S/A R BSHARE2012-0BT
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Core Fixed Income VIP Fund	GUARDIAN INSURANCE & ANNUITY	11.55%
	COMPANY, INC.
	FBO: S/A R GIAB - 0RR
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Short Duration Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY	40.67%
	COMPANY, INC.
	FBO: S/A R B SHARE - 47B
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Short Duration Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY	24.61%
	COMPANY, INC.
	FBO: S/A R BSHARE2012-0BR
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Short Duration Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY	23.91%
	COMPANY, INC.
	FBO: S/A R L SHARE - 47L
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Large Cap Disciplined Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY	27.35%
	COMPANY, INC.
	FBO: S/A R B SHARE - 2UB
	10 HUDSON YARDS
	NEW YORK, NY 10001

Guardian Large Cap Disciplined Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A Q - 257 10 HUDSON YARDS NEW YORK, NY 10001	20.14%

Guardian Large Cap Disciplined Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2UL 10 HUDSON YARDS NEW YORK, NY 10001	16.01%

Guardian Large Cap Disciplined Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B0 10 HUDSON YARDS NEW YORK, NY 10001	15.83%

Guardian Large Cap Disciplined Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R BASE - 2RA 10 HUDSON YARDS NEW YORK, NY 10001	13.31%

Guardian Large Cap Fundamental Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 2WB 10 HUDSON YARDS NEW YORK, NY 10001	38.01%

Guardian Large Cap Fundamental Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B3 10 HUDSON YARDS NEW YORK, NY 10001	27.78%

Guardian Large Cap Fundamental Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2WL 10 HUDSON YARDS NEW YORK, NY 10001	22.28%

Guardian Large Cap Fundamental Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-4L3 10 HUDSON YARDS NEW YORK, NY 10001	5.39%

Guardian Integrated Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE 0EB 10 HUDSON YARDS NEW YORK, NY 10001	35.82%

Guardian Integrated Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B4 10 HUDSON YARDS NEW YORK, NY 10001	24.75%

Guardian Integrated Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2RL 10 HUDSON YARDS NEW YORK, NY 10001	20.85%

Guardian Integrated Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R SVA B-2Z3 10 HUDSON YARDS NEW YORK, NY 10001	9.25%

Guardian Integrated Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L4 10 HUDSON YARDS NEW YORK, NY 10001	5.65%

Guardian Diversified Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B1 10 HUDSON YARDS NEW YORK, NY 10001	34.53%

Guardian Diversified Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0UB 10 HUDSON YARDS NEW YORK, NY 10001	29.92%

Guardian Diversified Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0UL 10 HUDSON YARDS NEW YORK, NY 10001	13.49%

Guardian Diversified Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A Q - 230 10 HUDSON YARDS NEW YORK, NY 10001	9.17%

Guardian Diversified Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R BASE - 2R3 10 HUDSON YARDS NEW YORK, NY 10001	6.52%

Guardian Diversified Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L1 10 HUDSON YARDS NEW YORK, NY 10001	6.30%

Guardian Large Cap Disciplined Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B2 10 HUDSON YARDS NEW YORK, NY 10001	79.95%

Guardian Large Cap Disciplined Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-4L2 10 HUDSON YARDS NEW YORK, NY 10001	16.49%

Guardian Growth & Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B3 10 HUDSON YARDS NEW YORK, NY 10001	37.38%

Guardian Growth & Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0VB 10 HUDSON YARDS NEW YORK, NY 10001	33.89%

Guardian Growth & Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0VL 10 HUDSON YARDS NEW YORK, NY 10001	15.19%

Guardian Growth & Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L3 10 HUDSON YARDS NEW YORK, NY 10001	7.27%

Guardian Mid Cap Relative Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B5 10 HUDSON YARDS NEW YORK, NY 10001	59.34%

Guardian Mid Cap Relative Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 44B 10 HUDSON YARDS NEW YORK, NY 10001	17.92%

Guardian Mid Cap Relative Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-4L5 10 HUDSON YARDS NEW YORK, NY 10001	11.87%

Guardian Mid Cap Relative Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 44L 10 HUDSON YARDS NEW YORK, NY 10001	8.17%

Guardian Mid Cap Traditional Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B6 10 HUDSON YARDS NEW YORK, NY 10001	82.47%

Guardian Mid Cap Traditional Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-4L6 10 HUDSON YARDS NEW YORK, NY 10001	17.20%

Guardian International Equity VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 2NB 10 HUDSON YARDS NEW YORK, NY 10001	42.38%

Guardian International Equity VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2NL 10 HUDSON YARDS NEW YORK, NY 10001	26.15%

Guardian International Equity VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B9 10 HUDSON YARDS NEW YORK, NY 10001	24.14%

Guardian International Equity VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L9 10 HUDSON YARDS NEW YORK, NY 10001	5.10%

Guardian International Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B7 10 HUDSON YARDS NEW YORK, NY 10001	37.66%

Guardian International Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0WB 10 HUDSON YARDS NEW YORK, NY 10001	34.69%

Guardian International Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0WL 10 HUDSON YARDS NEW YORK, NY 10001	16.25%

Guardian International Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L7 10 HUDSON YARDS NEW YORK, NY 10001	7.86%

Guardian Core Plus Fixed Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B0 10 HUDSON YARDS NEW YORK, NY 10001	70.79%

Guardian Core Plus Fixed Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L0 10 HUDSON YARDS NEW YORK, NY 10001	14.46%

Guardian Core Plus Fixed Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0HB 10 HUDSON YARDS NEW YORK, NY 10001	9.69%

Voting Rights

In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in a fund will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in accordance with voting instructions received, and will votes shares or other voting interests not received in proportion to the voting instructions received by all separate accounts. The effect of proportional voting is that if a large number of variable contract owners do not provide the insurance company voting instructions, a small number of variable contract owners may determine the outcome of the vote.

The Trust is not required (and has no current intention) to hold annual meetings of shareholders, but a shareholder meeting may be called by the Chairman or Trustees at any time.  Shareholder meetings will be called when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote or required under applicable Delaware law or federal law, including the 1940 Act.  Shares may be voted in person or by proxy or in any manner provided for in the Trust’s By-laws or as determined by the Trustees.

The Declaration of Trust provides that the shareholders shall have power to vote only: (i) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act (including Section 16(a) thereof) and (ii) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the By-laws or as a result of the filing of any registration of the Trust or series as an investment company under the 1940 Act with the SEC (or any successor agency) or as the Trustees may consider necessary or desirable.  For example, under the Declaration of Trust, any of the Trustees may be removed with or without cause by the affirmative vote of the shareholders of two thirds (2/3) of the shares.  The Declaration of Trusts states that there shall be no cumulative voting in the election of Trustees and a plurality shall elect a Trustee.

Subject to the Declaration of Trust, the Trustees may, without shareholder vote, amend or otherwise supplement the Declaration of Trust and shareholders have the right to vote: (i) on any amendment which would affect their right to vote on certain matters (as set forth in the Declaration of Trust), (ii) on any amendment to the amendment provision of the Declaration of Trust, (iii) on any amendment for which such vote is required by the 1940 Act and (iv) on any amendment submitted to them by the Trustees. The Trustees may without shareholder vote, restate or amend or otherwise supplement the By-laws and the Certificate of Trust as the Trustees deem necessary or desirable.

The Declaration of Trust provides that, on each matter submitted to a vote of shareholders, unless the Trustees determine otherwise, all shares of all series vote together as a single class; provided, however, that: (i) as to any matter with respect to which a separate vote of any series is required by the 1940 Act or other applicable law or is required by attributes applicable to any series, such requirements as to a separate vote by that series shall apply; (ii) unless the Trustees determine that this clause (ii) shall not apply in a particular case, to the extent that a matter referred to in clause (i) above affects more than one series and the interests of each such series in the matter are identical, then the shares of all such affected series shall vote together as a single class; and (iii) as to any matter which does not affect the interests of a particular series, only the holders of shares of the one or more affected series shall be entitled to vote. Subject to the Declaration of Trust, each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

The foregoing is a summary and the Declaration of Trust includes additional provisions relating to shareholder voting rights. The Declaration of Trust is filed with the SEC (and available at www.sec.gov) as an exhibit to the Trust’s registration statement.

Custodian and Transfer Agent

State Street, One Congress Street, Boston, Massachusetts 02114, serves as custodian of the Trust. Under the agreement with the Trust, State Street is permitted to hold assets of the Trust in an account that it maintains. Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash for the Trust in the custody of certain eligible foreign banks and securities depositories.

State Street serves as the transfer agent of the Trust and is compensated by the Trust for transfer agency services pursuant to a Transfer Agency and Service Agreement. State Street provides customary transfer agency services to the Trust, including the processing of shareholder transactions, the payment of dividends and distributions, and related functions.

Financial Statements

A copy of each Fund’s Annual Report may be obtained upon request and without charge by writing or calling GIAC at the telephone number on the front cover of the SAI.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm for the Trust. PwC will audit and report on the Funds’ annual financial statements, review certain regulatory reports, and perform other attestation, auditing, tax and advisory services when engaged to do so by the Trust.

Legal Counsel

Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

Code of Ethics

The Trust, Manager and Distributor and each Subadviser have adopted codes of ethics that comply in all material respects with Rule 17j-1 under the 1940 Act. These codes of ethics are designed to prevent Trustees, officers and designated employees (“Access Persons”) who have access to information concerning portfolio securities transactions of a Fund from using that information for their personal benefit or to the disadvantage of a Fund. The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities that may be purchased or held by a Fund, but impose certain restrictions on such transactions and require Access Persons to report all of their personal securities transactions (subject to certain exceptions, such as transactions in certain securities where the potential for a conflict of interest is very low, such as unaffiliated open-end mutual fund shares and money market instruments or, in the case of an Independent Trustee, where the Independent Trustee did not know and should not have known that a Fund also engaged in a transaction in the same securities within a specified time before or after the Independent Trustee’s trade and no trading blackout period otherwise is in place pursuant to the applicable code). Each of the codes of ethics is on public file with, and is available from, the SEC.

Proxy Voting Policies and Procedures

The Board has adopted policies and procedures to govern proxy voting relating to each Fund. The proxy voting policies and procedures delegate the responsibility of voting proxies and maintaining proxy recordkeeping to the

Manager, subject to general oversight by the Board. The Manager and the Board view the proxy voting process as a component of the investment process, and the Board has instructed the Manager to vote proxies in a way that is in the Funds’ best interest and consistent with achieving the optimal benefit for the Funds. The Manager has adopted its own proxy voting policies and procedures (the “Proxy Policies”), which the Board has approved in delegating voting authority to the Manager. Among other things, the Proxy Policies address conflicts of interest that may arise between the interests of a Fund and the interests of the Manager and its affiliates.

The Proxy Policies set forth the Manager’s general position on a variety of proposals, but the Manager may determine under some circumstances that it would be in a Fund’s best interest to vote contrary to that position. The Proxy Policies may or may not reflect the position of a Board member or of a majority of the Board on a particular issue.

A copy or a summary of the proxy voting procedures and guidelines of each Fund, including procedures of the Manager, is attached hereto as Appendix B. The Trust will file, by August 31st of each year, information regarding how each Fund voted proxies during the most recent twelve-month period ended June 30th. This information is available after filing on the Trust’s website at www.guardianlife.com or on the SEC’s website at http://www.sec.gov.

The Manager may delegate proxy voting authority to a Subadviser; provided that the Subadviser either (1) follows the Manager’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager’s Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Applicable Fund or Funds and appear to comply with governing regulations. The Trust may revoke all or part of this delegation (to the Manager and/or Subadvisers as applicable) at any time by a vote of the Board. Set forth in Appendix B are the proxy voting policies and procedures (or a summary) of each Subadviser as prepared and provided by each Subadviser.

Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith (and including specifically all applicable codes of ethics), are on file with the SEC and may be examined on the SEC website at www.sec.gov.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

APPENDIX A

Description of Fixed Income/Debt Instrument Ratings

Three of the most common nationally recognized statistical rating organizations (the “Rating Agencies”) are S&P Global Ratings (“S&P Global”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch, Inc. (“Fitch”). As of a recent date, information regarding ratings from each of these Rating Agencies is listed below.

S&P Global

Long-Term Ratings

Long-term debt instruments include notes, bond, loans and other debt instruments generally with maturities in excess of thirteen months as defined more specifically by each Rating Agency.

S&P Global ratings may be modified by the addition of a plus (+) or minus (—) sign to show relative standing within the rating categories.

Obligations rated ‘AAA’, ‘AA’, ‘A, and ‘B’ are regarded as being investment grade obligations. While such obligations will likely have some uncertainties or exposures to adverse conditions, these may be outweighed by their quality and protective characteristics.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics ‘BB’ indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Short-Term Ratings

Short-term instruments include those instruments such as commercial paper and other instruments with maturities of thirteen months or less as defined more specifically by each Rating Agency.

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Moody’s

Long-Term Ratings

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Aaa: Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated ‘A’ are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

Caa: Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Short-Term Ratings

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Fitch ratings may be modified by the addition of a plus (+) or minus (—) sign to show relative standing within the rating categories.

Long-Term Ratings

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met, however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near Default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired.

RD: Restricted Default. RD indicates an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating.

D: Default. ‘D’ indicates an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

Short-Term Ratings

F1: Indicates the strongest capacity for timely payment of financial commitments; relative to other issuers or obligations in the same other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country or monetary union. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2: Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. However, the margin of safety is not as great as in the case of the higher ratings.

F3: Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

B: Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

C: Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

RD: Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

Proxy Voting Policies and Procedures

Park Avenue Institutional Advisers LLC (“Park Avenue”)

Wellington Management Company LLP (“Wellington”)

Massachusetts Financial Services Company (“MFS”)

Putnam Investment Management, LLC (“Putnam”)

Boston Partners Global Investors, Inc. (“Boston Partners”)

AllianceBernstein L.P. (“AllianceBernstein” or “AB”)

Janus Henderson Investors US LLC (“Janus”)

FIAM LLC (“FIAM”)

Allspring Global Investments, LLC (“Allspring”)

J.P. Morgan Investment Management Inc. (“JPMIM”)

Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.”) (collectively, “Schroders”)

Lord, Abbett & Co. LLC (“Lord Abbett”)

Park Avenue Institutional Advisers LLC (“Park Avenue”)

In its capacity as investment sub-adviser to certain Funds which may from time to time hold equity securities, Park Avenue has a fiduciary duty to the shareholders of the Funds to evaluate each company in which the Funds invest, in order to satisfy itself that the company meets certain management, financial and corporate governance standards. Park Avenue believes that each investment should reflect a sound economic decision that benefits the shareholders of the Funds; thus, as a guiding principle, in voting proxies Park Avenue seeks to maximize the shareholders’ economic interests. Accordingly, its policies and procedures are designed to ensure that Park Avenue votes proxies in the best interests of shareholders of the Funds, regardless of any relationship between Park Avenue, or any affiliate of Park Avenue, with the company soliciting the proxy. With limited exceptions, Park Avenue intends to vote all proxies solicited by issuers. PAIA shall generally vote in favor of routine corporate housekeeping proposals, including election of directors (absent material corporate governance issues), selection of auditors, and increases in or reclassification of common stock. For other proposals, PAIA shall determine whether a proposal is in the best interest of its client and consider factors including but not limited to the following:

●	Whether the proposal is recommended by management considering PAIA’s opinion of the quality of the incumbent management;

●	Whether the proposal acts to entrench existing management or conversely to protect competent management against inappropriate outside influence;

●	Whether the proposal fairly compensates management for past or future performance; and

●	Whether the proposal is consistent with industry standards and corporate governance best practices.

Proxy Voting Service

Park Avenue has retained the services of a proxy voting service provider (the “Proxy Voting Service Provider”), an independent proxy voting service, to act as its agent in voting proxies. It provides an electronic voting solution that helps manage meeting notification, voting, tracking, mailing, reporting, record maintenance and vote disclosure but does not provide research, advice or recommendations on proxy votes. The Proxy Voting Service Provider does maintain data driven proxy guidelines reflecting voting trends of top fund families whose goal is to maximize shareholder value. Based upon the voting trends, a shareholder value template is created reflecting the majority voting trends for each proposal type, based upon a certain set of rules to assist the portfolio manager. The portfolio manager or his designee will be responsible for proxy voting decisions. The Proxy Voting Service Provider will execute voting instructions based upon portfolio manager decisions. The Proxy Voting Service Provider retains copies of each proxy statement and maintains records of how each proposal was voted.

Conflicts of Interest

Sometimes a conflict of interest may arise in connection with the proxy voting process. For example, Park Avenue may have a material conflict of interest due to a significant business relationship with the company or a business relationship with a third party that has a material interest in the outcome of the vote, or a Park Avenue employee may have a personal conflict of interest due to a personal or familial relationship with someone at the company soliciting the proxy. Central to these proxy voting policies is Park Avenue’s philosophy that proxies should be voted only in the best interests of the shareholders of the Funds. Accordingly, these proxy voting policies are applied uniformly to avoid material conflicts of interest. Park Avenue has taken certain measures to prevent economic or political incentives on the part of fund management or other Park Avenue affiliated business units from influencing the outcome of a vote. Park Avenue has created an information barrier between fund management and other business units including affiliates that may have non-public or other sensitive information about a company, to prevent fund management from obtaining information that could have the potential to influence proxy voting decisions. If an occasion arises in which Park Avenue is unable to vote a proxy due to its own potential material conflict of interest between the issuer and Park Avenue or a Park Avenue affiliate or employee, the proxy proposal will be referred the Park Avenue Compliance Oversight Committee (hereafter, the “Oversight Committee”) to provide specific voting instructions. The Oversight Committee will provide voting instructions on the proposal after consulting with the portfolio manager and considering all factors it deems relevant. If the Oversight Committee believes a material conflict exists that cannot be resolved by the committee, it will refer the proposal to the relevant client or mutual fund board of trustees for guidance.

WELLINGTON MANAGEMENT COMPANY Wellington Management 2024 Global Proxy Voting Guidelines ………………………………………………………………………………………………………………………………………………………………………………………………………….………..…..…… WELLINGTON’S PHILOSOPHY Wellington Management is a long-term steward of our clients’ assets and aims to vote proxies for which we have voting authority in the best financial interest of clients. These guidelines are based on Wellington Management’s fiduciary obligation to act in the best financial interest of its clients as shareholders and while written to apply globally, we consider jurisdictional differences to make informed decisions. Enumerated below are issues specific to the Japanese market given we have formulated more detailed expectations of this region. It should be noted that the following are guidelines, not rigid rules, and Wellington Management reserves the right in all cases to deviate from the general direction set out below where doing so is in the best interest of its clients. OUR APPROACH TO STEWARDSHIP The goal of our stewardship activities is to support decisions that we believe will maximize investment returns for our clients over the long term. The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies mostly to public equities. Stewardship extends to any area that may affect the long-term sustainable financial return of an investment. Stewardship can be accomplished through research and constructive dialogue with company management and boards, by monitoring company behavior through informed active ownership, and by emphasizing management accountability for important issues via our proxy votes, which have long been part of Wellington’s investment ethos. Please refer to our Engagement Policy for more information on how engagement is conducted at Wellington. OUR APPROACH TO VOTING We vote proxies in what we consider to be the best financial interests of our clients. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s stewardship activities with regards to proxy voting and engagement practices. Generally, routine issues which can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such proposals on their merits and take voting action in a manner that best serves the financial interests of our clients. When forming our voting decisions, we may leverage sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Consistent with our community-ofboutiques model, portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Robust voting

2024 Global Proxy Voting Guidelines ……………………………………………………………………………………………………………………………………………………………………………..……………………………………………… ………………………………………………………………………………………………………………………………………………………………………………..…………………………………………… 2 As of December 2023 procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients. …………………………………………………………………………………………………………………………………………………………………………………………………………………..………… 1 We generally support shareholder proposals if we determine that their adoption would promote long-term shareholder value. In making this determination, we consider numerous factors, including but not limited to the anticipated benefits of the proposal to the company; whether the proposal addresses the general interests of the company’s shareholders and not just those of the shareholder proponents; whether the company is currently addressing the issue motivating the proposal or has engaged with the shareholder proponents; whether the company can implement the proposal effectively; and whether the proposal’s adoption would impose material costs on the company or result in unintended consequences. In addition, because proxy voting provides only limited means (i.e., voting ‘‘for’’ or ‘‘against’’) to express our views on a particular issue, we may support shareholder proposals in cases where we do not support every recommended action or where the proposal is accompanied by a supporting statement that we do not support so long as we are directionally aligned with the issue motivating the proposal. In these cases, we aim to engage directly with the company to clarify the nuanced view our vote represents. Please refer to our Global Proxy Policy and Procedures for further background on the process and governance of our voting approach. Detailed below are the principles which we consider when deciding how to vote. VOTING GUIDELINES BOARD COMPOSITION AND ROLE OF DIRECTORS Effective boards should act in shareholders’ best economic interests and possess the relevant skills to implement the company’s strategy. We consider shareholders’ ability to elect directors annually an important right and, accordingly, generally support proposals to enable annual director elections and declassify boards. We may withhold votes from directors for being unresponsive to shareholders or for failing to make progress on issues material to maximizing investment returns. We may also withhold votes from directors who fail to implement shareholder proposals that if adopted would promote long-term shareholder value and have received majority support or have implemented poison pills without shareholder approval. Time commitments We expect directors to have the time and energy to fully commit to their board-related responsibilities and not be over-stretched with an excessive number of external directorships. We may vote against directors when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own. We consider the roles of board chair and chair of the audit committee as equivalent to an additional board seat when evaluating the overboarding matrix for non-executives. We may take into consideration that certain directorships, such as Special Purpose Acquisition Companies (SPACs) and investment companies, are usually less demanding. Directors should also attend at least 75% of scheduled board meetings. If they fail to do so, we may vote against their re-election.

2024 Global Proxy Voting Guidelines ……………………………………………………………………………………………………………………………………………………………………………..……………………………………………… ………………………………………………………………………………………………………………………………………………………………………………..…………………………………………… 3 As of December 2023 Succession planning and board refreshment We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer-serving board members. Succession planning is a key topic during many of our board engagements. We expect companies to refresh their board membership every five years and may vote against the chair of the nominating committee for failure to implement. We believe a degree of director turnover allows companies to strengthen board diversity and add new skillsets to the board to enhance their oversight and adapt to evolving strategies. Boards should offer transparency around their process to evaluate director performance and independence, conducting a rigorous regular evaluation of the board, key committees as well as individual directors, which is responsive to shareholder input. We believe externally facilitated board evaluations may contribute to companies retaining an appropriate mix of skills, experience and diversity on their boards over time. In certain markets companies are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices. Board independence In our view, boards perform best when composed of an appropriate combination of executive and non-executive (in particular independent non-executive) directors to challenge and counsel management. To determine appropriate minimum levels of board independence, we look to prevailing market best practices; twothirds in the US, for example, and majority in the UK and France. In addition to the overall independence at the board level, we also consider the independence of audit, compensation, and nominating committees. Where independence falls short of our expectations, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for improved independence. We believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support proposals to separate the chair and CEO or establish a lead director but may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management. Board diversity We believe boards which reflect a wide range of perspectives are best positioned to create shareholder value. Appointing boards that thoughtfully debate company strategy and direction is not possible unless boards elect highly qualified and diverse directors. By setting a leadership example, boardrooms with a wide range of experiences, expertise, and perspectives encourage an organizational culture that promotes diverse thinkers, enabling better strategic decisions and the navigation of increasingly complex issues facing companies today. We think it is not in shareholders’ best interests for the full board to be comprised of directors who all share the same background, experience, and personal characteristics (e.g., gender, race, ethnicity, and age). We expect our portfolio companies to be thoughtful and intentional in considering the widest possible pool of skilled candidates who bring diverse perspectives into the boardroom. We encourage companies to disclose the composition and qualifications of their board and to communicate their ambitions and strategies for creating and fostering a diverse board. We reserve the right to vote against the re-election of the Nominating/Governance Committee Chair when the board is not meeting local market standards from a diversity perspective. We expect a minimum of 20% gender diversity at major indices such as the S&P

2024 Global Proxy Voting Guidelines ……………………………………………………………………………………………………………………………………………………………………………..……………………………………………… ………………………………………………………………………………………………………………………………………………………………………………..…………………………………………… 4 As of December 2023 500 and encourage boards to strive for 30% gender diversity. From 2025, we may vote against the re-election of the Nominating/Governance Committee Chair at major indices not meeting this 30% goal. Outside of the above major indices and absent a market-defined standard, we may vote against the reelection of the Nominating/Governance Committee Chair where no gender-diverse directors are represented on a board. We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair at US large cap and FTSE 100 companies that failed to appoint at least one director from a minority ethnic group and fail to provide clear and compelling reason for being unable to do so. We will continue to engage on diversity of the board in other markets and may vote against the re-election of directors where we fail to see improvements. Majority vote on election of directors Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of ‘‘withhold’’ votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy. Generally, we oppose proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements. Contested director elections We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best financial interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf. COMPENSATION Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high-caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders. Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients and the right to vote on compensation plans annually. In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location: Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for a strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter. Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s

2024 Global Proxy Voting Guidelines ……………………………………………………………………………………………………………………………………………………………………………..……………………………………………… ………………………………………………………………………………………………………………………………………………………………………………..…………………………………………… 5 As of December 2023 intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes. Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short-versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based on metrics that are objective, rigorous, and tied to shareholder value creation. Qualitative goals, including material environmental and social considerations material to financial performance, may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time. Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance and provide a cogent explanation to shareholders. We generally oppose onetime awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably. Approving equity incentive plans A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We will reconsider our support for a plan if we believe these factors, on balance, are not in the best financial interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciation rights (SARs) without prior shareholder approval, or automatic share replenishment (an ‘‘evergreen’’ feature). Employee stock purchase plans We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g., if only executives can participate) or plans that offer shares at a significant discount. Non-executive director compensation We expect companies to disclose non-executive director compensation and we prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in. Severance arrangements We are mindful of the board’s need for flexibility in recruitment and retention but will oppose excessively generous arrangements unless agreements encourage management to negotiate in shareholders’ best financial interest. We generally support proposals calling for shareholder ratification of severance arrangements. Retirement bonuses (Japan) Misaligned compensation which is based on tenure and seniority may compromise director independence. We generally vote against directors and statutory auditors if retirement bonuses are given to outgoing directors.

2024 Global Proxy Voting Guidelines ……………………………………………………………………………………………………………………………………………………………………………..……………………………………………… ………………………………………………………………………………………………………………………………………………………………………………..…………………………………………… 6 As of December 2023 Claw-back policies We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. We generally support shareholder proposals requesting that a company establish a robust claw-back provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of claw back policies. Audit quality and oversight Scrutiny of auditors, particularly audit quality and oversight, has been increasing. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits. SHAREHOLDER RIGHTS Shareholder rights plans Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote). Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares. Multiple voting rights We generally support one share, one vote structures. The growing practice of going public with a dual-class share structure can raise governance and performance concerns. In our view, dual-class shares can create misalignment between shareholders’ economic stake and their voting power and can grant control to a small number of insiders who may make decisions that are not in the interests of all shareholders. We generally prefer that companies dispense with dual-class share structures but we recognize that newly listed companies may benefit from a premium by building in some protection for founders for a limited time after their IPO. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within seven years of going public. We believe such sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes. Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years. Proxy access We believe shareholders should have the right to nominate director candidates on the management’s proxy card. We will generally support shareholder proposals seeking proxy access unless the existing policy is already in-line with market norms. Special meeting rights We believe the right to call a special meeting is an important shareholder right, and we will generally support such proposals to establish this right at companies that lack this facility. We will generally support a proposal lowering thresholds where the current

2024 Global Proxy Voting Guidelines ……………………………………………………………………………………………………………………………………………………………………………..……………………………………………… ………………………………………………………………………………………………………………………………………………………………………………..…………………………………………… 7 As of December 2023 level exceeds 15% and the proposal calls for a 10%+ threshold, taking into consideration the make-up of the existing shareholder base and the company’s general responsiveness to shareholders. If shareholders are granted the right to call special meetings, we generally do not support written consent. Virtual meetings Many companies established virtual-only shareholder meetings over the course of the recent Covid-19 pandemic. Virtual attendance allows investors to participate in more meetings and reduces the need for travel. We generally prefer shareholder meetings to take place in a hybrid format (virtual and in-person) where possible, allowing all shareholders, whether they attend in person or virtually, to ask questions. We expect companies hosting virtual-only shareholder meetings to provide a clear rationale underpinning their decision to do so, provide a live video stream of proceedings and offer transparency on how questions may be submitted and are selected for discussion. We may oppose amendments to articles of association permitting virtual-only meetings where we perceive shareholder rights to be at risk. We may also support relevant shareholder proposals requesting companies to facilitate the ability to attend in-person. CAPITAL STRUCTURE AND CAPITAL ALLOCATION Mergers and acquisitions We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best financial interest of our clients. Increases in authorized common stock We generally support requests for increases up to 100% of the shares with preemption rights. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers. ENVIRONMENTAL TOPICS We assess portfolio companies’ performance on environmental issues we deem to be material to long-term financial performance and communicate our expectations for best practice. Climate change As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and financial returns of client portfolios. Proxy voting is a key tool we use for managing climate-related investment risks, as part of our stewardship escalation process. We expect companies facing material climate risks to have credible transition plans communicated using the recommendations of the Task Force on Climate-Related Financial Disclosures (TCFD). Appropriate reporting on climate readiness will help stakeholders understand those companies’ willingness and ability to adapt to or mitigate material climate-related risks. In addition to the voting policies specifically mentioned, we may also vote against directors at companies facing material climate risks where climate plans and disclosures meaningfully lag our expectations for those companies. Emissions disclosure We generally encourage all companies to disclose Scope 1, 2, and 3 emissions. While we recognize the challenges associated with collecting Scope 3 emissions data, this disclosure is necessary for us to fully understand the transition risks applicable to an issuer.

2024 Global Proxy Voting Guidelines ……………………………………………………………………………………………………………………………………………………………………………..……………………………………………… ………………………………………………………………………………………………………………………………………………………………………………..…………………………………………… 8 As of December 2023 Disclosure of both overall categories of Scope 3 emissions -- upstream and downstream -- with context and granularity from companies about the most significant Scope 3 sources enhances our ability to evaluate investment risks and opportunities. We generally encourage companies to adopt emerging global standards for measurement and disclosure of emissions such as those being developed by the International Sustainability Standards Board (ISSB) and believe companies will benefit from acting now and consequently evolving their approach in line with emerging global standards. We view disclosure of Scope 1 and 2 emissions as a minimum expectation where measurement practices are welldefined and attainable. We will generally vote against the re-election of the Chair of MSCI World companies and large cap companies in Emerging Markets which do not disclose Scope 1 and 2 emissions, have not made a commitment to do so in the next year and where emissions intensity is material to financial performance. Net-zero targets As an outcome of enterprise risk management and strategic planning to reduce the potential negative financial impacts of climate change on shareholder value, we encourage companies to set a credible, science-based decarbonization glidepath, with an interim and long- term target, that comprises all categories of material emissions and is consistent with the ambition to achieve net zero emissions by 2050 or sooner. For certain high-emitting companies we reserve the right to vote against the company chair where quantitative emission reduction targets have not been defined. We consider it to be best practice for companies to pursue validation from the Science Based Targets initiative (SBTi). We generally support shareholder proposals asking companies facing material climate risks for improved disclosure on climate risk management and we generally support those that request alignment of business strategies with the Paris Agreement or similar language. Biodiversity Many companies are dependent on natural capital and biodiversity as key inputs either through direct resource extraction or their supply chain. Business activities may also impact the capacity of nature to provide social and economic functions. We recognize that biodiversity impact and loss can be challenging to quantify and measure, but we believe companies should assess environmental inputs and outputs. We encourage companies to report on financially material impacts and dependencies on natural capital relevant to their business. Other environmental shareholder proposals For other environmental proposals covering themes including biodiversity, natural capital, deforestation, water usage, (plastic) packaging as well as palm oil, we take a case-by-case approach and will generally support proposals calling for companies to provide disclosure where this is additive to the company’s existing efforts, the proposed information pertains to a material financial impact and in our view is of economic benefit to investors. SOCIAL TOPICS Corporate culture, human capital, and diversity, equity, & inclusion Through engagement we emphasize to management the importance of how they invest in and cultivate their human capital to perpetuate a strong culture. We assess culture holistically from an alignment of management incentives, responsiveness to employee feedback, evidence of an equitable and sound talent management strategy and commitment to diversity, equity, and inclusion practices that promote shareholder value. We value transparency and use of key performance indicators. A well-articulated culture statement and talent attraction, retention and development strategy suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee

2024 Global Proxy Voting Guidelines ……………………………………………………………………………………………………………………………………………………………………………..……………………………………………… ………………………………………………………………………………………………………………………………………………………………………………..…………………………………………… 9 As of December 2023 engagement surveys, we look for leadership to disclose the results ---- both positive and negative ---- so we can monitor patterns and assess whether they are implementing changes based on the feedback they receive. We consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities. We maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. One ongoing engagement issue that pertains to human capital management is diversity, equity, and inclusion (DEI). We see DEI practices as a material input to long-term financial performance, so as our clients’ fiduciaries, we seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. This is significantly aided when there is consistent, robust disclosure in place. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable DEI strategy that seeks to improve shareholder value over time and align management incentives accordingly. To that end, we expect companies in the US to publicly disclose their EEO-1 reporting and all companies to disclose their DEI strategy Gender and racial pay equity are important parts of our assessment of a company’s diversity efforts. Pay inequity can impact shareholder value by exposing a company to challenges with recruiting & retaining talent, job dissatisfaction, workforce turnover, and costly lawsuits. Consequently, we may support proposals asking for improved transparency on a company’s gender and/or racial pay gap if existing disclosures are lagging best practice and if the company has not articulated its efforts to promote equal opportunities to advance to senior roles. We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. See the Board Diversity section above for more on our approach. Stakeholders and risk management In recent years, discourse on opioids, firearms, and sexual harassment has brought the potential for social externalities ----the negative effects that companies can have on society through their products, cultures, or policies ---- into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities. We encourage companies facing these risks to disclose related risk management strategies. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management. Human rights Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. To help us assess company practices and drive more substantive engagement with companies on this issue, we will generally support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business. Cybersecurity Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.

2024 Global Proxy Voting Guidelines ……………………………………………………………………………………………………………………………………………………………………………..……………………………………………… ………………………………………………………………………………………………………………………………………………………………………………..…………………………………………… 10 As of December 2023 Political contributions and lobbying We generally support shareholder proposals asking for enhanced disclosure and board oversight of a company’s political and lobbying activities where existing disclosure and board oversight are inadequate. This is because sufficient disclosure and board oversight are necessary to evaluate whether and ensure that these activities align with the company’s stated strategy and promote shareholder value. JAPAN-SPECIFIC TOPICS Capital allocation We hold board chairs accountable for persistently low returns on equity (ROE) in Japan, using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place, and we feel they should not be punished for the past CEO/Chair’s record. Cross-shareholdings Cross-shareholdings reduce management accountability by creating a cushion of cross-over investor support. We may vote against the highest-ranking director up for re-election for companies where management has allocated a significant portion (20% or more) of net assets to cross-shareholdings. When considering this issue, we will take into account a company’s trajectory in reducing cross-shareholdings over time as well as legitimate business reasons given to retain specific shareholdings. Board diversity We look for boards on the Japanese Prime Market to have a minimum 10% gender diversity, not inclusive of statutory auditors. For companies on the Non-Prime Market, we will also look for boards to have a minimum 10% gender diversity, inclusive of statutory auditors as applicable. We may vote against the chair of the board (or CEO in the absence of a board chair) where the board fails to meet this level. We expect to be able to support directors where a credible plan has been adopted to increase gender diversity ahead of the next meeting. Board independence We reserve the right to vote against the chair of the board or the most senior executive up for election at Japanese companies if the board of directors fails to meet the following independence expectations: • For companies on the Prime Market without a controlling shareholder, we expect the board to be comprised of at least one-third independent directors. • For companies on the Prime Market with a controlling shareholder, we expect the board to be majority independent. • For companies on the Non-Prime Market with a controlling shareholder, we expect the board to be comprised of at least one-third independent directors. • For companies on the Non-Prime Market without a controlling shareholder and a two-tiered board, we expect combined one-third independence of the board of directors and the board of statutory auditors, and at least two independent outside directors. - For companies on the Non-Prime Market without a controlling shareholder and a one-tiered board (with either one or three committees), we expect one-third independence. We continue to require a majority of the board of statutory auditors to be independent, regardless of the market segments. We further encourage Japanese companies to establish nomination/compensation committees, and to clearly describe the role of the board chair in terms of setting the board agenda and driving accountability.

2024 Global Proxy Voting Guidelines ……………………………………………………………………………………………………………………………………………………………………………..……………………………………………… ………………………………………………………………………………………………………………………………………………………………………………..…………………………………………… 11 As of December 2023 Important Information Wellington Management Company LLP (WMC) is an independently owned investment adviser registered with the US Securities and Exchange Commission (SEC). WMC is also registered with the US Commodity Futures Trading Commission (CFTC) as a commodity trading advisor (CTA) and serves as a CTA to certain clients including commodity pools operated by registered commodity pool operators. WMC provides commodity trading advice to all other clients in reliance on exemptions from CTA registration. WMC, along with its affiliates (collectively, Wellington Management), provides investment management and investment advisory services to institutions around the world. Located in Boston, Massachusetts, Wellington Management also has offices in Chicago, Illinois; Radnor, Pennsylvania; San Francisco, California; Frankfurt; Hong Kong; London; Luxembourg; Madrid, Milan; Shanghai; Singapore; Sydney; Tokyo; Toronto; and Zurich. This material is prepared for, and authorized for internal use by, designated institutional and professional investors and their consultants or for such other use as may be authorized by Wellington Management. This material and/or its contents are current at the time of writing and may not be reproduced or distributed in whole or in part, for any purpose, without the express written consent of Wellington Management. This material is not intended to constitute investment advice or an offer to sell, or the solicitation of an offer to purchase shares or other securities. Investors should always obtain and read an up-to-date investment services description or prospectus before deciding whether to appoint an investment manager or to invest in a fund. Any views expressed herein are those of the author(s), are based on available information, and are subject to change without notice. Individual portfolio management teams may hold different views and may make different investment decisions for different clients. ©2022 Wellington Management Company LLP. All rights reserved.

‐ 1 ‐ 1053916 MASSACHUSETTS FINANCIAL SERVICES COMPANY SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES January 1, 2025 At MFS Investment Management, our core purpose is to create value responsibly. In serving the long-term economic interests of our clients, we rely on deep fundamental research, risk awareness, engagement, and effective stewardship to generate long-term risk-adjusted returns for our clients. A core component of this approach is our proxy voting activity. We believe that robust ownership practices can help protect and enhance long-term shareholder value. Such ownership practices include diligently exercising our voting rights as well as engaging with our issuers on a variety of proxy voting topics. We recognize that environmental, social and governance (“ESG”) issues may impact the long-term value of an investment, and, therefore, we consider ESG issues in light of our fiduciary obligation to vote proxies in what we believe to be in the best long- term economic interest of our clients. MFS Investment Management and its subsidiaries that perform discretionary investment activities (collectively, “MFS”) have adopted proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has been delegated the power to vote proxies on behalf of such clients. These clients include pooled investment vehicles sponsored by MFS (an “MFS Fund” or collectively, the “MFS Funds”). Our approach to proxy voting is guided by the overall principle that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of our clients for which we have been delegated with the authority to vote on their behalf, and not in the interests of any other party, including company management or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships. The Proxy Voting Policies and Procedures include voting guidelines that govern how MFS generally will vote on specific matters as well as how we monitor potential material conflicts of interest on the part of MFS that could arise in connection with the voting of proxies on behalf of MFS’ clients. The following is a summary of MFS’ Proxy Voting Policies and Procedures and does not contain these voting guidelines. The MFS Proxy Voting Policies and Procedures (which includes the proxy voting guidelines) are available on www.mfs.com. Our approach to proxy voting is guided by the following additional principles: 1. Consistency in application of the policy across multiple client portfolios: While MFS generally seeks a single vote position on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. For example, we may vote differently for a client portfolio if we have received explicit voting instructions to vote differently from such client for its own account. Likewise, MFS may vote differently if the portfolio management

‐ 2 ‐ 1053916 team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account. 2. Consistency in application of policy across shareholder meetings in most instances: As a general matter, MFS seeks to vote consistently on similar proxy proposals across all shareholder meetings. However, as many proxy proposals (e.g., mergers, acquisitions, and shareholder proposals) are analyzed on a case-by-case basis in light of the relevant facts and circumstances of the issuer and proposal MFS may vote similar proposals differently at different shareholder meetings. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. 3. Consideration of company specific context and informed by engagement: As noted above MFS will seek to consider a company’s specific context in determining its voting decision. Where there are significant, complex or unusual voting items we may seek to engage with a company before making the vote to further inform our decision. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management is warranted to reflect our concerns and encourage change in the best long-term economic interests of our clients for which MFS has been delegated with the authority to vote on their behalf. 4. Clear decisions to best support issuer processes and decision making: To best support improved issuer decision making we strive to generally provide clear decisions by voting either For or Against each item. We may however vote to Abstain in certain situations if we believe a vote either For or Against may produce a result not in the best long-term economic interests of our clients. 5. Transparency in approach and implementation: In addition to the publication of the MFS Proxy Voting Policies and Procedures on our website, we are open to communicating our vote intention with companies, including ahead of the annual meeting. We may do this proactively where we wish to make our view or corresponding rationale clearly known to the company. Our voting data is reported to clients upon request and publicly on a quarterly and annual basis on our website (under Proxy Voting Records & Reports). For more information about reporting on our proxy voting activities, please refer to the “Reports” section below. GOVERNANCE OF PROXY VOTING ACTIVITIES From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.

‐ 3 ‐ 1053916 1. MFS Proxy Voting Committee The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee: a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable; b. Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); c. Considers special proxy issues as they may arise from time to time; and d. Determines engagement priorities and strategies with respect to MFS' proxy voting activities The day-to-day application of the MFS Proxy Voting Policies and Procedures are conducted by the MFS Stewardship Team led by MFS’ Director of Global Stewardship. The Stewardship Team are members of MFS’ investment team. 2. Potential Conflicts of Interest These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see below) and shall ultimately vote the relevant ballot items in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our

‐ 4 ‐ 1053916 investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all votes are cast in the best long-term economic interest of its clients.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee. In cases where ballots are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS identifies and evaluates a potentially concerning executive compensation issue in relation to an advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst for proposals relating to a merger, an acquisition, a sale of company assets or other similar transactions (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures: a. Compare the name of the issuer of such ballot or the name of the shareholder (if identified in the proxy materials) making such proposal against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”); b. If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee; c. If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS' Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and 1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).

‐ 5 ‐ 1053916 d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer. The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate. For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (c) above regardless of whether the portfolio company appears on our Significant Distributor and Client List. In doing so, the MFS Proxy Voting Committee will adhere to such procedures for all Non-Standard Votes at the company’s shareholder meeting at which the director nominee is standing for election. If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law. Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.2 2 MFS Fund Distributors, Inc. (“MFD”), the principal underwriter of each series of the MFS Active Exchange Traded Funds Trust (each series, an “MFS Active ETF” and collectively, the “MFS Active ETFs”), has been appointed by each authorized participant with authority to vote such participant’s shares of each MFS Active ETF on

‐ 6 ‐ 1053916 3. Review of Policy The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. The MFS Proxy Voting Policies and Procedures are reviewed by the Proxy Voting Committee annually. From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment. OTHER ADMINISTRATIVE MATTERS & USE OF PROXY ADVISORY FIRMS 1. Use of Proxy Advisory Firms MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”). The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are inputted into the Proxy Administrator’s system by an MFS holdings data-feed. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator and/or MFS may contact the client’s custodian any matter submitted to a vote of the shareholders of the MFS Active ETF. If an MFS Active ETF submits a matter to a shareholder vote, MFD will vote (or abstain from voting) an authorized participant’s shares in the same proportion as the other shareholders of the MFS Active ETF. If there are no other shareholders in the MFS Active ETF, MFS will vote in what MFS believes to be in the MFS Active ETF’s best interest. In addition, in the event MFS or an MFS subsidiary hold shares of an MFS Fund (including an MFS Active ETF) as seed money and the MFS Fund submits a matter to a shareholder vote, MFS or the MFS subsidiary, as the case may be, will vote (or abstain from voting) its shares in the same proportion as the other shareholders of the MFS Fund. If there are no other shareholders in the MFS Fund, MFS or the MFS subsidiary, as the case may be, will vote in what MFS believes to be in the MFS Fund’s best interest.

‐ 7 ‐ 1053916 requesting the reason as to why a ballot has not been received. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee. MFS also receives research reports and vote recommendations from proxy advisory firms. These reports are only one input among many in our voting analysis, which includes other sources of information such as proxy materials, company engagement discussions, other third-party research and data. MFS has due diligence procedures in place to help ensure that the research we receive from our proxy advisory firms is materially accurate and that we address any material conflicts of interest involving these proxy advisory firms. This due diligence includes an analysis of the adequacy and quality of the advisory firm staff, its conflict of interest policies and procedures and independent audit reports. We also review the proxy policies, methodologies and peer-group-composition methodology of our proxy advisory firms at least annually. Additionally, we also receive reports from our proxy advisory firms regarding any violations or changes to conflict of interest procedures. 2. Analyzing and Voting Proxies Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS' prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer's proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration, or (iii) circumstances in which a company is not in compliance with local governance or compensation best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

‐ 8 ‐ 1053916 For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), MFS’ Stewardship Team will seek a recommendation from the MFS investment analyst that is responsible for analyzing the company and/or portfolio managers that holds the security in their portfolio. For certain other votes that require a case-by-case analysis per these policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the Stewardship Team will likewise consult with MFS investment analysts and/or portfolio managers.3 However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all ballots are voted. As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients. For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date. 3. Securities Lending From time to time, certain MFS Funds may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates 3 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

‐ 9 ‐ 1053916 to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a nonU.S. security whereas MFS shares are on loan and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares. 4. Potential impediments to voting In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock. From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions. In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a bestefforts basis in the context of the guidelines described above. ENGAGEMENT

‐ 10 ‐ 1053916 As part of its approach to stewardship MFS engages with companies in which it invests on a range of priority issues. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients. MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders specifically regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. This may be to discuss and build our understanding of a certain proposal, or to provide further context to the company on our vote decision. A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or Stewardship Team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please contact proxyteam@mfs.com. RECORDS RETENTION MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee and other MFS employees. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law. REPORTS U.S. Registered MFS Funds MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote

‐ 11 ‐ 1053916 in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable. Other MFS Clients MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures. Firm-wide Voting Records MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis. Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regard to environmental, social or governance issues.

1 July 1, 2024 Putnam Investments Proxy Voting Procedures Introduction and Summary Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law. Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits. This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts include the Putnam Mutual Funds1 and Putnam Exchange-Traded Funds, US and international institutional accounts and funds managed or sub-advised by The Putnam Advisory Company, LLC, Putnam Investments Limited and Putnam Fiduciary Trust Company, LLC. In addition, the policies include US mutual funds and other accounts sub-advised by Putnam Investment Management, LLC.2 1 Effective January 27, 2023, the Board of Trustees of the Putnam Mutual Funds delegated proxy voting authority to Putnam Investment Management, LLC, the investment manager to the Putnam Mutual Funds. 2 The Putnam Proxy Voting Procedures and Guidelines will apply also to certain funds and institutional and other accounts managed by Franklin Advisers, Inc. (“FAV”) but formerly managed or sub-advised by one of the Putnam adviser entities identified above, pursuant to sub-advisory agreements in effect from time to time between FAV and the relevant Putnam entity(ies).

2 Proxy Committee Putnam has a Proxy Committee composed of senior professionals, including from the Putnam Equity investment team and the Putnam Equity Sustainability Strategy group. The Chief Investment Officer of Putnam Equity appoints the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee: 1. Reviews these procedures and the Proxy Voting Guidelines annually and approves any amendments considered to be advisable. 2. Considers special proxy issues as they may from time to time arise. 3. Must approve all vote overrides recommended by investment professionals. Proxy Voting Administration The Putnam Sustainability Strategy group administers Putnam’s proxy voting through a Proxy Voting Team. The Proxy Voting Team has the following duties: 1. Annually prepares the Proxy Voting Guidelines and distributes them to the Proxy Committee for review. 2. Coordinates the Proxy Committee’s review of any new or unusual proxy issues and serves as Secretary thereto. 3. Manages the process of referring issues to portfolio managers for voting instructions. 4. Oversees the work of any third-party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services (ISS) to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients. 5. Coordinates responses to investment professionals’ questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam. 6. Implements the exception process with respect to referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team within

3 Franklin Templeton Investment Solutions described in more detail in the Proxy Referral section below. 7. Maintains required records of proxy votes on behalf of the appropriate Putnam client accounts. 8. Prepares and distributes reports required by Putnam clients. Proxy Voting Guidelines Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A. In light of our views on the importance of issuer governance and investor engagement, which we believe are applicable across our various strategies and clients, regardless of a specific portfolio’s investment objective, Putnam will vote all proxies in accordance with the Guidelines, subject to two exceptions as follows: 1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in the clients’ best interests, they may request the Proxy Voting Team not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Voting Team will review any such request with the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee acting on the Proxy Committee’s behalf) prior to implementing the request. 2. Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department. Other 1. Putnam may elect not to vote when the security is no longer held. 2. Putnam will abstain on items that require case-by-case review when a vote recommendation from the appropriate investment professional(s) cannot be obtained due to restrictive voting deadlines or other prohibitive operational or administrative requirements. 3. Where securities held in Putnam client accounts, including the Putnam mutual funds, have been loaned to third parties in connection with a securities lending

4 program administered by Putnam (through securities lending agents overseen by Putnam), Putnam has instructed lending agents to recall U.S. securities on loan to vote proxies, in accordance with Putnam’s securities lending procedures. Due to differences in non-U.S. markets, Putnam does not currently seek to recall non-U.S. securities on loan. In addition, where Putnam does not administer a client’s securities lending program, this recall policy does not apply, since Putnam generally does not have information on loan details or authority to effect recalls in those cases. It is possible that, for impracticability or other reasons, a recalled security may not be returned to the relevant custodian in time to allow Putnam to vote the relevant proxy. 4. Putnam will make its reasonable best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility, such as custodial proxy voting services, in part or whole, not available or not established by a client, or custodial error. Proxy Voting Referrals Under the Guidelines, certain proxy matters will be referred to Portfolio Managers. The Portfolio Manager receiving the referral request may delegate the vote decision to an appropriate Analyst from among a list of eligible analysts (such list to be approved by the Chief Investment Officer of the Putnam Equity group and the Director of Equity Research for the Putnam Equity group). The Analyst will be required to make the affirmation and disclosures identified in (3) below. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies through the Proxy Referral Administration Database. The referral request contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Franklin Templeton employee outside Putnam Equity or with any person other than a proxy solicitor acting in the normal course of proxy solicitation, and (3) a field for portfolio managers to affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to Compliance any potential conflicts of interest relevant to their vote recommendation. Putnam may vote any referred items on securities held solely in accounts managed by the GAA team within Franklin Templeton Investment Solutions (and not held by any other investment product team) in accordance with the recommendation of Putnam’s third-party proxy voting service provider. The Proxy Voting Team will first give the relevant portfolio manager(s) on the GAA team the opportunity to review the referred items and vote on them. If the portfolio manager(s) on the GAA team do not decide to make any active voting decision on any of the referred items, the items will be voted in accordance with the service provider’s recommendation. If the security is also held by other

5 investment teams at Putnam Equity, the items will be referred to the largest holder who is not a member of the GAA team. The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will complete the referral request. Upon receiving each completed referral request from the applicable Portfolio Manager or Analyst, the Proxy Voting Team will review the completed request for accuracy and completeness, and will follow up with investment personnel as appropriate. Conflicts of Interest A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts, the following procedures have been adopted: 1. The Proxy Committee is composed of senior professionals, including Portfolio Managers in Putnam Equity and the Putnam Equity Sustainability Strategy group. None of these individuals or groups reports to Franklin Templeton’s marketing businesses. 2. No Franklin Templeton employee outside Putnam Equity may contact any portfolio manager about any proxy vote without first contacting the Proxy Voting Team or a senior lawyer in the Legal and Compliance Department. There is no prohibition on employees seeking to communicate investment-related information to investment professionals except for Putnam’s restrictions on dissemination of material, non-public information. However, the Proxy Voting Team will coordinate the delivery of such information to investment professionals to avoid appearances of conflict. 3. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms and must affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to the Proxy Voting Team any potential conflicts of interest relevant to their vote recommendation. 4. The Proxy Voting Team will review the name of the issuer of each proxy that contains a referral item against various sources of Putnam business relationships maintained by the Legal and Compliance Department or Client Service for potential material business relationships (i.e., conflicts of interest). For referrals, the Proxy Voting Team will complete the Proxy Voting Conflict of Interest Disclosure Form (attached as Exhibit B and C) via the Proxy Referral Administration Database and will prepare a quarterly report for the Putnam Chief Compliance Officer identifying all completed Conflict of Interest Disclosure forms.

6 5. Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation from a member of the Investment Division and concurrence of the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee on the Proxy Committee’s behalf). Recordkeeping The Putnam Equity Sustainability Strategy Group will retain copies of the following books and records: 1. A copy of the Proxy Voting Procedures and Guidelines as are from time to time in effect; 2. A copy of each proxy statement received with respect to securities in client accounts; 3. Records of each vote cast for each client; 4. Internal documents generated in connection with a proxy referral, such as emails, memoranda, etc. 5. Written reports to clients on proxy voting and all client requests for information and Putnam’s response. All records will be maintained for seven years. A proxy vendor may on Putnam’s behalf maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

Boston Partners One Beacon Street, 30th Floor Boston, MA 02108—www.boston-partners.com BOSTON PARTNERS GLOBAL INVESTORS, INC. Proxy Voting Policies and Procedures Feb1ruary 2023

PROXY VOTING POLICIES AND PROCEDURES Boston Partners Global Investors, Inc. (“Boston Partners”) is an investment adviser comprised of two divisions, Boston Partners and Weiss, Peck & Greer Partners (“WPG”). Boston Partners’ Governance Committee (the “Committee”) is comprised of representatives from portfolio management, securities analyst, portfolio research, quantitative research, investor relations, sustainability and engagement, and legal/compliance teams. The Committee is responsible for administering and overseeing Boston Partners’ proxy voting process. The Committee makes decisions on proxy policy, establishes formal Boston Partners’ Proxy Voting Policies (the “Proxy Voting Policies”) and updates the Proxy Voting Policies as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, delegates certain functions to internal departments and/or engages third-party vendors to assist in the proxy voting process. Finally, members of the Committee are responsible for evaluating and resolving conflicts of interest relating to Boston Partners’ proxy voting process. To assist Boston Partners in carrying out our responsibilities with respect to proxy activities, Boston Partners has engaged Institutional Shareholder Services Inc. (“ISS”), a third-party corporate governance research service, which is registered as an investment adviser. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with Boston Partners’ Proxy Voting Policies. ISS assists Boston Partners with voting execution through an electronic vote management system that allows ISS to pre-populate and automatically submit votes in accordance with Boston Partners’ Proxy Voting Policies. While Boston Partners may consider ISS’s recommendations on proxy issues, Boston Partners bears ultimate responsibility for proxy voting decisions and can change votes via ISS’ electronic voting platform at any time before a meeting’s cut-off date. ISS also provides recordkeeping and vote-reporting services. How Boston Partners Votes For those clients who delegate proxy voting authority to Boston Partners, Boston Partners has full discretion over votes cast on behalf of clients. All proxy votes on behalf of clients are voted the same way; however, Boston Partners may refrain from voting proxies for certain clients in certain markets. These arrangements are outlined in respective client investment management agreements. Boston Partners may also refrain from voting proxies on behalf of clients when shares are out on loan; when share blocking is required to vote; where it is not possible to vote shares; where there are legal or operational difficulties; where Boston Partners believes the administrative burden and/ or associated cost exceeds the expected benefit to a client; or where not voting or abstaining produces the desired outcome. Boston Partners meets with ISS at least annually to review ISS policy changes, themes, methodology, and to review the Proxy Voting Policies. The information is taken to the Committee to discuss and decide what changes, if any, need to be made to the Proxy Voting Policies for the upcoming year. The Proxy Voting Policies provide standard positions on likely issues for the upcoming proxy season. In determining how proxies should be voted, including those proxies the Proxy Voting Policies do not address or where the Proxy Voting Policies’ application is ambiguous, Boston Partners primarily focuses on maximizing the economic value of its clients’ investments. This is accomplished through engagements with Boston Partners’ analysts and issuers, as well as independent research conducted by Boston Partners’ Sustainability and Engagement Team. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is Boston Partners’ objective to support shareholder proposals that it believes promote good corporate citizenship. If Boston Partners believes that any research provided by ISS or other sources is incorrect, that research is ignored in the proxy voting decision, which is escalated to the Committee so that all relevant facts can be discussed, and a final vote determination can be made. Boston Partners is alerted to proposals that may require more detailed analysis via daily system generated refer notification emails. These emails prompt the Committee Secretary to call a Committee meeting to discuss the items in question. Although Boston Partners has instructed ISS to vote in accordance with the Proxy Voting Policies, Boston Partners retains the right to deviate from the Proxy Voting Policies if, in its estimation, doing so would be in the best interest of clients. Conflicts Boston Partners believes clients are sufficiently insulated from any actual or perceived conflicts Boston Partners may encounter between its interests and those of its clients because Boston Partners votes proxies based on the predetermined Proxy Voting Policies. However, as noted, Boston Partners may deviate from the Proxy Voting Policies in certain circumstances, or the Proxy Voting Policies may not address certain proxy voting proposals. If a member of Boston Partners’ research or portfolio management team recommends that Boston Partners vote a particular proxy proposal in a manner inconsistent with the Proxy Voting Policies or if the Proxy Voting

Policies do not address a particular proposal, Boston Partners will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of Boston Partners’ clients. These procedures require the individual requesting a deviation from the Proxy Voting Policies to complete a Conflicts Questionnaire (the “Questionnaire”) along with written documentation of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, Boston Partners will vote in accordance with client instructions, seek the recommendation of an independent third-party or resolve the conflict in such other manner as Boston Partners believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients. Oversight Meetings and upcoming votes are reviewed by the Committee Secretary with a focus on votes against management. Votes on behalf of Boston Partners’ clients are reviewed and compared against ISS’ recommendations. When auditing vote instructions, which Boston Partners does at least annually, ballots voted for a specified period are requested from ISS, and a sample of those meetings are reviewed by Boston Partners’ Operations Team. The information is then forwarded to compliance/ the Committee Secretary for review. Any perceived exceptions are reviewed with ISS and an analysis of what the potential vote impact would have been is conducted. ISS’ most recent SOC-1 indicates they have their own control and audit personnel and procedures, and a sample of ballots are randomly selected on a quarterly basis. ISS compares ballots to applicable vote instructions recorded in their database. Due diligence meetings with ISS are conducted periodically. Disclosures A copy of Boston Partners’ Proxy Voting Policies and Procedures, as updated from time to time, as well as information regarding the voting of securities for a client account are available upon request from your Boston Partners relationship manager. A copy of Boston Partners’ Proxy Voting Policies and Procedures are also available at https://www.boston-partners.com/. For general inquires, contact (617) 832-8149.

AllianceBernstein®

August 2024

Proxy Voting and Governance Policy

Proxy Voting and Governance Policy 1 August 2024 Proxy Voting and Governance Policy

Table of Contents 1. Introduction .......................................................................................................................................................................................1 2. Research Underpins Decision Making ............................................................................................................................................1 Research Services ..............................................................................................................................................................................1 Engagement........................................................................................................................................................................................1 3. Proxy Voting Guidelines...................................................................................................................................................................2 Shareholder Proposal Assessment Framework ..................................................................................................................................2 Escalation Strategies...........................................................................................................................................................................2 3.1. Board and Director Proposals ......................................................................................................................................................2 3.2. Compensation Proposals .............................................................................................................................................................5 3.3. Capital Changes and Anti-Takeover Proposals............................................................................................................................7 3.4. Auditor Proposals .........................................................................................................................................................................9 3.5. Shareholder Access and Voting Proposals ..................................................................................................................................9 3.6. Environmental, Social and Disclosure Proposals .......................................................................................................................11 4. Conflicts of Interest.........................................................................................................................................................................13 4.1. Introduction ................................................................................................................................................................................13 4.2. Adherence to Stated Proxy Voting Policies ................................................................................................................................14 4.3. Disclosure of Conflicts................................................................................................................................................................14 4.4. Potential Conflicts.......................................................................................................................................................................14 4.5. Determine Existence of Conflict of Interest ................................................................................................................................14 4.6. Review of Third-Party Proxy Service Vendors ...........................................................................................................................14 4.7. Confidential Voting .....................................................................................................................................................................15 4.8. A Note Regarding AB’s Structure...............................................................................................................................................15 5. Voting Transparency.......................................................................................................................................................................15 6. Record keeping ...............................................................................................................................................................................15 6.1. Proxy Voting and Governance Team Policy...............................................................................................................................15 6.2. Proxy Statements Received Regarding Clients Securities .........................................................................................................15 6.3. Records of Votes Cast on Behalf of Clients ...............................................................................................................................15 6.4. Pre-Disclosure of Vote Intentions on Select Proposals ..............................................................................................................15 6.5. Records of Clients Requests for Proxy Voting Information.........................................................................................................15 6.6. Documents Prepared by AB that Are Material to Voting Decisions ............................................................................................16 7. Proxy Voting Procedures ...............................................................................................................................................................16 7.1. Voting Administration .................................................................................................................................................................16 7.2. Share Blocking and Abstaining from Voting Client Securities ....................................................................................................16 7.3. Loaned Securities.......................................................................................................................................................................16 Proxy Voting Guideline Summary.........................................................................................................................................................17 Proxy Voting Conflict of Interest Form.................................................................................................................................................21

Proxy Voting and Governance Policy 1 1. Introduction AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value. AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, "proxies"), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients' investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client (“Governing Agreements”). This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Voting and Governance team”), in order to ensure that this Policy and its procedures are implemented consistently.1 To be effective stewards of our client’s investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outline our approach to Responsibility, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency, and disclosure, and encourage corporate action on material environmental, social and governance (“ESG”) and climate issues. This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations. 1 Please note that while this Policy is intended to be applied globally, in certain jurisdictions in which we operate, a limited number of votes may vary due to local rules and regulations. 2. Research Underpins Decision Making As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals. In turn, our votes on some proposals may vary by issuer, while maintaining the goal of maximizing the value of the securities in client portfolios. We sometimes manage accounts where proxy voting is directed by clients or newly acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy. Where we have agreed to vote proxies on behalf of our clients, we have an obligation to vote proxies in a timely manner and we apply the principles in this Policy to our proxy decisions. To the extent there are any inconsistencies between this Policy and a client’s Governing Agreements, the Governing Agreements shall supersede this Policy Research Services We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis at different levels. This research includes proxy voting recommendations distributed by ISS and Glass Lewis. All our investment professionals can access these materials via the members of the Responsibility team and/or the Committee. ISS and Glass Lewis’s research services serve as supplementary data sources in addition to the company filings and reports. AB considers additional disclosures provided by issuers into its vote decisions, if we are notified of such updates by the companies themselves, or by one of the proxy research services we subscribe to, ahead of the vote cutoff date. Engagement In evaluating proxy issues and determining our votes, we welcome and seek perspectives of various parties. Internally, Proxy Voting and Governance team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers who manage accounts in which a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change that we believe will drive shareholder value. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and members of Responsibility team, who offer a more holistic view of ESG and climate practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting and Governance Policy 2 3. Proxy Voting Guidelines Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be guided by what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with a company’s board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from these guidelines if we believe that deviating from our stated Policy is necessary to help maximize long-term shareholder value or as otherwise warranted by the specific facts and circumstances of an investment. In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests. Shareholder Proposal Assessment Framework AB’s commitment to maximize the long-term value of clients’ portfolios drives how we analyze shareholder proposals (each an “SHP”). We believe ESG and climate considerations are important elements that help improve the accuracy of our valuation of companies. We think it is in our clients’ best interests to incorporate a more comprehensive set of risks and opportunities, such as ESG and climate issues, from a long-term shareholder value perspective. Rather than opting to automatically support all shareholder proposals that mention an ESG or climate issue, we evaluate whether or not each shareholder proposal promotes genuine improvement in the way a company addresses an ESG or climate issue, thereby enhancing shareholder value for our clients in managing a more comprehensive set of risks and opportunities for the company’s business. The evaluation of a proposal that addresses an ESG or climate issue will consider (among other things) the following core factors, as necessary: • Materiality of the mentioned ESG or climate issue for the company’s business • The company’s current practice, policy, and framework • Prescriptiveness of the proposal—does the shareholder demand unreasonably restrict management from conducting its business? • Context of the shareholder proposal—is the proponent tied to any particular interest group(s)? Does the proposal aim to promote the interest of the shareholders or group that they are associated with? • How does the proposal add value for the shareholders? This shareholder proposal framework applies to all proposal items labeled “SHP” throughout the Policy and any shareholder proposals that aren’t discussed in the Policy but appear in our voting universe. Escalation Strategies Proxy voting and engagements work in conjunction to raise and escalate investor concerns to companies. In cases where we determine that the issuer’s behavior isn’t aligned with our clients’ best interests, we may escalate our voting and engagement by taking actions including those outlined in the AB Stewardship Statement. The materiality of the issue and the response of management will drive our approach. 3.1. Board and Director Proposals 1. Board Oversight and Director Accountability on Material Environmental and Social Topics Impacting Shareholder Value: Climate Risk Management and Human Rights Oversight Case-by-Case. AB believes that board oversight and director accountability are critical elements of corporate governance. Companies demonstrate effective governance through proactive monitoring of material risks and opportunities, including ESG related risks and opportunities. In evaluating investee companies’ adaptiveness to evolving climate risks and human rights oversight, AB engages its significant holdings on climate strategy through a firmwide campaign. Based on each company’s response, AB will hold respective directors accountable as defined by the committee charter of the company. 2. Establish New Board Committees and Elect Board Members with Specific Expertise (SHP) Case-by-Case. We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG and climate issues. In some cases, oversight for material ESG issues can be managed effectively by existing committees of the board of directors, depending on the expertise of the directors assigned to such committees. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise. 3. Changes in Board Structure and Amending the Articles of Incorporation For. Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against. We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights. 4. Declassify Board (SHP)

Proxy Voting and Governance Policy 3 For. A classified board typically is divided into three separate classes in which each class holds office for a term of three years. Only a portion of the board can be elected or replaced each year. Because this type of structure has fundamental anti- takeover implications, we generally support proposals that seek to declassify boards. We may evaluate declassification proposals on a case-by-case basis if a company has an adequate sunset provision, a justifiable financial reason, or the proposals is submitted at a non-operating company such as a closed-end fund. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported. 5. Director Liability and Indemnification Case-by-Case. Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness. We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. “With respect to acts conducted in the normal course of business, we vote in favor of proposals adopting i) indemnification for directors or ii) exculpation of officers.” We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose proposals to indemnify directors for gross negligence. 6. Disclose CEO Succession Plan (SHP) For. Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals. 7. Election of Directors For. The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support requirements that surpass market regulation and corporate governance codes implemented in a local market if we believe heightened requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence either (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We may also take into account affiliations, related party transactions, and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications. In addition: We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse. We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement. We may vote against directors for poor compensation, audit, or governance practices, including the lack of a formal key committee. We may vote against directors for unilateral bylaw amendments that diminish shareholder rights. We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved. a. Controlled Company Exemption Case-by-Case. In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees. Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders. b. Voting for Director Nominees in a Contested Election Case-by-Case. Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value. 8. Board Capacity We believe that assessing each nominee’s capacity for a board seat is essential for ensuring meaningful board oversight of management. Nominees who are “over-boarded”, or have too many outside board commitments, may be unable to dedicate sufficient time toward their

Proxy Voting and Governance Policy 4 board oversight responsibilities. AB currently votes against the appointment of directors who occupy, or would occupy following the vote: five (5) or more total public company board seats for non-CEOs; four (4) or more total public company board seats for the sitting CEO of the company in question; and three (3) or more total public company board seats for sitting CEOs of companies other than the company under consideration. We may also exercise flexibility on occasions where the “over-boarded” director nominee’s presence on the board is critical, based on company specific contexts in absence of any notable accountability concerns. 9. Board Diversity Diversity is an important element of assessing a board’s quality, as it promotes a wider range of perspectives to be considered for companies to both strategize and mitigate risks. In line with this view, several European countries legally require board-level gender diversity at publicly listed companies. Our research indicates that improved board diversity may be correlated with superior financial performance. Accordingly, we recommend boards develop, as part of their regular refreshment process, a framework for identifying qualified diverse candidates for all open board positions. We believe diversity is multi-faceted and should incorporate a broad range of factors in order to promote diversity of thought, such as gender, ethnicity, nationality, professional experience, age, and tenure. Taking into account a board’s size as well as regional considerations, AB may vote against the nominating committee chair, or a relevant incumbent board member, when the board lacks sufficient diversity, unless there are mitigating factors (e.g. the board has articulated plans to diversify board membership). AB generally looks to gender representation and racial/ethnic representation as indicators of board-level diversity, given these are well disclosed and standardized metrics. 10. Independent Lead Director (SHP) For. We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns. 11. Limit Term of Directorship (SHP) Case-by-Case. These proposals seek to limit the term during which a director may serve on a board to a set number of years. Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case. 12. Majority Independent Directors (SHP) For. Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes. 13. Majority Votes for Directors (SHP) For. We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld. We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected. 14. Removal of Directors Without Cause (SHP) For. Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”. We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause. 15. Require Independent Board Chairman (SHP) Case-by-Case. We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent, the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical. 16. Cross-Shareholding (Japan) Against. Independent oversight at the board level can be disrupted if top management representatives or directors of the board hold notable amount of shares of another entity for purposes other than meeting the share holding requirement as an executive. Such practice can result in misalignment between the shareholders and their board

Proxy Voting and Governance Policy 5 and management. This has historically been a widely debated concern in Japan. Accordingly, we will vote against the top management on ballot, if 20% or greater of the company’s net asset is identified to be under cross-shareholding practice. 3.2. Compensation Proposals 1. Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP) Case-by-Case. We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single trigger, we generally prefer pro rata vesting of outstanding equity awards. 2. Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP) Against. We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage. 3. Advisory Vote to Ratify Directors’ Compensation (SHP) For. Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item. 4. Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP) Against. These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period. We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis. 5. Approve Remuneration for Directors and Auditors Case-by-Case. We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. In addition, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice. 6. Approve Retirement Bonuses for Directors (Japan and South Korea) Case-by-Case. Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long- term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against. 7. Approve Special Payments to Continuing Directors and Auditors (Japan) Case-by-Case. In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against. 8. Disclose Executive and Director Pay (SHP) Case-by-Case. The United States Securities and Exchange Commission (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules. 9. Executive and Employee Compensation Plans, Policies and Reports Case-by-Case. Compensation plans usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long- term interests of management with shareholders: • Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized; • Compensation costs should be managed in the same way as any other expense; • Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company and; • In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

Proxy Voting and Governance Policy 6 We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control. Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value. In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis. Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps. 10. Limit Executive Pay (SHP) Case-by-Case. We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives. 11. Mandatory Holding Periods (SHP) Against. We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives. 12. Performance-Based Stock Option Plans (SHP) Case-by-Case. These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis. 13. Prohibit Relocation Benefits to Senior Executives (SHP) Against. We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore, we will vote against shareholder proposals asking to prohibit relocation benefits. 14. Recovery of Performance-Based Compensation (SHP) For. We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of the existing company clawback policy, if any. 15. Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP) For. Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis. 16. Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP) Case-by-Case. We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis. 17. Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP) For. Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

Proxy Voting and Governance Policy 7 We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. 3.3. Capital Changes and Anti-Takeover Proposals 1. Amend Exclusive Forum Bylaw (SHP) Against. We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws. 2. Amend Net Operating Loss (“NOL”) Rights Plans For. NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti- takeover device. 3. Authorize Share Repurchase For. We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period. 4. Blank Check Preferred Stock Against. Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion, and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device. We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal. 5. Corporate Restructurings, Merger Proposals and Spin-Offs Case-by-Case. Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value. 6. Elimination of Preemptive Rights Case-by-Case. Preemptive rights allow the shareholders of the company to buy newly issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely held companies, the benefit of such rights will be weighed against the economic effect of maintaining them. 7. Expensing Stock Options (SHP) For. US generally accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS—international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it. 8. Fair Price Provisions Case-by-Case. A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price. Fair pricing provisions attempt to prevent the “two-tiered front-loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two-tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice. We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party). 9. Increase Authorized Common Stock Case-by-Case. In general, we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate

Proxy Voting and Governance Policy 8 employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions—going beyond the standard “general corporate purposes”— must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights. In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so. 10. Issuance of Equity Without Preemptive Rights For. We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism). 11. Multi Class Equity Structure Against. The one share, one vote principle—stating that voting power should be proportional to an investor’s economic ownership—is generally preferred in order to hold the board accountable to shareholders. AB’s general expectation of companies with multi class equity structures is to attach safeguards for minority shareholders when appropriate and in a cost-effective manner, which may include measures such as sunset provisions or requiring periodic shareholder reauthorizations. We expect boards to routinely review existing multi-class vote structures and share their current view. With that backdrop, we acknowledge that multi-class structures may be beneficial for a period of time, allowing management to focus on longer-term value creation which benefits all shareholders. Accordingly, AB recommends companies that had an initial public offering (IPO) in the past two (2) years to institute a time-based sunset to be triggered seven (7) years from the year of the IPO. For companies that instituted a multi-class share structure unrelated to an IPO event or had an IPO two (2) or more years ago, sunset should be seven (7) years from the year when the issuer implemented the multi-class structure. If the structure was adopted greater than seven (7) years ago, we will expect the issuer to consider the shortest sunset plan that makes sense based on the issuer’s context. 12. Net Long Position Requirement For. We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power. 13. Reincorporation Case-by-Case. There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move. Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders. 14. Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP) Case-by-Case. If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses, and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance. 15. Stock Splits For. Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals. 16. Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP) For. Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company's stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

Proxy Voting and Governance Policy 9 We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan. 17. Transferrable Stock Options Case-by-Case. In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by- case basis. These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits, and key terms of the program. 3.4. Auditor Proposals 1. Appointment of Auditors For. We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation. We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non- audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice. 2. Approval of Financial Statements For. In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting. 3. Approval of Internal Statutory Auditors For. Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association, and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item, and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees. 4. Limitation of Liability of External Statutory Auditors (Japan) Case-by-Case. In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent. We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value. 5. Separating Auditors and Consultants (SHP) Case-by-Case. We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of other non-audit related services. We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence. We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive. 3.5. Shareholder Access and Voting Proposals 1. A Shareholder’s Right to Call Special Meetings (SHP) For. Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage as defined by the relevant company bylaws.

Proxy Voting and Governance Policy 10 We recognize the importance of the right of shareholders to remove poorly performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to establish shareholders’ right to call a special meeting unless we see a potential abuse of the right based on the company’s current share ownership structure. 2. Adopt Cumulative Voting (SHP) Case-by-Case. Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose. We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders. Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place. 3. Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP) For. In dual class structures (such as A and B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders. 4. Early Disclosure of Voting Results (SHP) Against. These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator. 5. Limiting a Shareholder’s Right to Call Special Meetings Against. Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company's agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals. In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors. 6. Permit a Shareholder’s Right to Act by Written Consent (SHP) Case-by-Case. Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value. 7. Proxy Access for Annual Meetings (SHP) (Management) For. These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the US District of Columbia Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees. We may vote against proposals that include requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot. We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.

Proxy Voting and Governance Policy 11 We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework. From time to time, we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request. 8. Reduce Meeting Notification from 21 Days to 14 Days (UK) For. Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days. A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals. 9. Shareholder Proponent Engagement Process (SHP) For. We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management. 10. Supermajority Vote Requirements Against. A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation. In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However, we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder. 11. Authorize Virtual-Only Shareholder Meetings Case-by-Case. COVID-19 has called for a need to authorize companies in holding virtual-only shareholder meetings. While recognizing technology has enabled shareholders to remain connected with the board and management, AB acknowledges that virtual only shareholder meetings have resulted in certain companies abusing their authority by limiting shareholders from raising questions and demanding onerous requirements to be able to read their questions during the meeting. Because such practice varies by company and jurisdiction with different safeguard provisions, we will consider—among other things—a company’s disclosure on elements such as those below when voting on management or shareholder proposals for authorizing the company to hold virtual-only shareholder meetings: • Explanation for eliminating the in-person meeting; • Clear description of which shareholders are qualified to participate in virtual-only shareholder meetings and how attendees can join the meeting; • How to submit and ask questions; • How the company plans to mimic a real-time in-person question and answer session; and • List of questions received from shareholders in their entirety, both prior to and during the meeting, as well as associated responses from the company. 3.6. Environmental, Social and Disclosure Proposals 1. Animal Welfare (SHP) Case-by-Case. These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain. For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders. 2. Climate Change (SHP) Case-by-Case. Generally, FOR (on proposals described below) Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders. For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure, while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders. 3. Say on Climate Say on Climate is an advisory vote mechanism that seeks to obtain shareholder approval on the company’s existing climate risk management related efforts. We recognize both the benefits of having an opportunity to review the

Proxy Voting and Governance Policy 12 company’s climate program,2 but also the risks entailed in formally approving the plan. Accordingly, we are generally unsupportive of shareholder proposals that require management to establish a say on climate mechanism. In assessing the climate risk management strategy of issuers, AllianceBernstein considers factors such as following, but not limited to: Emissions Metrics and Targets • Does the company have emissions metrics and targets in place for Scopes 1 and 2 emissions in alignment with the Paris Agreement? Climate Risk Management • Does the company perform scenario analysis that includes the use of a widely recognized, scientifically-based 1.5 degree scenario? Governance • Does the Board provide oversight on the issuer’s climate change strategy? • Has the company incurred any recent material failures, or been involved in any controversies, related to managing climate-related risk? Disclosure • Does the company disclose its exposure to climate risk via the framework developed by the Taskforce on Climate related Financial Disclosure? While Say on Climate (“SOC”) vote offers us an additional opportunity to express our view of the company’s relevant risk management, AllianceBernstein’s engagement and fundamental research processes drive our integration of climate related risks and opportunities apart from the SOC mechanism. 4. Charitable Contributions (SHP) (Management) Case-by-Case. Proposals relating to charitable contributions may be sponsored by either management or shareholders. Management proposals may ask to approve the amount for charitable contributions. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders. 5. Environmental Proposals (SHP) Case-by-Case. These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, biodiversity, packaging and recycling, renewable energy, toxic material, palm oil and water. We consider company specific contexts as well as our ongoing research and engagements for evaluating the company’s existing policies and practices. National standards, best practices and the potential enactment of new regulations in addition to any investment risk regarding 2 PRI. February 10, 2022. https://www.unpri.org/stewardship/climate-transition-plan-votes-investor-briefing/9096.article. the specific issue are also incorporated into our assessments. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders. 6. Genetically Altered or Engineered Food and Pesticides (SHP) Case-by-Case. These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling. For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders. 7. Health Proposals (SHP) Case-by-Case. These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports and disclosure while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders. For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders. 8. Human Rights Policies and Reports (SHP) Case-by-Case. These proposals may include reporting requests on human rights risk assessments (“HRIA”), humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain oversight, and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk. For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

Proxy Voting and Governance Policy 13 For proposals addressing forced labor and supply chain management from the human rights perspective, AB assesses the proposal based on its proprietary framework. The framework considers factors such as oversight of the issue, risk identification process, action plan to mitigate risks, the effectiveness of the action plan, and future improvement. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders. 9. Include Sustainability as a Performance Measure (SHP) Case-by-Case. We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders. 10. Lobbying and Political Spending (SHP) For. We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency. 11. Other Business Against. In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals. 12. Reimbursement of Shareholder Expenses (SHP) Against. These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor. 13. Sustainability Report (SHP) For. We generally support shareholder proposals calling for reports and disclosure related to sustainability while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders. 14. Workplace: Diversity (SHP) For. We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders. We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender identity. 15. Workplace: Gender Pay Equity (SHP) For. A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earnings and may include, (i) statistics and rationale explanation pertaining to changes in the size of the gap, (ii) recommended actions, and (iii) information on whether greater oversight is needed over certain aspects of the company’s compensation policies. In the U.S., we are generally supportive of proposals to require companies to make similar assessments and disclosure related to the pay disparity between different gender and ethnic/racial groups. Shareholder requests to place a limit on a global median ethnic/racial pay gap will be assessed based on the cultural and the legal context of markets to which the company is exposed. The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports. Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary. 4. Conflicts of Interest 4.1. Introduction As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest. AB recognizes that potentially material conflicts of interest arise when we engage with a company or vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship, and that such conflicts could affect how we vote on the issuer’s proxy. Similarly, potentially material conflicts of interest arise when engaging with and deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to address any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our engagement activities and voting decisions are in our clients’ best interest consistent with our fiduciary duties and seek to maximize shareholder value.

Proxy Voting and Governance Policy 14 4.2. Adherence to Stated Proxy Voting Policies Votes generally are cast in accordance with this Policy. In situations where our Policy involves a case-by-case assessment, the following sections provide criteria that will guide our decision. In situations where our Policy on a particular issue involves a case-by-case assessment and the vote cannot be clearly decided by an application of our stated Policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our Policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of our proxy services vendor, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting Policy on specific issues must be documented. If a proxy vote involves a potential conflict of interest, the voting decision will be determined in accordance with the processes outlined in section 4.4 of the Policy. On an annual basis, the Committee will receive and review a report of all such votes so as to confirm adherence with the Policy. 4.3. Disclosure of Conflicts When considering a proxy proposal, members of the Committee or investment professionals involved in the decision- making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a material conflict of interest, he or she generally must recuse himself or herself from the decision-making process. 4.4. Potential Conflicts Potential conflicts related to proxy voting may include, but are not limited to, the following: • Votes involving publicly traded clients of AB; • Votes involving publicly traded companies that distribute AB mutual funds; • Votes where investment teams have different views; • Votes involving any clients that try to advocate for proxy voting support; • Voting contrary to the Policy; and • Any other company subject to a material conflict of which a Committee member becomes aware. We determine our votes for all meetings of companies that may present a conflict by applying the processes described in Section 4.5 below. We document all instances when the Conflicts Officer determines our vote. 4.5. Determine Existence of Conflict of Interest When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision is in the best interest of our clients: • If our proposed vote is consistent with the Policy, no further review is necessary. • If our proposed vote is contrary to the Policy the vote will be presented to the Conflicts Officer. The Conflicts Officer’s review and determination will be documented and presented to the Proxy Voting and Governance Committee. The Conflicts Officer will determine whether the proposed vote is reasonable and in line with our fiduciary duties to clients. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate in light of the facts and circumstances of the particular potential conflict. The Conflicts Officer may take or recommend that AB take the following steps: ◦ Recuse or “wall-off” certain personnel from the proxy voting process; ◦ Confirm whether AB’s proposed vote is consistent with the voting recommendations of our proxy research services vendor; or ◦ Take other actions as the Conflicts Officer deems appropriate. 4.6. Review of Third-Party Proxy Service Vendors AB engages one or more Proxy Service Vendors to provide voting recommendations and voting execution services. From time to time, AB will evaluate each Proxy Service Vendor’s services to assess that they are consistent with this Policy and the best interest of our clients. This evaluation may include: (i) a review of pre-populated votes on the Proxy Service Vendor’s electronic voting platform before such votes are cast, and (ii) a review of policies that address the consideration of additional information that becomes available regarding a proposal before the vote is cast. AB will also periodically review whether Proxy Service Vendors have the capacity and competency to adequately analyze proxy issues and provide the necessary services to AB. AB will consider, among other things, the adequacy and quality of the Proxy Service Vendor’s staffing, personnel and/or technology, as well as whether the Proxy Service Vendor has adequate disclosures regarding its methodologies in formulating voting recommendations. If applicable, we will also review whether any potential factual errors, incompleteness or methodological weaknesses materially affected the Proxy Service Vendor’s services and the effectiveness of the Proxy Service Vendor’s procedures for obtaining current and accurate information relevant to matters included in its research. The Committee also takes reasonable steps to review the Proxy Service Vendor’s policies and procedures addressing conflicts of interest and verify that the Proxy Service Vendor(s) to which we have a full- level subscription is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing each Proxy Service Vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, (i) whether the Proxy Service Vendor has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest; and (ii) whether the Proxy Service Vendor provides adequate disclosure of actual and potential conflicts of interest with respect to the services provided to AB by the Proxy Service Vendor and (iii) whether the Proxy Service Vendor’s

Proxy Voting and Governance Policy 15 policies and procedures utilize technology in delivering conflicts disclosure; and (iv) can offer research in an impartial manner and in the best interests of our clients. 4.7. Confidential Voting It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement; or (vi) declare our stance on a shareholder proposal(s) that is (are) deemed material for the issuer’s business for generating long-term value in our clients’ best interests. Once the votes have been cast for our mutual fund clients, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website one business day after the meeting date. We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies. On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Policy would be implemented. A member of the Committee or one or more Proxy Voting and Governance team may provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential. Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported. 4.8. A Note Regarding AB’s Structure AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is an indirect wholly owned subsidiary of Equitable Holdings, Inc. As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors. 5. Voting Transparency We publish our voting records on our website one business day after the shareholder meeting date for each issuer company. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. 6. Record keeping All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six (6) years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six (6) or more years. If the local regulation requires that records are kept for more than six or more years, we will comply with the local regulation. We maintain the vast majority of these records electronically. 6.1. Proxy Voting and Governance Team Policy The Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and on the AB website. 6.2. Proxy Statements Received Regarding Clients Securities For US Securities, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements. 6.3. Records of Votes Cast on Behalf of Clients Records of votes cast by AB are retained electronically by our proxy research service vendor. 6.4. Pre-Disclosure of Vote Intentions on Select Proposals As part of our engagement and stewardship efforts, AB publishes our vote intentions on certain proposals in advance of select shareholder meetings, with an emphasis on issuers where our discretionary managed accounts have significant economic exposure. The selected proposals are chosen because they impact a range of key topics where AB may have expressed our viewpoints publicly, through prior engagement or proxy voting. We do not pre-disclose our vote intentions on mergers and acquisition activity. The published vote intentions are available on our RI webpage. 6.5. Records of Clients Requests for Proxy Voting Information Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

Proxy Voting and Governance Policy 16 6.6. Documents Prepared by AB that Are Material to Voting Decisions The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to a member of Responsibility team. 7. Proxy Voting Procedures 7.1. Voting Administration In an effort to increase the efficiency of voting proxies, AB currently uses ISS to submit votes electronically for our clients’ holdings globally. Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution and pre-populates certain ballots based on the guidelines contained in this Policy. Proxy Voting and Governance team assesses the proposals via ISS’s web platform, Proxy Exchange, and submit all votes electronically. ISS then returns the proxy ballot forms to the designated returnee for tabulation. In addition, AB’s proxy votes are double-checked in a two-tiered approach. Votes for significant holdings, as defined by our stake, are reviewed real-time by an offshore team to verify that the executed votes are in-line with our Policy. Votes outside of the significant holdings universe are sampled and reviewed on a monthly basis by the Proxy Voting and Governance team to ensure their compliance with our Policy. If necessary, any paper ballots we receive will be voted electronically or via mail or fax. 7.2. Share Blocking and Abstaining from Voting Client Securities Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may determine to not vote those shares. We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions. AB will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if AB determines that abstaining or not voting would be in the applicable client's best interest. In making such a determination, AB will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); (ii) any legal restrictions on trading resulting from the exercise of a proxy (e.g., share-blocking jurisdictions); (iii) whether AB’s clients have sold the underlying securities since the record date for the proxy; and (iv) whether casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment. 7.3. Loaned Securities Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, for AB managed funds, the agent lenders have standing instructions to recall all securities on loan systematically in a timely manner on a best effort basis in order for AB to vote the proxies on those previously loaned shares. If you have questions or desire additional information about this Policy, please contact ProxyTeam@alliancebernstein.com.

Proxy Voting and Governance Policy 17 Proxy Voting Guideline Summary Shareholder Proposal Board and Director Proposals For Against Case-by-Case Board Diversity ✓ Establish New Board Committees and Elect Board Members with Specific Expertise ✓ Changes in Board Structure and Amending the Articles of Incorporation ✓ ✓ Declassify Boards ✓ Director Liability and Indemnification ✓ ✓ Disclose CEO Succession Plan ✓ Election of Directors ✓ Controlled Company Exemption ✓ Voting for Director Nominees in a Contested Election ✓ ✓ Independent Lead Director ✓ ✓ Limit Term of Directorship ✓ ✓ Majority of Independent Directors ✓ ✓ Majority of Independent Directors on Key Committees ✓ ✓ Majority Votes for Directors ✓ ✓ Removal of Directors Without Cause ✓ ✓ Require Independent Board Chairman ✓ ✓ Require Two Candidates for Each Board Seat ✓ Cross-Shareholding (Japan) ✓ Compensation Proposals ✓ Elimination of Single Trigger Change-in-Control Agreements ✓ ✓ Pro Rata Vesting of Equity Compensation Awards-Change of Control ✓ ✓ Adopt Policies to Prohibit any Death Benefits to Senior Executives ✓ ✓ Advisory Vote to Ratify Directors’ Compensation ✓ ✓ Amend Executive Compensation Plan Tied to Performance (Bonus Banking) ✓ Approve Remuneration for Directors and Auditors ✓

Proxy Voting and Governance Policy 18 Shareholder Proposal Board and Director Proposals For Against Case-by-Case Approve Remuneration Reports ✓ Approve Retirement Bonuses for Directors (Japan and South Korea) ✓ Approve Special Payments to Continuing Directors and Auditors (Japan) ✓ ✓ Disclose Executive and Director Pay ✓ ✓ Exclude Pension Income from Performance-Based Compensation ✓ Executive and Employee Compensation Plans ✓ ✓ Limit Dividend Payments to Executives ✓ ✓ Limit Executive Pay ✓ Shareholder Proposal For Against Case-by-Case ✓ Mandatory Holding Periods ✓ ✓ Performance-Based Stock Option Plans ✓ ✓ Prohibit Relocation Benefits to Senior Executives ✓ ✓ Recovery of Performance-Based Compensation ✓ ✓ Submit Golden Parachutes/Severance Plans to a Shareholder Vote ✓ ✓ Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management ✓ ✓ Submit Survivor Benefit Compensation Plans to a Shareholder Vote ✓ Capital Changes and Anti-Take Over Proposals ✓ Amend Exclusive Forum Bylaw ✓ Amend Net Operating Loss (“NOL”) Rights Plans ✓ Authorize Share Repurchase ✓ Blank Check Preferred Stock ✓ Corporate Restructurings, Merger Proposals and Spin-Offs ✓ Elimination of Preemptive Rights ✓ ✓ Expensing Stock Options ✓ Fair Price Provisions ✓ Increase Authorized Common Stock ✓

Proxy Voting and Governance Policy 19 Shareholder Proposal For Against Case-by-Case Issuance of Equity without Preemptive Rights ✓ Issuance of Stock with Unequal Voting Rights ✓ Net Long Position Requirement ✓ Reincorporation ✓ ✓ Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance ✓ Stock Splits ✓ ✓ Submit Company’s Shareholder Rights Plan to a Shareholder Vote ✓ Transferrable Stock Options ✓ Auditor Proposals Appointment of Auditors ✓ Approval of Financial Statements ✓ Approval of Internal Statutory Auditors ✓ ✓ Limit Compensation Consultant Services ✓ Limitation of Liability of External Statutory Auditors (Japan) ✓ ✓ Separating Auditors and Consultants ✓ Shareholder Access and Voting Proposals ✓ A Shareholder’s Right to Call Special Meetings ✓ ✓ Adopt Cumulative Voting ✓ ✓ Adopt Cumulative Voting in Dual Shareholder Class Structures ✓ ✓ Early Disclosure of Voting Results ✓ Shareholder Proposal For Against Case-by-Case ✓ Implement Confidential Voting ✓ Limiting a Shareholder’s Right to Call Special Meetings ✓ ✓ Permit a Shareholder’s Right to Act by Written Consent ✓ ✓ Proxy Access for Annual Meetings ✓ Reduce Meeting Notification from 21 Days to 14 Days (UK) ✓ ✓ Rotation of Locale for Annual Meeting ✓ ✓ Shareholder Proponent Engagement Process ✓ Supermajority Vote Requirements ✓

Proxy Voting and Governance Policy 20 Shareholder Proposal For Against Case-by-Case Environmental and Social, Disclosure Proposals ✓ Animal Welfare ✓ ✓ Climate Change ✓ ✓ Say on Climate ✓ ✓ Charitable Contributions ✓ ✓ Environmental Proposals ✓ ✓ Genetically Altered or Engineered Food and Pesticides ✓ ✓ Health Proposals ✓ ✓ Pharmaceutical Pricing (US) ✓ ✓ Human Rights Policies and Reports ✓ ✓ Include Sustainability as a Performance Measure (SHP) ✓ ✓ Lobbying and Political Spending ✓ ✓ Other Business ✓ ✓ Reimbursement of Shareholder Expenses ✓ ✓ Sustainability Report ✓ ✓ Workplace: Diversity ✓ ✓ Workplace: Pay Disparity ✓

Proxy Voting and Governance Policy 21 Proxy Voting Conflict of Interest Form Name of Security: Date of Shareholder Meeting: 1. Is our proposed vote on all issues explicitly addressed by, and consistent with our stated proxy voting policy? Yes No If yes, stop here and sign below as no further review is necessary. 2. Is our proposed vote on consistent with our client’s recommended vote? Yes No Leave blank if not applicable; if yes, continue to question 3; if no, provide a memo reflecting the guidelines provided below. 3. Is our proposed vote consistent with the views of Institutional Shareholder Services? Yes No Leave blank if not applicable Please attach a memo containing the following information and documentation supporting the proxy voting decision: • A list of the issue(s) where our proposed vote is contrary to our stated Policy (director election, cumulative voting, compensation) • A description of any substantive contact with any interested outside party and a proxy voting and governance committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such. • If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken. AB Conflicts Officer Approval (if necessary. Email Prepared by: approval is acceptable.): I hereby confirm that the proxy voting decision referenced on this form is reasonable. Print Name: AB Conflicts Officer Date: Short Description of the Conflict (client, mutual fund distributor, etc.):

Proxy Voting Policy and Procedures

Last Review Date: February 2024

Public

Proxy Voting Policy and Procedures

Contents

1	Overview	3

1.1	Policy Statement	3

1.2	Key Principles	3

1.3	Scope	3

1.4	Roles and Responsibilities	3

1.5	References	4

2	Additional Definitions	4

3	Proxy Voting Procedures	5

3.1	Voting Generally	5

3.2	Abstentions	5

3.3	Funds of Funds	6

3.4	Conflicts of Interest	6

4	Reporting, Oversight and Recordkeeping	7

4.1	Client and Regulatory Reporting	7

4.2	Proxy Voting and Proxy Voting Service Oversight	8

4.3	Record Retention	8

5	Amendments	8

Proxy Voting Guidelines		9

Directors and Boards		9

Auditors and Accounting Issues		11

Compensation Issues		12

Capitalization, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters		13

Environmental and Social Issues		15

Miscellaneous, Administrative and Routine Items		15

Proposals Outside the Guidelines		16

Public	2

Proxy Voting Policy and Procedures

1 Overview

1.1	Policy Statement

Where Janus Henderson Investors has been provided voting discretion, it has a responsibility to vote proxies in the best interest of each client. Janus Henderson Investors has adopted this Proxy Voting Policy and Procedures to ensure that proxies are voted in the best interest of clients without regard to any relationship that Janus Henderson Investors or any affiliated person of Janus Henderson Investors may have with the issuer or personnel of the issuer. Subject to specific provisions in a client’s account documentation related to exception voting, Janus Henderson Investors will generally only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the JHI Voting Guidelines; 2) the ISS Benchmark Policy; or 3) the ISS Taft-Hartley Voting Guidelines.

1.2	Key Principles

●	Janus Henderson Investors will vote proxies in the best interest of each client.
●	Janus Henderson Investors will identify and manage any conflicts of interest which might affect a voting decision.
●	Upon request, Janus Henderson Investors will provide clients with the proxy voting record for their accounts.
●	Janus Henderson Investors will publicly disclose proxy votes on matters no longer pending in line with local market requirements or practices and/or where, in Janus Henderson Investors’ view, it is appropriate.
●	Janus Henderson Investors will maintain records supporting its voting decisions.

1.3	Scope

This Policy applies to Janus Henderson Investors and each of the client accounts for which it has proxy voting responsibilities, other than those advised or sub-advised by Kapstream Capital Pty Ltd.

1.4	Roles and Responsibilities

Portfolio Management. Portfolio Management is responsible for determining how to vote proxies with respect to securities held in the client accounts they manage with input and support from the Responsible Investment and Governance Team, other representatives of Janus Henderson, and the Proxy Voting Service, as applicable. Where Portfolio Management chooses to vote contrary to the Guidelines and as otherwise specified herein, Portfolio Management is required to provide a written rationale sufficient to show why Portfolio Management reasonably believes the voting instruction is in the best interest of the client.

Asset Servicing. Asset Servicing is responsible for administering the proxy voting process as set forth in this Policy. Asset Servicing works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, the ISS Benchmark Policy or the Taft-Hartley Guidelines, and proxy matters are communicated to Portfolio Management for consideration pursuant to this Policy.

Proxy Voting Committee. The Proxy Voting Committee develops Janus Henderson Investors’ positions on all major corporate issues, maintains and updates the Guidelines, manages conflicts of interest related to proxy voting and oversees the voting process generally, including by reviewing results of diligence on the Proxy Voting Service.

Public	3

Proxy Voting Policy and Procedures

Proxy Voting Service. The Proxy Voting Service provides research services relating to proxy issues. The Proxy Voting Service also assists in certain functions relating to the voting of proxies. Among other things, the Proxy Voting Service is responsible for coordinating with clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for submitting Janus Henderson Investors’ votes in accordance with the Guidelines or as otherwise instructed by Janus Henderson Investors and is responsible for maintaining copies of all proxy statements received from issuers and promptly providing such materials to Janus Henderson Investors upon request. The Proxy Voting Service also provides voting disclosure services, including preparing Form N-PX for Janus Henderson Investors and the Proprietary U.S. Funds.

1.5	References

Rule 206(4)-7 of the Investment Advisers Act Rule 30b1-4 of the Investment Company Act
Rule 239.15 et seq. of the Investment Company Act

Employee Retirement Income Security Act of 1974 (ERISA)

Commission Delegated Regulation (EU) No 231/2013, Article 37
Commission Directive 2010/43/EU, Article 21

FCA COLL 6.6A.6

CSSF Regulation 10-04, Article 23

UN Principles for Responsible Investment
IMAS Singapore Stewardship Principles
SFC Principles of Responsible Ownership
FRC UK Stewardship Code

2 Additional Definitions

Janus Henderson Investors includes all investment advisory subsidiaries of Janus Henderson Group plc, including, but not limited to, Janus Henderson Investors (Australia) Institutional Funds Management Limited, Janus Henderson Investors (Singapore) Limited, Janus Henderson Investors (Japan) Limited, Janus Henderson Investors (Jersey) Limited, Janus Henderson Investors UK Limited, and Janus Henderson Investors US LLC.1

JHI Proxy Voting Guidelines or the Guidelines refers to the voting guidelines adopted by Janus Henderson Investors and outlined at Appendix A.

Policy means this Proxy Voting Policy and Procedures.

Portfolio Management refers to the portfolio managers, assistant portfolio managers, and analysts supporting a given client account.

Proxy Voting Committee or the Committee refers to the Janus Henderson Investors Proxy Voting Committee. The Committee is comprised of representatives from the Asset Servicing, Compliance, Operational Risk as well as the Responsible Investment and Governance Team and equity portfolio management who provide input on behalf of the investment team. Internal legal counsel serves as a consultant to the Committee and is a non-voting member.

1 Janus Henderson Investors US LLC has been designated by the Boards of Trustees of Janus Investment Fund, Janus Aspen Series, Clayton Street Trust, and Janus Detroit Street Trust to vote proxies for the Proprietary U.S. Funds, as applicable.

Public	4

Proxy Voting Policy and Procedures

Proprietary U.S Funds refer to the series of Janus Investment Fund, Janus Aspen Series, Clayton Street Trust, and Janus Detroit Street Trust.

Proxy Voting Service or ISS refers to Institutional Shareholder Services Inc.

3 Proxy Voting Procedures

3.1	Voting Generally

Where the Guidelines address the proxy matter being voted on, votes will be cast in accordance with the Guidelines unless directed otherwise. Portfolio Management may vote contrary to the Guidelines at their discretion and with a written rationale sufficient to show why Portfolio Management reasonably believes the voting instruction is in the best interest of the client. Where the (1) Guidelines call for Portfolio Management input and/or (2) the proxy matter being voted on relates to a company and/or issue for which the Proxy Voting Service does not have research, analysis and/or a recommendation available, the Proxy Voting Service will refer proxy questions to portfolio management for further instruction. In the event Portfolio Management is unable to provide input on a referred proxy item, Janus Henderson Investors will vote the proxy item consistent with the ISS Benchmark Policy.

Notwithstanding the above, with respect to clients who have instructed Janus Henderson Investors to vote proxies in accordance with the Taft-Hartley Guidelines or the ISS Benchmark Policy, the Proxy Voting Service will cast all proxy votes in strict accordance with those policies.

Janus Henderson relies on pre-populated and/or automated voting. That means the Proxy Voting Service will automatically populate the proxy voting system in accordance with the Guidelines, the Taft- Hartley Guidelines or the ISS Benchmark Policy. For those proxy proposals with a default policy position, the votes will be cast as populated in the system by the Proxy Voting Service unless directed otherwise by Janus Henderson Investors.

From time to time, issuers and/or ballot issue sponsors may publicly report additional information that may be relevant to the application of the Guidelines, the Taft-Hartley Guidelines or the ISS Benchmark Policy or the exercise of discretion by Portfolio Management (“supplemental materials”). To the extent the Proxy Voting Service identifies such supplemental materials, it will review that information and determine whether it has a material effect on the application of the Guidelines, the Taft-Hartley Guidelines, or the ISS Benchmark Policy. The Proxy Voting Service is then responsible for ensuring that any votes pre-populated in the proxy voting system are appropriately updated and Janus Henderson is provided appropriate notice of such changes, including through availability of an updated research report. In all events, the Proxy Voting Service will notify Janus Henderson Investors of any supplemental materials identified so that they can be considered as part of the voting process, including with respect to items requiring Portfolio Management input.

3.2	Abstentions

Janus Henderson Investors recognizes that in certain circumstances the cost to clients associated with casting a proxy vote may exceed the benefits received by clients from doing so. In those situations, Janus Henderson Investors may decide to abstain from voting. For instance, in many countries, shareholders who vote proxies for shares of an issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date (“share blocking”). In countries where share blocking is practiced, Janus Henderson Investors will only vote proxies if Janus Henderson Investors determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities. Similarly, in some instances, Janus Henderson Investors may participate in a securities lending program. Generally, if shares of an issuer are on loan, the voting rights are transferred and the lending party cannot vote the shares. In deciding whether to recall securities on loan, Janus Henderson Investors will evaluate whether the benefit of voting the proxies outweighs the cost of recalling them consistent with requirements of applicable securities lending procedures. Furthermore, in circumstances where a client held a security as of record date, but the holdings were sold prior to the shareholder meeting, Janus Henderson Investors may abstain from voting that proxy.

Public	5

Proxy Voting Policy and Procedures

3.3	Funds of Funds

Janus Henderson Investors advises certain accounts that invest in other funds (“funds of funds”) advised by Janus Henderson Investors or its affiliated persons (“underlying funds”). From time to time, a fund of funds may be required to vote proxies for the underlying funds in which it is invested. In those circumstances, there may be a conflict of interest between Janus Henderson Investors and its clients. Except as noted below, to mitigate that conflict, whenever an underlying fund submits a matter to a vote of its shareholders which would otherwise require portfolio manager discretion under the Guidelines, Janus Henderson Investors will generally vote shares in accordance with the recommendation of the Proxy Voting Service. Janus Henderson Investors will generally abstain from voting shares where the Proxy Voting Service does not have a recommendation; although, it may alternatively vote in the same proportion as the votes of the other shareholders in the underlying fund (“echo vote”) in limited cases. Whenever an underlying fund that is a Proprietary U.S. Fund submits a matter to a vote of its shareholders, Janus Henderson Investors will echo vote shares held by a fund-of-funds account or refrain from voting such shares to the extent that cost or other considerations outweigh the benefits of voting such shares.

In addition, certain Proprietary U.S. Funds may invest in exchange-traded funds and other funds advised by unaffiliated persons (“acquired funds,” and each, an “acquired fund”) pursuant to Rule 12d1-4 under the Investment Company Act (“Rule 12d1-4”). To the extent a Proprietary U.S. Fund and its advisory group, as defined in Rule 12d1-4 (“advisory group”), individually or in the aggregate become the holders of (i) more than 25% of the outstanding voting securities of an acquired open- end fund or unit investment trust as a result of a decrease in the outstanding securities of that acquired open-end fund or unit investment trust or (ii) more than 10% of the outstanding voting securities of an acquired registered closed-end management investment company or business development company, Janus Henderson Investors will ensure that the Proprietary U.S. Fund and other funds and accounts in the advisory group echo vote the shares of the acquired fund; provided, however, that in circumstances where all holders of the outstanding voting securities of an acquired fund are required to echo vote pursuant to Rule 12d1-4, a Proprietary U.S. Fund and other funds and accounts in the advisory group will solicit voting instructions from its shareholders with regard to the voting of all proxies with respect to such acquired fund securities and vote such proxies only in accordance with such instructions.

3.4	Conflicts of Interest

Because the Guidelines, the ISS Benchmark Policy and the Taft-Hartley Guidelines pre-establish voting positions, application of those rules to default positions should, in most cases, adequately address any possible conflicts of interest. For situations where Portfolio Management seeks to exercise discretion when voting proxies, Janus Henderson Investors has implemented additional policies and controls described below to mitigate any conflicts of interest.

Portfolio Management is required to disclose any actual or potential conflicts of interest that may affect its exercise of voting discretion. Actual or potential conflicts of interest include but are not limited to the existence of any communications from the issuer, proxy solicitors or others designed to improperly influence Portfolio Management in exercising its discretion or the existence of significant relationships with the issuer.

Public	6

Proxy Voting Policy and Procedures

Janus Henderson Investors also proactively monitors and tests proxy votes for any actual or potential conflicts of interest. Janus Henderson Investors maintains a list of significant relationships for purposes of assessing potential conflicts with respect to proxy voting, which may include significant intermediaries, vendors or service providers, clients, and other relationships. In the event Portfolio Management votes against the Guidelines with respect to an issuer on the significant relationships list, Asset Servicing will notify the Committee which will review the rationale provided by Portfolio Management. In the event Portfolio Management votes contrary to Proxy Voting Service’s recommendations and with management as to an issuer on the significant relationships list, Asset Servicing will notify the Committee, which will review the rationale provided by Portfolio Management. If the Committee determines the rationale is inadequate, the proxy vote will be cast as in accordance with the Guidelines or as instructed by the Committee. In addition, on a quarterly basis, the Committee reviews all votes that deviate from the Guidelines and assesses the adequacy of Portfolio Management’s stated rationale.

Any personal conflict of interest related to a specific proxy vote should be reported to the Committee prior to casting a vote. In the event a personal conflict of interest is disclosed or identified, the Committee will determine whether that person should recuse himself or herself from the voting determination process. In such circumstances, the proxy vote will be cast in accordance with the Guidelines or as instructed by the head of the applicable investment unit or a delegate. Compliance also reviews all refer votes contrary to the ISS recommendations and with management to identify any undisclosed personal conflicts of interest.

If a proxy vote is referred to the head of the applicable investment unit or a delegate or to the Committee, the decision made and basis for the decision will be documented by the Committee.

To mitigate perceived or potential conflicts of interest, in instances where a proxy is for a Janus Henderson managed fund in which seed or other proprietary capital is invested, Janus Henderson Investors will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

4 Reporting, Oversight and Recordkeeping

4.1	Client and Regulatory Reporting

Janus Henderson Investors will provide clients with such information on proxy voting in their accounts as contractually agreed or reasonably requested. Janus Henderson Investors will present this Policy and the Guidelines to the boards of trustees of the Proprietary U.S. Funds at least annually and shall provide such other information and reports requested by such boards to fulfill their oversight function.

Janus Henderson Investors will provide other third parties with such information on proxy voting as set forth herein. Janus Henderson Investors will publicly disclose proxy votes on matters no longer pending in line with local market requirements or practices and/or where, in Janus Henderson Investors’ view, it is appropriate. On an annual basis, Janus Henderson Investors will provide proxy voting records for each Proprietary U.S. Fund for the one-year period ending on June 30th on Janus Henderson Investors’ website at www.janushenderson.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at www.sec.gov no later than August 31 of each year.2 Janus Henderson Investors may also privately disclose proxy votes on matters no longer pending where appropriate and consistent with other applicable policy, legal, and regulatory requirements.

2 Janus Henderson Investors will also provide proxy voting records on say-on-pay issues consistent with requirements of Rule 14Ad-1.

Public	7

Proxy Voting Policy and Procedures

Except as noted in this Policy or required by law, Janus Henderson Investors generally does not provide information to anyone on how it voted or intends to vote on any matters still pending. Unless that information has otherwise been made public, Janus Henderson Investors may only confirm to issuers, their agents or other third parties that votes have been cast but not how or how many votes were cast. Notwithstanding the foregoing, Portfolio Management may indicate to issuers, proxy solicitors and proxy advisory firms how they voted or intend to vote in the context of the engagement and investment analysis process. Portfolio Management also may indicate to other shareholders how they voted or intend to vote subject to applicable legal and regulatory requirements.

A complete copy of the Policy is available at www.janushenderson.com.

4.2	Proxy Voting and Proxy Voting Service Oversight

The Committee will ensure sufficient oversight of proxy voting through periodic review of voting decisions, operational issues and conflicts of interest as discussed herein. The Committee will review such information as it deems appropriate to discharge these responsibilities.

In addition, Janus Henderson Investors will conduct periodic due diligence reviews of the Proxy Voting Service via on-site, video, or telephonic meetings and by written questionnaires. As part of this periodic due diligence process, Janus Henderson Investors shall collect information that is reasonably sufficient to support the conclusion that the Proxy Voting Service has the capacity and competency to adequately analyze the matters for which they provide research and voting recommendations. In connection with the periodic due diligence review, Janus Henderson Investors shall consider, among other things, (1) the adequacy and quality of the Proxy Voting Service’s staffing, personnel, and/or technology; (2) disclosure from the Proxy Voting Service regarding its methodologies in formulating voting recommendations; and (3) whether the Proxy Voting Service has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest. In further exercise of its oversight responsibility, Janus Henderson Investors shall periodically sample the proxy votes cast on behalf of clients to ensure whether the Guidelines were applied correctly to such votes.

4.3	Record Retention

Janus Henderson Investors will retain proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus Henderson Investors regarding votes cast in contradiction to the Guidelines. In addition, Janus Henderson Investors will retain internally-generated documents that are material to a proxy voting decision, such as the Guidelines, Committee materials and other internal research relating to voting decisions. Proxy statements received from issuers are generally available from the issuer’s, the relevant regulatory authority’s and/or the market place’s websites. They may also be available from the third-party voting service upon request. All materials discussed above will be retained in accordance with any applicable record retention obligations.

5 Amendments

This Policy is subject to review on an annual or more frequent basis by the Committee. In reviewing the Policy, the Committee reviews Janus Henderson Investors’ proxy voting record over the prior year, including exceptions to the Guidelines requested by Portfolio Management to determine whether any adjustments should be made. The Committee also reviews changes to the Guidelines recommended by the Proxy Voting Service, discusses such changes with the Proxy Voting Service, and solicits feedback from Portfolio Management on such changes. Once the Guidelines have been approved by the Committee and clients where required, they are distributed to Asset Servicing and the Proxy Voting Service for implementation.

Public	8

APPENDIX A – Proxy Voting Guidelines

Proxy Voting Guidelines

Janus Henderson Investors will generally vote all proxies relating to portfolio securities held in client accounts for which it has been delegated voting authority in accordance with the Policy, including these Guidelines, and the implementation instructions provided to the Proxy Voting Service. Nonetheless, because proxy issues and the circumstances of individual companies are varied, there may be instances when Janus Henderson Investors may not vote in strict adherence to the Guidelines. Portfolio Management is responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and instructing votes contrary to the Guidelines where they reasonably believe that is in the best interest of clients.

Janus Henderson Investors recognizes that corporate governance systems vary a great deal between jurisdictions according to factors such as cultural issues, laws and regulations, the extent of shareholder rights, the level of dispersed ownership and the stage of development more generally. In formulating our approach to corporate governance, we are conscious that a “one size fits all” policy is not appropriate. We will therefore seek to vary our voting activities according to the local market and its standards of best practices.

While Janus Henderson Investors has attempted to address the most common issues through the Guidelines, there will be various proxy voting proposals that are not addressed by the Guidelines or that require case-by-case resolution under the Guidelines. In addition, it may not be appropriate to apply certain Guidelines to investment types such as mutual funds, exchange-traded funds, and closed-end funds, in which case Janus Henderson Investors will generally rely on the recommendation of the Proxy Voting Service unless otherwise specified in the Policy. Moreover, there may be various proxy voting proposals as to which the Proxy Voting Service does not have or provide research, analysis and recommendations. For example, the Proxy Voting Service may not provide research, analysis and recommendations for proxy voting proposals of privately-held companies. In such instances, those proposals will be referred to Portfolio Management for resolution. In exercising discretion, Janus Henderson Investors may take into consideration the information and recommendations of the Proxy Voting Service but will vote all proxies based on its own conclusions regarding the best interests of its clients.

In many cases, a security may be held by client accounts managed by multiple portfolio managers. While Janus Henderson Investors generally casts votes consistently across client accounts it manages, different portfolio managers may vote differently on the same matter in the exercise of their discretion. For example, different portfolio managers may reasonably reach different conclusions as to what is in the best interest of their clients based on their independent judgments. In addition, in rare circumstances, an individual portfolio manager may reasonably reach different conclusions as to what is in the best interests of different clients depending on each individual client account’s investment strategy or its objectives.

Directors and Boards

Janus Henderson Investors recognises the diversity of corporate governance models across different markets and does not advocate any one form of board structure. However, it also recognises there are certain key functions which are or should be common across all markets:

●	Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures;
●	Monitoring the effectiveness of the company's governance practices and making changes as needed; Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning;

Public	9

APPENDIX A – Proxy Voting Guidelines

●	Aligning key executive and board compensation with the longer-term interests of the company and its shareholders;
●	Ensuring a formal and transparent board nomination and election process;
●	Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions;
●	Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards;
●	Monitoring the quality of relationships with key stakeholders; and
●	Overseeing the process of disclosure and communications.

Boards of directors should include the number and types of qualified directors sufficient to ensure effective discharge of these responsibilities, including independent non-executive directors with appropriate skills, experience, and knowledge. The responsibilities of such non-executive directors should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole. Consistent with this principle of independence, a board of directors should generally have a non-executive chairperson.

The board of directors should establish audit, compensation, and nomination/succession committees. These should be composed wholly or predominantly of independent directors. Companies should publicly disclose the terms of reference of these committees and give an account to shareholders in an annual report or other regulatory filing of how their responsibilities have been discharged. The chairpersons and members of these committees should be appointed by the board as a whole according to a transparent procedure.

Janus Henderson Investors believes the board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each director should therefore generally stand for election on an annual basis.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Board Classification – Janus Henderson Investors will generally vote against proposals to classify boards of directors and for proposals to declassify boards of directors.

Board Size – Janus Henderson Investors will generally vote in favor of proposals to increase the size of a board of directors so long as the board would retain a majority of independent directors. Janus Henderson Investors will generally vote against proposals to decrease the size of a board of directors which are intended as anti-takeover measures.

Director Independence – Janus Henderson Investors will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Henderson Investors will generally vote in favor of proposals to separate the role of the chairman from the role of the CEO.

Director Indemnification – Janus Henderson Investors will generally vote in favor of proposals regarding director or officer indemnification arrangements provided such provisions are not deemed excessive or inappropriate.

Uncontested Elections –Janus Henderson Investors will generally vote in favor of director candidates that result in the board having a majority of independent directors and oppose director candidates that result in the board not having a majority of independent directors. After taking into consideration country-specific practices, Janus Henderson Investors will generally vote in favor of individual director candidates unless:

Public	10

APPENDIX A – Proxy Voting Guidelines

●	they attend less than 75% of the board and committee meetings without a valid excuse;

●	they ignore or otherwise fail to respond appropriately to shareholder proposals receiving majority shareholder support;

●	they are not responsive to advisory votes on executive compensation matters;

●	they fail to provide appropriate oversight of company's risk management practices;

●	they are non-independent directors and sit on the audit, compensation or nominating committees;

●	they are non-independent directors and the board does not have an audit, compensation, or nominating committee;

●	they are audit committee members and the non-audit fees paid to the auditor are excessive;

●	they are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist;

●	they serve as directors on an excessive number of boards;

●	they are compensation committee members and the company has poor compensation practices;

●	they adopt a long term poison pill without shareholder approval or make material adverse changes to an existing poison pill;

●	they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have a minimum level of female directors, and the company has not provided a sufficient explanation for its lack of gender diversity;

●	they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have any apparent racial/ethnic diversity, and the company has not provided a sufficient explanation for its lack of racial/ethnic diversity;

●	they are the chair of the responsible committee of a company that is a significant greenhouse gas emitter[3] where such company is not taking minimum steps needed to understand, assess, and mitigate risks related to climate change;

●	they amend the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders; and/or

●	the company employs a capital structure with unequal voting rights.

Contested Elections – Janus Henderson Investors will generally evaluate proposals relating to contested director candidates on case-by-case basis.

Cumulative Voting – Janus Henderson Investors will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

Auditors and Accounting Issues

Janus Henderson Investors believes boards of directors should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with auditors. Boards of directors should generally have appropriately constituted audit committees with sufficient levels of financial expertise in accordance with prevailing legislation or best practice. The audit committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects and clearly explains its accounting principles and policies. The audit committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (e.g., financial conflicts arising from the award of non-audit assignments).

3 Janus Henderson Investors will apply the same definition as used by the Proxy Voting Service.

Public	11

APPENDIX A – Proxy Voting Guidelines

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Uncontested Auditors – Janus Henderson Investors will generally vote in favor of proposals to approve external or statutory auditors and auditor compensation unless:

●	the auditor has a financial interest in or association with the company and is therefore not independent;

●	fees for non-audit services are excessive;

●	there is reason to believe the auditor has rendered an opinion which may be neither accurate nor indicative of the company's financial position;

●	the auditor is being changed without explanation; or

●	the auditor is not identified by name.

Contested Auditors – Janus Henderson Investors will evaluate proposals relating to contested auditors on a case-by-case basis.

Compensation Issues

Janus Henderson Investors believes compensation of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based compensation should be demanding. Requirements for directors and senior executives to acquire and retain company shares that are meaningful in the context of their cash compensation are also appropriate. The design of senior executives’ contracts should not commit companies to ‘payment for failure’. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions. Any share-based compensation should be subject to shareholder approval.

Companies should disclose in each annual report or proxy statement the board’s policies on executive compensation (and preferably the compensation of individual board members and top executives), as well as the composition of such compensation so that investors can judge whether corporate pay policies and practices are appropriately designed.

Broad-based employee share ownership plans or other profit-sharing programs are effective market mechanisms that promote employee participation. When reviewing whether to support proposed new share schemes, we place particular importance on the following factors:

●	The overall potential cost of the scheme, including the level of dilution;

●	The issue price of share options relative to the market price;

●	The use of performance conditions aligning the interests of participants with shareholders;

●	The holding period (i.e., the length of time from the award date to the earliest date of exercise); and

●	The level of disclosure.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Executive and Director Equity-Based Compensation Plans – Janus Henderson Investors will generally vote in favor of equity-based compensation plans unless they create an inconsistent relationship between long-term share performance and compensation, do not demonstrate good stewardship of investors’ interests, or contain problematic features. Janus Henderson Investors considers the following, non-exhaustive list of practices to be problematic and generally votes against plans or amendments to plans that:

Public	12

APPENDIX A – Proxy Voting Guidelines

●	provide for re-pricing of underwater options;

●	provide for automatic replenishment (“evergreen”) or reload options;

●	create an inconsistent relationship between long term share performance and compensation increases; and/or

●	are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices.

Janus Henderson Investors will generally vote against proposals permitting material amendments to equity-based compensation plans without shareholder approval.

Long-Term Ownership – Janus Henderson Investors will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers, and directors. These may include:

●	requiring executive officers and directors to hold a minimum amount of stock in the company;

●	requiring stock acquired through exercised options to be held for a certain period of time; and

●	using restricted stock grants instead of options.

Director and Officer Loans – Janus Henderson Investors will generally oppose proposals requesting approval of loans to officers, executives, and board members of an issuer.

Say-on-Pay – Janus Henderson Investors will generally vote in favor of annual advisory votes on executive compensation (say-on-pay frequency). Janus Henderson Investors will generally vote with management on advisory votes on executive compensation (say-on-pay) unless Janus Henderson Investors determines problematic pay practices are maintained.

Executive Severance Agreements – Janus Henderson Investors will generally evaluate proposals to approve or cancel executive severance agreements on a case-by-case basis. Janus Henderson Investors will generally vote in favor of proposals to require executive severance agreements to be submitted for shareholder approval unless the proposal requires shareholder approval prior to entering into employment contracts.

Employee Stock Option Plans (ESOP) and Stock Purchase Plans (ESPP) – Janus Henderson Investors will generally vote in favor of proposals relating to ESOPs and ESPPs unless the shares purchased through the plans are discounted more than the market norm, the shares allocated to the plans are excessive, and/or the plans contain other problematic features.

Option Expensing and Repricing – Janus Henderson Investors will generally vote in favor of proposals requiring the expensing of options. Janus Henderson Investors will generally vote against proposals providing for the repricing of options.

Capitalization, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters

Janus Henderson Investors believes all shareholders should be treated equitably. Companies’ ordinary shares should provide one vote for each share, and companies should act to ensure the owners’ rights to vote.

Any major strategic modifications to the core businesses of a company should not be made without prior shareholder approval. Equally, any major corporate changes, which in substance or effect, materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes may include but are not limited to modifications to articles or bylaws and the implementation of shareholder rights plans or so called “poison pills.”

Public	13

APPENDIX A – Proxy Voting Guidelines

We will not support proposals that have the potential to reduce shareholder rights, such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals, unless companies provide a compelling rationale for why they are in shareholder interests.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Capital Stock – Subject to local market standards, Janus Henderson Investors will generally vote in favor of proposals seeking to increase the number of shares of common or preferred stock authorized for issue unless the company does not adequately justify the need for the additional shares. Janus Henderson Investors will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend, and other rights are determined at the discretion of the board of directors when the stock is issued (“blank check stock”). Janus Henderson Investors will generally vote against proposals for different classes of stock with different voting rights.

Stock Splits – Janus Henderson Investors will generally vote in favor of proposals to split shares unless they negatively affect the ability to trade shares or the economic value of a share.

Share Issuances - Janus Henderson Investors will generally vote in favor of proposals related to share issuances with and without preemptive rights, provided that voting in favor of such proposals is consistent with local market standards, such proposals are not considered excessive in the context of the issuer and such proposals do not provide for different levels of voting rights.

Debt Issuances – Janus Henderson Investors will generally evaluate proposals regarding the issuance of debt, including convertible debt, on a case- by-case basis.

Mergers, Acquisitions and Other Significant Corporate Transactions – Janus Henderson Investors will generally evaluate proposals regarding acquisitions, mergers, related party transactions, tender offers, or changes in control on a case-by-case basis, including any related proposals such as share issuances or advisory votes on golden parachutes.

Reorganization, Restructuring and Liquidation – Janus Henderson Investors will generally evaluate plans of reorganization, restructuring and liquidation on a case-by-case basis.

Shareholder Rights Plans and Other Anti-Takeover Mechanisms – Janus Henderson Investors will generally vote against shareholder rights plans or other proposals designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are proposed in a transparent and independent fashion and designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer. This general policy supersedes any other more specific policy to the contrary.

Change in Jurisdiction of Incorporation or Organization - Janus Henderson Investors will generally vote in favor of proposals regarding changes in the jurisdiction of incorporation or organization of an issuer.

Confidential Voting – Janus Henderson Investors will generally vote in favor of proposals to provide for confidential voting and independent tabulation of voting results.

Public	14

APPENDIX A – Proxy Voting Guidelines

Supermajority Voting – Janus Henderson Investors will generally vote against proposals to provide for supermajority voting (e.g., to approve acquisitions or mergers).

Special Meetings – Janus Henderson Investors will generally vote in favor of management proposals to allow shareholders to call special meetings. Janus Henderson Investors will generally vote in favor of shareholder proposals to allow shareholders to call special meetings, unless such right is already provided at a level consistent with local best practice and the shareholder proposal would further reduce the required threshold. Such proposals will be evaluated on a case-by-case basis.

Written Consents – Janus Henderson Investors will generally vote in favor of management proposals to allow action by shareholders’ written consent. Where supported by the Proxy Voting Service, Janus Henderson Investors will generally evaluate shareholder proposals to allow action by shareholders’ written consent on a case-by-case basis; otherwise, Janus Henderson will generally vote against proposals to allow action by shareholders’ written consent.

Proxy Access – Janus Henderson Investors will generally evaluate proposals related to proxy access on a case-by-case basis.

Environmental and Social Issues

Janus Henderson Investors believes that good management of stakeholder relationships contributes to business success and long-term shareholder value. These stakeholders include not only shareholders but also employees, consumers, debtholders, business partners, neighbors, and the wider global community. Janus Henderson Investors also recognises the importance of environmental issues such as climate change and social issues such as diversity & inclusion to all these stakeholder groups.

As a fiduciary for its clients, Janus Henderson Investors is primarily concerned with the impact of proposals on a company’s performance and economic value. Janus Henderson Investors recognizes that environmental and social issues are associated with risks, costs and benefits which can have a significant impact on company performance over the short and long term. When evaluating the merits of proposals on environmental and social issues, Janus Henderson Investors will weigh the risks, costs, and benefits of supporting the proposals against those presented by alternatives, including potentially seeking similar outcomes through direct engagement activities with management. Janus Henderson Investors will generally support management proposals addressing environmental and social issues unless we identify significant weaknesses relative to market practice or peers. Janus Henderson Investors will generally support shareholder proposals addressing environmental and social issues where we identify significant areas of weakness or deficiency relative to peers and/or industry best practices or feel that management has failed to adequately respond to shareholder concerns.

Miscellaneous, Administrative and Routine Items

Janus Henderson Investors believes that management should generally have discretion to make certain types of decisions, including how to use existing capital. In addition, in certain jurisdictions, shareholder approval of certain routine or administrative matters may be required. On these types of issues, Janus Henderson Investors will generally defer to management unless it believes these decisions are not being made, or these actions are not being taken, in good faith.

Public	15

APPENDIX A – Proxy Voting Guidelines

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Dividends – Janus Henderson Investors will generally vote in favor of management proposals relating to the issuance of dividends. Janus Henderson Investors will generally evaluate shareholder proposals relating to the issuance of dividends on a case-by-case basis.

Share Repurchase Plans - Janus Henderson Investors will generally vote in favor of management proposals regarding share repurchases. Janus Henderson Investors will generally evaluate shareholder proposals relating to share repurchases on a case-by-case basis.

“Other Business” – Janus Henderson Investors will generally vote against proposals to approve “other business” when it appears as a voting item.

Designation of Exclusive Forum - Janus Henderson Investors will generally vote in favor of proposals designating an exclusive forum in federal court or Delaware state court (for companies organized in Delaware). Janus Henderson Investors will generally evaluate proposals designating an exclusive forum in other jurisdictions on a case- by-case basis.

Proposals Outside the Guidelines

For proposals outside the scope of the Guidelines or instructions otherwise provided to the Proxy Voting Service, Janus Henderson Investors will generally rely on the recommendation of the Proxy Voting Service.

Public	16

1 of 13 Proxy Voting Guidelines October 2024 Table of Contents I. Introduction .....................................................................................................................................................1 II. Board of Directors and Corporate Governance .................................................................................................2 A. Election of Directors.............................................................................................................................................2 B. Contested Director Elections................................................................................................................................3 C. Cumulative Voting Rights.....................................................................................................................................4 D. Classified Boards..................................................................................................................................................4 E. Independent Chairperson ....................................................................................................................................4 F. Majority Voting in Director Elections....................................................................................................................4 G. Proxy Access ........................................................................................................................................................4 H. Indemnification of Directors and Officers...........................................................................................................5 III. Compensation ................................................................................................................................................5 A. Equity Compensation Plans ................................................................................................................................5 B. Employee Stock Purchase Plans..........................................................................................................................6 IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote ..............................6 A. Compensation Committee..................................................................................................................................7 B. Executive Severance Agreements.......................................................................................................................8 V. Natural and Human Capital Issues....................................................................................................................8 VI. Anti-Takeover Provisions and Shareholders Rights Plans..................................................................................9 A. Shareholders Rights Plans (“poison pills”) ...........................................................................................................9 B. Shareholder Ability to Call a Special Meeting ....................................................................................................10 C. Shareholder Ability to Act by Written Consent..................................................................................................10 D. Supermajority Shareholder Vote Requirement .................................................................................................10 VII. Anti-Takeover Provisions and Director Elections............................................................................................10 VIII. Capital Structure and Incorporation .............................................................................................................10 A. Increases in Common Stock...............................................................................................................................11 B. Multi-Class Share Structures..............................................................................................................................11 C. Incorporation or Reincorporation in another State or Country .........................................................................11 IX. Shares of Fidelity Funds or other non-Fidelity Funds.......................................................................................11 X. Foreign Markets..............................................................................................................................................12 XI. Securities on Loan..........................................................................................................................................12 XII. Compliance with Legal Obligations and Avoiding Conflicts of Interest ...........................................................12 XIII. Conclusion...................................................................................................................................................12 I. Introduction These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our

2 of 13 customers’ and fund shareholders’ long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation. In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds’ investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company’s approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business. Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders. II. Board of Directors and Corporate Governance Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles. A. Election of Directors Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders. Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example: 1. The board is not composed of a majority of independent directors. 2. The board’s audit, compensation, and nominating/governance committees or their equivalents are not sufficiently independent. 3. There is no gender diversity on the board, or if a board of ten or more members has fewer than two gender diverse directors. 4. There are no racially or ethnically diverse directors on the board.

3 of 13 5. The director is a public company CEO who sits on more than two unaffiliated public company boards. 6. The director, other than a CEO, sits on more than five unaffiliated public company boards. 7. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances. While Fidelity generally considers the requirements of the relevant listing standards in determining director, board, and committee independence, we may apply more stringent independence criteria and adapt such criteria for certain foreign markets, taking into consideration listing requirements as well as differing laws, regulation, and/or practices in the relevant market. For example, Fidelity generally will find non-independent: 1. Former CEOs. 2. Company founders. 3. Directors or director family members that were employed as senior executives by the company within the past five years. Fidelity also may evaluate financial relationships, equity ownership, and voting rights in assessing the independence of director nominees. In addition, Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example: 1. The company made a commitment to modify a proposal or practice to conform to these guidelines and failed to act on that commitment. 2. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections. B. Contested Director Elections On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others: 1. Management’s track record and strategic plan for enhancing shareholder value; 2. The long-term performance of the company compared to its industry peers; and 3. The qualifications of the shareholder’s and management’s nominees.

4 of 13 Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term. C. Cumulative Voting Rights Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights. D. Classified Boards A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards. E. Independent Chairperson In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances. F. Majority Voting in Director Elections In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election. G. Proxy Access Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will

5 of 13 evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group. H. Indemnification of Directors and Officers In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below). III. Compensation Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management. A. Equity Compensation Plans Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if: 1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable. 2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis. 3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur. As to stock option plans, considerations include the following: 1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market,

6 of 13 although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus. 2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval. Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as: 1. Whether the proposal excludes senior management and directors; 2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model; 3. The company's relative performance compared to other companies within the relevant industry or industries; 4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and 5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders. B. Employee Stock Purchase Plans These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock. IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account: - The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without

7 of 13 shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation; - The alignment of executive compensation and company performance relative to peers; and - The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed. When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay. A. Compensation Committee Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner. Fidelity will oppose the election of directors on the compensation committee if: 1. The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with: a) The alignment of executive compensation and company performance relative to peers; and b) The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote. 2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation. 3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

8 of 13 a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or b) Adopted or extended a golden parachute. B. Executive Severance Agreements Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control. V. Natural and Human Capital Issues As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company if our research has demonstrated an issue is financially material to that company and the investing funds’ investment objectives and strategies. Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that: • Address a topic that our research has identified as financially material; • Provide disclosure of new or additional information to investors without being overly prescriptive; • Provide valuable information to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company’s processes and governance of the topic in question; and • Are realistic or practical for the company to comply with.

9 of 13 VI. Anti-Takeover Provisions and Shareholders Rights Plans Fidelity generally will oppose a proposal to adopt an anti-takeover provision. Anti-takeover provisions include: - classified boards; - “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights); - golden parachutes; - supermajority provisions (that require a large majority (generally between 6790%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes); - poison pills; - provisions restricting the right to call special meetings; - provisions restricting the right of shareholders to set board size; and - any other provision that eliminates or limits shareholder rights. A. Shareholders Rights Plans (“poison pills”) Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders. Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal: 1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years; 2. Is integral to a business strategy that is expected to result in greater value for the shareholders; 3. Requires shareholder approval to be reinstated upon expiration or if amended; 4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and 5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

10 of 13 Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value. B. Shareholder Ability to Call a Special Meeting Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock. C. Shareholder Ability to Act by Written Consent Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders. D. Supermajority Shareholder Vote Requirement Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder. VII. Anti-Takeover Provisions and Director Elections Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval. Fidelity will consider supporting the election of directors with respect to poison pills if: - All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended. - A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting. - It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value. VIII. Capital Structure and Incorporation These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or

11 of 13 compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects. A. Increases in Common Stock Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options. In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares. B. Multi-Class Share Structures Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value. C. Incorporation or Reincorporation in another State or Country Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests. IX. Shares of Fidelity Funds or other non-Fidelity Funds When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund’s Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.

12 of 13 X. Foreign Markets Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares. In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information. XI. Securities on Loan Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan. XII. Compliance with Legal Obligations and Avoiding Conflicts of Interest Voting of shares is conducted in a manner consistent with Fidelity’s fiduciary obligations to the funds and all applicable laws and regulations. In other words, Fidelity votes in a manner consistent with these guidelines and in the best interests of the funds and their shareholders, and without regard to any other Fidelity companies' business relationships. Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest. XIII. Conclusion Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

13 of 13 Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds. +++ Information provided in, and presentation of, this document are for informational and educational purposes only and are not a recommendation to take any particular action, or any action at all, nor an offer or solicitation to buy or sell any securities or services presented. It is not investment advice. Fidelity does not provide legal or tax advice. Before making any investment decisions, you should consult with your own professional advisers and take into account all of the particular facts and circumstances of your individual situation. Fidelity and its representatives may have a conflict of interest in the products or services mentioned in these materials because they have a financial interest in them, and receive compensation, directly or indirectly, in connection with the management, distribution, and/or servicing of these products or services, including Fidelity funds, certain third-party funds and products, and certain investment services. Views expressed are as of the date indicated, based on the information available at that time, and may change based on market and other conditions. Fidelity does not assume any duty to update any of the information. Investing involves risk, including risk of loss. Past performance is no guarantee of future results. Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917 National Financial Services LLC, Member NYSE, SIPC, 245 Summer Street, Boston, MA 02205 Fidelity Distributors Company LLC, 900 Salem Street, Smithfield, RI 02917 © 2024 FMR LLC. All rights reserved. 1120716.2.0

1 Proxy Voting Policies and Procedures EFFECTIVE AS OF JUNE 2024 Allspring Global Investments (Allspring) Stewardship As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments. Scope of Policies and Procedures In conjunction with the Allspring Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) set out how Allspring complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client. Not all clients delegate proxy voting authority to Allspring. Allspring will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which Allspring exercises no investment discretion are not voted by Allspring). With respect to the legal entities covered by the Policies and Procedures, client accounts and investment products (i.e., Trusts and series (funds) thereof, UCITS, alternative investment funds, private funds, and medium-term note programmes) of the following are included: • Allspring Global Investments, LLC • Allspring Funds Management, LLC • Allspring Global Investments (UK) Limited • Allspring Global Investments Luxembourg S.A • Allspring Global Investments (Singapore) Pte. Ltd Voting Philosophy Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of Allspring or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested. Allspring has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors. Proxy Administration Allspring’s Stewardship Team (“Stewardship”) administers the proxy voting process. The Stewardship Team is part of the Allspring Sustainability Team. Stewardship is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. Stewardship monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. Stewardship, in conjunction with the Allspring Proxy Governance Committee, reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

2 Third Party Proxy Voting Vendor Allspring has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1) Providing research on proxy matters, 2) Providing technology to facilitate the sharing of research and discussions related to proxy votes, 3) Vote proxies in accordance with Allspring’s guidelines, 4) Handle administrative and reporting items, and 5) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, Allspring retains the responsibility for proxy voting decisions. Proxy Committee Allspring Proxy Governance Committee The Allspring Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The Allspring Proxy Governance Committee shall coordinate with Allspring Compliance to monitor ISS, the proxy voting agent currently retained by Allspring, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. Allspring’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt of and review of routine performance-related reporting by ISS to Allspring and periodic onsite due diligence meetings. Due diligence meetings typically include meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The Allspring Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The Allspring Proxy Governance Committee may delegate certain powers and responsibilities to proxy voting working groups. The Allspring Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups. Members of the Allspring Proxy Governance Committee also oversee the implementation of Allspring Proxy Governance Committee recommendations for the respective functional areas in Allspring that they represent. Proxy Voting Due Diligence Working Group Among other delegated matters, the proxy voting Due Diligence Working Group (‘DDWG’), in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the DDWG escalates issues to the Allspring Proxy Governance Committee that are determined to be material by the DDWG or otherwise in accordance with these Policies and Procedures. The DDWG coordinates with Allspring’s Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities. Meetings; Committee Actions The Allspring Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of Allspring Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any working group of the Allspring Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time. The Allspring Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures. Membership Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the Allspring Proxy Governance Committee are identified in the Allspring Proxy Charter. Changes to the membership of the Allspring Proxy Governance Committee will be made only with approval of the Allspring Proxy Governance Committee. Upon departure from Allspring Global Investments, a member’s position on the Allspring Proxy Governance Committee will automatically terminate.

3 Voting Procedures Unless otherwise required by applicable law,1 proxies will be voted in accordance with the following steps and in the following order of consideration: 1. First, any voting items related to Allspring “Top-of-House” voting principles (as described below under the heading “Allspring Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the Allspring’s Top-of-House voting principles. 2 2. Second, any voting items for meetings deemed of “high importance”3 (e.g., proxy contests, mergers and acquisitions,) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance - Committee) for case-by-case review and vote determination. 3. Third, with respect to any voting items where ISS Sustainability Voting Guidelines4 provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken: a. Stewardship5 evaluates the matter for materiality and any other relevant considerations. b. If Stewardship recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance Committee) for case-by-case review and vote determination. c. If Stewardship does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines. 4. Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.6 Commitment to the Principles of Responsible Investment As a signatory to the Principles for Responsible Investment, Allspring has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, Allspring considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value. Voting Discretion In all cases, the Allspring Proxy Governance Committee (and any working group thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the Allspring Proxy Governance Committee or a working group thereof, the Allspring Proxy Governance Committee or its working group may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from 1 Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly. 2 The Allspring Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the DDWG (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination. 3 The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests, mergers,and other reorganizations. . 4 ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. 5 The Allspring Stewardship Team is part of the Sustainability Team, led by Henrietta Pacquement who reports into the Allspring Chief Investment Officer(s). 6 The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

4 the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups. Portfolio Manager and Sub-Adviser Input The Allspring Proxy Governance Committee (and any working group thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the Allspring Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or Allspring Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the DDWG who will determine, or escalate to the Allspring Proxy Governance Committee, the final voting decision. Consistent Voting The Allspring Proxy Policies and Procedures is consistently applied on the same matter when securities of an issuer are held by multiple client accounts unless there are 1) special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines) or 2) the expressed views of different portfolio management teams and Fund sub-advisers is different on particular proposals. In the latter case, the Proxy Governance Committee will work with the investment teams to gauge whether alignment can be achieved. Governance and Oversight Allspring Top-of-House Proxy Voting Principles/Guidelines. The following reflects Allspring’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. Allspring has put in place a custom voting policy with ISS to implement these voting principles. We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company. • We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc. • We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests. • Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties. • We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. • We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. • We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity,

5 and age as well as professional factors such as area of expertise, industry experience and geographic location. We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation. • We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests • We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. • We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote. • We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general, we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination. • We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general, we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others. Closed-End Funds We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in these Policies and Procedures. We believe that the distinctive structure of CEFs can provide important benefits to investors but leaves CEFs uniquely vulnerable to short-term oriented activist investors. Thus, to protect the interests of their shareholders, many CEFs have adopted measures to defend against attacks from activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views and voting in accordance with the best interests of shareholders. Practical Limitations to Proxy Voting While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs). Securities on Loan As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the investment products, if the Allspring Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending

6 revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting. Share Blocking Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking. Conflicts of Interest We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. Allspring acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise. Conflicts of interest are identified and managed through a strict and objective application of these Policies and Procedures. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates have other relationships with the issuer of the proxy (e.g. the issuer may be a corporate pension fund client of Allspring). This type of conflict is generally mitigated by the information barriers between Allspring and its affiliates and our commitment as a fiduciary to independent judgement. However, when the Allspring Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the Allspring Proxy Voting Policies and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods: 1. Instructing ISS to vote in accordance with its recommendation; 2. Disclosing the conflict to the relevant Board and obtaining its consent before voting; 3. Submitting the matter to the relevant Board to exercise its authority to vote on such matter; 4. Engaging an independent fiduciary who will direct the vote on such matter, 5. Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest, 6. Voting in proportion to other shareholders ("mirror voting") following consultation with the relevant Board if the conflict pertains to a matter involving a portfolio holding of the funds; or 7. Voting in other ways that are consistent with Allspring’s obligation to vote in the best interests of its clients. Finally, Allspring is a privately-owned company and one of our owners is GTCR which owns other companies as well known as Affiliates. The Allspring Regulatory Compliance team maintains the GTCR Affiliates list and publishes an updated list quarterly. Since the Affiliates may issue publicly traded stock and hold regular proxy meetings, Allspring manages this potential conflict of interest by defaulting all proxy voting in the affiliates to the ISS recommendations. Allspring has no influence attributed to the decisions or the voting elections. Vendor Oversight The Stewardship Team monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc. With respect to ISS’s management of its potential conflicts of interest with corporate issuers, ISS provides institutional clients such as Allspring with its “Policy and disclosure of Significant ISS Relationships” and tools to provide transparency of those relationships.

7 Other Provisions Policy Review and Ad Hoc Meetings The Allspring Proxy Governance Committee meets at least annually to review these Policies and Procedures and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Head of Stewardship, any member of the Allspring Proxy Governance Committee, or Chief Compliance Officer. The Allspring Proxy Governance Committee includes representation from Portfolio Management, Stewardship, Investment Analytics, Legal and Compliance. Records Retention The Stewardship Team will maintain the following records relating to the implementation of the Policies and Procedures: • A copy of these Policies and Procedures; • Proxy statements received for client securities (which will be satisfied by relying on ISS); • Records of votes cast on behalf of investment products and separate account clients (which ISS maintains on behalf of Allspring); • Records of each written client request for proxy voting records and Allspring’s written response to any client request (written or oral) for such records; and • Any documents prepared by Allspring or ISS that were material to making a proxy voting decision. Such proxy voting books and records shall be maintained at an office of Allspring in an easily accessible place for a period of six years. Compliance with Regional Regulations and Client Delegation Arrangements U.S. Regulation These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940 as they relate to Allspring Global Investments, LLC and Allspring Funds Management, LLC. Proxy voting records with respect to certain shareholder advisory votes on executive compensation (or say-on-pay votes) will be disclosed on Form N-PX starting in 2023 by Allspring’s registered investment advisers, as required by Rule 14Ad-1 under the Securities Exchange Act of 1934. Proxy voting records for Allspring’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”). E.U. Regulation These Policies and Procedures have been established, implemented and maintained, as they apply to Allspring Global Investments Luxembourg S.A. (“Allspring Luxembourg”) and Allspring Global Investments (UK) Limited, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (SEF II) and the COBS 2.2B SRD requirements in the UK FCA Handbook. Specific to Allspring Luxembourg, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698. Disclosure of policies and procedures A summary of these Policies and Procedures are disclosed on Allspring’s website. In addition, Allspring will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of Allspring’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail. Disclosure of proxy voting results Allspring will provide to clients proxy statements and any records as to how Allspring voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call Allspring at 1-866-259-3305 or e-mail: allspring.clientadministration@allspring-global.com to request a record of proxies voted on their behalf.

8 Allspring will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, Allspring has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted. Approved by the Allspring Proxy Governance Committee: June 13, 2024

J.P. Morgan Investment Management Inc.

Proxy Voting Procedures and Guidelines

SUB-ADVISOR PROXY VOTING PROCEDURES AND GUIDELINES

(April 2024)

J.P. Morgan Investment Management Inc. (Sub-Adviser), as an investment sub-adviser to the Fund, has been granted the authority to vote the proxies of any voting securities held in the Fund’s portfolio. In voting proxies, the Sub-Adviser’s objective is to vote proxies in the best interests of its clients. To ensure that the proxies of portfolio companies are voted in the best interests of the Fund, the Fund’s Board of Trustees has adopted the Sub-Adviser’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues for the Fund.

The Sub-Adviser and its affiliated advisers (“JPMAM”) are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. The Sub-Adviser has adopted a separate set of Guidelines that covers the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (“EMEA”), (3) Asia (ex-Japan) and (4) Japan.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value consistent with the Fund's objectives and strategies. As a general rule, in voting proxies of a particular security, the Sub-Adviser will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that the Sub-Adviser has encountered globally, based on many years of collective investment management experience.

To oversee the proxy voting process on an ongoing basis, JPMAM has established a proxy committee (“Proxy Committee”) for each global location where proxy voting decisions are made. Each Proxy Committee is composed of members and invitees including a proxy administrator (“Proxy Administrator”) and senior officers from among the investment, legal, compliance, and risk management departments. The primary functions of each Proxy Committee include: (1)  reviewing and approving the Guidelines annually; (2) providing advice and recommendations on general proxy voting matters as well as on specific voting issues to be implemented by the SubAdviser; and (3) determining the independence of any third-party vendor to which it has delegated proxy voting responsibilities (such as, for example, delegation when the Sub-Adviser has identified a material conflict of interest) and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities.

The Guidelines are proprietary to the Sub-Adviser and reflect the Sub-Adviser’s views on proxy voting matters as informed by its investment experience and research over many years of proxy voting. Certain guidelines are prescriptive (“Prescribed Guidelines”) meaning they specify how the Sub-Adviser will vote a particular proxy proposal except where the Sub-Adviser, pursuant to its procedures, determines to vote in a manner contrary to its Prescribed Guidelines also known as an “Override”. Other guidelines contemplate voting on a case-by-case basis. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. Individual company facts and circumstances vary. In some cases, the Sub-Adviser may determine that, in the best interest of its clients, a particular proxy item should be voted in a manner that is not consistent with the Prescribed Guidelines. Where the Sub-Adviser chooses to vote in a manner contrary to its Prescribed Guideline (an “Override”) or where the Proxy Administrator determines that such vote requires further escalation to certain portfolio management teams (“escalated votes”), the procedures include a review and, for certain votes, an attestation process. These processes are designed to identify actual or potential material conflicts of interest (between a Fund on the one hand, and the Fund’s Sub-Adviser or an affiliate, on the other hand), ensure that relevant personnel were not in possession of material non-public information (“MNPI”), and ensure that the proxy vote is cast in the best interests of the Fund.

In order to maintain the integrity and independence of the Sub-Adviser’s investment processes and decisions, including proxy voting decisions, and to protect the Sub-Adviser’s decisions from influences that could lead to a vote other than in the Funds’ best interests, JPMC (including the Sub-Adviser) has adopted policies and procedures that (i) address the handling of conflicts, (ii) establish information barriers, and (iii) restrict the use of MNPI. Material conflicts of interest are further avoided by voting in accordance with the Sub-Adviser’s Prescribed Guidelines. A material conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for a J.P. Morgan Fund, or when the Proxy Administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party using its own guidelines; provided, however, that the SubAdviser’s investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMorgan Chase affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. The applicable proxy committee shall review the Exception Request and shall determine whether the Sub-Adviser should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.

Depending on the nature of the conflict, the Sub-Adviser may elect to take one or more of the following measures or other appropriate action: removing certain Sub-Adviser personnel from the proxy voting process or “walling off” personnel with knowledge of the conflict to ensure that such personnel do not influence the relevant proxy vote; voting in accordance with the applicable Prescribed Guidelines, if any, if the application of the Prescribed Guidelines would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to an independent third party, in which case the proxy will be voted by the independent third party in accordance with its own determination. In the event that the portion of the Fund managed by the Sub-Adviser, in the aggregate with other funds managed by JPMIM, holds more than 25% of the outstanding voting securities of an open-end registered investment company or registered unit investment trust that is not managed by JPMIM (a “Non-J.P. Morgan Fund”), the Fund will vote its respective securities in a Non-J.P. Morgan Fund in the same proportion as the vote of all other holders of such securities.

The following summarizes some of the more noteworthy types of proxy voting policies of the North America Guidelines:

The Sub-Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) adopt or renew a poison pill without shareholder approval; (c) are affiliated outside directors who serve on audit, compensation or nominating committees or are affiliated outside directors and the full board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) are insiders and affiliated outsiders on boards that are not at least majority independent except, in the case of controlled companies, vote for non-independent directors who serve on committees other than the audit committee; or (f) are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) or for all other directors who serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Sub-Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls. Votes generally are also withheld from directors when there is a demonstrated history of poor performance or inadequate risk oversight or when the board adopts changes to the company’s governing documents without shareholder approval if the changes materially diminish shareholder rights. Votes generally will be withheld from board chair, lead independent directors, or governance committee chairs of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation. In addition, the Sub-Adviser generally votes against the chair of the nominating committee if one or more directors remain on the board after having received less than majority of votes cast in the prior election.

The Sub-Adviser votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

The Sub-Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

The Sub-Adviser votes against proposals for a super-majority vote to approve a merger.

The Sub-Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

The Sub-Adviser considers vote proposals with respect to compensation plans on a caseby-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies. Other matters included in the analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

The Sub-Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.

The Sub-Adviser generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, the Sub-Adviser votes on a case by case basis.

The Sub-Adviser supports board refreshment, independence, and a diverse skill set for directors as an important part of contributing to long-term shareholder value. The SubAdviser expects its investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards and further development of sound governance and risk oversight. As with all proxy votes, the Sub-Adviser seeks to vote in each Fund’s best interests to enhance long-term shareholder value. The Sub-Adviser will utilize its voting power to bring about change where boards are lagging in gender and racial/ethnic diversity. The Sub-Adviser will generally vote against the chair of the Nominating Committee when the issuer does not disclose the gender and racial and ethnic composition of the board, with adequate diversity data considered as adequate in instances where individual directors do not wish to disclose personal identification. The Sub-Adviser will also generally vote against the chair of the Nominating Committee when the issuer lacks any gender diversity or any racial/ethnic diversity unless there are mitigating factors such as recent retirement of relevant directors, a relatively new public company, and an ongoing search for a director.

The Sub-Adviser reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.

The following summarizes some of the more noteworthy types of proxy voting policies of Section 12 Social and Environmental Issues from the North America Guidelines:

The Sub-Adviser generally encourages a level of reporting on environmental matters that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance. In general, the Sub-Adviser supports management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.

In evaluating how to vote environmental proposals, key considerations may include, but are not limited to, issuer considerations such as asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations; cash deployments; cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs; corporate behavior of the company; demonstrated capabilities of the company, its strategic planning process, and past performance; current level of disclosure of the company and consistency of disclosure across its industry; and whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework. The Sub-Adviser may also consider whether peers have received similar proposals and if so, were the responses transparent and insightful; would adoption of the proposal would inform and educate shareholders; and have companies that adopted the proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company; does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices; and does the proposal create the potential for unintended consequences such as a competitive disadvantage.

The Sub-Adviser votes against the chair of the committee responsible for providing oversight of environmental matters and/or risk where the Sub-Adviser believes the company is lagging peers in terms of disclosure, business practices or targets. The SubAdviser also votes against committee members, lead independent director and/or board chair for companies that have lagged over several years.

With regard to social issues, among other factors, the Sub-Adviser considers the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

The Sub-Adviser expects boards to provide oversight of human capital management which includes the company management of its workforce, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record and health and safety. As an engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities and deliver shareholder returns, the SubAdviser will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, and release of EEO-1 or comparable data where such disclosure is deemed by the Sub-Adviser as inadequate.

Non-U.S. Guidelines. The following summarizes some of the more noteworthy types of proxy voting policies of the EMEA, Asia (Ex-Japan) and Japan Guidelines (collectively, “NonU.S. Guidelines”):

Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Sub-Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the subcustodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Sub-Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. The Sub-Adviser also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.

The Non-U.S. Guidelines reflect the applicable region’s corporate governance or stewardship codes with respect to corporate governance and proxy voting. For example, JPMAM is a signatory to the UK Stewardship Code 2020 and believes that its existing stewardship policies meet the standards required under the Code. Additionally, for example, the EMEA Guidelines for UK companies are based on the revised UK Corporate Governance Code. If a portfolio company chooses to deviate from the provisions of the UK Corporate Governance Code, the Sub-Adviser takes the company’s explanation into account as appropriate, based on the Sub-Adviser’s overall assessment of the standards of corporate governance evidenced at the company. For Continental European markets, the Sub-Adviser expects companies to comply with local Corporate Governance Codes, where they exist. In markets where a comparable standard does not exist, we use the EMEA Guidelines as the primary basis for voting, while taking local market practice into consideration where applicable. The Japan Guidelines reflect the 2020 revisions to the Japanese Stewardship Code. Likewise, the Asia (Ex-Japan) Guidelines endorse the stewardship principles promoted by different regulators and industry bodies in the region including the Singapore Stewardship Principles for Responsible Investors supported by Monetary Authority of Singapore and Singapore Exchange, the Principles for Responsible Ownership issued by the Securities and Futures Commission in Hong Kong, and the Principles of Internal Governance and Asset Stewardship issued by the Financial Services Council of Australia.

Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Sub-Adviser pays particular attention to management’s arguments for promoting the prospective change.

The Non-U.S. Guidelines encourage transparency and disclosure with respect to remuneration reporting as well as processes and policies designed to align compensation with the long-term performance of portfolio companies.

In particular, the EMEA Guidelines indicate that the remuneration policy as it relates to senior management should ideally be presented to shareholders for approval with such votes normally occurring every third year. In addition, the EMEA Guidelines describe information that the Sub-Adviser expects to be included in remuneration reports including disclosure on amounts paid to executives, alignment between company performance and pay out to executives, disclosure of, among other things, variable incentive targets, levels of achievement and performance awards, information on the ratio of CEO pay to median employee pay.

With respect to the Japan Guidelines, the voting decision will be made taking into account matters such as recent trends in the company’s earnings and performance, with the expectation that companies will have a remuneration system comprised of a reasonable mix of fixed and variable (based on short term and medium to long term incentives) compensation. Such Guidelines also support the introduction of clawback clauses in order to prevent excessive risk taking which can negatively impact shareholder value and excessive pay.

Where shareholders are able to exercise a binding vote on remuneration policies, the Asia (Ex-Japan) Guidelines reflect the Sub-Adviser’s belief that such polices should stand the test of time. The Asia (Ex-Japan) Guidelines further encourage companies to provide information on the ratio of CEO pay to median employee pay and to explain the reasons for changes to the ratio as it unfolds year by year. The Asia (ExJapan) Guidelines also highlight information that companies should have with regard to gender pay gaps and indicate how this issue is being addressed.

The Sub-Adviser is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, under the EMEA Guidelines, the Sub-Adviser will generally vote to encourage the gradual phasing out of tiered board structures, in favor of a unitary board structure. However, since tiered Boards are still very prevalent in markets outside of the United Kingdom, the Non-U.S. Guidelines do not mandate a unitary board structure and local market practice will always be taken into account.

The Sub-Adviser will use its voting powers to encourage appropriate levels of board independence and diversity as an important part of contributing to long-term shareholder value, taking into account local market practice.

In particular, the EMEA Guidelines indicate that the Sub-Adviser expects boards to have a strategy to improve female representation in particular. The EMEA Guidelines generally support the target of one-third of board positions being held by women, as recommended by the UK Government’s Women on Boards Report, the Davies Review and the FTSE Women Leaders Review (formerly the HamptonAlexander Review).

The Japan Guidelines include provisions on board diversity and indicate that the Sub-Adviser believes directors with diverse backgrounds should make up a majority of a board over time. The Japan Guidelines provide that the current policy is to vote against the election of the representative directors, such as the president of the company, if there is only one or no female directors (at least 30% gender diversity before 2030).

The Asia ex Japan Guidelines reflect, as a minimum standard for all Asia ex Japan markets, that JPMAM would expect no single-gender boards and that such boards would have 25% gender diverse representation before 2025, with 30% gender diverse representation or such higher amounts as reflected by local market practice before 2030.

The Sub-Adviser will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

The Sub-Adviser will vote in favor of increases in capital which enhance a company’s long-term prospects. The Sub-Adviser will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Sub-Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

The Sub-Adviser will vote in favor of proposals which will enhance a company’s longterm prospects. The Sub-Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

The Sub-Adviser will generally vote against anti-takeover devices.

The Sub-Adviser considers social or environmental issues on a case-by-case basis under the Non-U.S. Guidelines, keeping in mind at all times the best economic interests of its clients. With respect to environmental proposals, the Non-U.S. Guidelines indicate that good corporate governance policies should consider the impact of company operations on the environment and the costs of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of cleanups and repairs), consumer preferences and capital investments related to climate change. The Non-U.S. Guidelines further encourage a level of environmental reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance. With regard to social issues, among other factors, the SubAdviser considers the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provided, and whether the proposal would result in a competitive disadvantage for the company.

North American and Non-U.S. Guidelines. The following describes certain elements that are common to the North America and Non-U.S. Guidelines:

● The North America and Non-U.S. Guidelines note that, in certain markets, by-law changes have taken place to allow a company to hold virtual or hybrid general shareholder meetings and reflect that general shareholder meetings should be fair, constructive and foster dialogue between company management and shareholders. In principle, the SubAdviser is supportive of proposals allowing shareholder meetings to be convened by electronic means so long as the flexibility in the format of the meetings contributes to enhancing access to the meetings and where shareholder participation rights are protected, regardless of whether physical or virtual.

● The North America and Non-U.S. Guidelines include climate risk guidelines due to the Sub-Adviser’s view that climate change has become a material risk to the strategy and financial performance of many companies. The Sub-Adviser may vote against directors of companies, that, in the Sub-Adviser’s opinion, face material climate-related transition or asset risks, where such disclosures are not available or where we believe such disclosures are not meaningful. To provide shareholders with meaningful disclosures on how the company is addressing risks related to climate change, the Sub-Adviser encourages disclosure aligned with the reporting framework developed by the Task Force on Climate related Financial Disclosures (“TCFD”). In addition, for companies in industries where the Sub-Adviser believes climate change risks pose material financial risks, the Sub-Adviser encourages more comprehensive reporting including scenario analysis to help under the resilience of a company’s strategy and disclosures of Scope 1 and 2 greenhouse gases (“GHG”) emission targets, where decarbonization of a company’s operations and purchased energy has been identified by the company as a key part of a company’s strategy to manage climate change risks. In addition, for companies who have chosen to set longterm net zero targets, the Sub-Adviser encourages the company to make disclosures including scope of emissions included in such targets in order to allow the Sub-Adviser to evaluate the long-term credibility of transition plans. The Sub-Adviser may vote for shareholder resolutions requesting information where disclosure is unavailable or not meaningful.

Securities Lending

Proxies for securities that are out on loan normally cannot be voted, as title passes to the borrower of the securities. The Sub-Adviser is not involved in a Fund’s securities lending arrangements as it is not a party to a securities lending agreement involving the Fund and does not make the decision to lend a Fund’s securities. As a result, to the extent that a Fund engages in securities lending, the Sub-Adviser’s proxy voting responsibilities do not include recalling securities to vote proxies for securities that have been lent by the Fund.

Proxy voting policy Head of Corporate Governance December 2023

1 1. Executive Summary This is a global policy which sets out our approach to proxy voting. Voting rights are an important part of the value attached to the ownership of shares. Where Schroders has the authority to vote on a fund or institutional client’s behalf, voting decisions must always be conducted in the client’s best interest. How we vote our proxies is guided by our global and regional voting guidelines (see section 4.1.2 and 5). This policy and our guidelines are designed to ensure our alignment to regulatory requirements around the world, including those relating to stewardship codes, including the UK Stewardship Code. For the purposes of this policy, ‘Corporate Governance teams’ includes any team that have designated authority for proxy voting for publicly quoted equities. 2. Why is it necessary? We conduct proxy voting in relation to publicly quoted equities where we are authorised to vote on our clients’ behalf, in line with any contractual and fiduciary obligations. We disclose our voting record for each client to them and disclose our aggregate voting record publicly. This policy describes the controls that we have in place to ensure that we discharge our responsibilities appropriately. 3. Scope This policy applies to all votes on publicly quoted equities managed by Schroder entities except those set out below. Out of Scope Rationale Any votes where a client has retained the ability to vote in their shares in any publicly quoted company. The client has retained voting rights over these shares. Any votes where a client has directed to vote in a certain way. For certain clients we have agreed to enable them to vote on certain resolutions in line with their specific instructions that may differ from how Schroders chooses to vote. 4. Policy requirements This section describes the key policy requirements. 4.1 Policy Requirements 4.1.1 Schroders must vote on all shares in publicly quoted equities except as described below. Schroders must vote on all of its clients’ shares covered by this policy, except in the following very limited circumstances: • Where there are share blocking requirements over the shares and the Investment team considers that the ability to trade the shares is more important than the ability to vote, it may elect not to do so. In this case the relevant Corporate Governance team must be consulted and must approve this decision.

2 • Where the relevant Corporate Governance team considers that costs associated with voting the shares (for example, the financial and/or administrative cost of providing additional documentation) may outweigh the value of the ability to vote. • Where there are physical barriers to voting and/or timing issues. For example, where Schroders proxy voting provider has not provided an electronic means to vote or has not provided their research (which enables Schroder to vote) more than one UK business day before the voting cut off 4.1.2 All voting must be conducted as per the global and regional voting guidelines Schroders Global voting guidelines are published internally and can be found here. The Global voting guidelines set the minimum standards to be applied and are supported by regional guidelines, where applicable, which provide specific guidance on how to apply these locally. All voting must be conducted in line with these guidelines except in the circumstances listed in section 4.1.1. Global and regional voting guidelines are reviewed at least annually by regional governance committees, with any material changes agreed with Compliance. 4.1.3 Corporate Governance teams are responsible for conducting the voting on shares covered by this policy Corporate Governance teams must discuss and agree with the relevant Investment teams how to vote with respect to each issuer’s shares covered by this policy with reference to the applicable voting guidelines, and any discussion or other engagement with each company. Once agreement is reached, the relevant Corporate Governance team is responsible for voting accordingly. 4.1.4 Schroders must have the ability to conduct all voting electronically All voting must be conducted via the electronic voting platform provided by Schroders proxy voting provider, unless where there are specific operational reasons not to do so or Schroders attends the meeting in person. The Corporate Governance teams are responsible for ensuring that all shares covered by this policy are available on Schroders proxy voting provider’s voting platform, once they have been notified by the client group that Schroders has a voting mandate for publicly quoted equities. The Corporate Governance teams are responsible for conducting periodic reviews of public equity mandates to ensure that all mandates to be covered by this Policy are set up and maintained on the chosen voting platform. 4.1.5 Voting escalation process Where agreement on how to vote the shares cannot be reached between the relevant Corporate Governance team and the relevant Investment team(s): • The Corporate Governance team and the Investment team will both write a memo setting out their views on the resolution, how they believe the shares should be voted and the rationale; • The Corporate Governance team shall convene a meeting (electronic or physical) between the disagreeing parties and the Co-Head of Investment and Head of Equities who will adjudicate and make a decision on how to vote the shares. • The Corporate Governance team will document this decision in writing and vote the shares in accordance with the decision. For the avoidance of doubt, Schroders is not required to follow any recommendations made by its proxy voting provider, provided as part of its research.

3 4.1.6 Conflicts of interest Schroders is responsible for monitoring and identifying situations that could give rise to a conflict of interest, including those that could give rise to a conflict of interest when voting at company meetings. Those responsible for monitoring and identifying situations that could give rise to a conflict of interest are responsible for informing the Corporate Governance team of any potential conflicts in accordance with Schroders Group Conflicts of Interest Policy. Where a potential conflict is identified with respect to a fund or client on whose behalf the Corporate Governance team is voting, or the company being voted on, we will typically follow the standard voting recommendations of Schroders proxy voting provider. Examples of potential conflicts include, but are not limited to: • Where the company in question is a significant client, or part of the same group, as a significant client of Schroders • Where the Schroders’ employee making the voting decision is a director of, significant shareholder of, or has a position of influence at the company in question • Where60 a Schroders plc director or senior manager is a director of the company in question • Where Schroders plc or an affiliate is a shareholder of the company being voted on • Where there is a conflict of interest between one client and another or there is a pressure to vote in a particular way due to a client request • Where the Corporate Governance team votes on Schroders plc resolutions There may be scenarios where it is in the best interest of the client to override the recommendations of Schroders proxy voting provider. In such scenarios, Schroders will obtain approval for the decision from Schroders’ Head of Equities (or other relevant asset class), or his or her alternate, with the reason for such a vote being recorded in writing. Where a director of Schroders plc is also a director of an investee company, Schroders’ Global Head of Equities, or his or her alternate, will approve the voting recommendations for all resolutions at that investee company’s shareholder meetings with the reason for such a vote being recorded in writing. In cases where a recommendation from Schroders proxy voting provider is not available, Schroders will vote in what it considers to be the best interests of clients. 4.1.7 Corporate actions In the case of mergers, acquisitions or similar corporate actions where a fund or client holds investments in both the target and the acquirer, Schroders will always act in the best interests of its clients based on the information available at the time. There may be other instances where different funds or clients, managed by the same or different Schroders fund managers, hold stocks on either side of a transaction. In these cases, the Fund Managers will each vote in the best interests of their respective clients. The Corporate Governance team will execute the votes on the instruction of the relevant Investment team(s). 4.1.8 Oversight of voting Oversight of voting is described in the proxy voting framework document, a hyperlink to which can be found in Section 5.

4 4.1.9 Record Keeping Schroders voting records can be found here. 5. Where can I get more information? Please direct any queries to simproxyvoting@schroders.com Other policies relevant to this policy are: – Conflict of Interest policy – Institutional Client Take-on policy 6. Ownership Ownership Policy owner Head of Corporate Governance Department Active Ownership Team 7. Disclaimer This policy has been prepared for internal use by the Schroder Group. Its application to the Schroder Group’s activities and businesses may be subject to exceptions and derogations, either on a general or an individual basis, and may vary depending on the business and country. It is also subject to change and revision at any time. Where the Schroder Group has provided a copy of the policy to external third parties, no warranty or representation is given that the policy will be complied with in any particular case. The contents of the policy are strictly confidential and should not be passed onto third parties or otherwise communicated or published in any way whatsoever without the prior written consent of the Schroder Group.

Lord, Abbett & Co. LLC

Proxy Voting Policy

February 2024

The information contained herein is the property of Lord Abbett and may not copied, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) outside of Lord Abbett without prior written permission.

Contents

Proxy Voting Policies		3

●	Sustainability	3

●	Board of Directors	5

●	Compensation and Benefits	7

●	Shareholder Rights	8

●	Corporate Matters	10

●	Auditors	10

Proxy Voting Process		11

●	Overview	11

●	Retention and Oversight of Proxy Service Provider	11

●	Conflicts of Interest	12

●	Securities Lending	13

●	Shareholder Resolutions	13

●	Share Blocking	13

2

Proxy Voting Policies

Under the Investment Advisers Act of 1940, as amended, Lord Abbett acts as a fiduciary that owes each of its clients’ duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client including the Lord Abbett Family of Funds, Lord Abbett Global Funds I plc, and Lord Abbett Global Funds II (collectively, the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. We view proxy voting as a critical form of engagement and evaluate all proxy proposals based on their potential effects on our clients’ long-term financial interests. We also incorporate vote themes into our ongoing engagement with issuers. Set forth below are the policies and principles we apply in voting proxies on our clients’ behalf.

Sustainability

Proposals related to sustainability issues are typically initiated by shareholders and request that a company disclose certain information or change certain business practices. Lord Abbett will vote for proposals related to material sustainability factors when they have the potential to create long-term shareholder value, seek useful disclosure, or mitigate risk. We will vote against proposals we believe are unduly burdensome or which impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders.

We evaluate proposals involving sustainability matters on a case-by-case basis, understanding that sustainability risks and opportunities can vary greatly by industry and company. As a result, we may vote similar proposals differently based on the particular facts and circumstances. When voting on sustainability matters, we pay particular attention to the financial materiality of the topics, controversial issues, as well as instances where management has failed to take corrective actions with respect to an issue.

Environment

As investors, we recognize that risks and opportunities associated with environmental factors, including climate and biodiversity, can be material to a company’s long-term financial health. We incorporate considerations of such risks and opportunities into our investment process and we encourage companies to publicly disclose information relevant to understanding these risks and opportunities.

Lord Abbett will vote proposals relating to environmental matters on a case-by-case basis. In evaluating these proposals, we consider materiality and risk and return potential as well as a company’s governance framework, current disclosures, peer disclosures, engagement, related controversies, and environmental commitments, among other factors.

Inclusivity

We believe that organizations with inclusive environments that embrace diversity of thought, background, and experience are more successful in attracting and retaining talent and generally more agile, more impactful, and better prepared for an evolving market landscape.

Given the importance of inclusivity, Lord Abbett encourages companies to have clear diversity policies and strategies in place to facilitate inclusivity within their organizations, as well as a broader range of stakeholders, including local and global communities. Lord Abbett also encourages the disclosure of workforce diversity metrics consistent with data provided on EEO-1 reports or other comparable data and will generally support proposals requesting disclosure of these metrics.

3

In evaluating proposals related to inclusivity, Lord Abbett will consider current company disclosures, peer disclosures, engagement, and related controversies, among other factors.

Well-Being

Lord Abbett believes that companies that nurture well-being among the workforce – physical, emotional, and financial – as a mindset, skill, and measurable strategic priority, will build more resilient workforces that are more likely to contribute to the long-term financial success of the company and to a strong global economy. Lord Abbett believes companies should implement strategies and governance structures to facilitate well-being and disclose existing initiatives.

Lord Abbett encourages companies to articulate the role that they play in fostering well-being within their organization. Lord Abbett generally supports proposals requesting disclosure of employee well-being initiatives and related metrics.

In evaluating proposals related to well-being, Lord Abbett will consider current company disclosures, peer disclosures, engagement, and related controversies, among other factors.

Human Rights

Lord Abbett encourages companies to comply with the principles laid out by the U.N. Global Compact Initiative, specifically the principles focused on labor and human rights. We agree with the principles that businesses should uphold the freedom of association and the effective recognition of the right to collective bargaining, the elimination of all forms of forced labor, the effective abolition of child labor, and the elimination of discrimination in respect of employment.

We believe it is important to consider the human rights impact that companies can have on employees, such as through the supply chain and within their communities, as well as consumers, through the products and services they provide. We call on companies to support and respect the protection of internationally proclaimed human rights and ensure that they are not complicit in human rights abuses.

In evaluating proposals related to human rights, Lord Abbett will consider current company disclosures, peer disclosures, engagement, and related controversies, among other factors.

Governance

Investors and businesses have benefited from positive changes in corporate governance. Shareholders have taken a more active role in businesses in which they invest, and companies are communicating more with shareholders. Companies are more conscious of the need for transparent and effective governance policies, and there has been progress in the evolution of these practices. Companies with a principled governance approach are better positioned to manage the risks inherent in business and recognize opportunities that help deliver sustainable growth and returns for shareholders. In formulating our approach, we are focused on best practice standards for governance, including industry approved frameworks and guidance. Given the materiality of certain sustainability factors, we also believe that companies should formalize oversight of sustainability within their governance structures through board and management level committees.

Political Contributions and Lobbying

Lord Abbett recognizes that companies may participate in the political process within legal limits to help shape public policy consistent with a company’s strategy. While Lord Abbett understands the rationale for involvement in certain political activities, we encourage transparency in the process to help stakeholders evaluate potential risks that may impact returns; specifically, Lord Abbett encourages the disclosure of oversight mechanisms related to political contributions and lobbying processes, including board oversight.

4

Lord Abbett will vote proposals related to political contributions and lobbying on a case-by-case basis. In evaluating these proposals, Lord Abbett will consider the current level of disclosure, peer disclosure, previous litigation or controversies, the consistency between a company’s public statements on issues and the nature of its lobbying activity, engagement, and reputational or legal risks, among other factors.

Board of Directors

The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. In evaluating the candidacy of a director nominee to the board of a company, Lord Abbett will consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees, including diversity of talent from many backgrounds; (3) whether the nominee is independent of the company’s management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the total number of outside board positions held by the nominee; (7) the nominee’s investment in the company; (8) the company’s long-term performance relative to a relevant market index; and (9) takeover activity. Lord Abbett may withhold votes for some or all a company’s director nominees on a case-by-case basis. In evaluating an audit, nominating, governance, or compensation committee nominee’s candidacy, Lord Abbett will consider additional factors related to the specific committee’s oversight responsibilities.

Board Composition

Competent boards add value and represent shareholders’ perspectives effectively during board deliberations. Companies with effective boards have a competitive advantage, as boards provide invaluable oversight and actively contribute to critical management choices that bolster long-term financial performance. With this in mind, Lord Abbett believes companies that draw from a larger pool of perspectives and attract, inspire, and retain a diversity of talent from many backgrounds are better positioned for long-term, sustainable success. We encourage boards to periodically assess director qualifications and skills to ensure relevant experience and diverse perspectives are represented.

Lord Abbett encourages companies with less than 30% gender diversity on their boards to articulate a plan to increase board diversity, and at times, we will actively partner with companies through engagement to encourage and monitor progress. Lord Abbett will generally vote for the nominating committee or other relevant directors if there is more than 20% gender diversity on the board or the board has articulated a plan to further diversify board membership.

Lord Abbett will also generally vote for the nominating committee or other relevant directors at companies in the Russell 3000, S&P 1500, and FTSE 100 indices if there is racial or ethnic diversity represented on the board.

Lord Abbett values transparency and believes that reliable and consistent information is necessary to make informed investment decisions. To that end, Lord Abbett strongly encourages the reporting of board diversity metrics, including skills, experience, and tenures of director nominees, as well as gender, racial and ethnic diversity, in a clear, consistent manner, and will treat a lack of disclosure as an indication that the board lacks diversity.

5

Lord Abbett will consider our engagement history with a company and vote on proposals related to board diversity on a case-by- case basis taking into consideration if the company has articulated a plan for advancing diversity on the board.

Overboarding

Lord Abbett believes that director nominees should be able to dedicate sufficient time to each of the companies they represent to fully execute their board oversight responsibilities. We believe it is important that directors not be “overboarded” to avoid excessive time-commitments and provide consistent contributions to all boards on which they serve. Lord Abbett may vote against directors that we deem to be “overboarded” and will consider voting against director nominees if they sit on more than five public company boards, or if they are an active executive who sits on more than two outside public company boards.

Governance Structure

Lord Abbett may consider a vote against certain director nominees at companies that have material governance shortcomings, including those implemented at the time of IPO, with no articulated plan to sunset certain provisions. Governance shortcomings may include dual-class voting structures, classified boards, or supermajority vote standards, among others.

Sustainability Oversight

Lord Abbett believes that boards should maintain oversight over material sustainability risks and opportunities, and clearly articulate board and committee responsibilities related to material sustainability matters. Lord Abbett may consider a vote against certain director nominees at companies that have material sustainability shortcomings that could negatively impact long-term shareholder value and that the company and its board have failed to address.

Majority Voting

Lord Abbett generally favors a majority voting standard, under which director nominees are elected by an affirmative majority of the votes cast. We will generally support proposals that seek to adopt a majority voting standard.

Board Classification

Lord Abbett generally believes that directors should be elected annually, and we will typically support proposals that seek to remove a classified board structure though not for investment products (such as business development companies) where such structures are usual and customary. When evaluating board classification proposals, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

Board Independence

Lord Abbett values independent board oversight and believes that a majority of board members should be independent from the company. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and federal securities laws, a director generally is determined to qualify as independent if the director is not employed by the company and does not have any direct or indirect material relationship with the company based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett may vote against non-independent board nominees if their election would cause a majority of board members to be non-independent.

6

Independent Board Chair

Proponents of proposals to require independent board chair seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chair of the company’s board of directors be filled by an independent director. Lord Abbett votes on a case-by-case basis on proposals that call for an independent board chair, and will consider a variety of factors, including whether we believe that a company’s governance structure promotes independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, or independent board committees. In evaluating independent chair proposals, we will focus on the presence of a lead director, who is an independent director designated by a board with a non-independent chair to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

Compensation and Benefits

Lord Abbett pays particular attention to the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. However, we believe that companies should provide detailed disclosure of their compensation practices to allow investors to properly analyze the effectiveness and appropriateness of the company’s compensation structure.

Lord Abbett reviews all issues related to compensation on a case-by-case basis and may oppose management if: (1) we deem a company’s compensation to be excessive or inconsistent with that of its peers; (2) we believe a company’s compensation measures do not foster a long- term focus among its executive officers and other employees; or (3) we believe a company has not met performance expectations, among other reasons.

Advisory Vote on Executive Compensation

“Say-on- pay” proposals give shareholders a nonbinding vote on executive compensation and serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett generally prefers that say- on-pay proposals occur on an annual basis. Lord Abbett will evaluate say-on-pay proposals on a case-by-case basis and will consider a variety of factors in evaluating compensation, including whether we believe that compensation has been excessive or not properly aligned with long-term performance and whether we engaged with the company and they provided more detailed information regarding compensation.

Equity Compensation Plans

Equity compensation plans are intended to reward an executive’s performance through various stock-based incentives and should be designed to align an executive’s compensation with a company’s long-term performance. Lord Abbett will vote on equity compensation plans on a case-by-case basis, and in evaluating such proposals we will consider the following factors, among others: (1) whether or to what extent the plan has any potential to dilute the voting power or economic interests of other shareholders; (2) the rate at which a company grants equity awards; (3) the features of the plan and costs associated with it; (4) whether the plan allows for repricing or replacement of underwater stock options; and (5) quantitative data regarding compensation ranges by industry and company size. We scrutinize any proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

7

Clawback Provisions

Lord Abbett believes that clawback provisions generally encourage executive accountability and help mitigate a company’s risk-taking behavior. Lord Abbett will evaluate proposals to require clawback provisions on a case-by-case basis and will consider a variety of factors, including concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

Tax Gross-ups

Lord Abbett generally favors adoption of anti-tax gross-up policies, which limit payments by a company to an executive intended to reimburse some or all the executive’s tax liability with respect to compensation, perquisites, and other benefits.

Severance Agreements

Severance or so-called “golden parachute” payments are sometimes made to departing executives after termination or upon a company’s change in control. Lord Abbett will consider severance arrangements in the overall evaluation of executive compensation and may scrutinize cases in which benefits are especially lucrative, granted despite the executive’s or the company’s poor performance, or materially amended shortly before a triggering event. Lord Abbett will vote shareholder proposals related to severance agreements on a case-by-case basis.

Employee Stock Purchase Plans

Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett will vote on a case-by-case basis on employee stock purchase plans and will consider overall incentive structure and any dilutive effects of such plans, among other factors.

Shareholder Rights

Proxy access

Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors.Lord Abbett votes on a case-by-case basis and will evaluate proposals that seek to allow proxy access based on the merits of each situation. Similarly, Lord Abbett evaluates proposals that seek to amend the terms of an already existing proxy access by-law (“proxy fix-it” proposals) on a case-by-case basis, but may vote against these proposals if the existing proxy access by-law has reasonable provisions already in place.

Shareholder Rights Plans

Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Lord Abbett believes that poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders; therefore, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

8

Rights to Call Special Shareholder Meetings

Lord Abbett typically supports the right to call special shareholder meetings and in evaluating such a proposal, will consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings. Similarly, Lord Abbett evaluates proposals that seek to amend the terms of an existing special meeting right on a case-by-case basis but may vote against these proposals if the existing provision has a reasonable threshold in place.

Rights to Act by Written Consent

Lord Abbett votes on a case-by-case basis on proposals requesting rights to act by written consent, though may vote against these proposals if the company already grants shareholders the right to call special shareholder meetings at a reasonable threshold.

Supermajority Vote Requirements

A proposal that is subject to a supermajority vote must receive the support of more than a simple majority to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change for a company and its corporate governance practices. Lord Abbett typically supports shareholders’ ability to approve or reject proposals based on a simple majority vote and will generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

Cumulative Voting

Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. Although this voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee, Lord Abbett believes that a shareholder, or group of shareholders, using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

Confidential Voting

Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

Reimbursing Proxy Solicitation Expenses

Lord Abbett votes on a case-by-case basis on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest.

9

Transacting Other Business

Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting may deprive other shareholders of sufficient time and information needed to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett typically votes against such proposals.

Corporate Matters

Charter Amendments

A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett considers proposals related to charter amendments on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

Capital Structure

A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. Lord Abbett will generally support proposals to increase a company’s number of authorized shares if the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a substantial dilutive effect.

Lord Abbett generally believes that all shares should have equal voting rights at publicly traded companies. Lord Abbett will generally oppose proposals to create a new class of stock with superior voting rights and will typically vote for proposals to eliminate a dual or multi-class voting structure.

Reincorporation

Lord Abbett generally follows management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

Mergers, Acquisitions, and Restructurings

Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights.

Auditors

Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors. However, we will evaluate such proposals on a case-by-case basis and may consider any concerns about impaired independence, accounting irregularities, controversies, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

10

Proxy Voting Process

Overview

Lord Abbett encourages good governance and sustainable corporate practices, which contribute to long- term shareholder value creation. We have procedures in place to ensure that we vote proxies in the best interest of our clients. Lord Abbett has implemented the following approach to the proxy voting process:

●	The Investment Stewardship team provides recommendations on how to vote the security to the relevant investment team, who makes the final decision for their client portfolios, absent a material conflict of interest, as described in the “Conflicts of Interest” section below. From time to time, there may be votes that the Investment Stewardship team deems appropriate to address with members of the Executive Committee and/or other leadership teams. The votes are presented, and a final decision is agreed upon. Once a voting decision has been made, the Investment Stewardship team is responsible for submitting Lord Abbett’s vote.

●	When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position. The investment team with the dominant position, in consultation with the Investment Stewardship team, will be responsible for determining a vote recommendation. Lord Abbett will vote all shares on behalf of all clients in accordance with that vote recommendation.

●	For institutional accounts managed on behalf of multi-employer pension or benefit plans, commonly referred to as “Taft- Hartley plans,” Lord Abbett generally will vote proxies in accordance with the Proxy Voting Guidelines issued by the AFL-CIO, rather than the guidelines described above, unless instructed otherwise by the client.

These guidelines provide a general summary of Lord Abbett’s views on specific proxy voting items. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds, and their shareholders. Many different types of proposals may arise under the broad categories discussed in this document, and we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

Retention and Oversight of Proxy Service Provider

Lord Abbett has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records. 1 While Lord Abbett takes into consideration the information and recommendations of the Proxy Service Provider, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Service Provider’s recommendations. Notwithstanding the foregoing, Lord Abbett may determine that it is in the best interests of such parties, for consistency and administrative reliability, to vote in accordance with such service provider’s recommendations for certain categories of proxies from time to time.

1 Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Service Provider.

11

Lord Abbett monitors the Proxy Service Provider’s capacity, competency, and conflicts of interest to ensure that we continue to vote proxies in the best interests of our clients. As part of its ongoing oversight of the Proxy Service Provider, Lord Abbett performs periodic due diligence on the Proxy Service Provider. The topics included in these due diligence reviews include thought leadership, conflicts of interest, methodologies for developing vote recommendations, changes in leadership and control, and resources, among other things.

Conflicts of Interest

Conflicts of interest may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interest are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:

●	Lord Abbett has implemented special voting measures with respect to companies for which a Lord Abbett Family of Funds Board member (i) has had a material business or professional relationship with a company within the company’s last two fiscal years, (ii) has an immediate family member who is employed by the company, (iii) owns more than 5% of the company’s outstanding shares, and/or (iv) serves as officer, director, partner employee, or consultant to the company. If a Fund owns stock in such a company, Lord Abbett will notify the Proxy Conflict Committee (The Committee)and seek voting instructions from this Committee only in those situations where Lord Abbett proposes not to follow the Proxy Service Provider’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions and voting by the subcommittee regarding the company.

●	Lord Abbett also has implemented special voting measures with respect to any company (including any subsidiary of a company or retirement plan sponsored by a company) that has a significant business relationship with Lord Abbett. For this purpose, a “significant business relationship” means: (i) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (ii) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (iii) an institutional account client that has an investment management agreement with Lord Abbett; (iv) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and/ or (v) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds.

If a Fund owns shares of a company with a significant business relationship (“Conflict Shares”) and Lord Abbett seeks to vote contrary to the Proxy Service Provider’s recommendation, then Lord Abbett will notify the Committee and seek voting instructions from the Committee members. Lord Abbett generally will vote conflict proposals pursuant to the instruction of a majority of Committee members but will act on the instructions of less than a majority if less than a majority respond and all responding members approve Lord Abbett’s proposed votes on such proposals. In all other cases, Lord Abbett will vote the Funds’ Conflict Shares in accordance with the Proxy Service Provider’s recommendation. Lord Abbett periodically will report to the Committee its record of voting the Funds’ Conflict Shares in accordance with Committee member instructions.

Absent explicit instructions from an institutional account client to resolve proxy voting conflicts in a different manner, Lord Abbett will vote each such client’s Conflict Shares in the manner it votes the Funds’ Conflict Shares.

To serve the best interests of a client that holds a given voting security, Lord Abbett generally will vote proxies without regard to other clients’ investments in different classes or types of securities or instruments of the same issuer that are not entitled to vote. Accordingly, when the voting security in one account is from an issuer whose other, non-voting securities or instruments are held in a second account in a different strategy, Lord Abbett will vote without input from members of the investment team acting on behalf of the second account.

12

Securities Lending

The Funds may participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. Lord Abbett will generally attempt to recall all securities that are on loan prior to the meeting record date, so that the relevant Fund will be entitled to vote those shares. However, Lord Abbett may be unable to recall shares or may choose not to recall shares for several reasons, including if Lord Abbett does not receive timely notice of a meeting, or if Lord Abbett deems the opportunity for a Fund to generate securities lending revenue to outweigh the benefits of voting at a specific meeting.

Some of our clients may participate in externally managed securities lending programs. In these cases, client preference, operational processes, and other factors determine whether we recall loaned securities to vote proxies. Accordingly, our share recall practices will vary case-by-case.

Shareholder Resolutions

Lord Abbett may consider sponsoring or co-sponsoring a shareholder resolution to address an issue of concern if engagement and proxy voting are deemed to be ineffective.

Share Blocking

Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

13

GUARDIAN VARIABLE PRODUCTS TRUST

PART C — OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Declaration of Trust dated March 10, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

	(2)	Certificate of Trust - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on March 15, 2016.*

(b)	By-laws dated March 10, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

(c)	Not applicable

(d)	(1)(A)	Investment Management Agreement with Park Avenue Institutional Advisers LLC dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(1)(B)	Amendment dated March 28, 2018 to Schedule A of Investment Management Agreement with Park Avenue Institutional Advisers LLC - Previously filed with Post-Effective Amendment No.5 to the Registrant’s Registration Statement on Form N-1A filed on April 27, 2018.*

	(1)(C)	Amendment dated June 17, 2020 to Schedule A of Investment Management Agreement with Park Avenue Institutional Advisers LLC dated August 8, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(1)(D)	Amendment dated December 9, 2020 to Schedule A of Investment Management Agreement with Park Avenue Institutional Advisers LLC dated August 8, 2016 – Previously filed with Post-Effective Amendment No.18 to the Registrant’s Registration Statement on Form N-1A filed on December 30, 2020.*

	(1)(E)	Amendment dated October 25, 2021, to Schedule A of Investment Management Agreement with Park Avenue Institutional Advisers LLC dated August 8, 2016, ̶ Previously filed with Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2022.*

	(2)(A)	Subadvisory Agreement with Wellington Management Company LLP dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(2)(B)	Amendment dated March 28, 2018 to Schedule A of Subadvisory Agreement with Wellington Management Company LLP - Previously filed with Post-Effective Amendment No.5 to the Registrant’s Registration Statement on Form N-1A filed on April 27, 2018.*

	(2)(C)	Amendment dated June 17, 2020 to Schedule A of Subadvisory Agreement with Wellington Management Company LLP dated August 8, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(2)(D)	Amendment dated December 9, 2020 to Schedule A of Subadvisory Agreement with Wellington Management Company LLP dated August 8, 2016 – Previously filed with Post-Effective Amendment No.18 to the Registrant’s Registration Statement on Form N-1A filed on December 30, 2020.*

	(2)(E)	Amendment dated December 8, 2021 to Schedule A of Subadvisory Agreement with Wellington Management Company LLP dated August 8, 2016 – Previously filed with Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2022.*

	(3)(A)	Subadvisory Agreement with Putnam Investment Management LLC dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(3)(B)	Subadvisory Agreement with Putnam Investment Management LLC dated January 1, 2024 – Previously filed with Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2024.*

	(4)(A)	Subadvisory Agreement with Boston Partners Global Investors, Inc. dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(4)(B)	Amendment dated May 1, 2025 to Schedule A of Subadvisory Agreement with Boston Partners Global Investors, Inc. dated August 8, 2016 - filed herewith.

	(5)(A)	Subadvisory Agreement with AllianceBernstein L.P. dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(5)(B)	Subadvisory Agreement with AllianceBernstein L.P., dated November 13, 2019 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(5)(C)	Amendment dated June 17, 2020 to Schedule A of Subadvisory Agreement with AllianceBernstein L.P., dated November 13, 2019 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(6)(A)	Subadvisory Agreement with Allspring Global Investments, LLC dated November 1, 2021 — Previously filed with Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2022.*

	(6)(B)	Amendment dated March 3, 2025 to Schedule A of Subadvisory Agreement with Allspring Global Investments, LLC dated November 1, 2021 - filed herewith.

	(7)(A)	Subadvisory Agreement with Janus Capital Management LLC dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(7)(B)	Subadvisory Agreement with Janus Capital Management LLC dated May 30, 2017 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(7)(C)	Amendment dated March 3, 2025 to Schedule A of Subadvisory Agreement with Janus Henderson Investors US LLC dated May 30, 2017 - filed herewith.

	(8)(A)	Subadvisory Agreement with Schroder Investment Management North America Inc. dated February 17, 2022 ̶ Previously filed with Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2022.*

	(8)(B)	Sub-Sub-Advisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited dated February 17, 2022 ̶ Previously filed with Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2022.*

	(9)	Subadvisory Agreement with J.P. Morgan Investment Management Inc. dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(10)(A)	Subadvisory Agreement with Lord, Abbett & Co. LLC dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(10)(B)	Amendment dated March 3, 2025 to Schedule A of Subadvisory Agreement with Lord, Abbett & Co. LLC, dated August 8, 2016 - filed herewith.

	(11)(A)	Subadvisory Agreement with Massachusetts Financial Services Company (d/b/a MFS Investment Management) dated June 30, 2020 — Previously filed with Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A filed on February 27, 2023.*

	(11)(B)	Amendment dated March 3, 2025 to Schedule A of Subadvisory Agreement with Massachusetts Financial Services Company (d/b/a MFS Investment Management) dated June 30, 2020 - filed herewith.

	(12)(A)	Subadvisory Agreement with FIAM LLC dated June 30, 2020 — Previously filed with Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A filed on February 27, 2023.*

	(12)(B)	Amendment dated May 1, 2023 to Schedule A of Subadvisory Agreement with FIAM LLC dated June 30, 2020 — Previously filed with Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A filed on April 27, 2023.*

	(12)(C)	Amendment dated March 3, 2025 to Schedule A of Subadvisory Agreement with FIAM LLC dated June 30, 2020 - filed herewith.

(e)	(1)	Distribution and Service Agreement with Park Avenue Securities LLC dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(2)	Amendment dated March 28, 2018 to Schedule A of Distribution and Service Agreement with Park Avenue Securities LLC dated August 8, 2016 - Previously filed with Post-Effective Amendment No.5 to the Registrant’s Registration Statement on Form N-1A filed on April 27, 2018.*

2

	(3)	Amendment dated June 17, 2020 to Schedule A of Distribution and Service Agreement with Park Avenue Securities LLC dated August 8, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(4)	Amendment dated December 9, 2020 to Schedule A of Distribution and Service Agreement with Park Avenue Securities LLC dated August 8, 2016 – Previously filed with Post-Effective Amendment No.18 to the Registrant’s Registration Statement on Form N-1A filed on December 30, 2020.*

(f)	Not applicable

(g)	(1)	Master Custodian Agreement with State Street Bank and Trust Company dated August 25, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(2)	Amended Appendix A dated June 17, 2020 to Master Custodian Agreement with State Street Bank and Trust Company dated August 25, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(3)	Amended Appendix A dated December 9, 2020 to Master Custodian Agreement with State Street Bank and Trust Company dated August 25, 2016 – Previously filed with Post-Effective Amendment No.18 to the Registrant’s Registration Statement on Form N-1A filed on December 30, 2020.*

(h)	(1)(A)	Transfer Agency and Service Agreement with State Street Bank and Trust Company dated August 25, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(1)(B)	Amended Schedule A dated June 17, 2020 to Transfer Agency and Service Agreement with State Street Bank and Trust Company dated August 25, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(1)(C)	Amended Schedule A dated December 9, 2020 to Transfer Agency and Service Agreement with State Street Bank and Trust Company dated August 25, 2016 – Previously filed with Post-Effective Amendment No.18 to the Registrant’s Registration Statement on Form N-1A filed on December 30, 2020.*

	(2)(A)	Administration Agreement with State Street Bank and Trust Company dated August 25, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(2)(B)	Amended Schedule A dated June 17, 2020 to Administration Agreement with State Street Bank and Trust Company dated August 25, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(2)(C)	Amended Schedule A dated December 9, 2020 to Administration Agreement with State Street Bank and Trust Company dated August 25, 2016 – Previously filed with Post-Effective Amendment No.18 to the Registrant’s Registration Statement on Form N-1A filed on December 30, 2020.*

	(2)(D)	Amendment dated March 28, 2024 to Administration Agreement with State Street Bank and Trust Company dated August 25, 2016 -- Previously filed with Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2024.*

	(2)(E)	Amendment dated August 10, 2018 to Administration Agreement with State Street Bank and Trust Company dated August 25, 2016 -- Previously filed with Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2024.*

	(3)(A)	Participation Agreement by and among the Trust, Park Avenue Institutional Advisers LLC and The Guardian Insurance & Annuity Company, Inc. dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 24, 2016.*

	(3)(B)	Amendment dated June 17, 2020 to Schedule B of Participation Agreement by and among the Trust, Park Avenue Institutional Advisers LLC and The Guardian Insurance & Annuity Company, Inc. dated August 8, 2016 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

	(3)(C)	Amendment dated December 9, 2020 to Schedule B of Participation Agreement by and among the Trust, Park Avenue Institutional Advisers LLC and The Guardian Insurance & Annuity Company, Inc. dated August 8, 2016 – Previously filed with Post-Effective Amendment No.18 to the Registrant’s Registration Statement on Form N-1A filed on December 30, 2020.*

3

	(4)	Expense Limitation Agreement with Park Avenue Institutional Advisers LLC dated May 1, 2025 - filed herewith.

	(5)	Fund of Funds Investment Agreement with Vanguard Funds dated January 19, 2022 ̶ Previously filed with Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed on February 28, 2022.*

(i)	Legal Opinion and Consent ─ filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm ─ filed herewith.

(k)	Not applicable

(l)	Not applicable

(m)	(1)	Distribution and Service Plan pursuant to Rule 12b-1 dated August 8, 2016 - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

	(2)	Amendment dated March 28, 2018 to Schedule A of Distribution and Service Plan pursuant to Rule 12b-1 - Previously filed with Post-Effective Amendment No.5 to the Registrant’s Registration Statement on Form N-1A filed on April 27, 2018.*

	(3)	Amendment dated June 17, 2020 to Schedule A of Distribution and Service Plan pursuant to Rule 12b-1 dated August 8, 2020 — Previously filed with Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2020.*

(n)	Not applicable

(o)	Not applicable

(p)	(1)	Code of Ethics of Guardian Variable Products Trust and Park Avenue Institutional Advisers LLC — Previously filed with Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2022.*

	(2)	Code of Ethics of Park Avenue Securities LLC - Previously filed with the Registrant’s Registration Statement on Form N-1A filed on August 10, 2016.*

	(3)	Code of Ethics of Putnam Investment Management, LLC — filed herewith.

	(4)	Code of Ethics of AllianceBernstein L.P. — Previously filed with Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2024.*

	(5)	Code of Ethics of J.P. Morgan Investment Management Inc. — filed herewith.

	(6)	Code of Ethics of Wellington Management Company LLP — Previously filed with Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2024.*

	(7)	Code of Ethics of Boston Partners Global Investors, Inc. — filed herewith.

	(8)	Code of Ethics of Janus Henderson Investors US LLC — filed herewith.

	(9)	Code of Ethics of Allspring Global Investments, LLC — filed herewith.

4

	(10)	Code of Ethics of Lord, Abbett & Co. LLC — filed herewith.

	(11)	Code of Ethics of Massachusetts Financial Services Company — Previously filed with Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2024.*

	(12)	Code of Ethics of FIAM LLC — filed herewith.

	(13)	Code of Ethics of Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited — filed herewith.

(q)	(1)	Power of Attorney ─ Previously filed with Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed on February 27, 2025.*

*       Incorporated by reference.

Item 29.	Persons Controlled by or Under Common Control with Registrant

The Guardian Insurance & Annuity Company, Inc. (“GIAC”), on its own behalf and on behalf of its separate accounts, The Guardian Separate Account (VA-1), The Guardian Separate Account (VA-2), The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q and The Guardian Separate Account R (the “Separate Accounts”), owns of record the outstanding shares of each series of the Registrant. GIAC will vote Fund shares in accordance with instructions from contract owners having interests in a Separate Account. Each Separate Account is a segregated asset account of GIAC.

Item 30.	Indemnification

Article VIII, Section 8.4 of the Registrant’s Declaration of Trust provides for the indemnification of the trustees, officers, employees, agents and other controlling persons of the Registrant. The Declaration of Trust has been filed as an exhibit to the Registrant’s Registration Statement.

Section 17(h) of the Investment Company Act of 1940 provides that no instrument pursuant to which the Registrant is organized or administered shall contain any provision that protects or purports to protect any Trustee or officer of Registrant against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant may be party to other agreements that include indemnification, or substantially similar, provisions for the benefit of the Registrant’s Trustees, officers, employees and any person who controls the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s organizational instruments or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and, therefore, is unenforceable.

5

Guardian Variable Products Trust and Park Avenue Institutional Advisers LLC maintain a directors and officers/errors and omissions (“D&O/E&O”) liability insurance policy. Guardian Variable Products Trust also maintains an independent directors liability (“IDL”) insurance policy. The D&O/E&O liability insurance policy covers all of the Trustees and officers of Guardian Variable Products Trust and covers services offered by Park Avenue Institutional Advisers LLC and the IDL insurance policy covers the independent Trustees only. Subject to the terms, conditions and retentions of the policies, insured persons are covered for claims made against them while acting in their official capacities as Trustees or officers of Guardian Variable Products Trust.

Item 31.	Business or Other Connections of Investment Adviser(s)

Any other business, profession, vocation or employment of a substantial nature in which the investment adviser (which includes each sub-adviser) to Guardian Variable Products Trust and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in Schedule A (as updated by Schedule C to the extent it relates to Schedule A) of each investment adviser’s Form ADV as currently on file with the SEC, and the text of such schedule(s) is hereby incorporated by reference.

Park Avenue Institutional Advisers LLC File No. 801-81084	Putnam Investment Management, LLC File No. 801-7974

AllianceBernstein L.P. File No. 801-56720	Schroder Investment Management North America Inc. File No. 801-15834

J.P. Morgan Investment Management Inc. File No. 801-21011	Schroder Investment Management North America Limited File No. 801-37163

Wellington Management Company LLP File No. 801-15908	Boston Partners Global Investors, Inc. File No. 801-61786

Allspring Global Investments, LLC File No. 801-21122	Janus Henderson Investors US LLC File No. 801-13991

FIAM LLC File No. 801-63658	Lord, Abbett & Co. LLC File No. 801-6997

Massachusetts Financial Services Company
File No. 801-17352

6

Item 32.	Principal Underwriter

(a)       Park Avenue Securities LLC serves as the principal underwriter for the Registrant.

(b)       The following information is furnished with respect to the directors and officers of Park Avenue Securities LLC:

(1)	(2)	(3)
Name and Principal	Position and Offices	Position and Offices
Business Address*	with Principal Underwriter	with Registrant

Marianne Caswell	Manager, President	None

Carl Desrochers	Manager	None

Michael Ferik	Manager	Chairman & Trustee

Leyla Lesina	Manager	None

Harris Oliner	Associate General Counsel, Corporate Secretary	Senior Vice President and Secretary

Jack Fatica	Head of Wealth Management Business Development	None

Carly Maher	Head of Wealth Management Strategy and Business Operations	None

Joshua Hergan	Assistant General Counsel	None

Ravin Puri	Corporate Development and Partnerships Lead	None

Shawn McGrath	Individual Markets Controller	None

Allen Boggs	Head of Supervision and Business Risk	None

Damon Gruss	Head of Relationship Management	None

Michael Ryniker	Head of Operations	None

Amy Estrada	Manager of Operations	None

Brandon Bloeth	Senior Manager, Wealth Management Strategic Initiatives	None

Robert D. Grauer	Associate General Counsel, Assistant Corporate Secretary	None

Tyla Reynolds	Assistant General Counsel, Assistant Corporate Secretary	Assistant Secretary

Kyle Hooper	Senior Counsel, Assistant Corporate Secretary	None

Rose Burachio	Assistant Corporate Secretary	None

Brian Hagan	Anti-Money Laundering Compliance Officer	Anti-Money Laundering Officer

*	The principal business address of all directors and officers of Park Avenue Securities LLC is 10 Hudson Yards, New York, NY 10001.

7

(c)       Not applicable

Item 33.	Location of Accounts and Records

Certain accounts, books and other documents required to be maintained by Section 31(a) Investment Company Act of 1940 and the Rules promulgated thereunder are or will be maintained by Park Avenue Institutional Advisers LLC, 10 Hudson Yards, New York, NY 10001; Park Avenue Securities LLC, 10 Hudson Yards, New York, NY 10001; Putnam Investment Management, LLC, 100 Federal Street, Boston, MA 02110; AllianceBernstein L.P., 501 Commerce Street, Nashville, TN 37203; J.P. Morgan Investment Management Inc., 383 Madison Avenue, New York, NY 10179; Schroder Investment Management North America Inc., 7 Bryant Park, New York, NY 10018 and Schroder Investment Management North America Limited,1 London Wall Place, London EC2Y 5AU United Kingdom; Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210; Boston Partners Global Investors, Inc., One Beacon Street, Boston, MA 02108; Janus Henderson Investors US LLC, 151 Detroit Street, Denver CO 80206; Allspring Global Investments, LLC, 1415 Vantage Park Drive, Charlotte, NC 28203; Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302; Massachusetts Financial Services Company, 111 Huntington Avenue, Boston MA 02199; FIAM LLC, 900 Salem Street, Smithfield, RI 02917; State Street Bank and Trust Company, One Congress Street, Boston, MA 02114.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

8

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (“1933 Act”) and the Investment Company Act of 1940 (the “1940 Act”), the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 26 under the 1933 Act and Amendment No. 30 under the 1940 Act to be signed on its behalf by the undersigned, thereto duly authorized, in the City and State of New York on the 28th day of April 2025.

GUARDIAN VARIABLE PRODUCTS TRUST (the Registrant)

By:	/S/ DOMINIQUE BAEDE
Dominique Baede, President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated and on the 28th day of April, 2025.

SIGNATURE	TITLE

MICHAEL FERIK	Chairman and Trustee
Michael Ferik*

/S/ DOMINIQUE BAEDE	President (Principal Executive Officer)
Dominique Baede

BRUCE W. FERRIS	Trustee
Bruce W. Ferris*

THEDA R. HABER	Trustee
Theda R. Haber*

MARSHALL LUX	Trustee
Marshall Lux*

JAMES D. MCDONALD	Trustee
James D. McDonald*

JOHN WALTERS	Trustee
John Walters*

/S/ LARRY WEISS	Treasurer (Principal Financial and Accounting Officer)
Larry Weiss

*By:	/S/ KATHLEEN M. MOYNIHAN
Attorney-in-Fact pursuant to the powers of attorney previously filed or filed herewith.

9

Exhibit Index

(d)(4)(B)	Amendment dated May 1, 2025 to Schedule A of Subadvisory Agreement with Boston Partners Global Investors, Inc. dated August 8, 2016

(d)(6)(B)	Amendment dated March 3, 2025 to Schedule A of Subadvisory Agreement with Allspring Global Investments, LLC dated November 1, 2021

(d)(7)(C)	Amendment dated March 3, 2025 to Schedule A of Subadvisory Agreement with Janus Henderson Investors US LLC dated May 30, 2017

(d)(10)(B)	Amendment dated March 3, 2025 to Schedule A of Subadvisory Agreement with Lord, Abbett & Co. LLC, dated August 8, 2016

(d)(11)(B)	Amendment dated March 3, 2025 to Schedule A of Subadvisory Agreement with Massachusetts Financial Services Company (d/b/a MFS Investment Management) dated June 30, 2020

(d)(12)(C)	Amendment dated March 3, 2025 to Schedule A of Subadvisory Agreement with FIAM LLC dated June 30, 2020

(h)(4)	Expense Limitation Agreement dated May 1, 2025

(i)	Legal Opinion and Consent

(j)	Consent of Independent Registered Public Accounting Firm

(p)(3)	Code of Ethics of Putnam Investment Management, LLC

(p)(5)	Code of Ethics of J.P. Morgan Investment Management Inc.

(p)(7)	Code of Ethics of Boston Partners Global Investors, Inc.

(p)(8)	Code of Ethics of Janus Henderson Investors US LLC

(p)(9)	Code of Ethics of Allspring Global Investments, LLC

(p)(10)	Code of Ethics of Lord, Abbett & Co. LLC

(p)(12)	Code of Ethics of FIAM LLC

(p)(13)	Code of Ethics of Schroder Investment Management North America Inc.and Schroder Investment Management North America Limited

EX-101. SCH XBRL Taxonomy Extension Schema Document

EX-101. DEF XBRL Taxonomy Extension Definition Linkbase

EX-101. LAB XBRL Taxonomy Extension Label Linkbase

EX-101.PRE XBRL Taxonomy Extension Presentation Linkbase

10